            [PHOTO OF OWL]


SEMIANNUAL REPORT | DECEMBER 31, 2000




INVEST WISELY.-Registered Trademark-





THE MONTGOMERY FUNDS-SM-

DEAR FELLOW MONTGOMERY FUNDS SHAREHOLDER

[Photo of R. Stephen Doyle]

Without a doubt the past several months have been difficult for most investors. U.S. stock prices dropped sharply, and global markets followed a similar path. Surging oil prices, rising interest rates and depressed earnings expectations adversely affected the market. Technology stocks led the way down, although most other sectors also fell. As we enter this new year, investors face a number of big-picture questions: Will the U.S. economy enter a recession? Will inflation crop up, or will deflation take hold? If these questions weigh heavily on investors' minds, the markets could remain erratic in 2001.

As we've said many times in the past, out of volatility often comes opportunity. And now, more than ever, we think that only a discerning eye will recognize the most promising investment ideas and navigate through the pitfalls that could lie ahead. It's a perspective that we believe can be gained only through years of experience in different market environments; through independent research into companies, sectors and countries; and through disciplined investment strategies that stay focused on the long term, rather than change with every shift in market sentiment. Our broad perspective supports our overriding objective, which is to earn your confidence continuously and help you meet your long-term financial goals.

We hope that in the following pages you gain more insight into the markets, our strategies and our outlook.

Thank you for investing with us.

Sincerely,

/s/ R. Stephen Doyle

R. Stephen Doyle
Chairman

[OWL LOGO]
THE MONTGOMERY FUNDS-SM-
INVEST WISELY.-Registered Trademark-

                                                          THE MONTGOMERY FUNDS
                                                           SEMIANNUAL REPORT
                                                           December 31, 2000
                                                              (Unaudited)



The Montgomery Funds are a comprehensive family of no-load mutual funds, offering U.S. equity, international and global, and U.S. fixed-income investment strategies.

We currently manage more than $9.2 billion in the Funds on behalf of over 180,000 individual investors, helping them meet their financial goals through a combination of professional portfolio management and high-quality customer service.


-------------------------------------------------------------------------------
CONTENTS
-------------------------------------------------------------------------------

Stock and Bond Market Overview............................................    2
Performance Summary.......................................................    4
-------------------------------------------------------------------------------

PORTFOLIO HIGHLIGHTS AND INVESTMENTS

MONTGOMERY STOCK SOLUTIONS-SM- PORTFOLIO
-------------------------------------------------------------------------------
U.S. Select 20 Portfolio (MNUSX)..........................................    5

MONTGOMERY U.S. EQUITY FUNDS
-------------------------------------------------------------------------------
Growth Fund (MNGFX).......................................................    8
Mid Cap 20 Portfolio (MNMDX)..............................................   12
U.S. Emerging Growth Fund (MNMCX).........................................   16
Small Cap Fund (MNSCX)....................................................   20
Balanced Fund (MNAAX).....................................................   24

MONTGOMERY INTERNATIONAL AND GLOBAL EQUITY FUNDS
-------------------------------------------------------------------------------
International Growth Fund (MNIGX)........................................    26
International 20 Portfolio (MNIIX).......................................    30
Global Opportunities Fund (MNGOX)........................................    34
Global 20 Portfolio (MNSFX)..............................................    38
Global Long-Short Fund (MNGLX)...........................................    41
Global Communications Fund (MNGCX).......................................    49
Emerging Markets Fund (MNEMX)............................................    53
Emerging Markets 20 Portfolio (MNEFX)....................................    58
Emerging Asia Fund (MNEAX)...............................................    61

MONTGOMERY U.S. FIXED-INCOME AND MONEY MARKET FUNDS
-------------------------------------------------------------------------------
Total Return Bond Fund (MNTRX)...........................................    65
Short Duration Government Bond Fund (MNSGX)..............................    70
California Tax-Free Intermediate Bond Fund (MNCTX).......................    75
Government Money Market Fund (MNGXX).....................................    80
California Tax-Free Money Fund (MCFXX)...................................    80
Federal Tax-Free Money Fund (MFFXX)......................................    80
Endnotes and Abbreviations...............................................    91

FINANCIAL STATEMENTS
-------------------------------------------------------------------------------
Statements of Assets and Liabilities.....................................    92
Statements of Operations.................................................    98
Statements of Changes in Net Assets......................................   102
Statements of Cash Flows.................................................   106
Financial Highlights.....................................................   109
Notes to Financial Statements............................................   131

THE MONTGOMERY FUNDS
 SEMIANNUAL REPORT
 December 31, 2000
  (Unaudited)

STOCK AND BOND MARKET OVERVIEW

U.S. STOCKS

The markets remained tumultuous during the second half of 2000, with the Standard & Poor's 500 Index returning -8.72% for the period. The Russell 2000 Index of small-cap stocks returned -5.88%, and the Nasdaq index of technology stocks was down more than 36%.

The second half of 2000 saw the economy abruptly decelerate due to the work of the Federal Reserve Board, whose actions dating back to June 1999 were intended to cool the red-hot economy to a non-inflationary pace of growth. In total the Fed increased short-term rates 1.75 percentage points, to 6.5% over the 12-month period ended May 2000, in an effort to slow growth and stave off inflation. The Fed's actions worked very well: By the second half of the year, gross domestic product growth was cut in half.

Short-term interest rate increases always have a lagging effect on the economy, but stock prices react quickly to any revision in the outlook for profits. By July 2000 investors were coming to grips with soaring energy prices and a fierce market sell-off in the technology sector that would continue until year end. It became clear that even some of the Internet companies with better business models would not produce profits anytime soon. Subsequent warnings of expected lower earnings by bellwether companies such as Intel and Apple Computer only served to accelerate this process.

With their high operating margins and lack of debt, tech companies often produce surprisingly strong earnings in good times. But, unfortunately, the same is true on the downside. As the year 2000 progressed, the earnings warnings increased, and the Fed

EDGAR REPRESENTATION OF DATA POINTS USED IN A PRINTED GRAPHIC

THE S&P 500 INDEX PERFORMANCE:
JULY 1, 1999, TO DECEMBER 31, 2000

7/00              1430.83
8/00              1517.68
9/00              1436.51
10/00              1429.4
11/00             1314.95
12/00             1320.28

Source: Bloomberg

THE VOLATILITY IN THE U.S. STOCK MARKET, WHICH BEGAN IN EARLY 1999, CONTINUED THROUGH THE SIX-MONTH PERIOD ENDING 12/31/00

shifted its bias away from raising interest rates to lowering them. Meanwhile, investors seemed to lose even more confidence, as the presidential election results remained uncertain heading into December, and Christmas sales were nothing short of lackluster.

Although technology and growth stocks declined, defensive sectors such as health care, energy, financial services and utilities performed relatively well. Investors turned to these companies in search of steady profits in a period of slower U.S. economic growth.

U.S. BONDS

Bonds posted a much better overall performance than stocks during the six months ended December 31, 2000. Yields were generally on the decline - and prices on the rise - as emerging evidence of an economic slowdown heartened the market's outlook toward future Federal Reserve Board monetary policy. Third-quarter growth in gross domestic product and projections for the fourth quarter were well off the torrid levels set in the first half of 2000, as it appeared that the Fed's previous rate hikes were taking hold. With the stock market in decline, the wealth effect wore off and consumer confidence and spending softened. Business investment spending also stagnated due to reduced earnings and tight corporate credit markets. Signs emerged that the tight labor market, which many feared would trigger price inflation, was starting to loosen. For its part inflation remained relatively moderate in spite of markedly higher energy prices.

Against this backdrop the Federal Reserve refrained from tinkering with short-term interest rates. For most of the six-month period, the Fed maintained a bias toward raising rates to slow growth and head off inflation. As data emerged that the Fed's moves were starting to affect both domestic and foreign economies, market sentiment shifted. Market rates started reflecting the expectation that the Fed's next move would be an easing of short-term rates. In late December the Fed surprised the investment community by shifting from a tightening bias to an easing one. We agree with the consensus that recent moves by the Fed to lower rates - and the likelihood that rates will decline further in 2001 by as much as 100 basis points - should stem the tide of a slowing economy.

Corporate bonds were an exception to the positive period posted by the fixed-income markets generally. Concerns about the slowing economy's effect on corporate profits, anxieties about increasing defaults, and companies' difficulties accessing capital to fund business models - all were a drag on corporate issues. Overall, liquidity in the corporate market dried up as investors looked for

                       Call toll-Free 800.572.FUND [3863]

                                                          THE MONTGOMERY FUNDS
                                                           SEMIANNUAL REPORT
                                                           December 31, 2000
                                                              (Unaudited)

EDGAR REPRESENTATION OF DATA POINTS USED IN A PRINTED GRAPHIC

U.S. TREASURY 30-YEAR BOND YIELD:
JULY 1, 1999, TO DECEMBER 31, 2000

7/00             5.782504
8/00             5.667547
9/00              5.85189
10/00            5.786866
11/00              5.5915
12/00            5.453948

Source: Bloomberg

AS INTEREST RATES DECLINED OVER THE PAST SIX MONTHS, BOND MARKET PROCES IMPROVED, GENERALLY REDUCING THEIR YIELDS (BOND PRICES MOVE INVERSELY TO THEIR YIELDS).


safer havens. Only the highest-quality corporate paper was able to weather the storm. The main question at this point is whether the Fed action is significant to keep the economy from falling into recession.

INTERNATIONAL EQUITIES

Developed international markets were also generally weak during the six-month period ended December 31, 2000. And with trading volumes down, some of the worst-performing stocks were strong companies that couldn't thrive in the negative environment. In many cases market sentiment was so antipathetic that it didn't truly reflect what was going on at the company level.

After a multi-year cycle of economic growth and an environment in which technology earnings grew rapidly, concerns about a slowing economy overwhelmed the market. Given the rapid growth in technology earnings and high stock valuations, tech stocks were hit hardest as economic growth expectations changed. Problems in the communications sector were also a serious drag on performance, especially in Europe, where increased competition, a financing environment marked by higher interest rates, weaker capital markets and high capital expenditure requirements served to pressure a sector that had previously been a market favorite.

Against a backdrop of slower growth both domestically and overseas, favor shifted from tech, media and telecom stocks to health care and consumer staples, including food and drugs - historically safe havens in a slowing-growth environment.

Japan was extremely weak amidst both political and economic concerns. The euro, in particular, was under pressure in the third quarter, affecting dollar-adjusted results. At the end of the fourth quarter, however, there was a much-anticipated rebound in the euro's performance. Switzerland, whose markets are concentrated in health-care, financials and nondurable stocks, was one of the rare bright spots in the second half of the year.


                          visit www.montgomeryfunds.com                       3

THE MONTGOMERY FUNDS
PERFORMANCE SUMMARY
 December 31,2000
   (Unaudited)


AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/00

Fund Name (Fund Number)                Inception Date     One Year      Three Years   Five Years   Ten Years    Since Inception
MONTGOMERY STOCK SOLUTIONS-SM- PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------
U.S. Select 20 Portfolio (1484)*           12/31/99        (3.12)%          N/A           N/A        N/A         (3.12)%
---------------------------------------------------------------------------------------------------------------------------

MONTGOMERY U.S. EQUITY FUNDS
---------------------------------------------------------------------------------------------------------------------------
Growth Fund (284)*                          9/30/93       (10.57)%         3.26%         10.44%      N/A         15.84%
---------------------------------------------------------------------------------------------------------------------------
Mid Cap 20 Portfolio (1485)*               10/31/00          N/A            N/A            N/A       N/A        (10.15)%
---------------------------------------------------------------------------------------------------------------------------
U.S. Emerging Growth Fund (294)*           12/30/94        14.60%         13.70%         17.34%      N/A         19.13%
---------------------------------------------------------------------------------------------------------------------------
Small Cap Fund (276)                        7/13/90       (25.14)%         2.41%          9.56%    17.93%        15.65%
---------------------------------------------------------------------------------------------------------------------------
Balanced Fund (291)*                        3/31/94        (1.39)%         5.72%          9.68%      N/A         14.66%
---------------------------------------------------------------------------------------------------------------------------

MONTGOMERY INTERNATIONAL AND GLOBAL EQUITY FUNDS
---------------------------------------------------------------------------------------------------------------------------
International Growth Fund (296)*             7/3/95       (25.42)%         6.61%         10.06%      N/A         11.26%
---------------------------------------------------------------------------------------------------------------------------
International 20 Portfolio (1483)*         12/31/99       (16.86)%          N/A            N/A       N/A        (16.86)%
---------------------------------------------------------------------------------------------------------------------------
Global Opportunities Fund (285)*            9/30/93       (29.77)%        13.67%         14.41%      N/A         13.40%
---------------------------------------------------------------------------------------------------------------------------
Global 20 Portfolio (295)*                  10/2/95       (25.23)%         5.92%         13.10%      N/A         15.61%
---------------------------------------------------------------------------------------------------------------------------
Global Long-Short Fund (1478)              12/31/97       (24.33)%        39.73            N/A       N/A         39.69%
---------------------------------------------------------------------------------------------------------------------------
Global Communications Fund (280)             6/1/93       (39.12)%        24.40%         19.22%      N/A         16.97%
---------------------------------------------------------------------------------------------------------------------------
Emerging Markets Fund (277)*                 3/1/92       (29.11)%       (10.63)%        (4.93)%     N/A          0.41%
---------------------------------------------------------------------------------------------------------------------------
Emerging Markets 20 Portfolio (1481)*      12/31/97       (17.23)%        13.70            N/A       N/A         13.40%
---------------------------------------------------------------------------------------------------------------------------
Emerging Asia Fund (648)*                   9/30/96       (31.99)%        (3.28)%          N/A       N/A         (5.52)%
---------------------------------------------------------------------------------------------------------------------------

MONTGOMERY U.S. FIXED-INCOME AND MONEY MARKET FUNDS
---------------------------------------------------------------------------------------------------------------------------
Total Return Bond Fund (650)*               6/30/97        12.06%         6.59%           N/A       N/A           7.51%
---------------------------------------------------------------------------------------------------------------------------
Short Duration Government Bond Fund (279)* 12/18/92         8.11%         5.98%          6.01%      N/A           6.34%
---------------------------------------------------------------------------------------------------------------------------
California Tax-Free Intermediate Bond Fund   7/1/93         9.32%         4.62%          5.17%      N/A           5.24%
(281)*
---------------------------------------------------------------------------------------------------------------------------

                                                         One-Day        Seven-Day
As of 12/31/00                                            Yield           Yield
----------------------------------------------------------------------------------------------------------------------------
GOVERNMENT MONEY MARKET FUND (278)          9/14/92         6.17%         6.14%          5.26%      N/A           4.75%
----------------------------------------------------------------------------------------------------------------------------
CALIFORNIA TAX-FREE MONEY FUND (292)        9/30/94         3.72%         3.61%          2.88%      N/A           2.99%
----------------------------------------------------------------------------------------------------------------------------
FEDERAL TAX-FREE MONEY FUND (647)*          7/15/96         4.30%         4.00%           N/A       N/A           3.22%
----------------------------------------------------------------------------------------------------------------------------

*Returns for Funds marked with this notation reflect a partial waiver of fees without which the total return would have been lower.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Net asset value, investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost. Performance information is for Class R (Retail) shares only. The performance figures for the Class R shares shown above do not reflect the 0.25% Rule 12b-1 fees paid by the Class P shares, which would reduce performance.

A portion of income from the tax-free funds may be subject to some state and/or local taxes, and, for certain investors, a portion may be subject to the federal alternative minimum tax.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Yields may fluctuate.

The Emerging Markets 20 Portfolio and the Global Long-Short Fund may use sophisticated investment techniques and securities such as margin, leverage, short sales and other forms of volatile financial derivatives including options and futures. Such tactics could cause the value of an investment in these Funds to be more volatile and subject to substantially greater risks than investments in other mutual funds, including foreign stock funds. As a result, investors should carefully consider whether these Funds are appropriate investments.

Some Funds may not be appropriate for conservative investors, because they invest in certain types of securities or in a limited number of sectors or holdings that may produce volatile results. There are also risks associated with investing in funds that invest in foreign securities, such as erratic market conditions, economic and political instability, and fluctuations in currency exchange rates. In addition, technology securities tend to be relatively volatile compared with other types of investments. Also, Funds that invest in small-cap stocks may be subject to greater volatility than those that invest in large companies.

                                                             STOCK SOLUTIONS
                                                        U.S. SELECT 20 PORTFOLIO
                                                         Portfolio Highlights
                                                               (Unaudited)

INVESTMENT REVIEW

Q: HOW DID THE PORTFOLIO PERFORM DURING THE SIX MONTHS ENDED
DECEMBER 31, 2000?

A: The Portfolio underperformed its benchmark, the Standard & Poor's 500 Index, for the period, returning -15.98%, compared with -8.72% for the unmanaged index.

Q: WHAT MARKET FACTORS CONTRIBUTED TO THE PORTFOLIO'S RESULTS?

A: The Portfolio offers shareholders a concentrated selection of U.S. stocks, following a growth-oriented investment strategy. Although this strategy led the Portfolio to out-perform the S&P 500 and Nasdaq indices during the first three quarters, this relative position changed in the fourth quarter as technology stocks rotated heavily out of favor in line with a 32% fourth-quarter decline in the Nasdaq. The Portfolio included a number of leading tech stocks, which fell sharply in price, having a significant impact on the Portfolio's results. In addition, during the second half of 2000 value strategies generally outperformed growth, particularly in December, further affecting results relative to the benchmark, which represents a blend of both value and growth stocks.


Q: WHICH STOCKS WERE HELPFUL TO THE PORTFOLIO'S PERFORMANCE?

A: Holdings that fared the best were in defensive areas such as grocery stores, beverages and pharmaceuticals. Among the Portfolio's strongest performers were Safeway Stores, PepsiCo and CVS Drugstores. All three have a common theme: They make or distribute products that people are going to buy during both good and bad economic times. In addition, all three have posted solid earnings growth in an environment where overall earnings growth is hard to come by.


Q: WERE ANY TECHNOLOGY STOCKS GOOD PERFORMERS DURING THE PERIOD?

A: Even though technology and telecommunications were very poor performers as a group, there were some individual stocks that did relatively well. Because of the continuing demand for cellular telephones worldwide, telecom companies that specialize in wireless technology are likely to continue their capital spending in 2001. Comverse Technology, which offers cellular customers products and services such as voice-mail that enhance subscriber revenues, has continued to meet profit expectations. Shares of Qualcomm, which also serves the cellular telephone industry, were purchased at attractive prices in early 2000 after questions arose about the growth in cellular markets. The stock rebounded later in the year as it became apparent that growth rates in cellular were not as weak as analysts originally thought.

-----------------------------------------
          PORTFOLIO MANAGEMENT
-----------------------------------------

Andrew Pratt, CFA...... Portfolio Manager

--------------------------------------
        PORTFOLIO PERFORMANCE
--------------------------------------
        Total returns for the
        period ended 12/31/00

--------------------------------------
 MONTGOMERY U.S. SELECT 20 PORTFOLIO

Since inception (12/31/99)...   (3.12)%

--------------------------------------
            S&P 500 INDEX

Since 12/31/99...............   (9.11)%

--------------------------------------

You cannot invest directly in an index.
Past performance is no guarantee of future results.
Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost.

EDGAR REPRESENTATION OF DATA POINTS USED IN A PRINTED GRAPHIC

GROWTH OF A $10,000 INVESTMENT

U.S. Select 20
July ' 00          $11,830
Aug                $12,470
Sept               $11,750
Oct                $11,130
Nov                 $9,670
Dec                 $9,687

S&P 500(1)
July ' 00          $10,320
Aug                $10,961
Sept               $10,383
Oct                $10,339
Nov                 $9,524
Dec                 $9,570

Index (Lipper)(2)
July ' 00          $10,178
Aug                $11,015
Sept               $10,461
Oct                $10,153
Nov                 $9,061
Dec                 $9,244

(1) The Standard & Poor's 500 Index is composed of 500 widely held common stocks listed on the NYSE, AMEX and OTC markets.

(2) The Lipper Growth Funds Average consists of 1,753 funds.



                        Call toll-free 800.572.FUND [3863]                     5

    STOCK SOLUTIONS
U.S. SELECT 20 PORTFOLIO
  Portfolio Highlights
   (Unaudited)



Q: WHICH STOCKS WERE DISAPPOINTING?

A: Although the pharmaceuticals sector was generally strong, Eli Lilly, maker of the antidepressant drug Prozac, lost an important court case that shortened the company's patent from several years to just one. As a result, shares in the company's stock declined, because Prozac has been such an important contributor to Eli Lilly's profits. The Portfolio's holdings in Merrill Lynch and Chase also disappointed, because both companies are very active in investment banking and trading - areas that slowed when the stock market began to decline. Finally, Sun Microsystems and Nortel Networks continued to produce good profits but saw their shares fall victim to negative sentiment toward the tech sector.


Q: WHAT ARE YOUR OUTLOOK AND STRATEGY GOING FORWARD?

A: Although the Federal Reserve Board's surprise 0.50% reduction in short-term interest rates in early January 2001 was met with initial enthusiasm by investors, it was a short-lived rally. Investors are concerned that we are entering 2001 in the midst of a decelerating U.S. economy that could still turn into a recession without further aggressive moves by the Fed. True, the economy could benefit from a tax cut if the Bush administration is able to get it through a divided Congress, but because the nature and timing of either action is unclear, there is a great deal of uncertainty regarding the outlook for corporate profits. This lack of clarity could make for a continuation of difficult conditions in the U.S. equity markets early in the year.

In the meantime the Portfolio is most heavily weighted in areas of the market such as health care, financial services and consumer staples that should offer strong performance in the event of a slow-growth environment. We are cautiously building our exposure to sectors that have been particularly hard hit, including technology, retail, capital goods and selected basic materials companies, many of which are available at very attractive prices. Nevertheless, we are selecting our opportunities carefully, with the knowledge that they may remain subject to market volatility in the short term.

Our goal is to make sure that every company in the Portfolio is on a solid and sustainable earnings track. The large, high-quality companies that we own are market leaders and have shown the ability to adapt to changing business conditions.


-------------------------------------------
          TOP TEN HOLDINGS
-------------------------------------------
(as a percentage of total net assets)

General Electric Company ............  7.8%
Pfizer, Inc. ........................  6.6%
Medtronics, Inc. ....................  6.3%
American International Group, Inc. ..  6.3%
Tyco International Ltd. .............  6.2%
Bank of New York Company, Inc. (The).  5.3%
Wal-Mart Stores, Inc. ...............  4.7%
Comverse Technology, Inc. ...........  4.6%
CVS Corporation .....................  3.9%
Enron Corporation ...................  3.8%


-------------------------------------------
         TOP FIVE INDUSTRIES
-------------------------------------------
(as a percentage of total net assets)

Industrial Conglomerates ...........  14.0%
Pharmaceuticals: Major .............   9.8%
Telecommunications Equipment .......   9.5%
Discount Stores ....................   8.4%
Medical Specialties ................   6.3%

Portfolio holdings are subject to change and should not be considered a recommendation to buy individual securities.

Because the U.S. Select 20 Portfolio concentrates its assets in relatively few holdings (generally 20 to 30), shareholders may be exposed to greater risks than with more-diversified funds.

There are risks associated with investing in small-cap companies, which tend to be more volatile and less liquid than stocks of large companies, including the increased risk of price fluctuations.


6                          visit www.montgomeryfunds.com

                                                             STOCK SOLUTIONS
                                                        U.S. SELECT 20 PORTFOLIO
                                                               Investments

PORTFOLIO INVESTMENTS
December 31, 2000 (Unaudited)

    SHARES                                     VALUE (NOTE 1)
COMMON STOCKS - 99.4%

BEVERAGES: NON-ALCOHOLIC - 3.6%
    1,900      PepsiCo,.Inc. .................   $    94,169

COMPUTER COMMUNICATIONS - 3.0%
    2,000      Cisco Systems, Inc.+ ..........        76,500

COMPUTER PERIPHERALS - 1.5%
    600        EMC Corporation+ ..............        39,900

COMPUTER PROCESSING HARDWARE - 4.8%
    2,800      Palm,.Inc.+ ...................        79,187
    1,600      Sun Microsystems, Inc.+ .......        44,550
                                                   ---------
                                                     123,737
DISCOUNT STORES - 8.4%
    2,400      Costco Wholesale Corporation+..        95,925
    2,300      Wal-Mart Stores, Inc. .........       122,187
                                                   ---------
                                                     218,112
DRUG STORE CHAINS - 3.9%
    1,700      CVS Corporation ...............       101,894

FINANCIAL CONGLOMERATES - 3.2%
    1,600      Citigroup, Inc. ...............        81,700

FOOD RETAIL - 3.6%
    1,500      Safeway, Inc.+ ................        93,750

INDUSTRIAL CONGLOMERATES - 14.0%
    4,200      General Electric Company ......       201,337
    2,900      Tyco International Ltd. .......       160,950
                                                   ---------
                                                     362,287
INTEGRATED OIL - 3.7%
    1,100      Exxon Mobil Corporation .......        95,631

MAJOR BANKS - 5.3%
    2,500      Bank of New York Company, Inc.
               (The) .........................       137,969

MEDICAL SPECIALTIES - 6.3%
    2,700      Medtronics, Inc. ..............       163,012

MULTI-LINE INSURANCE - 6.3%
    1,650      American International Group,
               Inc. ..........................       162,628

OIL & GAS PIPELINES - 5.0%
    400        El Paso Energy Corporation ....        28,650
    1,200      Enron Corporation .............        99,750
                                                   ---------
                                                     128,400
PACKAGE SOFTWARE - 3.1%
    1,000      Cadence Design Systems, Inc.+ .        27,500
    1,200      Microsoft Corporation+ ........        52,088
                                                   ---------
                                                      79,588
PHARMACEUTICALS: MAJOR - 9.8%
    800        Johnson & Johnson .............        84,050

    SHARES                                     VALUE (NOTE 1)
PHARMACEUTICALS: MAJOR  CONTINUED
    3,700      Pfizer, Inc. ..................   $   170,200
                                                   ---------
                                                     254,250
SEMICONDUCTORS - 4.4%
    2,400      Altera Corporation+ ...........        63,225
    1,100      Texas Instruments, Inc. .......        52,113
                                                   ---------
                                                     115,338
TELECOMMUNICATIONS EQUIPMENT - 9.5%
    1,100      Comverse Technology, Inc.+ ....       119,522
    1,400      Nortel Networks Corporation ...        44,888
    1,000      Qualcomm, Inc.+ ...............        82,156
                                                   ---------
                                                     246,566
TOTAL COMMON STOCKS
(Cost $2,516,845) ............................     2,575,431
                                                   ---------
TOTAL INVESTMENTS - 99.4%
(Cost $2,516,845*) ...........................     2,575,431

OTHER ASSETS AND LIABILITIES - 0.6%
(Net) ........................................        16,528
                                                   ---------
NET ASSETS - 100.0% ...........................   $ 2,591,959
                                                   =========

                                                                               7
The accompanying notes are an integral part of these financial statements.

THE MONTGOMERY FUNDS
     GROWTH FUND
Portfolio Highlights
     (Unaudited)


INVESTMENT REVIEW


Q: HOW DID THE FUND PERFORM FOR THE SIX MONTHS ENDED DECEMBER 31, 2000?

A: The Fund slightly underperformed its primary benchmark, the Standard & Poor's 500 Index, but outperformed the Russell 1000 Growth Index by a wide margin. For the six-month period, the Fund produced a total return of -9.08%, whereas the S&P 500 Index and the Russell 1000 Growth Index(3) returned -8.72% and -25.57%, respectively.


Q: WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE?

A: The market's volatility made for a difficult six months. The Fund's emphasis on growth-oriented companies, particularly in the media and technology sectors, had a negative impact on results. The biggest detractor during the period was the portfolio's exposure to media stocks such as Disney, Viacom and Time Warner. This group suffered as advertising activity dropped in the slower economy and because of difficult comparisons given last year's high level of dot-com spending. The portfolio's overweighting in the tech sector also hurt performance. Many stocks in this group have experienced a sharp pullback as investors question their growth expectations in light of the softening economy and declining corporate capital spending. The Fund's holdings in such leading companies as Intel, Cisco Systems and Microsoft suffered as sentiment toward the group turned increasingly bearish.

Despite overall weakness, however, on a relative basis the Fund benefited from strong stock selection in the sector, with standout performers such as Comverse Technology and Qualcomm contributing to returns. Comverse, the leading provider of telecom applications and enhanced service platforms, has a strong, accelerating business that has not been affected by slowdowns in telecom spending. Qualcomm was purchased after a difficult and controversial period in its history. The stock's rebound was based on growing acceptance of its leading cellular telephone technology.

The Fund's holdings in the financial and health-care sectors also contributed to performance. Financial companies such as Golden West Financial and Fannie Mae have benefited from lower interest rates during the period. Within the health-care sector, holdings such as Merck and Bristol Myers benefited from strong relative earnings growth and a defensive nature in the slowing economic environment.


Q: WHAT ARE YOUR OUTLOOK AND CORRESPONDING STRATEGY FOR
THE FUND?

A: We witnessed an abrupt and painful change in both the U.S. economy and equity markets over the last year. As we enter 2001, the economy is decelerating and waiting for a rescue effort by the central banking system. The U.S. economy may also have the benefit of a tax cut if the Bush administration is able to get it passed. The "new economic" revolution continues, albeit in more subtle ways. Energy prices continue to be a drag on the economy, especially natural gas, which is widely used for heat and power generation. It seems


-----------------------------------------
          PORTFOLIO MANAGEMENT
-----------------------------------------

Andrew Pratt, CFA...... Portfolio Manager

--------------------------------------
          FUND PERFORMANCE
--------------------------------------
    Average annual total returns
    for the period ended 12/31/00
--------------------------------------
       MONTGOMERY GROWTH FUND

Since inception (9/30/93)....   15.84%
One year.....................  (10.57)%
Five years...................   10.44%

--------------------------------------
            S&P 500 INDEX

Since 9/30/93................   17.94%
One year.....................   (9.11)%
Five years...................   18.33%

--------------------------------------
You cannot index directly in an index.
Past performance is no guarantee of future results.
Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Fund performance presented is for Class R shares.

EDGAR REPRESENTATION OF DATA POINTS USED IN A PRINTED GRAPHIC

GROWTH OF A $10,000 INVESTMENT

Growth Fund
July ' 00           $31,816
Aug                 $33,982
Sept                $32,528
Oct                 $31,803
Nov                 $28,667
Dec                 $29,065

Index (S&P 500)(1)
July ' 00        $34,956
Aug              $37,127
Sept             $35,168
Oct              $35,019
Nov              $32,258
Dec              $32,416

Index (Lipper)(2)
July ' 00           $31,784
Aug                 $34,400
Sept                $32,669
Oct                 $31,706
Nov                 $28,297
Dec                 $28,869

(1) The Standard & Poor's 500 Index is composed of 500 widely held common stocks listed on the NYSE, AMEX and OTC markets.

(2) The Lipper Growth Funds Average universe consists of 332 funds.

(3) The Russell 1000 Growth Index is a capitalization-weighted total return index that includes the largest companies within the Russell 3000 Index with higher price-to-book ratios and higher forecasted growth values.

8
                        Call toll-free 800.572.FUND [3863]

                                                           THE MONTGOMERY FUNDS
                                                                GROWTH FUND
                                                           Portfolio Highlights
                                                                (Unaudited)

likely that the early part of 2001 will be difficult economically. Some economists are even expecting a recession. Because the nature and timing of either monetary or fiscal stimulus is unclear, we enter 2001 with a great deal of uncertainty as to the corporate profit outlook. This lack of clarity could make for difficult conditions in the U.S. equity markets early in the year. This could change markedly if the Federal Reserve decides to lower interest rates earlier rather than later in the year. Interest rate reductions early in the year would likely allow investors to look through poor current fundamentals to better conditions in the second half of the year as the impact of lower rates takes hold. The change in bias from inflation worries to economic concerns at the December 19, 2000, Federal Open Market Committee meeting hopefully signaled that this is the most likely scenario.

In the meantime the Fund is most heavily weighted in areas of the market that should offer strong performance in the event of a slow-growth environment. Examples would include the health-care sector, energy and consumer staples. We have recently added to our positions in defensive growth companies such as Medtronics, the provider of medical technology products used in the treatment of heart disease, neurological disorders and other illnesses. What is most exciting about Medtronics is its product pipeline and recession-resistant business. Another company that we believe offers strong earnings growth potential despite a more difficult economic environment is General Electric, a diversified service, technology and manufacturing company with world-class businesses in a number of different growth industries. We are particularly excited about its power systems businesses, which produce gas turbines used by power plants to produce electricity. Given the state of electricity generation both within and outside of the United States, we expect demand for these turbines to continue to strengthen over the next several years.

More recently, we have been increasing our exposure to some areas of the market that have been beaten down, including technology, retail and selected basic materials companies. We are building these weightings carefully, with the knowledge that volatility may have an impact on stock prices in the near term. The continuing objective is to take advantage of market movements while avoiding sectors such as communications services that we do not anticipate will improve fundamentally within our investment horizon. We believe that the Fund's positioning and focus on fundamental strength will bring strong relative performance in 2001.


----------------------------------------------------
               TOP TEN HOLDINGS
----------------------------------------------------
       (as a percentage of total net assets)

General Electric Company .....................  4.5%
Capital One Financial Corporation ............  4.1%
PerkinElmer, Inc. ............................  3.2%
Cisco Systems, Inc. ..........................  3.0%
Tyco International Ltd. ......................  2.7%
Wal-Mart Stores, Inc. ........................  2.5%
Pfizer, Inc. .................................  2.5%
Golden West Financial Corporation ............  2.4%
StanCorp Financial Group, Inc. ...............  2.3%
American International Group, Inc. ...........  2.3%


----------------------------------------------------
               TOP FIVE INDUSTRIES
----------------------------------------------------
       (as a percentage of total net assets)

Pharmaceuticals: Major ....................... 10.2%
Industrial Conglomerates......................  7.2%
Telecommunications Equipment .................  5.6%
Financial Conglomerates.......................  4.9%
Computer Processing Hardware..................  4.5%


Portfolio holdings are subject to change and should not be considered a recommendation to buy individual securities.

There are risks associated with investing in small-cap companies, which tend to be more volatile and less liquid than stocks of large companies, including the increased risk of price fluctuations.

                         visit www.montgomeryfunds.com                        9

THE MONTGOMERY FUNDS
    GROWTH FUND
    Investments

PORTFOLIO INVESTMENTS
December 31, 2000 (Unaudited)

SHARES                                        VALUE (NOTE 1)
COMMON STOCKS - 98.4%

AIR FREIGHT/COURIERS - 0.7%
   55,800    FedEx.Corporation+ ............   $  2,229,768
ALTERNATIVE POWER GENERATION - 0.6%
   38,600    AES Corporation+...............      2,137,475

ALUMINUM - 1.0%
  102,100    Alcoa,.Inc. ...................      3,420,350

BEVERAGES: NON-ALCOHOLIC - 2.3%
   78,300    Coca-Cola Company .............      4,771,406
   55,700    PepsiCo, Inc. .................      2,760,631
                                                -----------
                                                  7,532,037
BIOTECHNOLOGY - 0.3%
   17,300    Amgen, Inc.+ ..................      1,106,659
CABLE/SATELLITE TELEVISION - 1.3%
  186,000    General Motors
             Corporation, Class H+ .........      4,278,000

CHEMICALS: MAJOR DIVERSIFIED - 1.0%
   86,100    Dow Chemical Company ..........      3,153,413
COMPUTER COMMUNICATIONS - 3.0%
  258,700    Cisco Systems, Inc. ...........      9,895,275
COMPUTER PERIPHERALS - 1.4%
   68,700    EMC Corporation ...............      4,568,550
COMPUTER PROCESSING HARDWARE - 4.5%
  169,800    Compaq Computer Corporation ...      2,555,490
   66,200    Hewlett-Packard Company .......      2,089,438
   53,200    International Business
             Machines Corporation ..........      4,522,000
   72,600    Palm, Inc.+ ...................      2,053,219
  128,400    Sun Microsystems, Inc.+ .......      3,575,137
                                                -----------
                                                 14,795,284
DATA PROCESSING SERVICES - 1.5%
   76,700    Automatic Data Processing,
             Inc. ..........................      4,856,069
DEPARTMENT STORES - 0.8%
   41,200    Kohl's Department Stores,
             Inc.+ .........................      2,513,200
DISCOUNT STORES - 3.8%
  109,600    Costco Wholesale Corporation+ .      4,377,150
  154,000    Wal-Mart Stores, Inc. .........      8,181,250
                                                -----------
                                                 12,558,400
DRUG STORE CHAINS - 0.6%
   32,000    CVS Corporation ...............      1,918,000
ELECTRICAL PRODUCTS - 1.2%
   50,000    Emerson Electric Company ......      3,940,625
ELECTRONIC EQUIPMENT/INSTRUMENTS - 4.3%
   36,249    Agilent Technologies, Inc.+ ...      1,984,633
   40,700    JDS Uniphase Corporation+ .....      1,694,137


SHARES                                        VALUE (NOTE 1)
ELECTRONIC EQUIPMENT/INSTRUMENTS  CONTINUED
  100,000    PerkinElmer, Inc. .............   $ 10,500,000
                                                -----------
                                                 14,178,770
ELECTRONIC PRODUCTION EQUIPMENT - 0.4%
   35,500    Applied Materials, Inc.+ ......      1,355,656
FINANCE/RENTAL/LEASING - 4.1%
  202,100    Capital One Financial
             Corporation ...................     13,300,706
FINANCIAL CONGLOMERATES - 4.9%
   34,600    American Express Company ......      1,900,837
  133,166    Citigroup, Inc. ...............      6,799,789
  155,000    StanCorp Financial Group,
             Inc. ..........................      7,401,250
                                                -----------
                                                 16,101,876
FOOD RETAIL - 0.9%
   46,500    Safeway, Inc. .................      2,906,250
HOME IMPROVEMENT CHAINS - 1.2%
   83,800    Home Depot, Inc. ..............      3,828,613
HOUSEHOLD/PERSONAL CARE - 1.3%
   27,000    Kimberly-Clark Corporation ....      1,908,630
   31,000    Procter & Gamble Company ......      2,431,563
                                                -----------
                                                  4,340,193
INDUSTRIAL CONGLOMERATES - 7.2%
  307,900    General Electric Company ......     14,759,956
  160,800    Tyco International Ltd. .......      8,924,400
                                                -----------
                                                 23,684,356
INSURANCE BROKERS/SERVICES - 0.6%
   16,000    Marsh & McLennan Companies ....      1,872,000
INTEGRATED OIL - 2.5%
   41,500    Amerada Hess Corporation ......      3,032,094
   59,000    Exxon Mobil Corporation .......      5,129,312
                                                -----------
                                                  8,161,406
INVESTMENT BANKS/BROKERS - 1.5%
   27,300    Merrill Lynch & Company .......      1,861,519
   37,700    Morgan Stanley Dean Witter &
             Company .......................      2,987,725
                                                -----------
                                                  4,849,244
LIFE/HEALTH INSURANCE - 1.1%
  100,000    Metlife, Inc. .................      3,500,000
MAJOR BANKS - 0.8%
   46,200    Wells Fargo Company ...........      2,572,763
MAJOR U.S. TELECOMMUNICATIONS - 2.4%
  110,000    SBC Communications, Inc. ......      5,252,500
   50,900    Verizon Communications ........      2,551,362
                                                -----------
                                                  7,803,862
MANAGED HEALTH CARE - 1.8%
  129,000    First Health Group
             Corporation+ ..................      6,002,531

10
  The accompanying notes are an integral part of these financial statements.

                                                           THE MONTGOMERY FUNDS
                                                                GROWTH FUND
                                                                INVESTMENTS

SHARES                                        VALUE (NOTE 1)
COMMON STOCKS - CONTINUED
MEDIA CONGLOMERATES - 1.5%
   64,300    America Online, Inc+...........   $  2,237,640
   27,400    Viacom, Inc., Class B+.........      1,280,950
   50,700    Walt Disney Company+...........      1,467,131
                                                -----------
                                                  4,985,721
MEDICAL SPECIALTIES - 0.7%
   40,200    Medtronics, Inc................      2,427,075
MISCELLANEOUS COMMERCIAL SERVICE - 1.1%
   79,100    Convergys Corporation+.........      3,584,219
MISCELLANEOUS MANUFACTURING - 1.4%
  150,300    Thermo Electron Corporation+...      4,471,425
MOTOR VEHICLES - 0.7%
   45,600    General Motors Corporation.....      2,322,750
MULTI-LINE INSURANCE - 2.3%
   75,050    American International
             Group, Inc.....................      7,397,116
OIL & GAS PIPELINES - 1.3%
   49,900    Enron Corporation..............      4,147,938
OIL & GAS PRODUCTION - 0.9%
   42,910    Anadarko Petroleum
             Corporation....................      3,050,043
OILFIELD SERVICES/EQUIPMENT - 1.9%
   78,300    Schlumberger Ltd...............      6,259,106
PACKAGE SOFTWARE - 3.3%
  146,800    Microsoft Corporation+.........      6,372,037
  155,600    Oracle Corporation+............      4,522,125
                                                 -----------
                                                 10,894,162
PHARMACEUTICALS: MAJOR - 10.2%
   51,700    Bristol-Myers Squibb
             Company.......................       3,822,569
   35,300    Eli Lilly and Company.........       3,285,106
   41,900    Johnson & Johnson.............       4,402,119
   70,900    Merck & Company, Inc..........       6,638,012
  176,600    Pfizer, Inc...................       8,123,600
  118,200    Pharmacia Corporation.........       7,210,200
                                                -----------
                                                 33,481,606
RAILROADS - 0.8%
   86,100    Canadian National Railway
             Company.......................       2,556,094
SAVINGS BANKS - 2.4%
  116,300    Golden West Financial
             Corporation...................       7,850,250
SEMICONDUCTORS - 4.1%
   58,000    Altera Corporation+...........       1,527,938
  193,400    Intel Corporation.............       5,814,087
   62,100    Micron Technology, Inc.+ .....       2,204,550
   76,900    Texas Instruments, Inc. ......       3,643,137
                                                -----------
                                                 13,189,712
SPECIALTY TELECOMMUNICATIONS - 1.2%
  125,000    Global Crossing Ltd.+ ........       1,789,063
   48,900    Qwest Communications
             International, Inc.+ .........       2,004,900
                                                -----------
                                                  3,793,963

SHARES                                        VALUE (NOTE 1)
TELECOMMUNICATIONS EQUIPMENT - 5.6%
   60,000    Comverse Technology, Inc.+ ....    $ 6,519,375
   36,900    Corning, Inc...................      1,948,781
   42,000    Nokia Oyj, ADR.................      1,827,000
  149,500    Nortel Networks Corporation....      4,793,344
   40,100    Qualcomm, Inc.+ ...............      3,294,466
                                                -----------
                                                 18,382,966
TOTAL COMMON STOCKS
(Cost $290,724,197).........................    322,155,477
                                                -----------
MONEY MARKET FUND - 0.0%@
   10,520    Chase Vista Federal
             Money Market Fund
             (Cost $10,520).................         10,520
                                                -----------
TOTAL SECURITIES
(Cost $290,734,717).........................    322,165,997
                                                -----------
PRINCIPAL
AMOUNT
REPURCHASE AGREEMENT - 2.3%
$  7,647,000 Agreement with Countrywide,
             Tri-Party, 6.70%  dated 12/29/00,
             to be repurchased at 7,651,270 on
             01/02/01, collateralized by
             $7,799,940 market value of U.S.
             govern- ment and mortgage-backed
             securities, having various
             maturities and interest rates
             (Cost $7,647,000)..............      7,647,000
                                               ------------
TOTAL INVESTMENTS - 100.7%
(Cost $298,381,717*)........................    329,812,997

OTHER ASSETS AND LIABILITIES - (0.7)%
(Net)......................................      (2,356,414)
                                               -------------
NET ASSETS  100.0%                             $327,456,583
                                               =============


The accompanying notes are an integral part of these financial statements.

THE MONTGOMERY FUNDS
MID CAP 20 PORTFOLIO
Portfolio Highlights
    (Unaudited)

Q: HOW HAS THE PORTFOLIO PERFORMED SINCE ITS INCEPTION ON OCTOBER 31, 2000?

A: We are disappointed to report that the Portfolio lagged its benchmark, the S&P Mid Cap 400 Index, during the period. The Portfolio underperformed for the two months since inception, returning -10.15%, compared with -0.48% for the index.


Q: WHAT FACTORS HAD AN IMPACT ON THE PORTFOLIO'S RELATIVE PERFORMANCE?

A: Our Portfolio positioning is driven by fundamental, bottom-up analysis and stock selection. Investments are concentrated in companies that we believe are attractively valued and exhibit good earnings momentum, strong long-term growth prospects and the ability to add value through a catalyst such as restructuring or industry consolidation. We evaluate investment opportunities through primary research at the company, sector and industry levels.

During the period the Portfolio was heavily weighted in health care, biotechnology, financials and technology. Unfortunately, the tech sector was one of the hardest hit during the fourth quarter. In addition, our holdings in specific stocks such as Extreme Networks, ONI Systems and Diamond Technology Partners were a disappointment due to multiple compression during the month of November, and were subsequently sold.

Q: WHAT OPPORTUNITIES ARE YOU EXCITED ABOUT, AND HOW IS THE PORTFOLIO POSITIONED TO TAKE ADVANTAGE OF THEM?

A: As a group mid-cap stocks did quite well in 2000, and we expect them to continue that performance in 2001. The S&P Mid Cap 400 was up 17.51% for 2000, whereas the broad index, the S&P 500, was down about 10%. In addition, we believe that although mid-caps are usually more seasoned relative to small-cap companies, they generally remain more nimble than their larger-cap counterparts in responding to changing market conditions. We look for companies that have strong management teams, the ability to finance their growth prospects, and products or services with limited competition. We believe that those mid-caps with solid fundamentals will also have strong stock performance, even in a slowing economy.

Health-care stocks, in particular, tend to be immune to a slowing economy. The earnings visibility of the health-care companies has not changed as the economy slows, with many sectors within the industry posting strong fourth-quarter results. Included within health care are the drug and biotech companies, two areas that had strong stock performance in 2000 that should continue into 2001. Holdings representing the health-care industry include Oxford Health Plans, Watson Pharmaceuticals, Enzon and Community Health Systems.

Because technology is one of the most exposed industries to an economy in decline, the Portfolio is underweighted in the sector. Given their strong business fundamentals, we have invested in a few select tech companies, including Citrix Systems and SunGuard Data Systems. We also believe that lower interest rates will be good for fin-


---------------------------------------------
          PORTFOLIO MANAGEMENT
---------------------------------------------

Jerome C. Philpott, CFA.... Portfolio Manager
Charles Reed, CFA.......... Portfolio Manager

---------------------------------------------
        PORTFOLIO PERFORMANCE
---------------------------------------------
        Total returns for the
        period ended 12/31/00
---------------------------------------------
   MONTGOMERY MID CAP 20 PORTFOLIO

Since inception (10/31/00)... (10.15)%

---------------------------------------------
        S&P MID CAP 400 INDEX

Since 10/31/00...............  (0.48)%

---------------------------------------------

You cannot invest directly in an index.
Past performance is no guarantee of future results. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost.

EDGAR REPRESENTATION OF DATA POINTS USED IN A PRINTED GRAPHIC

GROWTH OF A $10,000 INVESTMENT

Mid Cap 20 New Fund
Nov               $9,040
Dec               $8,986

Index
Mid Cap 400 Index(1)
Nov               $10,000
Dec               $10,765

Index(Lipper)(2)
Nov               $9,126
Dec               $9,793

(1) The S&P Mid Cap 400 Index is composed of 400 common stocks that measure the performance of the mid-range sector of the U.S. stock market.

(2) The Lipper Mid Cap Funds Average consists of 1,714 funds.


12
                        Call toll-free 800.572.FUND [3863]

                                                           THE MONTGOMERY FUNDS
                                                           MID CAP 20 PORTFOLIO
                                                           Portfolio Highlights
                                                                (Unaudited)

ancials and consumer stocks as well as the retail holdings. Finally, we are excited about opportunities with select satellite and landline cable TV operators, such as Charter Communications and EchoStar Communications.

Q: HOW WILL A SLOWING ECONOMY AFFECT THE PORTFOLIO?

A: Although the slowdown poses a risk to the mid-cap group, its effects should be muted by declining interest rates. We expect that the Fed's surprise move of lowering rates in January will be followed by further cuts during the year, which could total as much as an additional 75 to 100 basis points. Corporate profitability is the greatest concern of investors as the year begins, and the likelihood of weaker corporate earnings will affect all stocks. Although this is a difficult environment for investors, it plays well with our bottom-up style of stock selection, which focuses on the individual company and its prospects.

A lot of speculative behavior, which created unsustainable multiple expansion, has been squeezed out of the market. That, in addition to the Fed's current accommodative bias, should result in improving earnings visibility over the next four to six months. This kind of environment is highly favorable for growth stocks (as opposed to value stocks or those that are purely defensive). In our opinion stock selection based on both fundamentals and valuations will be rewarded, as investor sentiment is now less speculative. Although not every market environment rewards stock selection tied to a valuation discipline, we feel that we are entering one that will.


--------------------------------------
          TOP TEN HOLDINGS
--------------------------------------
(as a percentage of total net assets)

Charter Communications, Inc....  2.9%
L-3 Communications Holdings,
Inc. ..........................  2.7%
Enzon, Inc.....................  2.3%
Watson Pharmaceuticals, Inc. ..  2.3%
Applied Micro Circuits
Corporation ...................  2.2%
Metris Companies, Inc. ........  2.1%
SunGuard Data Systems, Inc.....  2.1%
Community Health Systems, Inc..  2.1%
Calpine Corporation............  2.0%
Citrix Systems, Inc. ..........  2.0%

--------------------------------------
         TOP FIVE INDUSTRIES
--------------------------------------
(as a percentage of total net assets)

Biotechnology .................  7.8%
Semiconductors.................  5.6%
Cable/Satellite Television ....  4.5%
Finance/Rental/Leasing ........  4.1%
Financial Publishing/Services .  3.8%


Portfolio holdings are subject to change and should not be considered a recommendation to buy individual securities.

Because the Mid Cap 20 Portfolio concentrates its assets in relatively few holdings (generally 20 to 30), shareholders may be exposed to greater risks than with more-diversified funds.

                          visit www.montgomeryfunds.com                      13

THE MONTGOMERY FUNDS
MID CAP 20 PORTFOLIO
    Investments

PORTFOLIO INVESTMENTS
December 31, 2000 (Unaudited)

    SHARES                                     VALUE (NOTE 1)
COMMON STOCKS - 49.4%

AEROSPACE/DEFENSE - 2.7%
      940    L-3 Communications
             Holdings, Inc.+ ...............   $    72,380

ALTERNATIVE POWER GENERATION - 2.0%
    1,200    Calpine Corporation+ ..........         54,075

BIOTECHNOLOGY - 7.8%
    1,440    Celgene Corporation+ ..........         46,935
    1,000    Enzon, Inc.+ ..................         62,031
      600    Gilead Sciences, Inc.+ ........         49,763
    1,240    Medarex, Inc.+ ................         50,530
                                                   ---------
                                                    209,259
CABLE/SATELLITE TELEVISION - 4.5%
     3,400    Charter Communications, Inc.+          77,137
     2,000    EchoStar Communications
              Corporation, Class A+.........          45,563
                                                   ---------
                                                     122,700
CONTRACT DRILLING - 0.8%
     750      Rowan Companies, Inc..........          20,250
FINANCE/RENTAL/LEASING - 4.1%
     800      Capital One Financial
              Corporation...................          52,650
     2,200    Metris Companies, Inc. .......          57,956
                                                   ---------
                                                     110,606
FINANCIAL PUBLISHING/SERVICES - 3.8%
     1,160    Advent Software, Inc.+ ......          46,509
     1,190    SunGuard Data Systems, Inc. .          56,078
                                                   ---------
                                                    102,587
HOSPITAL/NURSING MANAGEMENT - 2.1%
     1,600    Community Health
              Systems, Inc.+ ...............         56,000
INFORMATION TECHNOLOGY SERVICES - 2.0%
     2,400    Citrix Systems, Inc.+ ........         54,075
MANAGED HEALTH CARE - 1.3%
     880      Oxford Health Plans, Inc.+ ...         34,788
PACKAGE SOFTWARE - 1.6%
     1,200    PeopleSoft, Inc.+ ............         44,550
PHARMACEUTICALS: GENERIC - 2.3%
     1,200    Watson Pharmaceuticals,
              Inc.+ ........................         61,425
PHARMACEUTICALS: OTHER - 1.5%
     800      King Pharmaceuticals, Inc.+ ..         41,350
PROPERTY/CASUALTY INSURANCE - 1.9%
     1,200    ACE Ltd.+ ....................         50,925
REGIONAL BANKS - 1.8%
     1,400    Silicon Valley Bancshares+ ...         48,344


    SHARES                                     VALUE (NOTE 1)
SEMICONDUCTORS - 5.6%
      800    Applied Micro Circuits
             Corporation+ .................    $     60,125
    1,100    TriQuint Semiconductor, Inc.+           48,091
      800    Vitesse Semiconductor
             Corporation...................          44,275
                                                    ---------
                                                     152,491
SPECIALTY INSURANCE - 3.6%
      600    Radian Group, Inc..............          45,037
      600    XL Capital Ltd., Class A.......          52,425
                                                    ---------
                                                      97,462
TOTAL COMMON STOCKS
(Cost $1,394,391)..........................        1,333,267
                                                   ---------
MONEY MARKET FUND - 5.2%
  141,411    Chase Vista Federal Money
             Market Fund
             (Cost $141,411)...............         141,411
                                                   ---------
UNIT INVESTMENT TRUST - 5.0%
    2,300    Nasdaq-100 Shares+                     134,263
             (Cost $138,461)...............       ---------

TOTAL SECURITIES
(Cost $1,674,263)..........................       1,608,941
                                                  ---------

PRINCIPAL
AMOUNT
REPURCHASE AGREEMENTS - 42.4%
$ 285,750    Agreement with Chase Manhattan
             Bank, Tri-Party, 6.70% dated
             12/29/00, to be repurchased at
             $285,910, on 01/02/01,
             collateralized by $291,465 market
             value of U.S. government and
             mortgage-backed securities,
             having various maturities and
             interest rates................         285,750

  285,750    Agreement with Greenwich Capital
             Markets, Tri-Party, 6.70% dated
             12/29/00, to be repurchased at
             $285,910 on 01/02/01,
             collateralized by $291,465 market
             value of U.S. government and
             mortgage-backed securities,
             having various maturities and
             interest rates................         285,750

14
    The accompanying notes are an integral part of these financial statements.

                                                 THE MONTGOMERY FUNDS
                                                 MID CAP 20 PORTFOLIO
                                                     Investments

PRINCIPAL
AMOUNT                                 VALUE (NOTE 1)

REPURCHASE AGREEMENTS - CONTINUED
$ 285,750    Agreement with Merrill Lynch,
             Tri-Party, 6.70% dated 12/29/00,
             to be repurchased at $285,910 on
             01/02/01, collateralized by
             $291,465 market value of U.S.
             government and mortgage-backed
             securities, having various
             maturities and interest
             rates.........................    $   285,750

  285,750    Agreement with Countrywide,
             Tri-Party, 6.70% dated 12/29/00,
             to be repurchased at $285,910 on
             01/02/01, collateralized by
             $291,465 market value of U.S.
             government and mortgage-backed
             securities, having various
             maturities and interest
             rates.........................         285,750
                                                   ---------
TOTAL REPURCHASE AGREEMENTS
(Cost $1,143,000)..........................       1,143,000
                                                   ---------
TOTAL INVESTMENTS - 102.0%
(Cost $2,817,263*).........................       2,751,941

OTHER ASSETS AND LIABILITIES - (2.0)%
(Net)......................................         (53,412)
                                                   ---------
NET ASSETS - 100.0%........................     $  2,698,529
                                                   =========


                                                                             15

The accompanying notes are an integral part of these financial statements.

THE MONTGOMERY FUNDS
   U.S. EMERGING
    GROWTH FUND
Portfolio Highlights
    (Unaudited)

INVESTMENT REVIEW

Q: HOW DID THE FUND PERFORM DURING THE SIX MONTHS ENDED DECEMBER 31, 2000?

A: We are pleased to report that the Fund performed better than the benchmarks over the period, returning -0.11%, versus a -5.88% return for its benchmark, the Russell 2000 Index. For the calendar year 2000, the Fund performed extremely well, returning 14.60%, versus -3.02% for the index.


Q: WHAT FACTORS CONTRIBUTED MOST TO THE FUND'S RETURNS DURING THE PERIOD?

A: Strong stock selection was the biggest factor. From a sector standpoint, our allocation to financials, health care and energy added to the Fund's overall results. Our holdings in business services stocks also contributed to performance, even though this sector detracted from the performance of the Russell 2000 Index. Finally, our strong stock selection in the technology sector led us to significantly outperform the tech stocks in the index, despite the fact that, in general, technology was a poorly performing sector during the period.


Q: WERE THERE ANY STOCKS THAT MADE PARTICULARLY STRONG CONTRIBUTIONS TO PERFORMANCE DURING THE SIX-MONTH PERIOD?

A: Our strongest performers for the six-month period were Oxford Health Plans, First Health Group and PerkinElmer, Inc.

Oxford Health Plans operates health benefit plans in New York, New Jersey and Connecticut. Its services include traditional health management organizations, point-of-service plans and third-party administration of employer-funded benefit plans. Oxford was a "Wall Street darling" for most of the 1990s, until a huge earnings disappointment in the third quarter of 1997 shattered investor confidence and the stock price. We established a position in Oxford in February 1999, because it has a very strong franchise in the New York marketplace with very good growth prospects. Additionally, senior management had been replaced and we believed that a turnaround was well on its way and business had begun to improve dramatically. The progress continued, and we added to our position. Oxford continued to exceed expectations, and when the first-quarter 2000 results were reported, investors finally believed that the turnaround was complete.

First Health Group is an integrated national managed care company offering a wide variety of products and services to its customers, which are large, geographically dispersed, risk-bearing entities such as self-insured corporations. First Health does not assume risk for health-care or workers' compensation costs incurred by its customers. We believe that First Health has significant competitive barriers, offering its customers the largest proprietary provider network with the most complete coverage, the most integrated systems, the lowest overall costs and the most efficient seamless service offering. First Health has extremely high customer retention of approximately 96%. Additionally, the company has a strong and very experienced management team, a stable and predictable business model, good growth

-----------------------------------------
          PORTFOLIO MANAGEMENT
-----------------------------------------

Kathryn Peters........  Portfolio Manager

--------------------------------------
          FUND PERFORMANCE
--------------------------------------
    Average annual total returns
    for the period ended 12/31/00
--------------------------------------
         MONTGOMERY U.S.
       EMERGING GROWTH FUND

Since inception (12/30/94)...  19.13%
One year.....................  14.60%
Five years...................  17.34%

--------------------------------------
         RUSSELL 2000 INDEX

Since 12/30/94...............    10.80%
One year.....................   (3.02)%
Five years...................    10.31%

--------------------------------------
You cannot invest directly in an index.
Past performance is no guarantee of future results.
Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost.

EDGAR REPRESENTATION OF DATA POINTS USED IN A PRINTED GRAPHIC

GROWTH OF A $10,000 INVESTMENT

U.S. Emerging Growth Fund
July ' 00            $27,419
Aug                  $32,020
Sept                 $31,098
Oct                  $29,692
Nov                  $25,909
Dec                  $28,622

Index(Russell 2000)(1)
July ' 00        $21,853
Aug              $23,520
Sept             $22,829
Oct              $21,810
Nov              $19,571
Dec              $21,252

Index(Lipper)(2)
July ' 00            $29,163
Aug                  $31,986
Sept                 $31,120
Oct                  $29,819
Nov                  $26,264
Dec                  $28,707

(1) The Russell 2000 Index is a capitalization-weighted total return index that includes the smallest 2,000 companies within the Russell 3000 Index.

(2) The Lipper Small Cap Funds Average universe consists of 253 funds.


16                      Call toll-free 800.572.FUND [3863]

                                                           THE MONTGOMERY FUNDS
                                                              U.S. EMERGING
                                                               GROWTH FUND
                                                           Portfolio Highlights

with improving margins and strong cash flow. We have owned First
Health since August 1999.

Finally, PerkinElmer, a stock we bought in October 1999, operates in four businesses: life sciences, telecommunications, fluid sciences and analytical instruments. Formerly known as EG&G Corporation, PerkinElmer is in the midst of a transformation that began several years ago when it hired Greg Summe as its new CEO. Mr. Summe, who came from AlliedSignal and before that General Electric, has streamlined the company's operations, selling off slow-growth subsidiaries and acquiring faster-growth ones, including the PerkinElmer Instrument business as well as the PerkinElmer name. He is now concentrating the company's efforts on high-growth sectors of the market, including optical networking and drug discovery instrumentation.

Q: WHY IS NOW A GOOD TIME TO INVEST IN THE SMALL-CAP AREA OF THE MARKET?

A: The valuation dispersion between small- and large-cap stocks continues to be high, with small-caps offering much more growth for lower prices. We have seen a pickup in merger and acquisition activity as big-caps take advantage of the valuation gap to augment their growth rates. There has also been quite a bit of share repurchases and insider buying. Small-caps have now outperformed large-caps for the past two years. In prior cycles, once small-caps assume a leadership position, they typically maintain it for years. Both large- and small-cap indices posted negative returns for 2000. Some Prudential Securities research showed that when small-caps beat large-caps during a down year, they have historically gone on to outperform over the subsequent one to two years by a significant margin. In addition, the Federal Reserve has begun to lower interest rates, a positive move for small- and mid-cap stocks, as they typically outperform during periods of Fed easing.


Q: WHAT OPPORTUNITIES ARE YOU CURRENTLY EXCITED ABOUT, AND HOW IS THE FUND POSITIONED TO TAKE ADVANTAGE OF THEM?

A: The market remains extremely volatile, creating many opportunities in small-cap companies as sector rotation occurs. The market seems to like a given sector one day and a different one the next. We believe that the volatility will continue, as investor focus shifts from fears about earnings resulting from the economic slowdown to optimism that growth will resume as Fed relief is felt in the economy. Because the Fund remains well diversified across sectors and industries, and in our view the stocks we own are fundamentally sound and have the potential for strong appreciation, we believe that we are well positioned to benefit in these volatile times.


----------------------------------------
          TOP TEN HOLDINGS
----------------------------------------
(as a percentage of total net assets)

First Health Group Corporation...   5.3%
Oxford Health Plans, Inc. .......   5.1%
Radian Group, Inc. ..............   3.9%
Comverse Technology, Inc. .......   3.3%
PerkinElmer, Inc. ...............   3.0%
UTI Energy Corporation ..........   3.0%
Cerus Corporation ...............   2.9%
IndyMac Bancorp, Inc. ...........   2.8%
BISYS Group, Inc. (The) .........   2.6%
On Assignment, Inc. .............   2.4%

----------------------------------------
         TOP FIVE INDUSTRIES
----------------------------------------
(as a percentage of total net assets)

Managed Health Care............... 10.4%
Package Software.................. 10.0%
Electronic Equipment/Instruments..  5.9%
Telecommunications Equipment......  4.8%
Oilfield Services/Equipment.......  4.6%


Portfolio holdings are subject to change and should not be considered a recommendation to buy individual securities.

There are risks associated with investing in small-cap companies, which tend to be more volatile and less liquid than stocks of large companies, including the increased risk of price fluctuations.

                          visit www.montgomeryfunds.com                       17

    THE Montgomery FUNDS
      U.S. EMERGING
       GROWTH FUND
       Investments

PORTFOLIO INVESTMENTS

December 31, 2000 (Unaudited)

SHARES                                            VALUE (NOTE 1)
COMMON STOCKS - 96.5%

ADVERTISING/MARKETING SERVICES - 0.8%
   42,000    Catalina Marketing Corporation+ ....  $  1,635,375
APPAREL/FOOTWEAR RETAIL - 1.7%
  123,400    Abercrombie & Fitch Company,
             Class A+ ...........................     2,468,000
   32,500    AnnTaylor Stores Corporation+ ......       810,469
                                                    -----------
                                                      3,278,469
BIOTECHNOLOGY - 3.0%
   25,000    Abgenix, Inc.+ .....................     1,477,344
   17,400    Affymetrix, Inc.+ ..................     1,294,669
   13,000    Gilead Sciences, Inc.+ .............     1,078,187
   24,400    Myriad Genetics, Inc.+ .............     2,019,100
                                                    -----------
                                                      5,869,300
BROADCASTING - 2.1%
  212,400    Westwood One, Inc.+ ................     4,101,975
CATALOG/SPECIALTY DISTRIBUTION - 0.9%
  136,300    Valuevision International, Inc.+ ...     1,725,047
COMPUTER COMMUNICATIONS - 2.6%
   54,000    Extreme Networks, Inc.+ ............     2,114,438
   24,300    Juniper Networks, Inc.+ ............     3,064,837
                                                    -----------
                                                      5,179,275
COMPUTER PERIPHERALS - 0.2%
   50,000    Pinnacle Systems, Inc.+ ............       375,000
COMPUTER PROCESSING HARDWARE - 0.5%
  192,600    Concurrent Computer Corporation+ ...     1,041,244
CONTRACT DRILLING - 1.5%
  125,000    R&B Falcon Corporation+ ............     2,867,187
DATA PROCESSING SERVICES - 4.4%
   93,000    Acxiom Corporation+ ................     3,618,281
   96,800    BISYS Group, Inc. (The)+ ...........     5,075,950
                                                    -----------
                                                      8,694,231
DRUG STORE CHAINS - 2.1%
  136,300    Duane Reade, Inc.+ .................     4,165,669
ELECTRICAL PRODUCTS - 1.3%
   46,000    C&D Technologies, Inc. .............     1,986,625
   34,710    Catalytica Energy Systems+ .........       599,832
                                                    -----------
                                                      2,586,457
ELECTRONIC COMPONENTS - 3.2%
  121,100    APW Ltd.+ ..........................     4,087,125
   76,000    Plexus Corporation+ ................     2,310,875
                                                    -----------
                                                      6,398,000
ELECTRONIC EQUIPMENT/INSTRUMENTS - 5.9%
   17,200    Macrovision Corporation+ ...........     1,273,337
   37,000    Newport Corporation ................     2,907,969
   57,200    PerkinElmer, Inc. ..................     6,006,000

SHARES                                            VALUE (NOTE 1)
ELECTRONIC EQUIPMENT/INSTRUMENTS - CONTINUED
   40,000    Tektronix, Inc. ....................  $  1,347,500
                                                    -----------
                                                     11,534,806
ELECTRONIC PRODUCTION EQUIPMENT - 1.8%
   72,200    Cymer, Inc.+ .......................     1,856,894
   32,800    DuPont Photomasks, Inc.+ ...........     1,737,375
                                                    -----------
                                                      3,594,269
ELECTRONICS/APPLIANCE STORES - 0.9%
   77,100    Ultimate Electronics, Inc.+ ........     1,688,972
FINANCIAL CONGLOMERATES - 2.3%
   92,925    StanCorp Financial Group, Inc. .....     4,437,169
FOOD RETAIL - 1.7%
   53,50     Whole Foods Market, Inc.+ ..........     3,265,172
INVESTMENT MANAGERS - 2.4%
  123,550    Waddell & Reed Financial, Inc.,
             Class A ............................     4,648,569
MANAGED HEALTH CARE - 10.4%
  222,900    First Health Group Corporation+ ....    10,371,815
  254,200    Oxford Health Plans, Inc.+ .........    10,048,844
                                                    -----------
                                                     20,420,659
MEDICAL SPECIALTIES - 3.7%
   75,000    Cerus Corporation+ .................     5,629,687
   16,000    Inhale Therapeutic Systems, Inc.+ ..       800,500
   13,900    Molecular Devices Corporation+ .....       950,847
                                                    -----------
                                                      7,381,034
MISCELLANEOUS COMMERCIAL SERVICE - 1.3%
   52,400    Learning Tree International, Inc.+..     2,610,175
OIL & GAS PRODUCTION - 3.7%
   92,800    Newfield Exploration Company+ ......     4,402,200
   46,000    Stone Energy Corporation+ ..........     2,969,300
                                                    -----------
                                                      7,371,500
OILFIELD SERVICES/EQUIPMENT - 4.6%
   78,600    National-Oilwell, Inc.+ ............     3,040,837
  182,600    UTI Energy Corporation+ ............     6,002,975
                                                    -----------
                                                      9,043,812
OTHER CONSUMER SERVICES - 1.2%
   62,000    Corinthian Colleges, Inc.+ .........     2,354,063
PACKAGE SOFTWARE - 10.0%
  107,000    Cadence Design Systems, Inc.+ ......     2,942,500
   57,100    Macromedia, Inc.+ ..................     3,467,041
   19,400    Mercury Interactive Corporation+ ...     1,750,244
   24,200    Micromuse, Inc.+ ...................     1,460,319
  109,400    PeopleSoft, Inc.+ ..................     4,061,475
   55,400    SmartForce PLC+ ....................     2,080,962
  116,000    Ulticom, Inc.+ .....................     3,947,625
                                                    -----------
                                                     19,710,166


18
The accompanying notes are an integral part of these financial statements.

                                                         THE MONTGOMERY FUNDS
                                                            U.S. EMERGING
                                                             GROWTH FUND
                                                             Investments

SHARES                                            VALUE (NOTE 1)
COMMON STOCKS - CONTINUED

PERSONNEL SERVICES - 4.1%
  126,400    Administaff, Inc.+ .................  $  3,438,080
  165,400    On Assignment, Inc.+ ...............     4,719,069
                                                    -----------
                                                      8,157,149
PROPERTY/CASUALTY INSURANCE - 0.5%
   13,500    RenaissanceRe Holdings Ltd. ........     1,057,219
REAL ESTATE INVESTMENT TRUSTS - 2.8%
  189,600    IndyMac Bancorp, Inc.+ .............     5,593,200
REGIONAL BANKS - 1.8%
   50,500    Commerce Bancorp, Inc. .............     3,452,937
RESTAURANTS - 1.1%
   62,400    CEC Entertainment, Inc.+ ...........     2,129,400
SEMICONDUCTORS - 0.8%
  133,300    C-Cube Microsystems, Inc.+ .........     1,612,097
SPECIALTY INSURANCE - 3.9%
  102,493    Radian Group, Inc. .................     7,693,381
SPECIALTY STORES - 2.5%
   77,800    Linens 'n Things, Inc.+ ............     2,149,225
  137,900    Williams Sonoma, Inc.+ .............     2,758,000
                                                    -----------
                                                      4,907,225
TELECOMMUNICATIONS EQUIPMENT - 4.8%
   60,400    Comverse Technology, Inc.+ .........     6,562,837
   61,200    Plantronics, Inc.+ .................     2,876,400
                                                    -----------
                                                      9,439,237
TOTAL COMMON STOCKS
(Cost $120,538,113) .............................   190,019,440
                                                    -----------

SHARES                                            VALUE (NOTE 1)
MONEY MARKET FUND - 0.0%@
   14,670    Chase Vista Federal Money Market Fund
             (Cost $14,670) .....................   $     14,670
                                                    ------------
TOTAL SECURITIES
(Cost $120,552,783) .............................    190,034,110
                                                     -----------
PRINCIPAL
 AMOUNT
REPURCHASE AGREEMENT - 3.7%
  $7,215,000 Agreement with Countrywide,
             Tri-Party, 6.70% dated 12/29/00 to
             be repurchased at $7,219,028 on
             01/02/01, collateralized by
             $7,359,300 market value of U.S.
             government and mortgage-backed
             securities, having various
             maturities and interest rates
             (Cost $7,215,000) ..................     7,215,000
                                                    -----------
TOTAL INVESTMENTS - 100.2%
(Cost $127,767,783*) ............................   197,249,110
OTHER ASSETS AND LIABILITIES - (0.2)%
(Net) ...........................................      (305,218)
                                                    -----------
NET ASSETS - 100.0% .............................  $196,943,892
                                                    ===========

                                                                              19
The accompanying notes are an integral part of these financial statements.

    THE MONTGOMERY FUNDS
       SMALL CAP FUND
    Portfolio Highlights
       (Unaudited)


INVESTMENT REVIEW

Q: HOW DID THE FUND PERFORM DURING THE SIX MONTHS ENDED DECEMBER 31, 2000?

A: The Fund returned -20.85%, underperforming its benchmark, the Russell 2000 Index, which returned -5.88% for the period. Relative to its secondary bechmark, the Russell 2000 Growth Index(3), which was down -23.37%, the Fund outperformed during the same period.

Q: WHAT FACTORS HAD A NEGATIVE IMPACT ON FUND PERFORMANCE?

A: The Fund's weak performance was largely a result of two factors. First was the expectation of lower corporate earnings for the fourth quarter of 2000, as well as for the full year. These expectations became reality toward the end of the fourth quarter, as many companies announced that earnings would fall short of analysts' estimates. Consequently, sentiment was negatively affected, resulting in a severe compression in the earnings multiples of the small-cap growth stocks. The second factor - fear that the economy was slowing - was confirmed by increasingly negative macroeconomic data, with investors concerned about whether the economy would experience a soft landing or a recession. Both of these factors attributed to a market environment that was unfavorable for growth stocks.

The Fund also felt the impact of poorly performing technology and consumer services stocks. Although we reduced our exposure to technology in the second half, the magnitude of the sector's decline contributed to the Fund's underperformance for the full year. The fall in the Nasdaq, led by the failure of the dot-coms, has caused significant multiple compression in the sector, and many high-profile technology companies prereleased disappointing earnings for the fourth quarter. A bright note here is that much of the speculative fervor has cooled, resulting in more-realistic valuations for the group.

Although we did not make any sales as a result of fourth-quarter preannouncements, we had already sold a number of stocks during the second half due to weakening business fundamentals or declining market positions. Among them were Advanced Energy, Antec Corporation and Concurrent Computer.

Q: HOW DID PORTFOLIO POSITIONING HELP PERFORMANCE?

A: The health-care sector did very well due to high earnings visibility. One of the Fund's strongest performers was Oxford Health Plans, a New York HMO. The company's turnaround appears to be complete, and it is now growing earnings nicely. Margins continue to improve, and we believe that HMO membership is poised for growth in 2001. The stock ended the second quarter at about $25 and ended the fourth quarter at around $40 - an increase of 60% during the second half of 2000. Two other health-care stocks in the Fund - LifePoint Hospitals and Community Health Systems - also continue to thrive.

The financial stocks we held did well. Many companies in this sector benefit in a declining-interest rate environment, and we have maintained their weightings in the Fund as a result.

--------------------------------------------------
               PORTFOLIO MANAGEMENT
--------------------------------------------------

Stuart Roberts .......... Senior Portfolio Manager
Jerome C. Philpott, CFA ........ Portfolio Manager
Charles Reed, CFA .............. Portfolio Manager

--------------------------------------------------
                FUND PERFORMANCE
--------------------------------------------------
         Average annual total returns
         for the period ended 12/31/00
--------------------------------------------------
           MONTGOMERY SMALL CAP FUND

Since inception (7/13/90) ...............   15.65%
One year ................................ (25.14)%
Five years ..............................    9.56%
Ten years ...............................   17.93%

--------------------------------------------------
              RUSSELL 2000 INDEX

Since 7/13/90 ...........................   12.24%
One year ................................  (3.02)%
Five years ..............................   10.31%
Ten years ...............................   15.53%

--------------------------------------------------
You cannot invest directly in an index.
Past performance is no guarantee of future results.
Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost.
Fund performance presented is for Class R shares.


EDGAR REPRESENTATION OF DATA POINTS USED IN A PRINTED GRAPHIC

GROWTH OF A $10,000 INVESTMENT

Montgomery Small Cap Fund
July ' 00        $53,869
Aug              $60,683
Sept             $59,718
Oct              $52,904
Nov              $43,276
Dec              $45,881

Russell 2000(1)
July ' 00        $36,151
Aug              $38,909
Sept             $37,765
Oct              $36,080
Nov              $32,376
Dec              $35,156

Index(Lipper)(2)
July ' 00        $49,472
Aug              $54,261
Sept             $52,790
Oct              $50,584
Nov              $44,554
Dec              $48,698

(1) The Russell 2000 Index is a capitalization-weighted total return index that includes the smallest 2,000 companies within the Russell 3000 Index.

(2) The Lipper Small Cap Funds Average universe consists of
    83 funds.

(3) The Russell 2000 Growth Index is a capitalization-weighted total return index that includes the largest companies within the Russell 3000 Index with higher price-to-book ratios and higher forecasted growth values.


              Call toll-free 800.572.FUND [3863]
20

                                                         THE MONTGOMERY FUNDS
                                                            SMALL CAP FUND
                                                         Portfolio Highlights


Q: WHAT TRENDS DO YOU SEE DEVELOPING IN 2001, AND HOW IS THE FUND POSITIONED TO TAKE ADVANTAGE OF THEM?

A: Fears about a slowing economy continue, and now it seems to be a question of whether the economy will face a soft landing or enter a recession. We agree with the consensus that recent moves by the Fed to lower rates as well as the likelihood that rates will decline further in 2001 by as much as 100 basis points should stem the tide of a slowdown. Typically, lower interest rates reaccelerate the economy, and we look for growth to pick up in the second half of 2001.

Certainly, earnings trends look tough for the first part of the year. Growth stocks, however, have historically outperformed in periods of declining rates. Valuations are an important factor in this performance, and growth stocks are currently very attractively priced. The multiple compression and magnitude of losses as measured by the decline in the Nasdaq have not only removed a lot of speculative activity, but have positioned growth stocks to do well.

Two trends on which we have previously commented - investors' preference for companies with strong business fundamentals and clear earnings growth over concept-driven companies, and a rotation in the current preference for large-cap over small-cap stocks - will both be positive for the Fund. Further, with the market in decline, investor attention will be focused on companies with sustainable earnings growth, an environment that favors our style of bottom-up, company-specific stock selection.


--------------------------------------
          TOP TEN HOLDINGS
--------------------------------------
(as a percentage of total net assets)

BISYS Group, Inc. (The) .......  3.6%
Alpharma, Inc., Class A .......  3.4%
Rent-A-Center, Inc. ...........  3.2%
AmeriCredit Corporation .......  3.2%
Pegasus Communications
Corporation ...................  3.1%
Oxford Health Plans, Inc. .....  2.8%
Gilead Sciences, Inc. .........  2.6%
Barr Laboratories, Inc. .......  2.5%
Enzon, Inc. ...................  2.5%
Radian Group, Inc. ............  2.4%

--------------------------------------
         TOP FIVE INDUSTRIES
--------------------------------------
(as a percentage of total net assets)

Biotechnology ................. 12.7%
Pharmaceuticals: Generic.......  5.9%
Finance/Rental/Leasing ........  5.5%
Specialty Stores ..............  5.4%
Hospital/Nursing Management ...  4.7%

Portfolio holdings are subject to change and should not be considered a recommendation to buy individual securities.

There are risks associated with investing in small-cap companies, which tend to be more volatile and less liquid than stocks of large companies, including the increased risk of price fluctuations.


                                                                             21
                       visit www.montgomeryfunds.com

 THE MONTGOMERY FUNDS
   SMALL CAP FUND
    Investments

PORTFOLIO INVESTMENTS

December 31, 2000 (Unaudited)

SHARES                                            VALUE (NOTE 1)
COMMON STOCKS - 99.3%
ADVERTISING/MARKETING SERVICES - 1.5%
     44,000  Getty Images, Inc.+ ................  $  1,405,250
AEROSPACE/DEFENSE - 2.5%
     26,700  Aeroflex, Inc.+ ....................       769,711
     20,400  L-3 Communications Holdings, Inc.+..     1,570,800
                                                    -----------
                                                      2,340,511
AIR FREIGHT/COURIERS - 1.6%
     48,000  Atlas Air, Inc. Class A+ ...........     1,566,000
APPAREL/FOOTWEAR RETAIL - 2.3%
     16,800  Abercrombie & Fitch Company, Class A+      336,000
     43,000  American Eagle Outfitters, Inc.+ ...     1,819,437
                                                    -----------
                                                      2,155,437
AUTO PARTS: O.E.M. - 0.4%
     21,000  Gentex Corporation+ ................       388,500
BEVERAGES: ALCOHOLIC - 2.4%
     38,000  Constellation Brands, Inc.+ ........     2,232,500
BIOTECHNOLOGY - 12.7%
     10,000  Alexion Pharmaceuticals, Inc.+ .....       649,688
     19,500  Arena Pharmaceuticals, Inc.+ .......       302,859
     63,600  Celgene Corporation+ ...............     2,072,963
     33,000  Dyax Corporation+ ..................       700,219
     38,000  Enzon, Inc.+ .......................     2,357,187
     30,000  Gilead Sciences, Inc.+ .............     2,488,125
     41,600  Medicines Company (The)+ ...........       813,800
     26,400  Pharmacyclics, Inc.+ ...............       898,425
     32,000  Ribozyme Pharmaceuticals, Inc.+ ....       455,000
     36,800  Titan Pharmaceuticals, Inc.+ .......     1,301,616
                                                    -----------
                                                     12,039,882
BROADCASTING - 1.1%
     28,000  Emmis Communications Corporation,
             Class A+ ...........................       801,500
     12,000  Westwood One, Inc.+ ................       231,750
                                                    -----------
                                                      1,033,250
CABLE/SATELLITE TELEVISION - 4.4%
     52,000  EchoStar Communications Corporation,
             Class A+ ...........................     1,184,625
    115,700  Pegasus Communications
             Corporation+ .......................     2,982,891
                                                    -----------
                                                      4,167,516
COMPUTER COMMUNICATIONS - 0.4%
     18,500  Ixia+ ..............................       424,922
CONTRACT DRILLING - 2.3%
     23,800  Patterson Energy, Inc.+ ............       885,806
     32,700  Pride International, Inc.+ .........       805,238
     19,700  Rowan Companies, Inc.+ .............       531,900
                                                    -----------
                                                      2,222,944
SHARES                                            VALUE (NOTE 1)
DATA PROCESSING SERVICES - 4.6%
     66,000  BISYS Group, Inc. (The)+ ...........  $  3,460,875
     15,100  Jack Henry & Associates, Inc. ......       937,616
                                                    -----------
                                                      4,398,491
DISCOUNT STORES - 0.7%
     28,000  Dollar Tree Stores, Inc.+ ..........       686,875
ELECTRICAL PRODUCTS - 0.5%
     11,000  C&D Technologies, Inc. .............       475,063
ELECTRONIC COMPONENTS - 2.3%
      7,500  AXT, Inc.+ .........................       247,734
     23,000  Flextronics International Ltd.+ ....       655,500
     24,000  Plexus Corporation+ ................       729,750
     63,400  Viasystems Group, Inc.+ ............       527,013
                                                    -----------
                                                      2,159,997
ELECTRONIC EQUIPMENT/INSTRUMENTS - 2.8%
     32,000  Optimal Robotics Corporation+ ......     1,075,000
     80,000  Sensormatic Electronics
             Corporation+ .......................     1,605,000
                                                    -----------
                                                      2,680,000
FINANCE/RENTAL/LEASING - 5.5%
    110,600  AmeriCredit Corporation+ ...........     3,013,850
     68,000  CompuCredit Corporation+ ...........     1,228,250
     37,900  Metris Companies, Inc. .............       998,428
                                                    -----------
                                                      5,240,528
FINANCIAL PUBLISHING/SERVICES - 2.2%
     31,000  Advent Software, Inc.+ .............     1,242,906
     23,000  FactSet Research Systems, Inc. .....       852,610
                                                    -----------
                                                      2,095,516
FOODS: MEAT/FISH/DAIRY - 2.2%
     68,200  Smithfield Foods, Inc.+ ............     2,073,280
GAS DISTRIBUTORS - 0.5%
     7,600   Equitable Resources, Inc. ..........       507,300
HOSPITAL/NURSING MANAGEMENT - 4.7%
     34,000  Community Health Systems, Inc.+ ....     1,190,000
     19,000  LifePoint Hospitals, Inc.+ .........       954,750
     38,600  Orthodontic Centers of America,
             Inc.+ ..............................     1,206,250
     33,000  Triad Hospitals, Inc.+ .............     1,074,562
                                                    -----------
                                                      4,425,562
INTERNET SOFTWARE SERVICES - 1.0%
     30,000  WatchGuard Technologies, Inc.+ .....       948,750
INVESTMENT BANKS/BROKERS - 2.8%
     11,600  Investors Financial Services
             Corporation ........................       997,238
     55,400  LaBranche & Company, Inc.+ .........     1,693,162
                                                    -----------
                                                      2,690,400
INVESTMENT MANAGERS - 0.6%
     33,000  Acacia Research Corporation+ .......       586,781

22
The accompanying notes are an integral part of these financial statements.

                                                           THE MONGOMERY FUNDS
                                                              SMALL CAP FUND
                                                                Investments

SHARES                                            VALUE (NOTE 1)
COMMON STOCKS - CONTINUED
LIFE/HEALTH INSURANCE - 1.0%
     30,000  Annuity and Life Re (Holdings) Ltd.   $    961,875
MANAGED HEALTH CARE - 4.3%
     73,100  Mid Atlantic Medical Services, Inc.+     1,448,294
     67,200  Oxford Health Plans, Inc.+ .........     2,656,500
                                                    -----------
                                                      4,104,794
MEDICAL SPECIALTIES - 1.2%
     48,200  ABIOMED, Inc.+ .....................     1,165,837
MEDICAL/DENTAL DISTRIBUTORS - 0.6%
     12,200  Amerisource Health Corporation,
             Class A+ ...........................       616,100
METAL FABRICATION - 1.5%
     28,400  Shaw Group, Inc. (The)+ ............     1,420,000
MISCELLANEOUS COMMERCIAL SERVICE - 0.5%
     11,400  Corporate Executive Board
             Company (The)+ .....................       451,013
MISCELLANEOUS MANUFACTURING - 0.6%
     15,800  Varian, Inc.+ ......................       535,225
MOVIES/ENTERTAINMENT - 0.3%
     64,300  Liberty Digital, Inc.+ .............       323,509
OILFIELD SERVICES/EQUIPMENT - 1.3%
     44,600  Cal Dive International, Inc.+ ......     1,191,656
OTHER CONSUMER SERVICES - 0.3%
     7,300   Bally Total Fitness Holding
             Corporation+ .......................       247,288
PACKAGE SOFTWARE - 1.6%
     10,400  IONA Technologies PLC, ADR+ ........       695,825
     9,500   NetIQ Corporation+ .................       829,766
                                                    -----------
                                                      1,525,591
PHARMACEUTICALS: GENERIC - 5.9%
     74,000  Alpharma, Inc., Class A ............     3,246,750
     32,800  Barr Laboratories, Inc.+ ...........     2,392,350
                                                    -----------
                                                      5,639,100
PROPERTY/CASUALTY INSURANCE - 0.3%
     10,000  American Financial Group, Inc. .....       265,625
REAL ESTATE INVESTMENT TRUSTS - 0.7%
     23,000  IndyMac Bancorp, Inc.+ .............       678,500
RECREATIONAL PRODUCTS - 0.2%
     4,100   IntraNet Solutions, Inc.+ ..........       208,459
REGIONAL BANKS - 2.3%
     13,600  Provident Financial Group, Inc. ....       509,575
     49,000  Silicon Valley Bancshares+ .........     1,692,031
                                                    -----------
                                                      2,201,606
RESTAURANTS - 0.8%
     34,100  Sonic Corporation+ .................       797,088
SAVINGS BANKS - 1.9%
     19,200  Bank United Corporation, Class A ...     1,309,800

SHARES                                            VALUE (NOTE 1)
SAVINGS BANKS - CONTINUED
     24,800  Commercial Federal Corporation .....  $    482,050
                                                    -----------
                                                      1,791,850
SEMICONDUCTORS - 0.8%
     20,200  Alpha Industries, Inc.+ ............       758,131
SPECIALTY INSURANCE - 2.4%
     30,100  Radian Group, Inc. .................     2,259,381
SPECIALTY STORES - 5.4%
     76,000  Linens 'n Things, Inc.+ ............     2,099,500
     88,500  Rent-A-Center, Inc.+ ...............     3,050,484
                                                    -----------
                                                      5,149,984
TELECOMMUNICATIONS EQUIPMENT - 3.4%
     36,000  DDI Corporation+ ...................       985,500
     48,000  Garmin Ltd.+ .......................       952,500
     27,000  Plantronics, Inc.+ .................     1,269,000
                                                    -----------
                                                      3,207,000
TOTAL COMMON STOCKS
(Cost $84,339,670) ..............................    94,444,867
                                                    -----------
PRINCIPAL
 AMOUNT
REPURCHASE AGREEMENT - 2.1%
$  1,939,000 Agreement with Countrywide, Tri-Party,
             6.70% dated 12/29/00, to be repurchased
             at $1,940,083 on 01/02/01, collateralized
             by $1,977,780 market value of U.S. gov-
             ernment and mortgage-backed securities,
             having various maturities and interest
             rates (Cost $1,939,000) ............     1,939,000
                                                    -----------
TOTAL INVESTMENTS - 101.4%
(Cost $86,278,670*) .............................    96,383,867
OTHER ASSETS AND LIABILITIES - (1.4)%
(Net) ...........................................    (1,292,560)
                                                    -----------
NET ASSETS - 100.0%                                $ 95,091,307
                                                    ===========

                                                                             23
The accompanying notes are an integral part of these financial statements.

    THE MONTGOMERY FUNDS
       BALANCED FUND
    Portfolio Highlights
       (Unaudited)


INVESTMENT REVIEW

Q: HOW DID THE FUND PERFORM FOR THE SIX MONTHS ENDED DECEMBER 31, 2000?

A: For the second half of 2000, the Balanced Fund outperformed its custom benchmark, a blend of the S&P 500 Index (65%) and the Lehman Brothers Aggregate Bond Index (35%). This reflected strong equity performance during the early part of the period. For the six-month period, the Fund returned -1.95%, versus the blended benchmark return of -3.21%.

Q: WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE?

A: The Fund's allocation has remained consistent throughout the period, at 65% stocks and 35% bonds. Despite historically high market volatility, the equity portion of the Fund outperformed the S&P 500 Index over the six-month period. In general, the equity portfolio benefited from strong stock selection in the financial services sector early in the period and, compared with the S&P 500 Index, an underweighting in technology and an overweighting in energy stocks.

Many stocks in the technology group have experienced a sharp pullback, as investors have started to question their growth expectations in light of the softening economy and declining corporate capital spending. The Fund's holdings in leading companies such as Intel, Cisco Systems and Microsoft suffered as sentiment toward the group turned increasingly bearish.

Despite overall weakness, however, on a relative basis the Fund benefited from strong stock selection in the sector, with standout performers such as Comverse Technology and Qualcomm contributing to returns. Comverse, the leading provider of telecom applications and enhanced service platforms, has a strong, accelerating business that has not been affected by slowdowns in telecom spending. Qualcomm was purchased after a difficult and controversial period in its history; the stock's rebound was based on growing acceptance of the company's cellular telephone technology.

The Fund's holdings in the financial and health-care sectors also contributed to performance. Financial companies such as Golden West Financial and Fannie Mae have benefited from lower interest rates during the period. Within the health-care sector, holdings such as Merck and Bristol Myers have benefited from strong relative earnings growth and a defensive nature in the slowing economic environment. The biggest detractor over the period was the Fund's exposure to media stocks such as Disney, Viacom and Time Warner Telecom. This group suffered as advertising activity dropped in the slower economy and also because of difficult comparisons given last year's level of dot-com spending.

Q: DID ALL BOND CATEGORIES DO WELL DURING THE PERIOD?

A: No. Treasury bonds were clearly the standout performer because they are risk-free from a credit standpoint. Investors typically seek Treasury securities as a safe haven in a weakening economic environment. In addition, the federal budget surplus has made it possible for the government to retire Treasury debt, thus shrinking supply and boosting prices.

The portfolio's other high-quality bonds also did well. For example, bonds issued by the Canadian government, asset-backed securities that are collateralized credit card debt and other assets provided strong returns. In addition, AAA-rated commercial mortgage-backed securities offered higher yields than did Treasuries. Toward the end of 2000, however, as interest rates declined sharply, mortgage-backed securities weakened because of investor fear

-----------------------------------------
          PORTFOLIO MANAGEMENT
-----------------------------------------
       Fund-of-funds, including:
         Montgomery Growth Fund
   Montgomery Total Return Bond Fund
     A Montgomery money market fund
-----------------------------------------
            FUND PERFORMANCE
-----------------------------------------
    Average annual total returns
    for the period ended 12/31/00
-----------------------------------------
      MONTGOMERY BALANCED FUND

Since inception (3/31/94) ........ 14.66%
One year ......................... (1.39)%
Five years .......................  9.68%

-----------------------------------------
            S&P 500 INDEX

Since 3/31/94 .................... 19.67%
One year ......................... (9.11)%
Five years ....................... 18.33%

-----------------------------------------
           LEHMAN BROTHERS
        AGGREGATE BOND INDEX

Since 3/31/94 ....................  7.40%
One year ......................... 11.63%
Five years .......................  6.46%

-----------------------------------------
You cannot invest directly in an index.
Past performance is no guarantee of future results.
Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Fund performance is for Class R shares. Portfolio holdings are subject to change and should not be considered a recommendation to buy individual securities.


EDGAR REPRESENTATION OF DATA POINTS USED IN A PRINTED GRAPHIC

GROWTH OF A $10,000 INVESTMENT

Montgomery Balanced Fund
July ' 00        $25,705
Aug              $26,941
Sept             $26,424
Oct              $26,165
Nov              $24,826
Dec              $25,205

Index (S&P 500)(1)
July ' 00        $25,786
Aug              $26,958
Sept             $26,092
Oct              $26,081
Nov              $24,894
Dec              $25,135

Index (Lehman)(2)
July ' 00        $14,868
Aug              $14,981
Sept             $15,098
Oct              $15,180
Nov              $15,327
Dec              $15,115

Index(Lipper)(3)
July ' 00        $19,964
Aug              $20,904
Sept             $20,375
Oct              $20,224
Nov              $19,345
Dec              $19,807

(1) The Standard & Poor's 500 Index is composed of 500 widely held common stocks listed on the NYSE, AMEX and OTC markets.
(2) The Lehman Brothers Aggregate Bond Index comprises all bonds that are investment grade, are in excess of $25 million and have at least one year to maturity.
(3) The Lipper Flexible Portfolio Funds Average universe consists of 83 funds.

24
                   Call toll-free 800.572.FUND [3863]

                                                           THE MONGOMERY FUNDS
                                                               BALANCED FUND
                                                           Portfolio Highlights
                                                                (Unaudited)

that borrowers would refinance their mortgages at lower interest rates. The Fund offset this risk by owning higher-credit-quality mortgages with lower-yielding coupons that are less likely to be refinanced.

Whereas Treasury bonds performed the best in a falling-interest rate environment, investment-grade corporate bonds did not fare as well, as investors became concerned about deteriorating credit quality in a slowing economy. Lower-quality high-yield bonds did particularly poorly. The Fund was able to avoid bonds with credit problems, however, because of our bottom-up security selection process.

Q: WHAT ARE YOUR OUTLOOK AND STRATEGY?

A: We witnessed an abrupt and painful change in both the U.S. economy and capital markets over the past year. As we enter 2001, the economy is decelerating and waiting for a rescue effort by the central banking system. The U.S. economy may also have the benefit of a tax cut if the Bush administration is able to get it passed. The "new economic" revolution continues albeit in more subtle ways. Energy prices continue to be a drag on the economy, especially natural gas, which is widely used for heat and power generation.

It seems likely that the early part of 2001 will be difficult economically. Some economists are even expecting a recession. Because the nature and timing of either monetary or fiscal stimulus is unclear, we enter 2001 with a great deal of uncertainty as to the corporate profit outlook as well. This lack of clarity could make for difficult conditions in the U.S. equity markets early in the year. This could change markedly if the Federal Reserve decides to lower interest rates earlier rather than later in the year. Interest rate reductions early in the year would benefit bonds and likely allow equity investors to look through poor current fundamentals to better conditions in the second half of the year, as the impact of lower rates takes hold. The change in bias from inflation worries to economic concerns at the December 19, 2000, Federal Open Market Committee meeting hopefully signaled that this is the most likely scenario.


PORTFOLIO INVESTMENTS
December 31, 2000 (Unaudited)

SHARES                                              VALUE (NOTE 1)
INVESTMENT COMPANY SECURITIES -- 92.0%
BOND MUTUAL FUND - TAXABLE -- 33.1%
  1,526,557  Montgomery Total Return Bond Fund .... $  17,982,847
EQUITY MUTUAL FUND -- 58.9%
  1,904,384  Montgomery Growth Fund ...............    31,955,566
                                                     ------------
TOTAL INVESTMENT COMPANY SECURITIES
(Cost $56,365,741) ................................    49,938,413
FEDERAL HOME LOAN MORTGAGE CORPORATION
(FHLMC) -- 7.8%
 4,200,000   Federal Home Loan Mortgage Corporation
             (Cost $4,214,048) ....................     4,247,250

SHARES                                              VALUE (NOTE 1)
TOTAL INVESTMENTS -- 99.8%
(Cost $60,579,789*) ..............................  $  54,185,663
OTHER ASSETS AND LIABILITIES - 0.2%
(Net) ............................................         94,034
                                                     ------------
NET ASSETS -- 100.0% .............................  $  54,279,697
                                                     ============

                   visit www.montgomeryfunds.com
                                                                             25
The accompanying notes are an integral part of these financial statements.

    THE MONTGOMERY FUNDS
  INTERNATIONAL GROWTH FUND
    Portfolio Highlights
       (Unaudited)



INVESTMENT REVIEW

Q: HOW DID THE FUND PERFORM DURING THE SIX MONTHS ENDED DECEMBER 31, 2000?

A: In a market that was very tough for growth managers, the Fund underperformed on both a relative and an absolute basis. The market weakness of the fourth quarter negated relatively good third-quarter returns. Over the six-month period, the Fund returned -14.88%, compared with -10.42% for its benchmark, the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East
(EAFE) Index.


Q: WHAT FACTORS CONTRIBUTED TO THIS PERFORMANCE?

A: The Fund's performance reflected generally weak global markets during the last six months of 2000. Hardest hit of the major benchmarks was the Nasdaq, the best indicator of continued pressure on technology stocks, which was down more than 32% for the fourth quarter and more than 36% for the second half of 2000. Japan's market was extremely weak amidst both political and economic concerns. Euro-zone markets were also anemic, despite a rebound during the last weeks of the year.

An overweighting in the technology sector and stock selection in communications were the biggest detractors from the Fund's performance. Stock selection was strong in consumer durables and health care, whereas in the financial sector it was a good news/bad news story, featuring some of the Fund's best- and worst-performing stocks. After a multi-year cycle of economic growth and an environment in which technology earnings grew rapidly, concerns about slowing economic growth overwhelmed the market. Given the rapid growth in technology earnings and high stock valuations, tech stocks were hardest hit as economic growth expectations changed. Problems in the communications sector were also a drag on performance, especially in Europe, where increased competition, a financing environment marked by higher interest rates and weaker capital markets, and high capital expenditure requirements served to pressure a sector that had previously been a market favorite.


Q: DID ANY STOCKS MAKE A PARTICULARLY STRONG CONTRIBUTION TO THE FUND'S RETURNS?

A: Our strongest performers in the second half of the year were in the financial services area. One of our largest holdings, Swiss private bank Julius Baer, was a top performer. Baer's track record and brand name allowed it to capitalize on the rapidly growing equity culture in Europe. Swiss-based Zurich Financial, a major European insurer, and Riunione Adriatica di Sicurta, Italy's second-largest insurer with a growing asset management business, also contributed positively to the Fund's performance. In the area of consumer staples, Diageo, a U.K. company with a portfolio of blue chip beverage brands, delivered good revenue growth and margin expansion. In addition, Next PLC, the third-largest clothing retailer in the United Kingdom, exceeded the market's expectations in a mixed environment for retailing stocks, providing excellent sales growth. The health-care sector also had strong performers, including Aventis, France's largest drug maker, and Serono, a Swiss biotech company.

----------------------------------------------
             PORTFOLIO MANAGEMENT
----------------------------------------------

John Boich, CFA ..... Senior Portfolio Manager
Oscar Castro, CFA ... Senior Portfolio Manager

----------------------------------------------
              FUND PERFORMANCE
----------------------------------------------
         Average annual total returns
        for the period ended 12/31/00
----------------------------------------------
                 MONTGOMERY
          INTERNATIONAL GROWTH FUND

Since inception (7/3/95) .............  11.26%
One year ............................. (25.42)%
Five years ...........................  10.06%

----------------------------------------------
              MSCI EAFE INDEX

Since 7/3/95 .........................   8.33%
One year ............................. (13.96)%
Five years ...........................   7.43%

----------------------------------------------
You cannot invest directly in an Index.
Past performance is no guarantee of future results.
Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost.
Fund performance presented is for Class R shares.


EDGAR REPRESENTATION OF DATA POINTS USED IN A PRINTED GRAPHIC

GROWTH OF A $10,000 INVESTMENT

Montgomery International Growth Fund
July ' 00        $20,374
Aug              $20,600
Sept             $19,745
Oct              $18,819
Nov              $17,079
Dec              $17,989

Index(MSCI EAFE)(1)
July ' 00        $15,636
Aug              $15,775
Sept             $15,010
Oct              $14,658
Nov              $14,112
Dec              $14,617

Index(Lipper)(2)
July ' 00        $18,225
Aug              $18,524
Sept             $17,472
Oct              $16,817
Nov              $16,048
Dec              $16,639

(1) The Morgan Stanley Capital International EAFE Index is composed of 20 developed market countries in Europe, Australasia and the Far East.

(2) The Lipper International Funds Average universe consists of 267 funds.


26
                         Call toll-free 800.572.FUND [3863]

                                                        THE MONTGOMERY FUNDS
                                                      INTERNATIONAL GROWTH FUND
                                                         Portfolio Highlights
                                                             (Unaudited)

Although we sold Serono when it reached its target price, it was one of our best performers in the third quarter and the second half of the year.

Q: WHAT STOCKS DETRACTED FROM PERFORMANCE?

A: Freeserve, one of the major Internet service providers in the United Kingdom, was a disappointment. Our initial investment in Freeserve, however, was based on our expectation that the company would build market share while making meaningful progress toward profitability. Although Freeserve has successfully built market share, we were uncomfortable with its progress in delivering a profitable business model and subsequently sold the stock.

Ballard Power, a Canadian developer of fuel cells for the auto and electric power industries, is an example of a stock that, while weak during the fourth quarter, still represented a sound investment opportunity. Fuel cells are a lower-polluting source of power, and Ballard Power is active in developing fuel cell-powered vehicles with companies such as Ford and Daimler Chrysler. Holdings with less predictable near- term growth were generally weak performers during the second half of the year, and consequently Ballard Power struggled. The company is delivering on its business plan, however, and we believe that it will be an outstanding long-term contributor to the Fund's performance. Given our unchanged long-term outlook for the company, we continue to own the stock.


Q: HOW IS THE FUND CURRENTLY POSITIONED, AND WHERE DO YOU SEE THE BEST OPPORTUNITIES IN THE COMING YEAR?

A: Looking forward we expect the economy to continue to slow, with some clarity about the magnitude of the slowdown coming with fourth-quarter earnings an-nouncements. At that point the market can start to reassess growth expectations and provide a more stable view on appropriate valuation levels. We don't anticipate that future Fed rate cuts will forestall the slowdown, but they should have a moderating effect.

We believe there's growth to be found in the health-care sector and, in contrast to the tech sector, that growth will be visible and predictable. We expect consumer staples including food and drugs to perform well in coming quarters and have identified well- positioned growth companies in these areas that we are excited about. We are also particularly excited about the growth stocks we have uncovered in the financial services sector. From a country perspective, Japan holds the largest portfolio weighting, followed by the United Kingdom and France. Our Japanese exposure is well- diversified, with holdings in the consumer area, pharmaceuticals, technology and financial services.

We will continue to focus on putting together a portfolio of companies with superior management teams able to deliver solid business results and growth. Over the years, we've succeeded in doing that very well, and despite a rough second half of 2000 we expect to deliver the kind of strong results going forward that have been characteristic of our international investing style.


--------------------------------------
          TOP TEN HOLDINGS
--------------------------------------
(as a percentage of total net assets)

Zurich Financial Services AG...  3.9%
Muenchener Rueckversicherungs-
Gesellschaft AG................  3.7%
Riunione Adriatica di Sicurta
SpA............................  3.7%
Nordea AB......................  3.6%
Aventis S.A. ..................  3.5%
Julius Baer Holding AG ........  3.4%
Diageo PLC ....................  3.3%
KONAMI Company Ltd.............  3.2%
Porsche AG.....................  3.1%
Alcatel S.A., ADR..............  3.1%

--------------------------------------
         TOP FIVE COUNTRIES
--------------------------------------
(as a percentage of total net assets)

Japan ......................... 19.3%
United Kingdom................. 17.2%
France ........................ 11.3%
Germany........................ 10.6%
Switzerland ...................  9.4%

Portfolio holdings are subject to change and should not be considered a recommendation to buy individual securities.

There are risks associated with investing in a fund of this type that invests in securities of foreign countries, such as erratic market conditions, economic and political instability, and fluctuations in currency exchange rates.


                                                                             27
                      visit www.montgomeryfunds.com

  THE MONTGOMERY FUNDS
INTERNATIONAL GROWTH FUND
     Investments

PORTFOLIO INVESTMENTS

December 31, 2000 (Unaudited)

SHARES                                            VALUE (NOTE 1)
COMMON STOCKS - 97.8%
AUSTRALIA - 1.5%
    173,200  Australia & New Zealand Banking
             Group Ltd. (Major Banks) ...........  $  1,385,654
BELGIUM - 3.0%
     14,900  Dexia+ (Regional Banks) ............     2,706,980
CANADA - 1.9%
     26,900  Ballard Power Systems, Inc.+
             (Electrical Products) ..............     1,698,063
CHINA/HONG KONG - 1.4%
    226,000  China Mobile (Hong Kong) Ltd.+
             (Wireless Telecommunications) ......     1,234,355
DENMARK - 2.2%
     37,260  Vestas Wind Systems A/S+
             (Electrical Products) ..............     2,016,411
FINLAND - 5.8%
     84,295  Elisa Communications Oyj, Class A
             (Major Telecommunications) .........     1,814,779
     57,020  Nokia Oyj+
             (Telecommunications Equipment) .....     2,542,954
     17,300  Sampo Insurance Company Ltd., Class A
             (Property/Casualty Insurance) ......       933,967
                                                    -----------
                                                      5,291,700
FRANCE - 11.3%
     50,884  Alcatel S.A., ADR
             (Telecommunications Equipment) .....     2,846,324
     36,600  Aventis S.A.
             (Pharmaceuticals: Major) ...........     3,212,998
     10,630  Castorama Dubois S.A.
             (Home Improvement Chains) ..........     2,754,610
     14,400  Dassault Systemes S.A.
             (Package Software) .................       986,968
     22,800  Equant N.V.+
             (Specialty Telecommunications) .....       596,181
                                                    -----------
                                                     10,397,081
GERMANY - 7.5%
     19,200  Consors Discount Broker AG+
             (Investment Banks/Brokers) .........     1,072,595
      9,650  Muenchener Rueckversicherungs-
             Gesellschaft AG (Multi-Line
             Insurance) .........................     3,442,934
     40,900  Schering AG
             (Pharmaceuticals: Major) ...........     2,323,253
                                                    -----------
                                                      6,838,782
SHARES                                            VALUE (NOTE 1)
ISRAEL - 1.4%
      9,900  Check Point Software Technologies
             Ltd.+ (Package Software) ...........  $  1,322,578
ITALY - 4.8%
    216,200  Riunione Adriatica di Sicurta SpA
             (Multi-Line Insurance) .............     3,397,231
     63,200  San Paolo-IMI SpA (Major Banks) ....     1,039,132
                                                    -----------
                                                      4,436,363
JAPAN - 19.3%
     10,600  Fast Retailing Company Ltd.
             (Apparel/Footwear Retail) ..........     2,072,765
     80,000  Furukawa Electric Company Ltd.
             (The) (Electronic
             Equipment/Instruments) .............     1,394,495
      5,500  Tochu-Techno Science Corporation
             (Information Technology Services) ..     1,018,305
     39,400  KONAMI Company Ltd.
             (Package Software) .................     2,950,267
      7,000  Matsushita Communication Industrial
             Company Ltd.
             (Telecommunications Equipment) .....       877,676
        137  Mizuho Holdings, Inc. (Major Banks).       847,497
        169  NTT DoCoMo, Inc.
             (Major Telecommunications) .........     1,215,264
    370,000  Nissan Motor Company Ltd.+
             (Motor Vehicles) ...................     2,127,217
    107,000  Nomura Securities Company Ltd.
             (Investment Banks/Brokers) .........     1,921,232
     12,900  Sony Corporation
             (Electronics/Appliances) ...........       890,433
     41,000  Takeda Chemical Industries Ltd.
             (Pharmaceuticals: Major) ...........     2,421,669
                                                    -----------
                                                     17,736,820
NETHERLANDS - 2.9%
     53,408  Koninklijke Numico N.V.
             (Foods: Specialty/Candy) ...........     2,687,750
PORTUGAL - 3.0%
    249,900  Banco Comercial Portugues S.A.
             (Regional Banks) ...................     1,325,661
    429,500  Electricidade de Portugal S.A.+
             (Electric Utilities) ...............     1,419,461
                                                    -----------
                                                      2,745,122
SINGAPORE - 0.4%
    13,000   Flextronics International Ltd.+
             (Electronic Components) ............       370,500

28
  The accompanying notes are an integral part of these financial statements.

                                                       THE MONTGOMERY FUNDS
                                                      INTERNATIONAL GROWTH FUND
                                                             Investments

SHARES                                            VALUE (NOTE 1)
COMMON STOCKS - CONTINUED
SPAIN - 0.1%
     3,300   Grupo Auxiliar Metalurgico S.A.+
             (Aerospace/Defense) ................  $     79,318
SWEDEN - 4.7%
   431,300   Nordea AB (Regional Banks) .........     3,266,386
    58,400   Securitas AB, Class B
             (Miscellaneous Commercial Service)..     1,082,512
                                                    -----------
                                                      4,348,898
SWITZERLAND - 9.4%
    16,545   ABB Ltd. (Industrial Conglomerates).     1,763,201
       350   Adecco S.A. (Personnel Services)....       220,234
       568   Julius Baer Holding AG
             (Investment Banks/Brokers) .........     3,108,057
     5,920   Zurich Financial Services AG
             (Multi-Line Insurance) .............     3,568,069
                                                    -----------
                                                      8,659,561
UNITED KINGDOM - 17.2%
      4,000  Amvescap PLC (Investment Managers)..        80,703
    317,400  Centrica PLC (Gas Distributors).....     1,215,533
    271,200  Diageo PLC (Beverages: Alcoholic)...     3,019,548
    107,400  Logica PLC
             (Information Technology Services)...     2,796,073
    168,600  Next PLC (Apparel/Footwear Retail)..     2,077,515
     64,931  Pearson PLC
             (Publishing: Books/Magazines) ......     1,547,778
    274,200  Scottish Power PLC
             (Electric Utilities) ...............     2,153,457
     58,300  Shire Pharmaceuticals Group PLC+
             (Pharmaceuticals: Other) ...........       920,957
    555,974  Vodafone AirTouch PLC
             (Wireless Telecommunications) ......     2,014,941
                                                    -----------
                                                     15,826,505
TOTAL COMMON STOCKS
(Cost $88,765,330) ..............................    89,782,441
                                                    -----------
SHARES                                            VALUE (NOTE 1)
PREFERRED STOCK - 3.1%
GERMANY - 3.1%
        877  Porsche AG (Motor Vehicles)
             (Cost $2,609,484) ..................  $  2,857,241
                                                    -----------
MONEY MARKET FUND - 0.0%@
        267  Chase Vista Federal Money Market
             Fund (Cost $267) ...................           267
                                                    -----------
TOTAL SECURITIES
(Cost $91,375,081) ..............................    92,639,949
                                                    -----------
PRINCIPAL
 AMOUNT
REPURCHASE AGREEMENT - 1.0%
$   948,000  Agreement with Countrywide,
             Tri-Party, 6.70%, dated 12/29/00,
             to be repurchased at $948,529, on
             01/02/01, collateralized by
             $966,960 market value of U.S.
             government and mortgage-backed
             securities, having various
             maturities and interest rates
             (Cost $948,000) ....................       948,000
                                                    -----------
TOTAL INVESTMENTS - 101.9%
(Cost $92,323,081*) .............................    93,587,949
OTHER ASSETS AND LIABILITIES - (1.9)%
(Net) ...........................................    (1,757,375)
                                                    -----------
NET ASSETS - 100.0% .............................  $ 91,830,574
                                                    ===========

                                                                             29
The accompanying notes are an integral part of these financial statements.

    THE MONTGOMERY FUNDS
 INTERNATIONAL 20 PORTFOLIO
    Portfolio Highlights
       (Unaudited)



Q: HOW DID THE PORTFOLIO PERFORM DURING THE SIX MONTHS ENDED DECEMBER 31, 2000?

A: At the close of its first full year of existence, the Portfolio posted performance figures similar to overall market indices that reflected the general decline in growth- oriented stocks and the plummeting returns of the technology sector during the last half of 2000. Over the six-month period, the Portfolio underperformed on both a relative and an absolute basis, returning -16.98% in relation to its benchmark, the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index, which returned -10.42%.

Q: WHAT FACTORS CONTRIBUTED TO THIS PERFORMANCE?

A: The Portfolio is designed to focus its investments on 20 to 30 stocks that we believe to be the best international investment opportunities, regardless of sector. The high-tech positioning that had helped performance early in the year reversed as the year progressed, and the Portfolio's heavy weighting in technology and communications proved to be the biggest impediment to performance during the second half of the year. Global markets were generally weak during the last six months of 2000, and with trading volumes down some of the worst stocks were strong companies that simply couldn't thrive in the negative environment. In many cases market sentiment was so negative that it didn't truly reflect what was going on at the company level.

Hardest hit of the major benchmarks was the Nasdaq, the best indicator of the continued pressure on tech stocks, which was down more than 32% for the fourth quarter and more than 36% for the second half of 2000. After a multi-year cycle of economic growth and an environment in which technology earnings grew rapidly, concerns about slowing economic growth overwhelmed the market. Given especially rapid growth in technology earnings and high stock valuations, tech stocks were hit hardest as economic growth expectations changed. Problems in the communications sector were also a drag on performance, especially in Europe, where increased competition, a financing environment marked by higher interest rates and weaker capital markets, and high capital expenditure requirements served to pressure a sector that had previously been a market favorite.

Q: WERE THERE ANY STOCKS THAT MADE A PARTICULARLY STRONG
CONTRIBUTION TO THE PORTFOLIO'S RETURNS?

A: One of our largest holdings, Swiss private bank Julius Baer, was one of our best performers. Baer's track record and brand name allowed it to capitalize on the rapidly growing equity culture in Europe. Swiss- based Zurich Financial, a major European insurer, and Riunione Adriatica di Sicurta, Italy's second-largest insurer with a growing asset management business, also contributed positively to the Portfolio's results.

Q: WHAT STOCKS DETRACTED FROM PERFORMANCE?

A: Consors, one of Europe's largest e-brokers, was a weak performer as trading volumes slowed throughout Europe. Ballard Power, a Canadian developer of fuel cells for the auto and electric power industries, was a particular disappointment primarily because fundamentally the company remains a sound investment.

----------------------------------------------
             PORTFOLIO MANAGEMENT
----------------------------------------------

John Boich, CFA ..... Senior Portfolio Manager
Oscar Castro, CFA ... Senior Portfolio Manager

----------------------------------------------
            PORTFOLIO PERFORMANCE
----------------------------------------------
            Total returns for the
            period ended 12/31/00
----------------------------------------------
          MONTGOMERY INTERNATIONAL
              20 PORTFOLIO

Since inception (12/31/99)............(16.86)%

----------------------------------------------
              MSCI EAFE INDEX

Since 12/31/99.......................(13.96)%

---------------------------------------------
You cannot invest directly in an Index.
Past performance is no guarantee of future results.
Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost.


EDGAR REPRESENTATION OF DATA POINTS USED IN A PRINTED GRAPHIC

GROWTH OF A $10,000 INVESTMENT

Montgomery International 20 Portfolio
July ' 00        $9,780
Aug              $9,700
Sept             $9,760
Oct              $9,280
Nov              $7,839
Dec              $8,309

MSCI EAFE Index(1)
July ' 00        $9,827
Aug              $9,914
Sept             $9,433
Oct              $9,212
Nov              $8,869
Dec              $9,186

Index(Lipper)(2)
July ' 00        $9,203
Aug              $9,354
Sept             $8,823
Oct              $8,492
Nov              $8,104
Dec              $8,402

(1) The Morgan Stanley Capital International EAFE Index is composed of 20 developed market countries in Europe, Australasia and the Far East.

(2) The Lipper International Funds Average consists of
    1,714 funds.


30
                       Call toll-free 800.572.FUND [3863]

                                                       THE MONTGOMERY FUNDS
                                                    INTERNATIONAL 20 PORTFOLIO
                                                       Portfolio Highlights
                                                           (Unaudited)

INVESTMENT REVIEW

Fuel cells are a lower-polluting source of power, and Ballard Power is active in developing fuel cell-powered vehicles with companies such as Ford and Daimler Chrysler. Holdings with less predictable near-term growth were generally weak performers during the second half of the year, and consequently Ballard Power struggled. Nevertheless we have maintained our position in Ballard Power, as it continues to deliver on its business plan and we believe that it will be an outstanding long-term contributor to the Portfolio's performance.

Q: DID YOU MAKE ANY SIGNIFICANT CHANGES TO THE PORTFOLIO OVER THE PERIOD?

A: The Portfolio is by design less diversified than other portfolios, focusing its investments on the 20 to 30 companies that we believe represent the best investment opportunities. Due to weakening fundamentals, we have reduced our weighting in the telecom sector, after being overweighted earlier in 2000. In addition, we trimmed our exposure to tech stocks in the fourth quarter but continue to maintain an overweight position in the sector. Although slowing economic momentum will affect many of the technology companies we follow, we've focused on the companies with the strength to withstand a volatile economic environment. We continue to own Alcatel, a supplier of high-speed data transmission equipment, which continues to deliver excellent growth and is one of the more attractively valued tech stocks. Alcatel provides necessary equipment to companies with the financial strength to continue to buy from it even during difficult financial times.

Q: WHAT IS YOUR OUTLOOK FOR THE COMING YEAR?

A: Looking forward we expect the economic slowdown to continue, with some clarity about the magnitude of the slowdown coming with fourth-quarter earnings announcements. At that point the market can start to reassess growth expectations and provide a more stable view on appropriate valuation levels. We don't anticipate that future Fed rate cuts will forestall the slowdown, but they should have a moderating effect.

We believe there is growth to be found in the health-care sector and, in contrast to the tech sector, that growth will be visible and predictable. We expect consumer staples including food and drugs to perform well in coming quarters and believe we have identified promising growth companies that are particularly well positioned to benefit over the long term. We've also identified some very exciting growth stocks within the financial services sector that should do well. From a country perspective, Japan holds the largest portfolio weighting, followed by the United Kingdom and France. Our Japanese exposure is well diversified, with holdings in the consumer area, pharmaceuticals, technology and financial services.

We will continue to focus on putting together a portfolio of companies with superior management teams able to deliver solid business results and growth. Over the years, we've succeeded in doing that very well, and despite a pretty rough second half of 2000 we expect that we will be able to deliver the kind of strong results going forward that have been characteristic of our international investing style.


--------------------------------------
          TOP TEN HOLDINGS
--------------------------------------
(as a percentage of total net assets)

Porsche AG.....................  6.1%
Logica PLC.....................  5.5%
KONAMI Company Ltd. ...........  5.2%
Alcatel S.A., ADR .............  5.2%
Julius Baer Holding AG.........  5.1%
Nokia Oyj .....................  4.8%
Fast Retailing Company Ltd.....  4.6%
China Unicom Ltd. .............  4.3%
Dexia..........................  4.3%
Zurich Financial Services AG...  4.2%

--------------------------------------
         TOP FIVE COUNTRIES
--------------------------------------
(as a percentage of total net assets)

Japan ......................... 17.9%
France ........................ 13.5%
Germany ....................... 12.8%
United Kingdom ................ 11.7%
Switzerland ...................  9.3%

Portfolio holdings are subject to change and should not be considered a recommendation to buy individual securities.

There are risks associated with investing in a fund of this type that invests in securities of foreign countries, such as erratic market conditions, economic and political instability, and fluctuations in currency exchange rates.

Because the Montgomery International 20
Portfolio concentrates its assets in relatively few holdings (generally 20 to 30), shareholders may be exposed to greater risks than with more-diversified funds.


                                                                             31
                         visit www.montgomeryfunds.com

    THE MONTGOMERY FUNDS
 INTERNATIONAL 20 PORTFOLIO
       Investments

PORTFOLIO INVESTMENTS

December 31, 2000 (Unaudited)

SHARES                                            VALUE (NOTE 1)
COMMON STOCKS - 92.0%
BELGIUM - 4.3%
     100     Dexia+ (Regional Banks) ............  $   18,168
CANADA - 3.1%
     210     Ballard Power Systems, Inc.+
             (Electrical Products) ..............      13,256
CHINA/HONG KONG - 4.3%
  12,000     China Unicom Ltd.+
             (Major Telecommunications) .........      18,385
DENMARK - 2.8%
     220     Vestas Wind Systems A/S+
             (Electrical Products) ..............      11,906
FINLAND - 6.8%
     400     Elisa Communications Oyj, Class A
             (Major Telecommunications) .........       8,612
     464     Nokia Oyj+
             (Telecommunications Equipment) .....      20,693
                                                      -------
                                                       29,305
FRANCE - 13.5%
     400     Alcatel S.A., ADR
             (Telecommunications Equipment)......      22,375
     100     Aventis S.A. (Pharmaceuticals:
             Major) .............................       8,778
      50     Castorama Dubois S.A.
             (Home Improvement Chains) ..........      12,957
     200     Dassault Systemes S.A.
             (Package Software) .................      13,708
                                                      -------
                                                       57,818
GERMANY - 6.7%
     210     Consors Discount Broker AG+
             (Investment Banks/Brokers) .........      11,731
     300     Schering AG (Pharmaceuticals:
             Major) .............................      17,041
                                                      -------
                                                       28,772
ISRAEL - 3.1%
     100     Check Point Software Technologies
             Ltd.+ (Package Software) ...........      13,359
ITALY - 4.0%
   1,100     Riunione Adriatica di Sicurta SpA
             (Multi-Line Insurance) .............      17,285
JAPAN - 17.9%
     100     Fast Retailing Company Ltd.
             (Apparel/Footwear Retail) ..........      19,554
   1,000     Furukawa Electric Company Ltd.
             (The) (Electronic
             Equipment/Instruments) .............      17,431
     300     KONAMI Company Ltd.
             (Package Software) .................      22,464

SHARES                                            VALUE (NOTE 1)
JAPAN - CONTINUED
   3,000     Nissan Motor Company Ltd.+
             (Motor Vehicles) ...................  $   17,248
                                                      -------
                                                       76,697
NETHERLANDS - 3.8%
     325     Koninklijke Numico N.V.
             (Foods: Specialty/Candy) ...........      16,356
SINGAPORE - 0.7%
     100     Flextronics International Ltd.+
             (Electronic Components) ............       2,850
SWITZERLAND - 9.3%
       4     Julius Baer Holding Ltd. AG,
             Class B (Investment
             Banks/Brokers) .....................      21,888
      30     Zurich Financial Services AG
             (Multi-Line Insurance) .............      18,081
                                                      -------
                                                       39,969
UNITED KINGDOM - 11.7%
   3,900     Centrica PLC (Gas Distributors) ....      14,936
     900     Logica PLC
             (Information Technology Services) ..      23,431
     494     Pearson PLC
             (Publishing: Books/Magazines) ......      11,775
                                                      -------
                                                       50,142
TOTAL COMMON STOCKS
(Cost $425,382) .................................     394,268
                                                      -------
PREFERRED STOCK - 6.1%
GERMANY - 6.1%
       8     Porsche AG (Motor Vehicles)
             (Cost $27,936) .....................      26,064
                                                      -------
MONEY MARKET FUND - 0.2%
     901     Chase Vista Federal Money Market
             Fund (Cost $901) ...................         901
                                                      -------
TOTAL SECURITIES
(Cost $454,219) .................................     421,233
                                                      -------


32
The accompanying notes are an integral part of these financial statements.

                                                       THE MONTGOMERY FUNDS
                                                    INTERNATIONAL 20 PORTFOLIO
                                                          Investments

PRINCIPAL
 AMOUNT                                           VALUE (NOTE 1)
REPURCHASE AGREEMENT - 1.8%
$  8,000     Agreement with Countrywide,
             Tri-Party, 6.70% dated 12/29/00,
             to be repurchased at $8,004 on
             01/02/01, collateralized by
             $8,160 market value of U.S.
             government and mortgage-backed
             securities, having various
             maturities and interest rates
             (Cost $8,000) ......................    $  8,000
                                                      -------

TOTAL INVESTMENTS - 100.1%
(Cost $462,219*) ................................     429,233
OTHER ASSETS AND LIABILITIES - (0.1)%
(Net) ...........................................        (569)
                                                      -------
NET ASSETS - 100.0% .............................   $ 428,664
                                                     =========

                                                                             33
The accompanying notes are an integral part of these financial statements.

    THE MONTGOMERY FUNDS
 GLOBAL OPPORTUNITIES FUND
    Portfolio Highlights
       (Unaudited)



INVESTMENT REVIEW

Q: HOW DID THE FUND PERFORM DURING THE SIX MONTHS ENDED DECEMBER 31, 2000?

A: During a very difficult market for growth-oriented funds in general, the Fund underperformed its benchmark, the Morgan Stanley Capital International (MSCI) World Index. The Fund returned -20.30%, versus the index's return of -10.76%. The Fund had good relative performance in the third quarter, but the weakness of growth stocks in the fourth quarter overcame earlier gains. Major factors of the underperformance were overweightings in technology and communications and stock selection in communications.

In recognition of its generally strong long-term risk-adjusted performance, however, the Fund was awarded an overall four-star rating by Morningstar for the one-year period ended December 31, 2000, among 1,281 international equity funds. The Fund also received four stars for the three- and five-year periods ended December 31, 2000, among 1,281 and 773 international equity funds, respectively.*

Q: WHAT MARKET FACTORS HAD THE GREATEST IMPACT ON PERFORMANCE DURING THE SIX MONTHS?

A: After a very long and robust period of growth led by the United States, there are now clear signs of a slowdown. A major factor in the global downturn was the great sense of uncertainty about future trends and a wariness about recent stock price volatility.

The impact of generally negative conditions has been felt most severely in technology. The sector that delivered the most growth in recent years was punished in the second half of 2000 by perceptions that its valuations were most inflated and had the most to lose. The communications sector was beset with numerous problems also, one being its reliance on demand from the tech sector. Other problems included increased competition and a need for extraordinary financing to build wireless networks. Our exposure to tech and telecom had the most detrimental impact on Fund performance in the second half of the year.

On the positive side, health care, consumer nondurables and parts of the financial sector helped mitigate the losses in the tech and telecom sectors. Health care and consumer staples benefited from their attraction as shelters from the fallout in technology. The same can be said of some areas of the financial sector, where insurance stocks, asset managers and regional banks did particularly well. Our selections in these industries were timely, although not enough to compensate for the Fund's overall losses in technology.

Q: HOW DID STOCK SELECTION BENEFIT OR DETRACT FROM PERFORMANCE?

A: We delivered excellent stock selection in consumer durables and health care. Aventis, France's largest drug maker, was a standout. In the financial services sector, Julius Baer, one of our largest positions, was also a great performer. Julius Baer is a Swiss private bank with a solid track record as a money manager and an asset gatherer. It has done consistently well, capitalizing on the growing equity culture throughout Europe, and we expect it to continue to outperform.

----------------------------------------------
             PORTFOLIO MANAGEMENT
----------------------------------------------

John Boich, CFA ..... Senior Portfolio Manager
Oscar Castro, CFA ... Senior Portfolio Manager

----------------------------------------------
               FUND PERFORMANCE
----------------------------------------------
         Average annual total returns
        for the period ended 12/31/00
----------------------------------------------
                 MONTGOMERY
          GLOBAL OPPORTUNITIES FUND

Since inception (9/30/93).............  13.40%
One year.............................. (29.77)%
Five years............................  14.41%

----------------------------------------------
          MSCI WORLD INDEX

Since 9/30/93.........................  12.52%
One year.............................. (12.92)%
Five years............................  12.53%

----------------------------------------------
You cannot invest directly in an index.
Past performance is no guarantee of future results.
Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost.


EDGAR REPRESENTATION OF DATA POINTS USED IN A PRINTED GRAPHIC

GROWTH OF A $10,000 INVESTMENT

Montgomery Global Opportunities Fund
July ' 00        $30,307
Aug              $31,486
Sept             $29,156
Oct              $27,386
Nov              $23,834
Dec              $24,907

Index(MCSI World)(1)
July ' 00        $23,043
Aug              $23,795
Sept             $33,533
Oct              $33,158
Nov              $20,816
Dec              $21,155

Index(Lipper)(2)
July ' 00        $25,178
Aug              $26,291
Sept             $24,924
Oct              $24,119
Nov              $22,406
Dec              $23,081

(1) The Morgan Stanley Capital International World Index measures the performance of selected stocks in 22 developed countries. The index is presented net of dividend withholding taxes.
(2) The Lipper Global Funds Average universe consists of
    85 funds.

*Morningstar proprietary ratings on U.S.-domiciled funds reflect historical risk-adjusted performance as of 12/31/00. Ratings are subject to change monthly, and past perform- ance is no guarantee of future results. Morningstar ratings on U.S.-domiciled funds are calculated from a fund's three-, five- and 10-year average annual returns (if applicable) in excess of 90-day Treasury bill returns with appropriate fee adjustments and a risk factor that reflects fund perform-ance below 90-day T-bill returns. The top 10% of the funds in a broad asset class receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. Ratings are for Class R shares only; other classes may vary.


34
                Call toll-free 800.572.FUND [3863]

                                                        THE MONTGOMERY FUNDS
                                                      GLOBAL OPPORTUNITIES FUND
                                                         Portfolio Highlights


In the area of consumer staples, Diageo, a U.K. company with a portfolio of blue chip beverage brands, delivered solid revenue growth and margin expansion. Investors weren't interested in Diageo early last year, when the market was concentrating on technology, media and telecommunications, but we've been rewarded for our patience, as Diageo became one of our best performers in the second half. Next PLC, the third-largest clothing retailer in the United Kingdom, exceeded expectations in a mixed environment for retailing stocks, providing excellent sales growth. Munich Re has also been an excellent investment. A leading life insurance company in Germany, Munich Re also has a good reinsurance business. We expect the company to benefit from tax reform in Germany, which will allow it to liquidate some cross-shareholdings with other German companies. It should also benefit from the trend toward pension privatization in Europe.

Among the weakest holdings was Freeserve, one of the largest U.K. service providers. Freeserve was overly optimistic about its ability to deliver profit against its business plan, and it appears that fundamentals have broken down. We sold the stock, recognizing that the market won't have the patience to give it the time it needs to achieve profitability. Another disappointment was Cisco Systems, whose stock price took a big hit in the fourth quarter amid concerns about the tech sector as a whole. We nevertheless believe that Cisco's fundamentals remain sound, and it remains one of our core positions.

Q: MUCH OF THE FUND WAS INVESTED IN TECH AND TELECOM IN THE PAST. HOW IS IT NOW POSITIONED IN LIGHT OF THE RETREAT IN BOTH SECTORS?

A: Although we reduced our exposure to tech stocks at the end of the second and third quarters, we have maintained an overweight position in the sector relative to the benchmark. We still see pockets of opportunity in technology and are concentrating on strong, broad-based leaders like Cisco and EMC. We are particularly excited about Alcatel, a French provider of telecommunications and equipment for high-speed data transmission, which has had very solid growth and retains a very promising valuation.

In the communications sector, we moved from an overweight to an underweight position during the period, reflecting our belief that heavy competition, a major expense burden in developing wireless networks and paying for third-generation licenses, and a slowing growth dynamic will have a negative impact on communications companies in the near term. We continue to own Vodafone, however, the world's best-positioned wireless provider, whose strong balance sheet allows it to continue to buy into positions where it wants to increase market share.


--------------------------------------
          TOP TEN HOLDINGS
--------------------------------------
(as a percentage of total net assets)

Alcatel S.A., ADR..............  4.9%
Zurich Financial Services AG...  3.9%
Riunione Adriatica di Sicurta
SpA ...........................  3.6%
Julius Baer Holding AG.........  3.3%
Muenchener Rueckversicherungs-
Gesellschaft AG ...............  3.0%
Koninklijke Numico N.V. .......  3.0%
Aventis S.A. ..................  2.6%
Dexia..........................  2.5%
Takeda Chemical Industries Ltd.  2.5%
Vestas Wind Systems A/S........  2.5%

--------------------------------------
         TOP FIVE COUNTRIES
--------------------------------------
(as a percentage of total net assets)

United States ................. 25.3%
France......................... 13.2%
United Kingdom ................ 11.0%
Japan .........................  9.7%
Switzerland ...................  8.4%


Portfolio holdings are subject to change and should not be considered a recommendation to buy individual securities.

There are risks associated with investing in a fund of this type that invests in securities of foreign countries, such as erratic market conditions, economic and political instability, and fluctuations in currency exchange rates.



                                                                             35
                  Call toll-free 800.572.FUND [3863]

     THE MONTGOMERY FUNDS
  GLOBAL OPPORTUNITIES FUND
        Investments


PORTFOLIO INVESTMENTS

December 31, 2000 (Unaudited)

SHARES                                             VALUE (NOTE 1)
COMMON STOCKS - 96.9%
AUSTRALIA - 1.5%
   117,200   Australia & New Zealand Banking
             Group Ltd. (Major Banks) ...........  $    937,636
BELGIUM - 2.5%
     8,800   Dexia+ (Regional Banks) ............     1,598,753
CANADA - 1.1%
    11,600   Ballard Power Systems, Inc.+
             (Electrical Products) ..............       732,250
CHINA/HONG KONG - 2.2%
   137,500   China Mobile (Hong Kong) Ltd.+
             (Wireless Telecommunications) ......       750,991
    54,000   Hutchison Whampoa Ltd.
             (Industrial Conglomerates) .........       673,295
                                                     ----------
                                                      1,424,286
DENMARK - 2.5%
    29,360   Vestas Wind Systems A/S+
             (Electrical Products) ..............     1,588,885
FINLAND - 3.0%
    35,320   Nokia Oyj+
             (Telecommunications Equipment) .....     1,575,187
     6,900   Sampo Insurance Company Ltd., Class A
             (Property/Casualty Insurance) ......       372,507
                                                     ----------
                                                      1,947,694
FRANCE - 13.2%
    56,342   Alcatel S.A., ADR
             (Telecommunications Equipment) .....     3,151,631
    18,800   Aventis S.A.
             (Pharmaceuticals: Major) ...........     1,650,392
     5,910   Castorama Dubois S.A.
             (Home Improvement Chains) ..........     1,531,491
    25,700   Equant N.V.+
             (Specialty Telecommunications) .....       672,010
    13,980   Societe Television Francaise
             (Broadcasting) .....................       754,732
     9,878   Vivendi+ (Media Conglomerates) ......       650,137
                                                     ----------
                                                      8,410,393
GERMANY - 5.0%
     5,370   Muenchener Rueckversicherungs-
             Gesellschaft AG (Multi-Line
             Insurance) .........................     1,915,912
    22,500   Schering AG
             (Pharmaceuticals: Major) ...........     1,278,073
                                                     ----------
                                                      3,193,985
ISRAEL - 1.1%
     5,200   Check Point Software Technologies
             Ltd.+ (Package Software) ...........       694,687
ITALY - 3.6%
   145,400   Riunione Adriatica di Sicurta SpA
             (Multi-Line Insurance) .............     2,284,725

SHARES                                             VALUE (NOTE 1)
JAPAN - 9.7%
     5,800   Fast Retailing Company Ltd.
             (Apparel/Footwear Retail) ..........  $  1,134,155
    46,000   Furukawa Electric Company Ltd.
             (The) (Electrical Products) ........       801,835
     9,000   KONAMI Company Ltd.
             (Package Software) .................       673,919
   239,000   Nissan Motor Company Ltd.+
             (Motor Vehicles) ...................     1,374,067
     8,600   Sony Corporation
             (Electronics/Appliances) ...........       593,622
    27,000   Takeda Chemical Industries Ltd.
             (Pharmaceuticals: Major) ...........     1,594,757
                                                     ----------
                                                      6,172,355
NETHERLANDS - 4.6%
    37,680   Koninklijke Numico N.V.
             (Foods: Specialty/Candy) ...........     1,896,240
    20,900   VNU N.V. (Publishing:
             Books/Magazines) ...................     1,027,261
                                                     ----------
                                                      2,923,501
SPAIN - 2.2%
    58,700   Grupo Auxiliar Metalurgico S.A.+
             (Aerospace/Defense) ................     1,410,899
SWITZERLAND - 8.4%
     7,370   ABB Ltd. (Industrial Conglomerates).       785,421
       386   Julius Baer Holding AG
             (Investment Banks/Brokers) .........     2,112,165
     4,100   Zurich Financial Services AG
             (Multi-Line Insurance) .............     2,471,129
                                                     ----------
                                                      5,368,715
UNITED KINGDOM - 11.0%
    3,000    Amvescap PLC (Investment Managers)..        60,527
    3,600    COLT Telecom Group PLC, ADR+
             (Specialty Telecommunications)......       315,787
    136,300  Diageo PLC (Beverages: Alcoholic)...     1,517,568
    98,400   Next PLC (Apparel/Footwear Retail)..     1,212,500
    58,845   Pearson PLC
             (Publishing: Books/Magazines).......     1,402,705
    122,300  Scottish Power PLC
             (Electric Utilities)................       960,495
    39,400   Shire Pharmaceuticals Group PLC+
             (Pharmaceuticals: Other)............       622,397
    263,000  Vodafone AirTouch PLC
             (Wireless Telecommunications).......       953,155
                                                     ----------
                                                      7,045,134
UNITED STATES - 25.3%
    10,700   Amdocs Ltd.+ (Data Processing
             Services)...........................       708,875
    20,300   America Online, Inc.+
             (Media Conglomerates)...............       706,440
     8,400   Amgen, Inc.+ (Biotechnology)........       537,338


36
The accompanying notes are an integral part of these financial statements.

                                                       THE MONTGOMERY FUNDS
                                                     GLOBAL OPPORTUNITIES FUND
                                                           Investments

SHARES                                             VALUE (NOTE 1)
UNITED STATES - CONTINUED
    17,200   Calpine Corporation+
             (Alternative Power Generation)......  $    775,075
    34,500   Capstone Turbine Corporation+
             (Electrical Products)...............       968,156
    27,300   Cisco Systems, Inc.+
             (Computer Communications)...........     1,044,225
     6,600   Comverse Technology, Inc.+
             (Telecommunications Equipment)......       717,131
     9,000   Corning, Inc.
             (Telecommunications Equipment)......       475,313
    12,900   EMC Corporation+
             (Computer Peripherals)..............       857,850
    13,000   Enron Corporation
             (Oil & Gas Pipelines)...............     1,080,625
    12,800   Freddie Mac
             (Finance/Rental/Leasing)............       881,600
    14,400   General Electric Company
             (Industrial Conglomerates)..........       690,300
    64,700   McLeodUSA, Inc., Class A+
             (Specialty Telecommunications)......       913,887
    11,600   Microsoft Corporation+
             (Package Software)..................       503,513
    27,700   Pfizer, Inc.
             (Pharmaceuticals: Major)............     1,274,200
    22,000   Providian Financial Corporation
             (Finance/Rental/Leasing)............     1,265,000
     6,100   Qualcomm, Inc.+
             (Telecommunications Equipment)......       501,153
     8,100   Redback Networks, Inc.+
             (Computer Communications)...........       331,847
    30,700   Southern Energy, Inc.+
             (Electric Utilities)................       869,194
    36,700   Sprint Corporation (PCS Group)+
             (Wireless Telecommunications).......       750,056
     5,000   Time Warner Telecom, Inc., Class A+
             (Specialty Telecommunications)......       317,031
                                                     ----------
                                                     16,168,809
TOTAL COMMON STOCKS
(Cost $59,753,551)...............................    61,902,707
                                                     ----------

SHARES                                             VALUE (NOTE 1)
PREFERRED STOCK - 1.1%
GERMANY - 1.1%
       211   Porsche AG (Motor Vehicles)
             (Cost $702,030).....................   $   687,432
                                                     ----------
MONEY MARKET FUND - 0.0%@
       163   Chase Vista Federal Money Market Fund
             (Cost $163).........................           163
                                                     ----------
TOTAL SECURITIES
(Cost $60,455,744)...............................    62,590,302
                                                     ----------
PRINCIPAL
 AMOUNT
REPURCHASE AGREEMENT - 2.0%
$  1,306,000 Agreememt with Countrywide,
             Tri-Party, 6.70%, dated 12/29/00,
             to be repurchased at $1,306,729 on
             01/02/01, collateralized by
             $1,332,120, market value of U.S.
             government and mortgage-backed
             securities, having various
             maturities and interest rates
             (Cost $1,306,000)...................     1,306,000
                                                     ----------
TOTAL INVESTMENTS - 100.0%
(Cost $61,761,744*)..............................    63,896,302
OTHER ASSETS AND LIABILITIES - 0.0%@
(Net)............................................          (262)
                                                     ----------
NET ASSETS - 100.0%...............................  $ 63,896,040
                                                     ==========

                                                                             37
The accompanying notes are an integral part of these financial statements.

THE MONTGOMERY FUNDS
 GLOBAL 20 PORTFOLIO
Portfolio Highlights
    (Unaudited)


Q: HOW DID THE PORTFOLIO PERFORM DURING THE SIX MONTHS ENDED DECEMBER
31, 2000?

A: The Portfolio underperformed its benchmark, the Morgan Stanley Capital International (MSCI) World Index, returning -20.09%, versus -10.76% for the index.

Q: WHICH AREAS HAD A NEGATIVE IMPACT ON PERFORMANCE?

A: Global markets were very weak, especially in the technology, media, telecommunications and consumer durables sectors. The Portfolio's outstanding performers were more than offset by the losses in these sectors. Other major factors in the underperformance were our overweight positions in technology and communications and several individual securities that faced an unusually difficult second half.

Among our weakest holdings was Sprint PCS. Although it is a well-regarded U.S. wireless company with great long-term prospects, Sprint PCS faces difficulty due to increased competition and the need for additional capital expenditures. Because of our near-term concerns about the company's competitive position, we sold the stock in the fourth quarter.

The communications industry had more than its share of problems in the second half. Many companies were faced with an extraordinary need for financing to build out their wireless networks and to pay for third-generation wireless licenses amid pricing pressures from increased competition. These woes had a spillover effect into the tech sector, which derives a significant part of its growth from selling equipment and software to communications companies.

Q: WHICH STOCKS PERFORMED PARTICULARLY WELL DURING THE PERIOD?

A: Areas of strength during the second half of the year were health care, consumer nondurables and select companies in the financial sector--all logical safe havens in uncertain times. Health care and consumer staples continued to enjoy steady growth in the second half, given higher earnings visibility amid fears of a downturn. In the financials sector, the safer havens have been insurance stocks and, to a degree, asset managers and regional banks.

The Portfolio's exposure to health care contributed positively to performance. Not only was the sector strong, but our stock selection was especially rewarding. Among the best performers was Aventis, France's largest drug maker. In the financial services sector, Julius Baer, one of our largest positions, was also a great performer. Julius Baer is a Swiss private bank with a strong track record as a money manager and an asset gatherer. It has done consistently well, capitalizing on the growing equity culture throughout Europe, and we expect it to continue to outperform. Zurich Financial is another Swiss company that delivered positive results. More diversified than Baer, Zurich Financial is a major insurer that is also very active in asset management. Scudder Kemper, the U.S. money manager, is one of its subsidiaries.

----------------------------------------------------------------------
                       PORTFOLIO MANAGEMENT
----------------------------------------------------------------------

John Boich, CFA............................   Senior Portfolio Manager
Oscar Castro, CFA..........................   Senior Portfolio Manager

----------------------------------------------------------------------
                       PORTFOLIO PERFORMANCE
----------------------------------------------------------------------
      Average annual total returns for the period ended 12/31/00
----------------------------------------------------------------------
                   MONTGOMERY GLOBAL 20 PORTFOLIO

Since inception (10/2/95)...................................   15.61%
One year....................................................  (25.23)%
Five years..................................................   13.10%

----------------------------------------------------------------------
                         MSCI WORLD INDEX

Since 9/30/95...............................................   12.92%
One year....................................................  (12.92)%
Five years..................................................   12.53%

----------------------------------------------------------------------

You cannot invest directly in an index.
Past performance is no guarantee of future results.
Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Fund performance presented is for Class R shares.

EDGAR REPRESENTATION OF DATA POINTS USED IN A PRINTED GRAPHIC

GROWTH OF A $10,000 INVESTMENT

Global 20 (formerly Select 50)
July ' 00           $26,004
Aug                 $26,886
Sept                $24,902
Oct                 $23,422
Nov                 $20,638
Dec                 $21,420

Index (MSCI)(1)
July ' 00           $20,942
Aug                 $21,626
Sept                $20,479
Oct                 $20,138
Nov                 $18,918
Dec                 $19,227

Index (Lipper)(2)
July ' 00           $20,185
Aug                 $21,077
Sept                $19,981
Oct                 $19,336
Nov                 $17,963
Dec                 $18,504

(1) The Morgan Stanley Capital International World Index measures the performance of selected stocks in 22 developed countries. The index is presented net of dividend withholding taxes.
(2)  The Lipper Global Funds Average universe consists of 85 funds.

38                       Call toll-free 800.572.FUND [3863]

                                                           THE MONTGOMERY FUNDS
                                                            GLOBAL 20 PORTFOLIO
                                                           Portfolio Highlights
                                                                (Unaudited)

Q: HOW HAS PORTFOLIO POSITIONING CHANGED RELATIVE TO YOUR OUTLOOK?

A: From a sector standpoint, we are most heavily weighted in financial services; in fact, we were slightly overweighted relative to the benchmark at year end. Within financial services, we're excited about asset gatherers, especially in Europe, which is behind the United States in pension privatization and embarking on the early stages of what could be a multi-year growth trend. Japan should share in the trend, although there is not much momentum at present due to the general weakness of its economy.

We are also maintaining an overweight position in technology, although we had reduced our exposure at the end of the second and third quarters. We still see pockets of opportunity in the sector and are concentrating on the strongest, broad-based leaders like Cisco. Alcatel, a French telecom provider and a key source of equipment for high-speed data transmission, has also had very solid growth and retains a very attractive valuation. In contrast to competing providers with weaker clients and less leading-edge technology, Alcatel has well-funded clients that will be in a position to buy equipment.

In the communications sector, we moved from an overweight to an underweight position in the second half of the year. Although we remain optimistic about the sector's prospects over the long term, we believe that company fundamentals have weakened for the near term, characterized by heavy competition, a major expense burden in developing wireless networks and paying for third-generation licenses, and a slowing growth dynamic.

----------------------------------------------------------------------
                            TOP TEN HOLDINGS
----------------------------------------------------------------------
                  (as a percentage of total net assets)

Zurich Financial Services AG....................................  5.9%
Diageo PLC......................................................  5.9%
Julius Baer Holding AG..........................................  5.8%
Muenchener Rueckversicherungs-Gesellschaft AG...................  5.6%
Koninklijke Numico N.V..........................................  5.5%
Enron Corporation...............................................  5.2%
Alcatel S.A., ADR...............................................  5.2%
Takeda Chemical Industries Ltd..................................  4.9%
Nokia Oyj.......................................................  4.2%
Riunione Adriatica di Sicurta SpA...............................  3.9%

----------------------------------------------------------------------
                        TOP FIVE INDUSTRIES
----------------------------------------------------------------------
               (as a percentage of total net assets)

Multi-Line Insurance ........................................... 15.4%
Pharmaceuticals: Major.......................................... 11.1%
Telecommunications Equipment....................................  9.4%
Electrical Products.............................................  9.0%
Beverages: Alcoholic ...........................................  5.9%

Portfolio holdings are subject to change and should not be considered a recommendation to buy individual securities.

There are risks associated with investing in small-cap companies, which tend to be more volatile and less liquid than stocks of large companies, including the increased risk of price fluctuations.

Please be aware that foreign investing involves certain risks, including currency fluctuations and political and economic instability.

Because the Global 20 Portfolio concentrates its assets in relatively few holdings (generally 20 to 30), shareholders may be exposed to greater risks than with more-diversified funds.

                      visit www.montgomeryfunds.com                      39

THE MONTGOMERY FUNDS
GLOBAL 20 PORTFOLIO
   Investments


PORTFOLIO INVESTMENTS
December 31, 2000 (Unaudited)


SHARES                                                              VALUE (NOTE 1)
COMMON STOCKS - 93.6%

Aerospace/Defense - 3.3%
      28,000        Grupo Auxiliar Metalurgico S.A.+ (Spain) ...... $  2,571,826
Beverages: Alcoholic - 5.9%
     412,100        Diageo PLC (United Kingdom) ...................    4,588,332
Biotechnology - 2.3%
      28,000        Amgen, Inc.+ (United States) ..................    1,791,125
Computer Communications - 3.7%
      74,900        Cisco Systems, Inc.+ (United States) ..........    2,864,925
Electrical Products - 9.0%
      26,700        Ballard Power Systems, Inc.+ (Canada) .........    1,685,438
      67,600        Capstone Turbine Corporation+
                    (United States) ...............................    1,897,025
     102,000        Furukawa Electric Company Ltd. (The) (Japan) ..    1,777,982
      31,250        Vestas Wind Systems A/S+ (Denmark) ............    1,691,166
                                                                      ----------
                                                                       7,051,611
Electronic Components - 1.7%
      45,400        Flextronics International Ltd.+ (Singapore) ...    1,293,900
Electronics/Appliances - 2.7%
      30,100        Sony Corporation (Japan) .......................   2,077,676
Financial Conglomerates - 2.3%
     169,900        Lloyds TSB Group PLC (United Kingdom) .........    1,782,487
Foods: Specialty/Candy - 5.5%
      86,219        Koninklijke Numico N.V. (Netherlands) .........    4,338,959
Industrial Conglomerates - 2.0%
     127,000        Hutchison Whampoa Ltd. (China/Hong Kong) ......    1,583,490
Investment Banks/Brokers - 5.8%
         830        Julius Baer Holding AG (Switzerland) ..........    4,541,703
Media Conglomerates - 1.7%
      39,300        America Online, Inc.+ (United States) .........    1,367,640
Motor Vehicles - 1.9%
     265,000        Nissan Motor Company Ltd.+ (Japan) ............    1,523,547
Multi-Line Insurance - 15.4%
      12,240        Muenchener Rueckversicherungs-Gesellschaft AG
                    (Germany) .....................................    4,366,996
     195,000        Riunione Adriatica di Sicurta SpA (Italy) .....    3,064,108
       7,680        Zurich Financial Services AG (Switzerland) ....    4,628,846
                                                                      ----------
                                                                      12,059,950
Oil & Gas Pipelines - 5.2%
      49,400        Enron Corporation (United States) .............    4,106,375

SHARES                                                              VALUE (NOTE 1)
Pharmaceuticals: Major - 11.1%
      28,000        Pfizer, Inc. (United States) .................. $  2,718,600
      37,700        Schering AG (Germany) .........................    2,141,482
      65,000        Takeda Chemical Industries Ltd. (Japan) .......    3,839,231
                                                                      ----------
                                                                       8,699,313
Publishing: Books/Magazines - 2.2%
      71,909        Pearson PLC (United Kingdom) ..................    1,714,115
Specialty Telecommunications - 2.5%
     141,300        McLeodUSA, Inc., Class A+ (United States) .....    1,995,863
Telecommunications Equipment - 9.4%
      73,200        Alcatel S.A., ADR (France) ....................    4,094,625
      73,100        Nokia Oyj+ (Finland) ..........................    3,260,084
                                                                      ----------
                                                                       7,354,709
TOTAL COMMON STOCKS
(Cost $72,067,586) ................................................   73,307,546
                                                                      ----------

MONEY MARKET FUND - 0.0%@
         499        Chase Vista Federal Money Market Fund
                    (Cost $499) ...................................          499
                                                                      ----------
TOTAL SECURITIES
(Cost $72,068,085) ................................................   73,308,045
                                                                      ----------
PRINCIPAL AMOUNT
REPURCHASE AGREEMENT - 5.2%
  $4,070,000        Agreement with Countrywide, Tri-Party, 6.70%,
                    dated 12/29/00 to be repurchased at $4,072,272
                    on 01/02/01, collateralized by $4,151,400
                    market value of U.S. government and
                    mortgage-backed securities, having various
                    maturities and interest rates
                    (Cost $4,070,000).............................     4,070,000
                                                                      ----------
TOTAL INVESTMENTS - 98.8%
(Cost $76,138,085*) ..............................................    77,378,045

OTHER ASSETS AND LIABILITIES - 1.2%
(Net) ............................................................       933,683
                                                                      ----------
NET ASSETS - 100.0% ...............................................  $ 78,311,728
                                                                      ==========

    The accompanying notes are an integral part of these financial statements.

                                                           THE MONTGOMERY FUNDS
                                                         GLOBAL LONG-SHORT FUND
                                                          Portfolio Highlights
                                                               (Unaudited)

INVESTMENT REVIEW

Q: HOW DID THE FUND PERFORM DURING THE SIX MONTHS ENDED DECEMBER 31, 2000?

A: We are disappointed to report that global markets were weak in the second half of 2000, driven by especially poor performance in the fourth quarter. Most economies in the euro-zone were lackluster, with media, telecommunications and consumer durables representing particularly weak sectors. The Nasdaq, the best indicator of the continuing pressure we have seen in the technology arena, was hardest hit among the global benchmarks, down more than 36%.

The Fund underperformed in relation to its benchmark, the Morgan Stanley Capital International (MSCI) All-Country World Free Index, returning -23.35% for period, compared with -11.56% for the benchmark.

In recognition of its generally strong long-term risk-adjusted performance, however, the Fund was awarded an overall five-star rating by Morningstar for the one-year period ended December 31, 2000, among 1,281 international equity funds. The Fund also received five stars for the three-year period ended December 31, 2000, among 1,281 international equity funds.*

Q: WHAT MARKET FACTORS HAD THE GREATEST IMPACT ON PERFORMANCE DURING THE
PERIOD?

A: The global market weakness was driven by concerns over slowing economic growth. After a very long and robust period of growth, led by the U.S. economy, there are now clear signs of a slowdown. The impact has been felt most severely in technology. In addition, the communications industry saw more than its share of problems. Many communications companies were faced with an extraordinary need for financing to build out their wireless networks and to pay for third-generation wireless licenses amidst pricing pressures from increased competition. These woes had a spillover effect into the tech sector, which derives a significant part of its growth from selling equipment and software to communications companies. Our overweight position in both technology and communications companies had a negative impact on the Fund's results in the second half of 2000.

In general, our long positions in the tech sector performed poorly, and hedges in other sectors were not substantial enough to compensate. Significant detractors in the technology sector included Sun Microsystems, Veritas Software, JDS Uniphase and Nortel Networks. Sun Microsystems, despite its preeminence in making servers, suffered amid a general weakness in the sector. Veritas is a leader in storage management software, which is key in providing 24/7 reliability for networks and Internet operations. We remain bullish on Veritas despite its weak results in the second half, because its business fundamentals remain sound and we believe that the company will maintain its competitive position over the long term. JDS Uniphase and Nortel are leaders in the optical components area, which is vital to Internet communications and the development of next-generation networks. Both struggled in the second half but remain long-term Fund holdings.

----------------------------------------------------------------------
                         PORTFOLIO MANAGEMENT
----------------------------------------------------------------------

John Boich, CFA...............................   Sr. Portfolio Manager
Oscar Castro, CFA.............................   Sr. Portfolio Manager
Josephine Jimenez, CFA........................   Sr. Portfolio Manager
Nancy Kukacka....................................    Portfolio Manager
Chetan Joglekar..................................    Portfolio Manager
S. Bob Rezaee....................................    Portfolio Manager
Daniel Kern, CFA.................................    Portfolio Manager

----------------------------------------------------------------------
                           FUND PERFORMANCE
----------------------------------------------------------------------
      AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 12/31/00
----------------------------------------------------------------------
                   MONTGOMERY GLOBAL LONG-SHORT FUND

SINCE INCEPTION (12/31/97)..................................   39.69%
ONE YEAR....................................................  (24.33)%
THREE YEARS.................................................   39.73%

----------------------------------------------------------------------
                   MSCI ALL-COUNTRY WORLD FREE INDEX

SINCE 12/31/97..............................................   10.00%
ONE YEAR....................................................  (13.94)%
THREE YEARS.................................................   10.00%

----------------------------------------------------------------------

You cannot invest directly in an index.
Past performance is no guarantee of future results.
Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Fund performance presented is for Class R shares.

EDGAR REPRESENTATION OF DATA POINTS USED IN A PRINTED GRAPHIC

GROWTH OF A $10,000 INVESTMENT

Global Long Short Fund Class R
July ' 00           $32,914
Aug                 $35,837
Sept                $33,418
Oct                 $30,517
Nov                 $25,112
Dec                 $25,783

Index (MSCI)(1)
July ' 00           $14,295
Aug                 $14,739
Sept                $13,930
Oct                 $13,657
Nov                 $12,811
Dec                 $13,025

Index(Lipper)(2)
July ' 00           $15,020
Aug                 $15,683
Sept                $14,868
Oct                 $14,388
Nov                 $13,366
Dec                 $13,768

(1) The Morgan Stanley Capital International All-Country World Free Index is an unmanaged, capitalization-weighted monthly total return index composed of securities available for purchase by foreigners that are listed on the stock exchanges of more than 45 developed and emerging countries, including the United States.

(2) The Lipper Global Funds Average universe consists of 201 funds.


                   Call toll-free 800.572.FUND [3863]                       41

THE MONTGOMERY FUNDS
GLOBAL LONG-SHORT FUND
Portfolio Highlights
     (Unaudited)

Our positive long contributors were mostly among non-tech stocks. Galeries Lafayette, a department store and supermarket retailer in France, benefited from the strength of the French economy and delivered very strong earnings. Forest Laboratories, a specialty pharmaceuticals company, makes an anti-depressant drug called Celexa, the fastest-growing drug of its kind in the United States. Although Forest Laboratories had a tough third quarter, it rebounded sharply in the fourth and has more positives in the pipeline: an improved version of Celexa that it hopes will extend the patent protection for years to come.

Q: HOW IS THE FUND POSITIONED IN RELATION TO YOUR OUTLOOK FOR 2001?

A: In managing the Fund, we look to incorporate promising global themes - such as the build-out of Internet infrastructure - by identifying companies that we feel are best positioned to profit. A significant portion of the Fund reflects companies that provide equipment or software that improves security, speed or reliability of communications.

The Fund continues to be net long - with about 103% long, 28% short, for a net long position of 75%, versus an 80% net long position at the end of the third quarter. The top sectors are technology, at 45% net long, with a focus on Internet infrastructure and wireless equipment; and capital goods, at 7.5% net long. We are also about 7% net long in communications, mostly in wireless services, of which Vodafone is our largest position.

On the short side, our largest positions are in consumer services - a sector that is subject to pressure from the slowing economy, increased competition and tough comparisons against earnings generated in a much better economic environment last year. We are also focusing our shorts on biotech companies that are excessively valued relative to their business prospects. Our third-largest short allocation is to auto stocks, which have been weakened as the economy slows. We continue to be bullish on Internet enablers but bearish on Internet services and retailers with weak business models and uncertain paths to profitability.

From a country perspective, our largest investment is in the United States, where we are about 43% net long (approximately 58% long and 15% short). Next highest is France, at 5% net long; then the United Kingdom, at 4% net long. Among emerging markets, where we maintain an overall 15% net long position, our largest investments are in Brazil and Israel.

Our process is built on primary, original research, organized around our team of experienced global sector analysts. Although we faced a very difficult second half and are concerned about a slowing economy, we expect our process to deliver positive results, as we have in the past.

----------------------------------------------------------------------
                            TOP TEN HOLDINGS
----------------------------------------------------------------------
           (long positions as a percentage of total net assets)

Check Point Software Technologies Ltd. .........................  2.8%
Weatherford International, Inc. ................................  2.6%
Altran Technologies S.A. .......................................  2.5%
ALZA Corporation ...............................................  2.4%
Comverse Technology, Inc. ......................................  2.4%
ENSCO International, Inc. ......................................  2.4%
Capita Group PLC ...............................................  2.3%
E.piphany, Inc. ................................................  2.3%
Micron Technology, Inc. ........................................  2.2%
Vodafone AirTouch PLC ..........................................  2.2%

----------------------------------------------------------------------
                           TOP FIVE COUNTRIES
----------------------------------------------------------------------
            (long positions as a percentage of total net assets)

United States .................................................. 61.1%
France .........................................................  6.7%
United Kingdom .................................................  6.0%
Brazil .........................................................  3.5%
China/Hong Kong  ...............................................  3.1%

----------------------------------------------------------------------

Portfolio holdings are subject to change and should not be considered a recommendation to buy individual securities.

This Fund uses sophisticated investment approaches that may present substantially higher risks than most mutual funds. It may invest a larger percentage of its assets in transactions using margin, leverage, short sales and other forms of volatile financial derivatives such as options and futures. As a result, the value of an investment in the Fund may be more volatile than investments in other mutual funds. This Fund may not be appropriate for conservative investors.

* Morningstar proprietary ratings on U.S.-domiciled funds reflect historical risk-adjusted performance as of 12/31/00. Ratings are subject to change monthly, and past performance is no guarantee of future results. Morningstar ratings on U.S.-domiciled funds are calculated from a fund's three-, five- and 10-year average annual returns (if applicable) in excess of 90-day Treasury bill returns with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day T-bill returns. The top 10% of the funds in a broad asset class receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. Ratings are for Class R shares only; other classes may vary.

42                       visit www.montgomeryfunds.com

                                                          THE MONTGOMERY FUNDS
                                                         GLOBAL LONG-SHORT FUND
                                                              Investments

PORTFOLIO INVESTMENTS
December 31, 2000 (Unaudited)

SHARES                                             VALUE (NOTE 1)
COMMON STOCKS - 106.6%

ARGENTINA - 0.2%
      14,000    Perez Companc S.A., Sponsored ADR+
                (Oil & Gas Production) ...........  $   218,750
       9,900    Telecom Argentina Stet-France
                Telecom S.A., Sponsored ADR
                (Major Telecommunications) .......      155,306
                                                    -----------
                                                        374,056
BRAZIL - 3.1%
  33,000,000    Companhia Siderurgica Nacional
                (Metal Fabrication) ..............    1,050,923
      25,000    Embratel Participacoes S.A.,
                ADR (Specialty Telecommunications)      392,187
      45,000    Empresa Bras de Aeronautica
                S.A., Sponsored ADR
                (Aerospace/Defense) ..............    1,788,750
       7,800    Pao de Acucar, ADR (Food Retail)        284,700
      22,600    Petroleo Brasileiro S.A., ADR
                (Integrated Oil) .................      570,650
      12,000    Tele Celular Sul Participacoes
                S.A., ADR (Wireless
                Telecommunications) ..............      313,500
      70,900    Tele Centro Oeste Celular
                Participacoes S.A., ADR
                (Wireless Telecommunications) ....      686,844
       7,300    Telesp Celular Participacoes
                S.A., ADR (Wireless
                Telecommunications) ..............      197,100
       4,600    Votorantim Celulose e Papel
                S.A., ADR (Pulp & Paper) .........       64,113
                                                    -----------
                                                      5,348,767
CANADA - 1.7%
      89,100    Nortel Networks Corporation\++\++
                (Telecommunications Equipment) ...    2,856,769
       6,100    Open Text Corporation+
                (Package Software) ...............      130,578
                                                    -----------
                                                      2,987,347
CHINA/HONG KONG - 3.2%
     149,000    Bank of East Asia Ltd.
                (Regional Banks) .................      384,932
     120,000    Cathay Pacific Airways (Airlines).      221,547
      42,000    Cheung Kong Holdings Ltd.
                (Real Estate Development) ........     537,136
     208,000    China Resources Enterprises Ltd.
                (Real Estate Development) ........      265,344
   2,044,000    China Shipping Development
                Company Ltd.+ (Marine Shipping) ..      309,232
     148,000    China Unicom Ltd.+
                (Major Telecommunications) .......      226,752
     250,000    Cosco Pacific Ltd.
                (Miscellaneous Commercial
                Service) .........................      193,918

SHARES                                             VALUE (NOTE 1)
CHINA/HONG KONG - CONTINUED
     200,000    Giordano International Ltd.
                (Apparel/Footwear Retail) ........  $    92,311
     216,000    Hong Kong Exchanges & Clearing
                Ltd. (Investment Banks/Brokers) ..      495,711
     135,000    Hutchison Whampoa Ltd.
                (Industrial Conglomerates) .......    1,683,238
     100,000    Hysan Development Company
                (Real Estate Development) ........      141,031
     310,000    Pacific Century CyberWorks Ltd.+
                (Specialty Telecommunications) ...      200,713
   1,000,000    PetroChina Company Ltd., Class
                H (Integrated Oil) ...............      166,673
     680,000    Sino Land Company Ltd.
                (Real Estate Development) ........      355,270
      17,000    Sun Hung Kai Properties Ltd.
                (Real Estate Development) ........      169,462
                                                    -----------
                                                      5,443,270
CZECH REPUBLIC - 0.8%
      59,000    Komercni Banka A.S.+ (Regional
                Banks) ...........................    1,419,080
FINLAND - 2.4%
      81,600    Nokia Oyj+
                (Telecommunications Equipment) ...    3,639,163
      11,500    Nokia Oyj, ADR
                (Telecommunications Equipment) ...      500,250
       5,200    Sonera Oyj
                (Major Telecommunications) .......       94,228
                                                    -----------
                                                      4,233,641
FRANCE - 6.7%
      15,500    Alcatel S.A.+
                (Telecommunications Equipment) ...      880,450
       9,300    Alcatel S.A., ADR
                (Telecommunications Equipment) ...      520,219
      19,410    Altran Technologies S.A.
                (Engineering & Construction) .....    4,391,980
      16,000    Galeries Lafayette (Department
                Stores) ..........................    3,064,559
      18,000    Gemplus International S.A.+
                (Electronic Equipment/Instruments)      160,551
      23,300    Lagardere S.C.A.
                (Aerospace/Defense) ..............    1,351,955
      30,000    STMicroelectronics N.V.
                (Semiconductors) .................    1,284,375
                                                    -----------
                                                     11,654,089
GREECE - 0.7%
      22,830    Alpha Credit Bank (Regional Banks)      789,323
      53,400    Cosmote S.A.+
                (Wireless Telecommunications) ....      435,450
                                                    -----------
                                                      1,224,773

The accompanying notes are an integral part of these financial statements.

  THE MONTGOMERY FUNDS
 GLOBAL LONG-SHORT FUND
      Investments

SHARES                                             VALUE (NOTE 1)
COMMON STOCKS - CONTINUED

INDIA - 1.6%
       7,500    Global Tele-Systems Ltd.
                (Specialty Telecommunications) ...  $   128,856
      93,900    Hindustan Lever Ltd.
                (Household/Personal Care) ........      415,087
      22,000    NIIT Ltd. (Package Software) .....      749,499
      10,000    Nirma Ltd. (Household/Personal
                Care) ............................      150,782
      13,255    Ranbaxy Laboratories Ltd.
                (Pharmaceuticals: Other) .........      190,874
      66,000    Reliance Industries Ltd.
                (Chemicals: Specialty) ...........      479,306
      48,400    State Bank of India (Regional
                Banks) ...........................      400,510
      27,150    Videsh Sanchar Nigam Ltd.
                (Major Telecommunications) .......      339,375
                                                    -----------
                                                      2,854,289
ISRAEL - 3.0%
      36,200    Check Point Software +\++\++
                Technologies Ltd. (Package
                Software) ........................    4,836,094
       8,400    Orbotech Ltd.+
                (Electronic Production
                Equipment) .......................      313,162
                                                    -----------
                                                      5,149,256
ITALY - 2.9%
     258,000    Banca Popolare di Verona
                (Regional Banks) .................    2,953,333
     407,000    Credito Italiano SpA (Major
                Banks) ...........................    2,118,916
                                                    -----------
                                                      5,072,249
JAPAN - 2.1%
      76,000    Canon, Inc. (Electronic
                Equipment/Instruments) ...........    2,656,182
       7,000    Furukawa Electric Company Ltd.
                (The) (Electronic
                Equipment/Instruments) ...........      122,018
          47    NTT DoCoMo, Inc.
                (Major Telecommunications) .......      337,973
       6,100    Sony Corporation
                (Electronics/Appliances) .........      421,057
                                                    -----------
                                                      3,537,230
KOREA - 1.8%
       9,000    Cheil Jedang Corporation
                (Foods: Specialty/Candy) .........      216,996
      20,440    Kookmin Bank (Regional Banks)           240,756
      26,000    Korea Electric Power Corporation
                (Electric Utilities) .............      485,059
       8,800    Korea Telecom Corporation
                (Major Telecommunications) .......      466,087
      43,000    Korean Air Company Ltd.
                (Airlines) .......................      234,546
      14,500    Pohang Iron & Steel Company
                Ltd., Sponsored ADR (Steel) ......      225,656
      32,000    Samsung Corporation
                (Semiconductors) .................      130,277
       1,830    Samsung Electronics Company
                (Electronic Equipment/Instruments)      228,569

SHARES                                             VALUE (NOTE 1)
KOREA - CONTINUED
       6,400    Samsung Electronics Company,
                Sponsored GDR (Electronic
                Equipment/Instruments) ...........  $   456,000
      10,500    SK Telecom Company Ltd., ADR
                (Wireless Telecommunications) ....      247,406
      36,000    Telson Electronics Company Ltd.
                (Telecommunications Equipment) ...      154,245
                                                    -----------
                                                      3,085,597
MALAYSIA - 0.2%
      70,000    Tenaga Nasional Berhad
                (Electric Utilities) .............      213,684
      50,000    Unisem (M) Berhad
                (Semiconductors) .................      105,263
                                                    -----------
                                                        318,947
MEXICO - 2.6%
     124,000    Aasco S.A. de C.V.
                (Construction Materials) .........      574,044
      16,200    Fomento Economico Mexicano S.A.
                de C.V., Sponsored ADR ...........      483,975
                (Beverages: Non-Alcoholic)
      48,500    Grupo Elektra S.A., Sponsored
                GDR (Electronic Appliance Stores)       400,125
     906,000    Grupo Financiero Banamex
                Accival S.A. de C.V., Series
                B-Banacci+ (Regional Banks) ......    1,489,186
      15,500    Telefonos de Mexico S.A., ADR
                (Major Telecommunications) .......      699,438
     466,000    Wal-Mart de Mexico S.A. de C.V.+
                (Specialty Stores) ...............      925,940
                                                    -----------
                                                      4,572,708
NETHERLANDS - 2.0%
       7,300    ASM Lithography Holding N.V.+
                (Electronic Production
                Equipment) .......................      164,250
     325,000    BE Semiconductor Industries
                N.V.+ (Electronic Production
                Equipment) .......................    3,203,985
                                                    -----------
                                                      3,368,235
POLAND - 0.2%
      39,700    Telekomunikacja Polska S.A.
                (Major Telecommunications) .......      265,147

RUSSIA - 0.2%
      15,500    Mobile Telesystems, Sponsored
                ADR (Wireless Telecommunications).      372,000

SINGAPORE - 0.9%
     137,000    City Developments Ltd.
                (Real Estate Development) ........      636,199
      20,000    DBS Group Holdings Ltd.
                (Major Banks) ....................      226,132
      20,000    Overseas-Chinese Banking
                Corporation Ltd. (Regional Banks)       148,832
     242,000    Sembcorp Marine Ltd.
                (Metal Fabrication) ..............       97,721

    The accompanying notes are an integral part of these financial statements.

                                                          THE MONTGOMERY FUNDS
                                                         GLOBAL LONG-SHORT FUND
                                                              Investments

SHARES                                             VALUE (NOTE 1)
COMMON STOCKS - CONTINUED

SINGAPORE - CONTINUED
     295,000    Singapore Telecommunications
                Ltd. (Major Telecommunications)     $   457,773
                                                    -----------
                                                      1,566,657
SOUTH AFRICA - 1.2%
      21,200    Anglo American Platinum
                Corporation Ltd. (Precious
                Metals) ..........................      989,539
      14,650    Impala Platinum Holdings Ltd.
                (Precious Metals) ................      746,536
      62,300    Sasol Ltd. (Coal) ................      403,011
                                                    -----------
                                                      2,139,086
TAIWAN - 1.2%
      91,000    Chunghwa Telecom Company Ltd.+
                (Specialty Telecommunications) ...      208,817
     622,000    Polaris Securities Company Ltd.+
                (Investment Banks/Brokers) .......      204,704
     244,000    Taiwan Semiconductor
                Manufacturing Company Ltd.+ ......      585,688
                (Electronic Production Equipment)
     425,000    United Microelectronics
                Corporation Ltd. (Semiconductors)       617,225
      90,000    Via Technologies, Inc.+
                (Electronic Components) ..........      486,413
                                                    -----------
                                                      2,102,847
THAILAND - 0.5%
      18,700    Advanced Info Service Public
                Company Ltd.+ (Wireless
                Telecommunications) ..............      180,968
     440,000    Bangkok Bank Public Company
                Ltd.+ (Regional Banks) ............      258,525
     208,700    PTT Exploration & Production
                Public Company Ltd.+ (Oil & Gas
                Production) ......................      480,876
                                                    -----------
                                                        920,369
TURKEY - 0.3%
  90,643,000    Yapi Ve Kredi Bankasi S.A.+
                (Regional Banks) .................      466,535

UNITED KINGDOM - 6.0%
     136,000    British Sky Broadcasting Group
                PLC (Cable/Satellite
                Television) ......................    2,290,650
     540,400    Capita Group PLC
                (Miscellaneous Commercial
                Service) .........................    3,993,720
      13,250    Marconi PLC
                (Industrial Conglomerates) .......      140,991
   1,069,068    Vodafone AirTouch PLC
                (Wireless Telecommunications) ....    3,874,477
                                                    -----------
                                                     10,299,838
UNITED STATES - 61.0%
     192,000    Abercrombie & Fitch Company,
                Class A +\++\++ (Apparel/Footwear
                Retail) ..........................    3,840,000
       7,500    Albertson's, Inc. (Food Retail) ..      198,750
      99,000    ALZA Corporation+
                (Medical Specialties) ..........      4,207,500


SHARES                                             VALUE (NOTE 1)
UNITED STATES - CONTINUED
       2,700    Amdocs Ltd.+ (Data Processing
                Services) ........................  $   178,875
       2,600    America Online, Inc.+ (Media
                Conglomerates)....................       90,480
      35,000    Analog Devices, Inc.+
                (Semiconductors)..................    1,791,562
       1,200    Applied Micro Circuits
                Corporation (Semiconductors) .....       90,188
         800    Ariba, Inc.+
                (Internet Software Services) .....       42,925
     250,000    Atmel Corporation+
                (Semiconductors)..................    2,914,062
       8,100    ATMI, Inc.+ (Electronic Production
                Equipment) .......................      157,950
      50,800    BEA Systems, Inc. +\++\++
                (Internet Software Services)......    3,419,475
       9,900    Cadence Design Systems, Inc.+
                (Package Software)................      272,250
       1,100    CIENA Corporation+
                (Telecommunications Equipment) ...       89,513
      76,600    Cisco Systems, Inc.+\++\++
                (Computer Communications) ........    2,929,950
      73,933    Citigroup, Inc.\++\++
                (Financial Conglomerates) ........    3,775,204
      38,100    Comverse Technology, Inc.+\++\++
                (Telecommunications Equipment) ...    4,139,803
       4,000    Convergys Corporation+
                (Miscellaneous Commercial Service)      181,250
       3,300    Corning, Inc.
                (Telecommunications Equipment) ...      174,281
       7,700    Cymer, Inc.+ (Electronic
                Production Equipment) ............      198,034
      72,750    E.piphany, Inc. +\++\++ (Package
                Software) ........................    3,919,406
       2,100    eBay, Inc. + (Other Consumer
                Services) ........................       69,234
      32,300    Eli Lilly and Company \++\++
                (Pharmaceuticals: Major) .........    3,005,919
       4,500    EMC Corporation +
                (Computer Peripherals) ...........      299,250
     120,000    ENSCO International, Inc.
                (Contract Drilling)...............    4,087,500
      69,200    Extreme Networks, Inc. +\++\++
                (Computer Communications) ........    2,709,612
      25,000    FedEx Corporation +
                (Air Freight/Couriers) ...........      999,000
      22,000    Forest Laboratories, Inc. +\++\++
                (Pharmaceuticals: Other) .........    2,923,250
      10,600    Galileo International, Inc.
                (Miscellaneous Commercial
                Service) .........................      212,000
       1,300    Gemstar-TV Guide International,
                Inc. (Electronic
                Equipment/Instruments) ...........       59,963
      60,200    i2 Technologies, Inc. +\++\++
                (Package Software) ...............    3,271,494
       2,600    Intel Corporation
                (Semiconductors) .................       78,163
       2,400    International Business Machines
                Corporation
                (Computer Processing Hardware)....      204,000


    The accompanying notes are an integral part of these financial statements.

  THE MONTGOMERY FUNDS
 GLOBAL LONG-SHORT FUND
      Investments


SHARES                                             VALUE (NOTE 1)
COMMON STOCKS - CONTINUED

UNITED STATES - CONTINUED
      39,500    JDS Uniphase Corporation+\++\++
                (Electronic Equipment/Instruments)  $ 1,644,187
      22,900    Juniper Networks, Inc.+\++\++
                (Computer Communications) ........    2,888,262
       6,100    Lucent Technologies, Inc.
                (Telecommunications Equipment) ...       82,350
       5,200    Manugistics Group, Inc.+
                (Package Software) ...............      296,238
      61,000    Maxim Intergrated Products,
                Inc.+\++\++ (Semiconductors) .....    2,914,656
       1,200    Mercury Interactive Corporation+
                (Package Software) ...............      108,263
       3,200    Microchip Technology, Inc.+
                (Semiconductors) .................       70,300
     109,400    Micron Technology, Inc.+\++\++
                (Semiconductors) .................    3,883,700
       4,800    Microsoft Corporation+
                (Package Software) ...............      208,350
      85,000    Nextel Communications, Inc.+\++\++
                (Wireless Telecommunications) ....    2,101,094
      99,200    Oracle Corporation+\++\++
                (Package Software) ...............    2,883,000
      66,500    Palm, Inc.+\++\++
                (Computer Processing Hardware) ...    1,880,703
       4,400    PeopleSoft, Inc.+ (Package
                Software) ........................      163,350
      75,000    Pfizer, Inc.\++\++
                (Pharmaceuticals: Major) .........    3,450,000
       2,900    Qualcomm, Inc.+
                (Telecommunications Equipment) ...      238,253
     103,000    Quest Software, Inc.+\++\++
                (Internet Software Services) .....    2,893,656
      44,100    Quintus Corporations+^
                (Internet Software Services) .....      131,716
      23,000    Redback Networks, Inc.+\++\++
                (Computer Communications) ........      942,281
       6,400    SBC Communications, Inc.
                (Major Telecommunications) .......      305,600
         575    SDL, Inc.+ (Semiconductors) ......       85,298
      90,000    Semtech Corporation+
                (Semiconductors) ...............      1,980,000
       4,300    Solectron Corporation+
                (Electronic Components) ..........      145,770
       5,600    Sprint Corporation (PCS Group)+
                (Wireless Telecommunications) ....      114,450
       6,400    Starbucks Corporation+
                (Restaurants) ....................      283,400
     112,000    Sun Microsystems, Inc.+\++\++
                (Computer Processing Hardware) ...    3,118,500
       2,400    SunGuard Data Systems, Inc.+
                (Financial Publishing/Services) ..      113,100
      18,000    Sycamore Networks, Inc.+
                (Telecommunications Equipment) ...      674,438
       3,200    Texas Instruments, Inc.
                (Semiconductors) .................      151,600
SHARES                                             VALUE (NOTE 1)

UNITED STATES - CONTINUED
      64,000    Univision Communications, Inc.+
                (Broadcasting) ................... $  2,620,000
      25,600    Verisign, Inc.+
                (Internet Software Services) .....    1,897,600
      41,100    Veritas Software Corporation+\++\++
                (Package Software) ...............    3,597,534
      65,100    Viacom, Inc., Class B+ (Media
                Conglomerates) ...................    3,043,425
     189,800    Vignette Corporation+
                (Internet Software Services) .....    3,446,056
      94,900    Weatherford International,
                Inc.+\++\++
                (Oilfield Services/Equipment) ....    4,484,025
      50,000    Xilinx, Inc.+ (Semiconductors) ...    2,315,625
                                                    -----------
                                                    105,687,623
VENEZUELA - 0.1%
       9,900    Compania Anonima Nacional
                Telefonos de Venezuela, ADR
                (Major Telecommunications) .......      187,481

TOTAL COMMON STOCKS
(Cost $165,926,935) ..............................  184,651,117
                                                    -----------
PREFERRED STOCK - 0.4%
BRAZIL - 0.4%
  89,700,000    Brasil Telecom S.A.
                (Major Telecommunications)
                (Cost $879,306)...................      763,140
                                                    -----------
PRINCIPAL AMOUNT

BONDS - 0.1%

NETHERLANDS - 0.1%
    $200,000    Elektrim Finance
                BV 3.750% due 07/02/04
                (Cost $158,651)...................      162,974
                                                    -----------

NUMBER OF RIGHTS
RIGHTS - 0.0%@

NETHERLANDS - 0.0%@
           1    Vedior N.V.
                (Cost $18)........................           12
                                                   ------------
TOTAL INVESTMENTS - 107.1%
(Cost $166,964,910*)..............................  185,577,243

TOTAL SHORT SALES - (30.2)%
(Proceeds $63,870,426)............................  (52,369,133)
                                                    -----------
OTHER ASSETS AND LIABILITIES - 23.1%
(Net) ............................................   40,092,935
                                                    -----------
NET ASSETS - 100.0% .............................. $173,301,045
                                                    ===========

    The accompanying notes are an integral part of these financial statements.

                                                       THE MONTGOMERY FUNDS
                                                      GLOBAL LONG-SHORT FUND
                                                     Schedule of Short Sales
                                                  December 31, 2000 (Unaudited)

   SHARES                                                         PROCEEDS   VALUE (NOTE 1)
SHORT SALES - 30.2%

             BRAZIL - 0.4%
    4,600    Aracruz Celulose S. A. de
             C.V., Sponsored ADR (Pulp & Paper) ................  $    63,393 $    68,713
   11,100    Brasil Telecom S.A., ADR
             (Major Telecommunications) ........................      856,197     654,900
                                                                  ----------- -----------
                                                                      919,590     723,613
                                                                  ----------- -----------
             CANADA - 1.3%
   80,200    QLT, Inc. (Biotechnology)..........................    5,524,445   2,250,612

             CHINA/HONGKONG - 0.3%
   42,000    Cheung Kong (Holdings) Ltd.
             (Real Estate Development)..........................      483,238     537,136

             FRANCE - 1.4%
   17,000    Carrefour S.A. (Food Retail).......................      977,039   1,067,807
   26,070    Societe Television Francaise (Broadcasting)........    1,360,733   1,407,430
                                                                  ----------- -----------
                                                                    2,337,772   2,475,237
                                                                  ----------- -----------
             GERMANY - 2.5%
   63,000    DaimlerChrysler AG (Motor Vehicles)................    3,891,475   2,673,602
   14,000    QS Communication AG
             (Specialty Telecommunications).....................       59,864      52,315
   40,000    T-Online International AG
             (Internet Software Services).......................    1,446,630     484,471
   20,000    Volkswagen AG (Motor Vehicles).....................      993,922   1,059,075
                                                                  ----------- -----------
                                                                    6,391,891   4,269,463
                                                                  ----------- -----------
             INDIA - 0.2%
   27,150    Videsh Sanchar Nigam Ltd.
             (Major Telecommunications).........................      308,133     339,375

             ITALY - 2.3%
  159,750    Mediolanum SpA (Life/Health Insurance).............    1,935,852   2,135,090
  772,000    Seat Pagine Gialle SpA
             (Commercial Printing/Forms)........................    2,951,305   1,778,003
                                                                  ----------- -----------
                                                                    4,887,157   3,913,093
                                                                  ----------- -----------
             JAPAN - 0.1%
    2,000    Denso Corporation (Auto Parts: O.E.M.).............       44,929      43,163
   12,000    Mitsubishi Estate Company Ltd.
             (Real Estate Development)..........................      137,986     127,916
                                                                  ----------- -----------
                                                                      182,915     171,079
                                                                  ----------- -----------
             MEXICO - 0.1%
   43,000    Nueva Grupo Mexico S.A.
             (Miscellaneous Commercial Service).................      115,535     129,727

   SHARES                                                         PROCEEDS   VALUE (NOTE 1)
             SINGAPORE - 0.1%
   46,000    Chartered Semiconductor Manufacturing Ltd.
             (Semiconductors)...................................  $   128,376 $   125,780

             SWEDEN - 3.1%
  213,500    Hennes & Mauritz AB
             (Apparel/Footwear Retail)..........................    5,249,965   3,301,663
  126,700    Skandia Forsakrings AB
             (Life/Health Insurance)............................    1,950,716   2,059,999
                                                                  ----------- -----------
                                                                    7,200,681   5,361,662
                                                                  ----------- -----------
             THAILAND - 0.1%
  300,000    Bangkok Bank Public Company Ltd. (Regional Banks)..      267,774     238,479

             UNITED KINGDOM - 1.4%
   18,700    Autonomy Corporation PLC (Package Software)........      789,015     532,952
  400,000    London Bridge Software Holdings PLC
             (Package Software).................................    3,703,471   1,972,741
                                                                  ----------- -----------
                                                                    4,492,486   2,505,693
                                                                  ----------- -----------

             UNITED STATES - 16.9%
    2,200    Akamai Technologies, Inc.
             (Internet Software Services).......................       42,899      46,406
   26,000    Amazon.com, Inc. (Internet Retail).................    1,990,153     403,812
    1,200    Apollo Group, Inc., Class A
             (Other Consumer Services)..........................       57,373      59,025
   95,400    Cintas Corporation
             (Miscellaneous Commercial Service).................    3,115,378   5,077,069
    2,400    Documentum, Inc.
             (Information Technology Services)..................      140,161     119,175
   39,400    eBay, Inc. (Other Consumer Services)...............    2,711,619   1,298,969
      700    Handspring, Inc. (Computer Processing Hardware)....       26,293      27,191
   66,500    Immunex Corporation (Biotechnology)................    2,451,494   2,703,640
   23,200    India Fund, Inc.
             (Investment Trusts/Mutual Funds)...................      326,529     281,300
   50,100    Inhale Therapeutic Systems, Inc.
             (Medical Specialties)..............................    1,082,653   2,506,566
   31,300    MCSi, Inc. (Computer Communications)...............      622,192     668,059
    2,300    Motorola, Inc. (Telecommunications Equipment)......       45,429      46,575
    1,000    Netegrity, Inc. (Internet Software Services).......       63,618      54,344
  110,000    Newell Rubbermaid, Inc. (Home Furnishings).........    3,187,567   2,502,500

    The accompanying notes are an integral part of these financial statements.

   THE MONTGOMERY FUNDS
  GLOBAL LONG-SHORT FUND
 Schedule of Short Sales
December 31, 2000 (Unaudited)

   SHARES                                                         PROCEEDS   VALUE (NOTE 1)
             UNITED STATES - CONTINUED
    1,200    Next Level Communications, Inc.
             (Telecommunications Equipment).....................  $    42,299 $    13,612
   44,900    Oracle Corporation (Package Software)..............    1,009,897   1,304,906
    1,500    Power-One, Inc. (Electrical Products)..............       64,685      59,016
    1,400    Rational Software Corporation (Package Software)...       55,648      54,469
   85,700    Starbucks Corporation (Restaurants)................    1,968,316   3,794,903
  123,300    Target Corporation (Discount Stores)...............    4,117,475   3,976,425
   78,000    Walt Disney Corporation (Media Congomerates).......    2,997,011   2,257,125
   67,300    Yahoo!, Inc. (Internet Software Services)..........    4,459,246   2,021,103
    4,700    Yankee Candle Company, Inc. (Consumer Sundries)....       52,498      51,994
                                                                  ----------- -----------
                                                                   30,630,433  29,328,184
                                                                  ----------- -----------
             TOTAL SHORT SALES                                    $63,870,426 $52,369,133
                                                                  =========== ===========


48

    The accompanying notes are an integral part of these financial statements.

                                                            THE MONTGOMERY FUNDS
                                                           GLOBAL COMMUNICATIONS
                                                                    FUND
                                                            Portfolio Highlights
                                                                (Unaudited)

INVESTMENT REVIEW

Q: HOW DID THE FUND PERFORM DURING THE SIX MONTHS ENDED DECEMBER 31, 2000?

A: The Fund underperformed its benchmark, the MSCI Telecommunications Index, returning -34.34%, versus -29.47% for the benchmark.

In recognition of its generally strong long-term risk-adjusted performance, however, the Fund was awarded an overall four-star rating by Morningstar for the one-year period ended December 31, 2000, among 4,164 domestic equity funds. The Fund also received five stars for the three-year period ended December 31, 2000, among 4,164 domestic equity funds, and three stars for the five-year period among 2,542 funds.*

Q: WHAT WAS THE COMMUNICATIONS MARKET ENVIRONMENT LIKE DURING THE SIX-MONTH PERIOD?

A: This has been the most challenging six months in the communications sector since the Fund's inception in 1993. Recovery periods in August, October and early December were followed by deeper declines. No segment of the telecom, media or technology market remained unaffected by the widespread volatility during the period. Even stocks of strong, well-managed companies suffered.

In the tech sector, semiconductor stocks plummeted. As supply outweighed the demands of a slowing economy, industry leaders Intel and Texas Instruments dropped 53% and 30%, respectively. High-profile announcements that PC sales, including holiday purchases, were far below expectations also affected the sector. Software stocks held relatively steady, favoring Web-based business-to-business products that aid companies in efficiency and cutting supply chain costs.

The telecom industry faced a challenging period on several fronts. After two years of impressive growth, telecom-services companies announced much slower capital expenditure growth for 2001. Large-cap European telecom-services firms incurred significant debt from recent acquisitions and from purchasing next-generation wireless license auctions as they invested for future growth. A difficult IPO environment limited their plans to cover these expenses through initial public offerings of their newly acquired subsidiaries, resulting in broad equity share declines. The long-distance market also declined severely, cutting stock prices of major U.S. players by half or more. Along with competitive price wars, losses came from decreased call volumes due to new competition from the Regional Bells (RBOCs) and wireless companies as well as from the growing popularity of e-mail.

Q: WHAT STRATEGY DID YOU PURSUE AGAINST THIS CHALLENGING BACKDROP?

A: We focused on adding and trimming long-term positions to increase performance, as market volatility provided opportunities to build positions in high-quality holdings that had been devalued. Given the environment, we reduced or eliminated stocks where there was less visibility and reinforced the Fund's positions in companies that we felt had strong business fundamentals. Relatively stable areas such as software helped support the Fund. We subsequently increased our exposure to this area, favoring companies outside the competition wars, such as Comverse Technology, which supplies software to wireless providers. In

----------------------------------------------------------------------
                          PORTFOLIO MANAGEMENT
----------------------------------------------------------------------

Oscar Castro, CFA............................ Senior Portfolio Manager
Stephen Parlett, CFA.........................        Portfolio Manager

----------------------------------------------------------------------
                            FUND PERFORMANCE
----------------------------------------------------------------------
      Average annual total returns for the period ended 12/31/00
----------------------------------------------------------------------
                   MONTGOMERY GLOBAL COMMUNICATIONS FUND

Since inception (6/1/93)....................................   16.97%
One year....................................................  (39.12)%
Five years..................................................   19.22%

----------------------------------------------------------------------
                     MSCI TELECOMMUNICATIONS INDEX

Since 5/31/93...............................................    9.78%
One year....................................................  (40.87)%
Five years..................................................   10.23%

----------------------------------------------------------------------

You cannot invest directly in an index.
Past performance is no guarantee of future results.
Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost.

EDGAR REPRESENTATION OF DATA POINTS USED IN A PRINTED GRAPHIC

GROWTH OF A $10,000 INVESTMENT

Global Communications
July ' 00           $47,448
Aug                 $48,914
Sept                $42,864
Oct                 $40,197
Nov                 $32,476
Dec                 $32,862

Index MSCI(1)
July ' 00           $26,342
Aug                 $24,716
Sept                $23,169
Oct                 $23,674
Nov                 $20,402
Dec                 $19,856

Index(Lipper)(2)
July ' 00           $45,016
Aug                 $48,032
Sept                $43,498
Oct                 $40,383
Nov                 $31,144
Dec                 $30,374

(1) The Morgan Stanley Capital International Telecommunications Index is a capitalization-weighted index comprising equity securities of communications companies in developed countries worldwide.

(2)  The Lipper Telecommunication Funds Average universe consists of 21 funds.

                         Call toll-free 800.572.FUND [3863]                  49

  THE MONTGOMERY FUNDS
 GLOBAL COMMUNICATIONS
          FUND
  Portfolio Highlights

December, Microsoft's devaluation gave us an opportunity to initiate a position in that company, which we believe remains strong and well managed. We expect to see Microsoft's stock improve as it heads into a new product cycle. We also increased our holding in KONAMI, the leading software provider for the new Sony Playstation 2.

In the third quarter, we continued to decrease the Fund's exposure to telecom-services providers in favor of telecom-equipment companies. Toward year-end, however, equipment demand declined in response to large infrastructure build-outs nearing completion. We are focusing our telecom-equipment exposure on companies that provide leading-edge broadband technology and are gaining a greater share of the spending by telecom carriers. In telecom services we focused on individual positions such as Korea Telecom, which trades at a discount and is rapidly growing in consumer broadband and wireless.

Competitive local exchange carriers (CLECs), which have been overfunded in the past two years, faced heavy selling pressure with tightened IPO and high-yield markets. We decreased our CLEC exposure, focusing on high-quality core holdings McLeodUSA and COLT Telecom and newly added Time Warner Telecom. We expect these strongly managed companies to see future opportunities, as they can acquire folding second-rate players that have half-built networks and low valuations.

Given the market's cyclical nature, we also reduced the Fund's semiconductor exposure and began to look for opportunities toward the end of the year where we believed the stock prices had bottomed. In December we built a position in Micron Technology, as we felt that DRAM chip prices had bottomed, creating a favorable risk/return relationship for the stock.

Q: WHAT ARE YOUR SHORT- AND LONG-TERM OUTLOOKS IN THIS AREA, GIVEN THE RECENT DOWNGRADE OF THE SECTOR?

A: We are expecting continued volatility through the first quarter of 2001. Structural issues will be near-term industry concerns, including the high capital burden of building and purchasing licenses for next-generation networks. Reduced expenditures by telecom-services companies are likely to continue to have an impact on telecom-equipment suppliers. As companies strive to be more cost-efficient, we expect growing dependence on business-to-business networking solutions. Our optimism extends to the optical, broadband and Ethernet arenas. In broadband we see tremendous long-term growth potential for long-haul data carriers, such as Global Crossing, particularly in the sub-sea cable networks that link continents.

Long-term growth appears on track, with strong wireless growth in China, Europe and the United States. We expect wireless data to take off, with Japan leading the way. Already, NTT DoCoMo is seeing a high percentage of its subscribers spending much of their wireless bills on data transmission. Growth potential remains high for such technologies, especially given current low penetration rates even in developed countries.

Through innovation, distinctions between the telecom and tech sectors are rapidly disappearing. Global interest and dependence on communications technology and innovation appear only to be increasing. Tightening competition like we are seeing in wireless and long-distance, however, should continue to weed out second-rate players throughout the sector, leaving large-scale, diversified businesses to reap the profits.

----------------------------------------------------------------------
                         TOP TEN HOLDINGS
----------------------------------------------------------------------
               (as a percentage of total net assets)

Alcatel S.A., ADR .............................................   4.0%
Cisco Systems, Inc. ...........................................   3.7%
Nokia Oyj......................................................   3.7%
Comverse Technology, Inc. .....................................   2.6%
Vodafone AirTouch PLC .........................................   2.4%
EMC Corporation................................................   2.2%
McLeodUSA, Inc., Class A ......................................   2.2%
VNU N.V........................................................   2.1%
Elisa Communications Oyj, Class A..............................   2.1%
KONAMI Company, Ltd............................................   2.0%

----------------------------------------------------------------------
                         TOP FIVE COUNTRIES
----------------------------------------------------------------------
               (as a percentage of total net assets)

United States .................................................  49.0%
France ........................................................   8.5%
Japan..........................................................   6.6%
Finland........................................................   5.8%
United Kingdom ................................................   5.2%

Portfolio holdings are subject to change and should not be considered a recommendation to buy individual securities.

There are also risks associated with investing in a fund of this type that invest in foreign securities, such as erratic market conditions, economic and political instability, and fluctuations in currency exchange rates.

Funds whose investments are concentrated in a specific industry, sector or geographic area may be subject to a higher degree of market risk than funds whose investments are diver-sified, and may not be suitable for all investors. In addition, technology securities tend to be relatively volatile as compared with other types of investments.

* Morningstar proprietary ratings on U.S.-domiciled funds reflect historical risk-adjusted performance as of 12/31/00. Ratings are subject to change monthly, and past performance is no guarantee of future results. Morningstar ratings on U.S.-domiciled funds are calculated from a fund's three-, five- and 10-year average annual returns (if applicable) in excess of 90-day Treasury bill returns with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day T-bill returns. The top 10% of the funds in a broad asset class receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. Ratings are for Class R shares only; other classes may vary.



50                      visit www.montgomeryfunds.com

                                                          THE MONTGOMERY FUNDS
                                                         GLOBAL COMMUNICATIONS
                                                                  FUND
                                                              Investments

PORTFOLIO INVESTMENTS
December 31, 2000 (Unaudited)


SHARES                                             VALUE (NOTE 1)
COMMON STOCKS - 89.7%

BERMUDA - 2.9%
                FLAG Telecom Holdings Ltd.+
     453,100    (Specialty Telecommunications) ... $  2,846,034
                Global Crossing Ltd.+
     341,515    (Specialty Telecommunications) ...    4,887,934
                                                    -----------
                                                      7,733,968

CANADA - 1.8%
     149,181    Nortel Networks Corporation
                (Telecommunications Equipment) ...    4,783,116

CHINA/HONG KONG - 1.5%
     744,000    China Mobile (Hong Kong) Ltd.+
                (Wireless Telecommunications) ....    4,063,541

FINLAND - 5.8%
     256,875    Elisa Communications Oyj, Class A
                (Major Telecommunications) .......    5,530,236
     223,140    Nokia Oyj+
                (Telecommunications Equipment) ...    9,951,506
                                                    -----------
                                                     15,481,742

FRANCE - 8.5%
     191,800    Alcatel S.A., ADR
                (Telecommunications Equipment) ...   10,728,812
      99,200    Equant N.V.+
                (Specialty Telecommunications) ...    2,593,908
     546,000    Gemplus International S.A.+
                (Electronic Equipment/Instruments)    4,870,057
      82,740    Societe Television Francaise
                (Broadcasting)....................    4,466,848
                                                    -----------
                                                     22,659,625

ISRAEL - 1.7%
      33,800    Check Point Software Technologies
                Ltd.+ (Package Software) .........    4,515,469

JAPAN - 6.6%
     219,000    Furukawa Electric Company Ltd.
                (The) (Electrical Products) ......    3,817,431
      10,300    Itochu Techno-Science Corporation
                (Information Technology Services)     1,907,007
      71,300    KONAMI Company Ltd.
                (Package Software) ...............    5,338,934
         554    NTT DoCoMo, Inc. (Major
                Telecommunications) ..............    3,983,766
      39,800    Sony Corporation
                (Electronics/Appliances) .........    2,747,226
                                                    -----------
                                                     17,794,364

SHARES                                            VALUE (NOTE 1)
KOREA - 1.7%
     147,500    Korea Telecom Corporation,
                Sponsored ADR (Major
                Telecommunications) ..............  $ 4,572,500

NETHERLANDS - 2.1%
     113,100    VNU N.V. (Publishing:
                Books/Magazines) .................    5,559,005

NORWAY - 1.4%
     838,000    Telenor A/S+
                (Major Telecommunications) .......    3,645,418

PORTUGAL - 1.5%
     365,405    Telecel-Comunicacoes Pessoais S.A.+
                (Wireless Telecommunications) ....    3,979,699

UNITED KINGDOM - 5.2%
      26,700    COLT Telecom Group PLC, ADR+
                (Specialty Telecommunications) ...    2,342,091
     219,378    Pearson PLC
                (Publishing: Books/Magazines) ....    5,229,374
   1,735,979    Vodafone AirTouch PLC
                (Wireless Telecommunications) ....    6,291,471
                                                    -----------
                                                     13,862,936

UNITED STATES - 49.0%
      62,800    Amdocs Ltd.+ (Data Processing
                Services) ........................    4,160,500
     133,100    America Online, Inc.+
                (Media Conglomerates) ............    4,631,880
      67,100    AT&T Canada, Inc.+
                (Specialty Telecommunications) ...    1,958,481
     186,600    AT&T Wireless Group+
                (Wireless Telecommunications) ....    3,230,513
     244,600    Atmel Corporation+
                (Semiconductors) .................    2,851,119
      41,200    CIENA Corporation+
                (Telecommunications Equipment) ...    3,352,650
     261,056    Cisco Systems, Inc.+
                (Computer Communications) ........    9,985,392
      64,000    Comverse Technology, Inc.
                (Telecommunications Equipment) ...    6,954,000
     109,800    Convergys Corporation
                (Miscellaneous Commercial Service)    4,975,312
      83,800    Corning, Inc.
                (Telecommunications Equipment) ...    4,425,688
     275,700    Dobson Communications Corporation+
                (Wireless Telecommunications) ....    4,032,113
      88,600    EMC Corporation+ (Computer
                Peripherals) .....................    5,891,900
      42,700    Enron Corporation (Oil & Gas
                Pipeline) ........................    3,549,438
     124,600    Extreme Networks, Inc.+
                (Computer Communications) ........    4,878,869
      94,600    i2 Technologies, Inc.+ (Package
                Software) ........................    5,140,919

                                                                              51

    The accompanying notes are an integral part of these financial statements.

    THE MONTGOMERY FUNDS
 GLOBAL COMMUNICATIONS FUND
        Investments

SHARES                                             VALUE (NOTE 1)
COMMON STOCKS - CONTINUED

UNITED STATES - CONTINUED
      50,400    International Business Machines    $  4,284,000
                Corporation (Computer Processing
                Hardware) ........................    3,524,134
     107,300    Level 3 Communications, Inc.+
                (Specialty Telecommunications) ...    5,777,125
     409,000    McLeodUSA, Inc., Class A+
                (Specialty Telecommunications) ...    3,004,284
      33,300    Mercury Interactive Corporation
                (Package Software)+ ..............    5,016,150
     141,300    Micron Technology, Inc.+
                (Semiconductors) .................    4,028,100
      92,800    Microsoft Corporation+
                (Package Software) ...............    3,901,455
     137,952    Palm, Inc.+
                (Computer Processing Hardware) ...    3,015,134
      36,700    Qualcomm, Inc.+
                (Telecommunications Equipment)
      70,800    Redback Networks, Inc.+
                (Computer Communications) ........    2,900,588
      54,500    SBC Communications, Inc.
                (Major Telecommunications) .......    2,602,375
     183,700    Sprint Corporation (PCS Group)+
                (Wireless Telecommunications) ....    3,754,369
     103,500    Texas Instruments, Inc.
                (Semiconductors) .................    4,903,312
      76,700    Time Warner Telecom, Inc., Class A+
                (Specialty Telecommunications) ...    4,863,259
      93,900    Verizon Communications
                (Major Telecommunications) .......    4,706,737
     169,872    WorldCom, Inc.+
                (Major Telecommunications) .......    2,388,825
     117,600    XO Communications, Inc., Class A+
                (Specialty Telecommunications) ...    2,098,425
                                                    -----------
                                                    130,787,046
TOTAL COMMON STOCKS
(Cost $282,778,150) ..............................  239,438,429
                                                    -----------

SHARES                                             VALUE (NOTE 1)
PREFERRED STOCK - 1.7%

GERMANY - 1.7%
     156,412    ProSieben Media AG (Broadcasting)
                (Cost $1,512,259) ................ $  4,655,294
                                                    -----------
TOTAL SECURITIES
(Cost $284,290,409) ..............................  244,093,723
                                                    -----------
PRINCIPAL AMOUNT
REPURCHASE AGREEMENT - 11.4%
$ 30,522,000    Agreement with Countrywide,
                Tri-Party 6.70%, dated 12/29/00,
                to be repurchased at $30,539,041
                on 01/02/01, collateralized by
                $31,132,440 market value of U.S.
                government and mortgage-backed
                securities, having various
                maturities and interest rates
                (Cost $30,522,000) ...............   30,522,000
                                                    -----------
TOTAL INVESTMENTS - 102.8%
(Cost $314,812,409*) .............................  274,615,723

OTHER ASSETS AND LIABILITIES - (2.8)%
(Net) ............................................   (7,575,087)
                                                    -----------
NET ASSETS - 100.0%                                $267,040,636
                                                   ============


52

    The accompanying notes are an integral part of these financial statements.

                                                            THE MONTGOMERY FUNDS
                                                           EMERGING MARKETS FUND
                                                            Portfolio Highlights
                                                                 (Unaudited)

INVESTMENT REVIEW

Q: HOW DID THE FUND PERFORM DURING THE SIX MONTHS ENDED DECEMBER 31, 2000?

A: The Fund returned -23.34% during the period, slightly outperforming its benchmark, the Morgan Stanley Capital International (MSCI) Emerging Markets Free Index, which returned -24.58%.


Q: WHAT FACTORS HAD THE GREATEST IMPACT ON THE FUND'S PERFORMANCE?

A: The six-month period was a difficult time, with all emerging markets falling except Israel. Against this challenging backdrop, we focused on identifying well-managed companies with strong cash-flow generation whose share prices did not adequately reflect the long-term fundamental values of their businesses. Our strategic over- and underweightings in certain markets and our stock selections helped minimize the effects of the slowdown.

Our decision to significantly overweight Brazil and Israel relative to the Fund's benchmark proved positive for performance. Brazil dropped only 12%, whereas Israel gained 6%. Our decision to underweight Taiwan and Korea was also advantageous. In Taiwan we managed to slightly outperform the benchmark, because our average exposure was 8%, versus 12% for the index. Taiwan's market dropped 43% during this period. Similarly, our underweight position in Korea helped relative performance, as that market dropped 47.6%.

The Fund also benefited from our stock selections in Hong Kong and Greece. In Hong Kong we focused primarily on banks and property companies. In Greece the decline in interest rates contributed to the outperformance of banking companies such as Alpha Credit Bank.

Our sector allocation also benefited the Fund. We had overweight positions in aerospace/defense and precious metals industries, which yielded excellent returns. Our exposure in aerospace/defense generated a 75% gain during the six-month period, versus the industry's average return of 27%. The Fund's precious metals holdings increased 47%, versus a 26% average gain in that sector.

In contrast, despite attractive valuations, the semiconductor industry proved to be a disappointment. Global technology industries experienced a pronounced decline in earnings expectations during the period. Samsung Electronics, for example, dropped 62%, Taiwan Semiconductor lost 49% and United
Microelectronics, another foundry in Taiwan, shed 48%.

China Mobile, a cellular provider in China, also fell 41% as investors worried about the effect of the introduction of calling party pays (CPP) technology. The Chinese government has since reversed its decision on CPP, ensuring for now that cell phone customers, rather than calls' originators, will continue to pay for receiving wireless calls.

----------------------------------------------------------------------
                        PORTFOLIO MANAGEMENT
----------------------------------------------------------------------

Josephine Jimenez, CFA........................   Sr. Portfolio Manager
Frank Chiang .................................       Portfolio Manager

----------------------------------------------------------------------
                          FUND PERFORMANCE
----------------------------------------------------------------------
      Average annual total returns for the period ended 12/31/00
----------------------------------------------------------------------
                    MONTGOMERY EMERGING MARKETS FUND

Since inception (3/1/92)...................................     0.41%
One year...................................................   (29.11)%
Five years.................................................    (4.93)%

----------------------------------------------------------------------
                    MSCI EMERGING MARKETS FREE INDEX

Since 3/1/92...............................................     1.96%
One year...................................................   (30.61)%
Five years.................................................   (4.17)%

----------------------------------------------------------------------

You cannot invest directly in an index.
Past performance is no guarantee of future results.
Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Fund performance presented is for Class R shares.

EDGAR REPRESENTATION OF DATA POINTS USED IN A PRINTED GRAPHIC

GROWTH OF A $10,000 INVESTMENT

Emerging Markets Fund
July ' 00           $12,797
Aug                 $13,348
Sept                $11,944
Oct                 $11,157
Nov                  $9,865
Dec                 $10,371

Index(MSCI)(1)
July ' 00           $14,439
Aug                 $14,510
Sept                $13,243
Oct                 $12,283
Nov                 $11,209
Dec                 $11,479

Index(Lipper)(2)

July ' 00           $14,253
Aug                 $14,548
Sept                $13,083
Oct                 $12,137
Nov                 $10,971
Dec                 $11,347

(1) The Morgan Stanley Capital International Emerging Markets Free Index is an unmanaged, capitalization-weighted composite index that covers individual securities within the equity markets of approximately 25 emerging markets countries.

(2) The Lipper Emerging Markets Funds Average universe consists of six funds.

                       Call toll-free 800.572.FUND [3863]                  53

   THE MONTGOMERY FUNDS
  EMERGING MARKETS FUND
   Portfolio Highlights
       (Unaudited)

Q: WHERE DO YOU BELIEVE THE BEST OPPORTUNITIES IN THE EMERGING MARKETS WILL LIKELY BE IN THE COMING YEAR?

A: The recent series of weak economic data indicates that we may experience a sustained global economic slowdown in 2001. We are therefore overweighting the markets that we like from a top-down perspective. These include China/Hong Kong, India, Thailand, Russia, Poland, Brazil and Mexico.

We expect China's pending WTO membership to benefit Chinese companies. In Hong Kong the recent decline in U.S. interest rates should be a positive for our property and banking exposures in that market. We like the India market because of its stock valuations and the defensive nature of its economy. India's domestic orientation, with little reliance on exports, will help shield it from a sustained global economic slowdown. In Thailand we have been emphasizing Siam Commercial Bank, because we believe it is undervalued. We expect that the problem loans in Thailand's banking sector have reached bottom and that Siam Commercial Bank will benefit from strong loan growth, because it is a lender to a power company with expanding operations.

In emerging Europe our emphasis is on large-cap Polish companies that stand to benefit from a declining interest-rate environment, as we look for interest rates to drop about 300 basis points in Poland this year. We also continue to see some encouraging trends developing in Russia, where we are overweighted on the basis of stock valuation. Despite a recent decline, prices for Russia's major export - crude oil - have risen overall. This increase has helped Russia's macroeconomic conditions, improving its foreign-reserve position, helping stabilize its currency and spurring economic activity.

We find Brazil and Mexico to be the most attractive markets in Latin America and have continued to overweight them versus the Fund's benchmark. We like Brazil on expectations of its continued decline in real interest rates and the opportunity for finding undervalued stocks. We also favor Mexico, even though it could be affected by the possible slowdown in the U.S. economy because of its exports. We believe that its domestically oriented companies such as banks and domestic consumer companies present attractive investment opportunities.

In summary, on a country allocation basis we are underweighted in Asia, overweighted in Latin America and fairly market-neutral in emerging Europe and Africa. Our sector exposure is neutral in technology and finance, slightly overweighted in paper and energy, and overweighted in materials and processing (due to our positive stance on aluminum). Looking forward we remain confident about the prospects for the emerging markets, in spite of recent volatility and a global economic slowdown. We will continue to seek out undervalued stocks in the emerging markets that offer strong long-term return potential.

----------------------------------------------------------------------
                           TOP TEN HOLDINGS
----------------------------------------------------------------------
                 (as a percentage of total net assets)

Alpha Credit Bank...............................................  3.4%
Telefonos de Mexico S.A., ADR, Series L ........................  3.1%
Reliance Industries Ltd. .......................................  2.9%
Petroleo Brasileiro S.A.........................................  2.9%
Grupo Financiero Banamex Accival S.A. de C.V.,
Series B-Banacci................................................  2.8%
Check Point Software Technologies Ltd...........................  2.6%
Fomento Economico Mexicano S.A. de C.V., Sponsored ADR..........  2.5%
Mobile Telesystems, Sponsored ADR...............................  2.5%
Uniao de Bancos Brasileiros S.A., Sponsored GDR ................  2.4%
United Microelectronics Corporation Ltd. .......................  2.2%

----------------------------------------------------------------------
                             TOP FIVE COUNTRIES
----------------------------------------------------------------------
                   (as a percentage of total net assets)

Brazil ......................................................... 18.6%
Mexico ......................................................... 14.2%
India ..........................................................  9.7%
China/Hong Kong ................................................  9.5%
Korea ..........................................................  6.9%

Portfolio holdings are subject to change and should not be considered a recommendation to buy individual securities.

There are risks associated with investing in a fund of this type that invests in securities of foreign countries, such as erratic market conditions, economic and political instability, and fluctuations in currency exchange rates.

54                      visit www.montgomeryfunds.com

                                                            THE MONTGOMERY FUNDS
                                                           EMERGING MARKETS FUND
                                                                 Investments

PORTFOLIO INVESTMENTS
December 31, 2000 (Unaudited)

SHARES                                                        VALUE (NOTE 1)
COMMON STOCKS - 93.3%

ARGENTINA - 1.6%
      99,700  Grupo Financiero Galicia S.A.,
              ADR+ (Regional Banks) .......................   $  1,489,269
     100,800  Perez Companc S.A., Sponsored ADR+
              (Oil & Gas Production) ......................      1,575,000
                                                              ------------
                                                                 3,064,269

BRAZIL - 14.1%
      79,700  Aracruz Celulose S.A., Sponsored
              ADR (Pulp & Paper)...........................      1,190,519
  51,500,000  Companhia Siderurgica Nacional
              (Metal Fabrication)..........................      1,640,077
     132,400  Embratel Participacoes, ADR
              (Specialty Telecommunications)...............      2,077,025
      91,700  Empresa Bras de Aeronautica S.A.,
              Sponsored ADR (Aerospace/Defense)............      3,645,075
      81,700  Pao de Acucar, ADR (Food Retail) ............      2,982,050
     220,000  Petroleo Brasileiro S.A. (Integrated Oil)....      5,471,795
      51,100  Tele Celular Sul Participacoes
              S.A. (Wireless Telecommunications)...........      1,334,987
     231,300  Tele Centro Oeste Celular
              Participacoes S.A., ADR (Wireless
              Telecommunications)..........................      2,240,719
      49,200  Telesp Celular Participacoes
              S.A., ADR (Wireless
              Telecommunications)..........................      1,328,400
     154,800  Uniao de Bancos Brasileiros S.A.,
              Sponsored GDR (Regional Banks)...............      4,556,925
                                                              ------------
                                                                26,467,572

CHINA/HONG KONG - 9.5%
   3,904,000  China Merchants Holdings
              International Company Ltd.
              (Industrial Specialties).....................      2,828,006
     141,300  China Mobile (Hong Kong) Ltd.,
              ADR+ (Wireless Telecommunications)...........      3,832,763
   1,140,000  China Unicom Ltd.+ (Major
              Telecommunications)..........................      1,746,606
     346,000  HongKong Land Holdings Ltd. (Real
              Estate Development)..........................        768,120
     175,200  HSBC Holdings PLC
              (Financial Conglomerates)....................      2,594,407
   8,845,000  PetroChina Company Ltd., Class H
              (Integrated Oil).............................      1,474,223
     210,000  Sun Hung Kai Properties Ltd.
              (Real Estate Development)....................      2,093,350
     364,000  Swire Pacific Ltd., Class A
              (Industrial Conglomerates)...................      2,625,101
                                                              ------------
                                                                17,962,576

CZECH REPUBLIC - 2.3%
      60,130  Ceske Radiokomunikace, GDR+
              (Specialty Telecommunications)...............      2,029,387

SHARES                                                        VALUE (NOTE 1)
CZECH REPUBLIC - CONTINUED
      97,800  Komercni Banka A.S.+ (Regional
              Banks).......................................   $  2,352,305
                                                              ------------
                                                                 4,381,692

EGYPT - 1.2%
     169,300  Al-Ahram Beverages Company, GDR+
              (Beverages: Alcoholic).......................      2,179,738

GREECE - 4.5%
     185,854  Alpha Credit Bank (Regional Banks)...........      6,425,708
     249,500  Cosmote S.A.+ (Wireless
              Telecommunications)..........................      2,034,546
                                                              ------------
                                                                 8,460,254

HUNGARY - 0.3%
     138,400  Magyar Tavkozlesi Rt.
              (Major Telecommunications)...................        575,654

INDIA - 9.7%
       1,000  Cummins India Ltd.+ (Auto Parts:
              O.E.M.)......................................          1,791
     241,295  Hindalco Industries Ltd.\++
              (Aluminum)...................................      3,813,526
     634,155  Hindustan Lever Ltd.
              (Household/Personal Care)....................      2,803,297
      28,245  Infosys Technologies Ltd.\++
              (Package Software)...........................      3,452,298
      19,720  NIIT Ltd.+ (Package Software).................        671,823
     111,200  Ranbaxy Laboratories Ltd.
              (Pharmaceuticals: Other).....................      1,601,299
     754,490  Reliance Industries Ltd.
              (Chemicals: Specialty).......................      5,479,265
         150  State Bank of India (Major Banks)............            618
          10  Tata Engineering & Locomotive
              Company Ltd. (Motor Vehicles)................             19
       9,300  Wipro Ltd., ADR+ (Information
              Technology Services).........................        466,163
                                                              ------------
                                                                18,290,099

INDONESIA - 0.4%
   3,750,000  PT Telekomunikasi Indonesia+
              (Specialty Telecommunications)...............        794,574

ISRAEL - 3.9%
     205,650  Bezeq Israeli Telecommunication
              Corporation Ltd. (Major
              Telecommunications)..........................      1,103,649
      37,300  Check Point Software Technologies
              Ltd.+ (Package Software).....................      4,983,047
      34,050  Orbotech Ltd.+ (Electronic
              Production Equipment)........................      1,269,426
                                                              ------------
                                                                 7,356,122

KOREA - 6.9%
     140,810  Kookmin Bank (Major Banks)...................      1,658,553

    The accompanying notes are an integral part of these financial statements.

THE MONTGOMERY FUNDS
EMERGING MARKETS FUND
    Investments



SHARES                                                        VALUE (NOTE 1)
COMMON STOCKS - CONTINUED

KOREA - CONTINUED
     161,780  Korea Electric Power Corporation
              (Electric Utilities).........................   $  3,018,188
     245,000  Korea Electric Power Corporation,
              ADR (Electric Utilities).....................      2,511,250
      19,585  Korea Telecom Corporation (Major
              Telecommunications)..........................      1,037,308
      57,800  Pohang Iron & Steel Company,
              Sponsored ADR (Steel)........................        899,512
      31,559  Samsung Electronics (Electronic
              Equipment/Instruments).......................      3,941,757
                                                              ------------
                                                                13,066,568

MALAYSIA - 0.8%
     884,000  Resorts World Berhad
              (Hotels/Resorts/CruiseLines).................      1,407,421

MEXICO - 14.2%
     239,000  Apasco S.A. de C.V. (Construction
              Materials)...................................      1,106,424
      60,400  Cemex S.A. de C.V., Sponsored ADR
              (Construction Materials).....................      1,090,975
   1,359,000  Controladora Comercial Mexicana
              S.A. de C.V. (Department Stores).............      1,343,095
     256,769  Corporacion Interamericana de
              Entretenimento S.A., Series B+
              (Advertising/Marketing Services).............      1,055,124
     160,200  Fomento Economico Mexicano S.A.
              de C.V., Sponsored ADR
              (Beverages: Non-Alcoholic)...................      4,785,975
   3,239,000  Grupo Financiero Banamex Accival
              S.A. de C.V., Series-B Banacci+
              (Regional Banks).............................      5,323,922
      47,800  Grupo Televisa S.A., GDR+
              (Broadcasting)...............................      2,148,012
     128,480  Telefonos de Mexico S.A., ADR,
              (Major Telecommunications)...................      5,797,660
   2,082,000  Wal-Mart de Mexico S.A. de C.V.+
              (Specialty Stores)...........................      4,136,926
                                                              ------------
                                                                26,788,113

PAKISTAN - 0.0%@
         514  Engro Chemical Pakistan
              (Chemicals: Agricultural)....................            610

PERU - 0.7%
      90,000  Compania de Minas Buenaventura
              S.A., ADR (Precious Metals)..................      1,305,000
           1  Ferreyros Enrique S.A., ADR+
              (Construction /Agriculture
              Equipment/Trucks)............................             --
                                                              ------------
                                                                 1,305,000

POLAND - 2.3%
     115,500  Elektrim Spolka Akcyjna S.A.+
              (Wholesale Distributors).....................      1,414,229
     118,300  KGHM Polska Miedz S.A.+ (Other
              Metals/Minerals).............................        738,570

SHARES                                                        VALUE (NOTE 1)
POLAND - CONTINUED
     328,600  Telekomunikacja Polska S.A.
              (Major Telecommunications)...................   $  2,194,642
                                                              ------------
                                                                 4,347,441

RUSSIA - 3.5%
      50,700  Lukoil Holding Company, Sponsored
              ADR^ (Integrated Oil)........................      1,825,200
     198,700  Mobile Telesystems, Sponsored ADR+
              (Wireless Telecommunications)................      4,768,800
                                                              ------------
                                                                 6,594,000

SOUTH AFRICA - 6.8%
   1,909,900  African Bank Investments Ltd.+
              (Regional Banks).............................      1,350,332
      89,600  Anglo American Platinum Corporation Ltd.
              (Precious Metals)............................      4,182,202
     281,300  Billiton PLC (Aluminum)......................      1,059,475
      53,600  Impala Platinum Holdings Ltd.
              (Precious Metals)............................      2,731,355
           1  Liberty Life Association of Africa Ltd.
              (Life/Health Insurance)......................              9
      18,970  Pepsi International Bottlers+(a)
              (Beverages: Non-Alcoholic)...................         80,623
     171,700  Sappi Ltd. (Pulp & Paper)....................      1,227,563
     322,236  Sasol Ltd. (Coal)............................      2,084,505
                                                              ------------
                                                                12,716,064

TAIWAN - 6.0%
     925,000  Cathay Life Insurance Company
              Ltd. (Life/Health Insurance).................      1,619,867
   1,473,310  Taiwan Semiconductor Manufacturing Company
              Ltd.+ (Electronic Production Equipment)......      3,536,478
   2,904,600  United Microelectronics
              Corporation Ltd. (Semiconductors)............      4,218,335
   4,718,000  Yang Ming Marine Transport
              (Marine Shipping)............................      1,944,466
                                                              ------------
                                                                11,319,146

THAILAND - 1.0%
     108,200  Advanced Info Service Public Company Ltd.+
              (Wireless Telecommunications)................      1,047,097
     403,200  Hana Microelectronics Public Company Ltd.+
              (Electronic Components)......................        826,838
                                                              ------------
                                                                 1,873,935

TURKEY - 3.2%
  39,216,000  Arcelik A.S. (Electronics/Appliances)........        672,809
   9,900,000  Migros Turk T.A.S. (Food Retail).............      1,270,178
 776,210,890  Yapi Ve Kredi Bankasi S.A.+
              (Regional Banks).............................      3,995,118
                                                              ------------
                                                                 5,938,105

UNITED KINGDOM - 0.0%@
           1  Liberty International PLC
              (Finance/Rental/Leasing).....................              7

    The accompanying notes are an integral part of these financial statements.

                                                            THE MONTGOMERY FUNDS
                                                           EMERGING MARKETS FUND
                                                                 Investments

SHARES                                                        VALUE (NOTE 1)
COMMON STOCKS - CONTINUED

VENEZUELA - 0.4%
      42,900  Compania Anonima Nacional
              Telefonos de Venezuela ADR (Major
              Telecommunications)..........................   $    812,419

TOTAL COMMON STOCKS
(Cost $196,613,336)........................................    175,701,379
                                                              ------------

PREFERRED STOCKS - 6.1%
BRAZIL - 4.5%
   2,477,000  Itausa Investimentos Itau S.A.
              (Industrial Conglomerates)...................      2,451,595
 183,543,580  Tele Norte Leste Participacoes
              S.A. (Specialty Telecommunications)..........      3,953,246
   4,156,835  Telecomunicacoes de Ceana S.A.
              (Wireless Telecommunications)................        490,293
      61,800  Vale do Rio Doce, Series A+ (Other
              Metals/Minerals).............................      1,504,751
     487,888  Vale do Rio Doce, Series B+ (Other
              Metals/Minerals).............................              3
                                                              ------------
                                                                 8,399,888

THAILAND - 1.6%
   6,039,000  Siam Commercial Bank Public
              Company Ltd.+ (Regional Banks)................      2,991,670

TOTAL PREFERRED STOCKS
(Cost $11,068,748).........................................     11,391,558
                                                              ------------

MONEY MARKET FUND - 0.0%@
          19  Chase Vista Federal Money Market Fund
              (Cost $19)...................................            19

TOTAL SECURITIES
(Cost $207,682,103)........................................    187,092,956
                                                              ------------

PRINCIPAL
AMOUNT                                                        VALUE (NOTE 1)
REPURCHASE AGREEMENT - 1.1%
  $2,146,000  Agreement with  Countrywide,
              Tri-Party, 6.70% dated 12/29/00
              to be repurchased at $2,147,198
              on 01/02/01, collateralized by
              $2,188,920 market value of U.S.
              government and morgage-backed
              securities, having various
              maturities and interest rates
              (Cost $2,146,000)............................   $  2,146,000
                                                              ------------
TOTAL INVESTMENTS - 100.5%
(Cost $209,828,103*).......................................    189,238,956

OTHER ASSETS AND LIABILITIES - (0.5%)
(Net)......................................................       (931,359)
                                                              ------------
NET ASSETS - 100.0%........................................   $188,307,597
                                                              ============

                                                                             57

    The accompanying notes are an integral part of these financial statements.

THE MONTGOMERY FUNDS
  EMERGING MARKETS
    20 PORTFOLIO
Portfolio Highlights
     (Unaudited)


INVESTMENT REVIEW

Q: HOW DID THE PORTFOLIO PERFORM DURING THE SIX MONTHS ENDED DECEMBER 31, 2000?

A: The Portfolio returned -15.08% for the period, outperforming its benchmark, the Morgan Stanley Capital International (MSCI) Emerging Markets Free Index, which returned -24.58%.

As the Portfolio celebrated its three-year anniversary, it was awarded an overall four-star rating by Morningstar for the period ended December 31, 2000, among 1,281 international equity funds.*

Q: WHAT WAS THE EMERGING MARKETS ENVIRONMENT LIKE IN THE SIX-MONTH PERIOD?

A: The period was volatile, subject to the vagaries of the Nasdaq. Aside from Israel all emerging markets posted negative returns. The same factors that triggered declines in the third quarter continued to affect the fourth: the high price of crude oil, the threat of an economic slowdown in the United States and earnings disappointments from the technology sector. The Asian markets, where technology represents about 50% of the Korean and Taiwanese MSCI constituents, were the most affected. Downward earnings revisions in technology exacerbated the difficult share price environment. The strong U.S. dollar also affected these markets, reducing returns in dollar terms.

Q: WHAT STRATEGY DID YOU PURSUE AGAINST THIS CHALLENGING BACKDROP?

A: We focused on identifying well-managed companies with strong cash-flow generation whose share prices did not adequately reflect the long-term fundamental values of their businesses. Our strategic over- and underweightings in certain markets and our stock selections helped minimize the effects of the slowdown.

We focused our investments in Latin America, a region that is less dependent on technology exports. The tech sell-off, however, spread into other sectors as well, including telecommunications. This affected Brazil, where telecom represents a major portion of the market. Although the Brazilian market fell by 12% during the period, we are happy to report that our holdings there rose by 2% because of excellent stock selection, including Empresa Bras de Aeronautica, an aircraft manufacturer. Performance was aided by concentrating holdings in the most undervalued large-cap companies in the most attractive countries. By focusing on large-caps, we were able to move swiftly when opportunities arose.

Q: WHAT THEMES DO YOU SEE DEVELOPING IN THE EMERGING MARKETS IN 2001?

A: As an asset class, the emerging markets are extremely undervalued. The benchmark index is 15% below where it was at year end 1997. Share valuations do not fully reflect companies' underlying earnings and cash-flow potential. In addition, unlike the slowdown expected in the developed economies, emerging markets countries are expected to post economic growth in 2001.


--------------------------------------------------
            PORTFOLIO MANAGEMENT
--------------------------------------------------

Josephine Jimenez, CFA ..... Sr. Portfolio Manager

--------------------------------------------------
              PORTFOLIO PERFORMANCE
--------------------------------------------------
          Average annual total returns
          for the period ended 12/31/00
--------------------------------------------------
         MONTGOMERY EMERGING MARKETS 20
                   PORTFOLIO

Since inception (12/31/97) ...............  13.40%
One year ................................. (17.23)%
Three years ..............................  13.70%

--------------------------------------------------
        MSCI EMERGING MARKETS FREE INDEX

Since 12/31/97 ..........................  (4.83)%
One year ................................ (30.61)%
Three years .............................  (4.83)%
--------------------------------------------------

You cannot invest directly in an index.
Past performance is no guarantee of future results.
Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Fund performance presented is for Class R shares.


EDGAR REPRESENTATION OF DATA POINTS USED IN A PRINTED GRAPHIC

GROWTH OF A $10,000 INVESTMENT

Montgomery Emerging Markets 20 Portfolio
July ' 00          $15,664
Aug                $16,615
Sept               $15,252
Oct                $14,606
Nov                $13,195
Dec                $13,810

Index (MCSI)(1)
July ' 00          $11,766
Aug                $11,824
Sept               $10,792
Oct                $10,009
Nov                 $9,134
Dec                 $9,355

Index (Lipper)(2)
July ' 00          $10,897
Aug                $11,123
Sept               $10,002
Oct                 $9,279
Nov                 $8,388
Dec                 $8,675

(1) The Morgan Stanley Capital International Emerging Markets Free Index is an unmanaged, capitalization-weighted composite index that covers individual securities within the equity markets of approximately 25 emerging markets countries.

(2) The Lipper Emerging Markets Funds Average universe consists of 210 funds.



58                     Call toll-free 800.572.FUND [3863]

                                                           THE MONTGOMERY FUNDS
                                                             EMERGING MARKETS
                                                               20 PORTFOLIO
                                                           Portfolio Highlights
                                                               (Unaudited)

We are convinced that stocks in the large-cap emerging markets will perform well in the coming year. Share prices have become very inexpensive, and we expect that the asset class will regain investment popularity. With that in mind, we will be adding to what we believe are the most attractive large-cap stocks in Taiwan and Korea. We continue to like the logic chip manufacturers in Taiwan and are maintaining an overweight exposure in that sector. We are also reinvesting in the Philippine market, which we have avoided for more than two years. Share prices there have become inexpensive in dollar terms, and recent political developments indicate that it could be a more favorable investment climate.

In Latin America, which is less dependent than Asia on technology exports, we favor Brazil, where we find many undervalued companies. The Brazilian economy is benefiting from a continued decline in interest rates. Whereas Mexico is exposed to a possible slowdown in the U.S. economy, given the nature of Brazil's export profile banks and domestic consumer companies there present attractive investment opportunities. In Europe we favor Russia on the basis of stock valuation; and if oil prices increase as lower interest rates stimulate global economies, the Russian economy would benefit.

In summary, although we have taken a defensive posture to reduce exposure to economies that could be affected by a slowdown in the U.S. during the first half of the year, we believe that growth will resume in the second half as interest rates decline. We have positioned the Portfolio's investments in interest rate-sensitive stocks and have selectively maintained our exposure to the tech and telecom sectors. We are optimistic about performance in the coming year because of a strong relative economic growth outlook, declining interest rates and the fact that attractive valuations should support a much delayed stock market recovery. We will continue to seek out undervalued stocks in the emerging markets that offer strong long-term return potential.

--------------------------------------------
              TOP TEN HOLDINGS
--------------------------------------------
   (as a percentage of total net assets)

Empresa Bras de Aeronautica
S.A., Sponsored ADR ................... 6.5%
Grupo Financiero Banamex Accival
S.A. de C.V., Series B-Banacci .......  5.6%
Siam Commercial Bank Public
Company Ltd.  ........................  5.6%
Impala Platinum Holdings Ltd. ........  5.5%
Reliance Industries Ltd.,
Sponsored GDR ........................  5.3%
Elektrim Spolka Akcyjna S.A. .........  5.1%
Hindalco Industries Ltd.,
Sponsored GDR ........................  4.9%
Petroleo Brasileiro S.A ..............  4.9%
Mobile Telesystems, Sponsored
ADR ..................................  4.8%
Sasol Ltd. ...........................  4.6%

--------------------------------------------
            TOP FIVE COUNTRIES
--------------------------------------------
   (as a percentage of total net assets)

Brazil ..............................  21.9%
India ...............................  15.6%
Mexico ..............................  15.4%
South Africa ........................  10.1%
Poland ..............................   9.1%

Because the Emerging Markets 20 Portfolio concentrates its assets in relatively few holdings (generally 20 to 30), shareholders may be exposed to greater risks than with more-diversified funds.

Portfolio holdings are subject to change and should not be considered a recommendation to buy individual securities.

There are risks associated with investing in a fund of this type that invests in securities of foreign countries, such as erratic market conditions, economic and political instability, and fluctuations in currency exchange rates.

* Morningstar proprietary ratings on U.S.-domiciled funds reflect historical risk-adjusted performance as of 12/31/00. Ratings are subject to change monthly, and past performance is no guarantee of future results. Morningstar ratings on U.S.-domiciled funds are calculated from a fund's three-, five- and 10-year average annual returns (if applicable) in excess of 90-day Treasury bill returns with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day T-bill returns. The top 10% of the funds in a broad asset class receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. Ratings are for Class R shares only; other classes may vary.

                      visit www.montgomeryfunds.com                          59

THE MONTGOMERY FUNDS
  EMERGING MARKETS
    20 PORTFOLIO
    Investments

PORTFOLIO INVESTMENTS
December 31, 2000 (Unaudited)

SHARES                                              VALUE (NOTE 1)

COMMON STOCKS - 86.2%
BRAZIL - 18.7%
        6,300  Empresa Bras de Aeronautica S.A.,
               Sponsored ADR (Aerospace/Defense) .. $   365,700
        6,300  Pao de Acucar ADR (Food Retail) ....     229,950
       11,060  Petroleo Brasileiro S.A
               (Integrated Oil) ...................     275,082
       18,300  Tele Centro Oeste Celular
               Participacoes S.A., ADR
               (Wireless Telecommunications) ......     177,281
                                                      ---------
                                                      1,048,013
GREECE - 4.2%
        6,780  Alpha Credit Bank (Regional
               Banks) .............................     234,412
INDIA - 15.6%
       15,160  Hindalco Industries Ltd., Sponsored
               GDR (Aluminum) ....................      275,533
        1,500  Infosys Technologies Ltd., Sponsored
               ADR (Package Software) .............     138,094
        9,940  Ranbaxy Laboratories Ltd., Sponsored
               Sponsored GDR (Pharmaceuticals:
               Other) .............................     161,525
       18,170  Reliance Industries Ltd., Sponsored
               GDR (Textiles) .....................     298,442
                                                      ---------
                                                        873,594
ISRAEL - 4.0%
        1,700  Check Point Software Technologies
               Ltd.+ (Package Software) ...........      227,109
MEXICO - 15.4%
        5,600  Fomento Economico Mexicano S.A. de
               C.V., Sponsored ADR (Regional
               Banks) .............................     167,300
      192,000  Grupo Financiero Banamex Accival
               S.A. de C.V., Series B-Banacci+
               (Regional Banks) ...................     315,589
        4,400  Telefonos de Mexico S.A., ADR
               (Major Telecommunications) .........     198,550
       93,000  Wal-Mart de Mexico S.A. de C.V.+
               (Specialty Stores) .................     184,791
                                                      ---------
                                                        866,230
POLAND - 9.1%
       23,600  Elektrim Spolka Akcyjna S.A.+
               (Wholesale Distributors) ...........     288,968
       36,000  KGHM Polska Miedz S.A. +
               (Other Metals/Minerals) ............     224,755
                                                      ---------
                                                        513,723
RUSSIA - 4.8%
       11,300  Mobile Telesystems, Sponsored ADR+
               (Wireless Telecommunications) ......     271,200

SOUTH AFRICA - 10.1%
        6,300  Impala Platinum Holdings Ltd.
               (Precious Metals) ..................     308,296
       40,400  Sasol Ltd. (Coal)                        261,343
                                                      ---------
                                                        569,639
SHARES                                              VALUE (NOTE 1)

TURKEY - 4.3%
   47,083,000  Yapi Ve Kredi Bankasi S.A.+
               (Regional Banks) ...................     $242,334
TOTAL COMMON STOCKS
(Cost $4,730,969) .................................    4,846,254
                                                       ---------
PREFERRED STOCKS - 8.8%
BRAZIL - 3.2%
    1,900,000  Banco Itau S.A. (Regional Banks)....     180,256
THAILAND - 5.6%
      630,000  Siam Commercial Bank Public
               Company Ltd.+ (Regional Banks) .....     312,097

TOTAL PREFERRED STOCKS
(Cost $474,685) ...................................     492,353
                                                      ---------
MONEY MARKET FUND - 1.5%
       84,760  Chase Vista Federal Money Market
               Fund
               (Cost $84,760) .....................      84,760
                                                      ---------
TOTAL SECURITIES
(Cost $5,290,414) .................................   5,423,367
                                                      ---------
PRINCIPAL AMOUNT
REPURCHASE AGREEMENTS - 16.2%
   $  456,500  Agreement with Countrywide,
               Tri-Party, 6.70% dated 12/29/00, to
               be repurchased at $456,755 on
               01/02/01, collateralized by $465,630
               market value of U.S.government and
               mortgage-backed securities, having
               various maturities and interest
               rates ..............................     456,500
      456,500  Agreement with Merrill Lynch,
               Tri-Party, 6.70% dated 12/29/00,
               to be repurchased at $456,755 on
               01/02/01, collateralized by
               $465,630 market value of U.S.
               government and mortage-backed
               securities, having various
               maturities and interest rates ......     456,500

TOTAL REPURCHASE AGREEMENTS
(Cost $913,000) ...................................     913,000
                                                      ---------
TOTAL INVESTMENTS - 112.7%
(Cost $6,203,414*) ................................   6,336,367
                                                      ---------
OTHER ASSETS AND LIABILITIES - (12.7)%
(Net) .............................................   (714,614)
                                                      ---------
NET ASSETS - 100.0% ............................... $ 5,621,753
                                                      =========

60

   The accompanying notes are an integral part of these financial statements.

                                                     THE MONTGOMERY FUNDS
                                                      EMERGING ASIA FUND
                                                     Portfolio Highlights
                                                          (Unaudited)

INVESTMENT REVIEW

Q: HOW DID THE FUND PERFORM DURING THE SIX MONTHS ENDED DECEMBER 31, 2000?

A: Relative to the benchmark, the Morgan Stanley Capital International (MSCI) All- Country Asia Free (ex-Japan) Index, the Fund outperformed during the second half of 2000. Through December 31, the Fund was down -21.13%, compared with -25.61% for the benchmark.

Q: WHAT MAIN FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE?

A: Three tough macroeconomic factors negatively affected markets in the region during the past six months: global concern about the slowdown in technology, the sharp increase in oil prices and worries about the slowing of the U.S. economy.

Major producers in Asia of technology products for global markets are Taiwan and South Korea, which represent 40% of the index. The slowdown in the tech sector is having a significant effect on technology manufacturers and exporters in those two countries. DRAM chip prices have been halved since the beginning of 2000, and we expect further downward pressure on DRAM prices as supply builds and demand eases.

Higher oil prices are negative for Asia as whole, except for Indonesia and, to a lesser extent, Malaysia. High oil prices reduce the trade surplus, which these countries enjoyed during 1998 and 1999, renewing pressure on their foreign exchange rates. The third macro issue was the potential for reduced exports to their primary market, the United States, due to the slowing U.S. economy. With higher oil prices and a slowing U.S. market, the trade surplus is narrowing and foreign exchange rates are under pressure to devalue.

Fortunately, these macroeconomic events do not affect all parts of the region equally. The two larger economies of Asia - India and China/Hong Kong - for example, are somewhat insulated from the worldwide technology slowdown. Relatively strong domestic consumption continues in China and India, and government investments in infrastructure developments remain high. Both countries are working to improve their domestic economies, each with its own approach; while China is stressing exports, India is focused on its domestic economy.

The two worst-performing markets in the region over the past six months were the Philippines and Indonesia. Both are beset by political problems that are dampening prospects for economic recovery in those markets.

Q: GIVEN THE VOLATILITY IN ASIA, HOW HAVE YOU POSITIONED THE FUND FOR THE
FUTURE?

A: One of our first steps has been to decrease our weighting in the technology area. To this end we have underweighted Korea and Taiwan on an absolute basis as well as reduced our relative exposure to technology stocks in these markets. We are no longer invested in Taiwanese PC manufacturing companies and have selectively maintained investments in components and logic chips only.

----------------------------------------
          PORTFOLIO MANAGEMENT
----------------------------------------
Frank Chiang ......... Portfolio Manager

----------------------------------------
            FUND PERFORMANCE
----------------------------------------
      Average annual total returns
      for the period ended 12/31/00
----------------------------------------
      MONTGOMERY EMERGING ASIA FUND

Since inception (9/30/96) .....  (5.52)%
One year ...................... (31.99)%
Three years ...................  (3.28)%

-----------------------------------------
       MSCI ALL-COUNTRY ASIA FREE
            (EX-JAPAN) INDEX

Since 9/30/96 ................. (11.29)%
One year ...................... (35.22)%
Three years ...................  (0.55)%
----------------------------------------

You cannot invest directly in an index.
Past performance is no guarantee of future results.
Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost.


EDGAR REPRESENTATION OF DATA POINTS USED IN A PRINTED GRAPHIC

GROWTH OF A $10,000 INVESTMENT

Montgomery Emerging Asia Fund
July ' 00           $9,709
Aug                $10,064
Sept                $8,830
Oct                 $7,862
Nov                 $7,714
Dec                 $7,854

Index (MCSI)(1)
July ' 00          $7,884
Aug                $7,826
Sept               $6,929
Oct                $6,384
Nov                $6,137
Dec                $6,128

Index (Lipper)(2)
July ' 00          $7,325
Aug                $7,347
Sept               $6,560
Oct                $5,944
Nov                $5,685
Dec                $5,633

(1) The Morgan Stanley Capital International All-Country Asia Free (ex-Japan) Index comprises equities in 11 countries in the Asia Pacific region.

(2)  The Lipper All-Pacific (ex-Japan) Funds Average Universe consists of
     83 funds.

                      Call toll-free 800.572.FUND [3863]                     61

THE MONTGOMERY FUNDS
 EMERGING ASIA FUND
Portfolio Highlights
    (Unaudited)

In Korea we reduced our holdings in Samsung Electronics, a DRAM manufacturer, as well as our investments in export-dependent companies such as Hyundai. We have, however, maintained our current positions in banking and utilities.

In China we increased our investment in red chip companies and in China Everbright Bank, through its parent, China Everbright, in Hong Kong. We are also selectively investing in companies that will benefit from China's admission to the World Trade Organization (WTO), such as China Shipping and Cosco Pacific.

In India we are absent from the tech sector but are invested in Reliance Industries, the large petrochemical company, and in Hindalco Industries, India's largest aluminum refiner.

We have sold all of our positions in the Philippines and reduced our weightings in Indonesia, where we believe current political problems will deteriorate before they improve. We maintain neutral weightings in Malaysia, Singapore and Thailand.

Finally, because we believe that interest rates have peaked, we are increasing our exposure in interest-sensitive areas, such as banking and Hong Kong real estate.

Q: DO YOU SEE AN IMPROVEMENT IN ASIA'S MARKETS IN THE COMING YEAR?

A: We expect Asia's markets to improve when several conditions materialize. Specifically, a decline in oil prices, some indication that the technology slowdown is temporary and a further decrease in U.S. interest rates would all benefit the markets in Asia.

On domestic fronts we must see continuing financial reforms from the government in South Korea to avoid major bankruptcies, and in Taiwan to address its banking problems.

The good news is that we believe the economies of India and China/Hong Kong will continue to grow as a result of their governments' policies. This growth should have a positive effect on the region overall.

--------------------------------------------
              TOP TEN HOLDINGS
--------------------------------------------
   (as a percentage of total net assets)

HSBC Holdings PLC ....................  7.5%
Cheung Kong Holdings Ltd. ............  6.9%
Sun Hung Kai Properties Ltd. .........  6.1%
China Everbright Ltd. ................  4.9%
Tenaga Nasional Berhad ...............  4.7%
Singapore Press Holdings Ltd. ........  4.0%
China Shipping Development
Company Ltd. .........................  3.7%
PTT Exploration & Production
Public Company Ltd. .................   3.7%
China Resources Enterprises
Ltd. ................................   3.4%
Reliance Industries Ltd.,
Sponsored GDR .......................   3.3%

--------------------------------------------
             TOP FIVE COUNTRIES
--------------------------------------------
   (as a percentage of total net assets)

China/Hong Kong ...................... 40.1%
Korea ................................ 18.5%
Singapore ............................ 10.2%
Thailand .............................  8.5%
Taiwan ...............................  8.0%

Portfolio holdings are subject to change and should not be considered a recommendation to buy individual securities.

Please be aware that foreign investing, particularly in a single geographical area such as the Asia Pacific region, involves certain risks, including currency fluctuations and political and economic instability.

There are risks associated with investing in a fund of this type that invests in securities of foreign countries, such as erratic market conditions, economic and political instability, and fluctuations in currency exchange rates.

62                         visit www.montgomeryfunds.com

                                                           THE MONTGOMERY FUNDS
                                                            EMERGING ASIA FUND
                                                                Investments

PORTFOLIO INVESTMENTS
December 31, 2000 (Unaudited)


SHARES                                              VALUE (NOTE 1)
COMMON STOCKS - 100.9%
CHINA/HONG KONG - 40.1%
       80,000  Cheung.Kong Holdings Ltd.
               (Real Estate Development) .........  $ 1,023,116
      704,000  China Everbright Ltd.
               (Financial Conglomerates) .........      726,592
      394,000  China Resourses Enterprises Ltd.
               (Real Estate Development) .........      502,622
    3,666,000  China Shipping Development Company
               Ltd.+ (Marine Shipping) ...........      554,621
       90,000  China Unicom Ltd.+
               (Major Telecommunications) ........      137,890
      100,000  Citic Pacific Ltd. (Wholesale
               Distributors) .....................      354,501
      500,000  Cosco Pacific Ltd.
               (Miscellaneous Commercial Service).      387,836
       75,937  HSBC Holdings PLC.
               (Financial Conglomerates) .........    1,124,495
      400,000  Pacific Century CyberWorks Ltd.
               +(Specialty Telecommunications) ...      258,984
       92,000  Sun Hung Kai Properties Ltd.
               (Real Estate Development) .........      917,087
                                                     ----------
                                                      5,987,744
INDIA - 5.9%
       20,900  Hindalco Industries Ltd., GDR
               (Aluminum) ........................      379,857
       30,000  Reliance Industries Ltd.,
               Sponsored GDR (Textiles) ..........      492,750
                                                      ---------
                                                        872,607
INDONESIA - 2.0%
    1,404,000  PT Telekomunikasi Indonesia+
               (Specialty Telecommunications) ....      297,488
KOREA - 18.5%
       54,000  Daelim Industrial Company Ltd.+
               (Engineering & Construction) ......      202,767
       25,700  Hyundai Electronics Industries
               Company (Semiconductors) ..........       81,773
       23,000  Hyundai Motor Company Ltd. (Motor
               Vehicles) .........................      220,000
       24,000  Korea Electric Power Corporation
               (Electric Utilities) ..............      447,747
       77,700  Korean Air Company Ltd. (Airlines).      423,818
       20,000  Pohang Iron & Steel Company,
               Sponsored ADR (Steel) .............      311,250
        5,000  Samsung Electronics, GDR
               (Electronic Equipment/Instruments).      356,250
       40,000  Shinhan Bank Company Ltd.
               (Regional Banks) ..................      328,854

SHARES                                              VALUE (NOTE 1)
KOREA - CONTINUED
        6,000  Shinsegae Department Store Company
               (Specialty Stores) ................  $   213,913
          880  SK Telecom Company Ltd.+ (Wireless
               Telecommunications) ...............      176,000
                                                     ----------
                                                      2,762,372
MALAYSIA - 7.7%
       50,000  Malaysian Pacific Industries
               Berhad (Semiconductors) ...........      205,263
      150,000  Resorts World Berhad
               (Hotels/Resorts/CruiseLines) ......      238,816
      230,000  Tenaga Nasional Berhad (Electric
               Utilities) ........................      702,105
                                                     ----------
                                                      1,146,184
SINGAPORE - 10.2%
      100,000  City Developments Ltd. (Real
               Estate Development) ...............      464,378
      100,000  Overseas Union Bank Ltd. (Regional
               Banks) ............................      467,263
       40,352   Singapore Press Holdings Ltd.
               (Publishing: Newspapers) ..........      595,911
                                                     ----------
                                                      1,527,552
TAIWAN - 8.0%
      224,000  Far East Textiles Ltd. (Textiles) .      158,261
       50,000  Hon Hai Precision Industry Company
               Ltd. (Computer Peripherals) .......      253,623
      300,000  United Microelectronics Corporation
               Ltd. (Semiconductors) .............      435,688
      442,530  Yageo Corporation+ (Electronic
               Components) .......................      348,733
                                                     ----------
                                                      1,196,305
THAILAND - 8.5%
    1,750,000  Industrial Finance Corporation of
               Thailand+ (Finance/Rental/Leasing).       221,774
      237,600  PTT Exploration & Production
               Public Company Ltd.+ (Oil & Gas
               Production) .......................      552,940
      725,500  Shinawatra Satellite Public
               Company Ltd. (Telecommunications
               Equipment) ........................       488,961
                                                      ----------
                                                       1,263,675
TOTAL COMMON STOCKS
(Cost $16,883,887) ...............................    15,053,927
                                                      ----------

  The accompanying notes are an integral part of these financial statements.

THE MONTGOMERY FUNDS
 EMERGING ASIA FUND
     Investments


PRINCIPAL AMOUNT                                    VALUE (NOTE 1)
REPURCHASE AGREEMENT - 0.2%
$      27,000  Agreement with Countrywide,
               Tri-Party, 6.70% dated 12/29/00,
               to be repurchased at $27,015 on
               01/02/01, collateralized by
               $27,540 market value of U.S.
               government and  mortgage-backed
               securities, having various
               maturities and interest rates
               (Cost $27,000) ....................  $    27,000
                                                    -----------
TOTAL INVESTMENTS - 101.1%
(Cost $16,910,887*) ..............................   15,080,927

OTHER ASSETS AND LIABILITIES - (1.1)%
(Net) ............................................    (163,593)
                                                    -----------
NET ASSETS - 100.0% ..............................  $14,917,334
                                                    ===========

  The accompanying notes are an integral part of these financial statements.

                                                          THE MONTGOMERY FUNDS
                                                         TOTAL RETURN BOND FUND
                                                          Portfolio Highlights
                                                              (Unaudited)

INVESTMENT REVIEW

Q: HOW DID THE FUND PERFORM DURING THE SIX MONTHS ENDED DECEMBER 31, 2000?

A: In what proved to be a tumultuous, though profitable, year for the bond market, the Fund performed in line with its benchmark, the Lehman Brothers Aggregate Bond Index. For the six-month period, the Fund returned 7.31%, versus 7.35% for the benchmark. In addition, the Fund performed well against the Lipper Intermediate Investment-Grade Debt Funds Average, which returned 6.46% for the period.

In recognition of its consistently strong long-term risk-adjusted performance, the Fund was awarded an overall four-star rating by Morningstar for the one-year period ended December 31, 2000, among 1,769 taxable bond funds. The Fund also received four stars for the three-year period ended December 31, 2000, among 1,769 taxable bond funds.*

Q: WHAT MARKET FACTORS HAD THE GREATEST IMPACT ON THE FUND'S STRONG RELATIVE RETURNS DURING THE PERIOD?

A: The most important factor was an overall "flight to quality," spurred by difficulties in the corporate bond market. That sector was hit hard by concerns related to deteriorating credit quality in high-yield corporate bonds, as well as worries that a slowing economy would hinder corporate profit growth. In addition, several companies fell from investment-grade status into the below-investment-grade realm. This backdrop caused liquidity in the corporate market to dry up and led bond investors to seek higher-quality bonds within all segments of the market.

That's precisely where we were positioned. Using a bottom-up security selection process, we were well positioned to benefit from this flight to quality and were especially adept at avoiding bonds experiencing credit problems. On the corporate side, we began the period with a neutral weighting relative to the benchmark and increased it to a slightly overweight position as the period progressed; we took advantage of bonds that became undervalued in the corporate market's downdraft. Even though corporates underperformed other segments of the market, the Fund performed well due to our security selection.

Those choices included investments in some lower-quality bonds, mainly in the energy sector. In particular, we targeted companies exposed to natural gas. Energy prices were on the rise, particularly natural-gas prices, which rose due to a lack of supply. Even though lower-quality corporate bonds struggled as a whole, the bonds issued by energy companies fared well, and the Fund benefited as a result.

The Fund also profited from its positioning among higher-quality segments of other sectors of the bond market. These investments included AAA-rated commercial mortgage-backed securities, high-quality Canadian provincial government bonds and AAA-rated asset-backed securities, which are backed by credit-card and auto loan payments. Among the Fund's mortgage-backed holdings, we favored those instruments that tended to be more immune to prepayments. With interest rates on the decline, the chance increased that mortgage holders would pay off their loans early,

-------------------------------------------
           PORTFOLIO MANAGEMENT
-------------------------------------------

William Stevens....Senior Portfolio Manager
Marie Chandoha............Portfolio Manager

-------------------------------------------
              FUND PERFORMANCE
-------------------------------------------
       Average annual total returns
       for the period ended 12/31/00
-------------------------------------------
     MONTGOMERY TOTAL RETURN BOND FUND

Since inception (6/30/97) ..........  7.51%
One year ........................... 12.06%
Three years ........................  6.59%

-------------------------------------------
             LEHMAN BROTHERS
           AGGREGATE BOND INDEX

Since 6/30/97 ......................  7.30%
One year ........................... 11.63%
Three years  .......................  6.36%
-------------------------------------------

You cannot invest directly in an index.
Past performance is no guarantee of future results.
Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost.

EDGAR REPRESENTATION OF DATA POINTS USED IN A PRINTED GRAPHIC

GROWTH OF A $10,000 INVESTMENT

Montgomery Total Return Bond Fund
July ' 00          $12,126
Aug                $12,288
Sept               $12,414
Oct                $12,449
Nov                $12,644
Dec                $12,896

Index (Lehman)(1)
July ' 00          $11,715
Aug                $11,885
Sept               $11,959
Oct                $12,038
Nov                $12,235
Dec                $12,463

Index (Lipper)(2)
July ' 00          $11,605
Aug                $11,756
Sept               $11,831
Oct                $11,857
Nov                $12,024
Dec                $12,252

(1) The Lehman Brothers Aggregate Bond Index comprises all bonds that are investment grade, are in excess of $25 million and have at least one year to maturity.

(2) The Lipper Intermediate Investment-Grade Debt Funds Average universe consists of 205 funds.

* Morningstar proprietary ratings on U.S.-domiciled funds reflect historical risk-adjusted performance as of 12/31/00. Ratings are subject to change monthly, and past performance is no guarantee of future results. Morningstar ratings on U.S.-domiciled funds are calculated from a fund's three-, five- and 10-year average annual returns (if applicable) in excess of 90-day Treasury bill returns with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day T-bill returns. The top 10% of the funds in a broad asset class receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. Ratings are for Class R shares only; other classes may vary.

                        Call toll-free 800.572.FUND [3863]                   65

 THE MONTGOMERY FUNDS
TOTAL RETURN BOND FUND
 Portfolio Highlights

leaving us to reinvest the assets at lower prevailing rates. We therefore sought to invest in those mortgage-backed securities that we felt would be less subject to prepayment risk.

The one strategy that worked against us during the period was our decision to slightly overweight the Fund relative to the index in 30-year Treasury bonds. This market segment did not perform as well as others during the second half of the year.

Q: WHAT IS YOUR CURRENT OUTLOOK FOR THE BOND MARKET?

A: We believe that the U.S. economy will encounter some difficulties in the year ahead due to reduced spending on the part of businesses and consumers. We also believe that we will see a continuation of softening global economic growth. Within this context we feel that the Federal Reserve Board may fall behind the curve and fail to lower interest rates fast enough to avoid a "hard landing" -where economic growth slows so fast that the economy falls into a recession. The Fed did surprise the market with an unexpected 0.50 percentage point decrease in short-term rates early in 2001, but that may not have been enough to head off problems. Ironically, this kind of scenario should benefit the bond market. We have gone from an environment in the late nineties where all financial assets looked attractive, to where very few do. This backdrop favors bonds, because they offer lower risk.

Q: HOW IS THE FUND POSITIONED IN LIGHT OF THIS OUTLOOK?

A: As usual we have used a bottom-up security selection process, choosing investments for the Fund one at a time based on our analysis of each issuer's prospects going forward. As mentioned, the Fund is slightly overweighted in the corporate arena at this point, but focused on defensive credits. We are overweighted in AAA- rated asset-backed securities (those backed by credit-card and auto loan receipts). We also have an index-neutral position in mortgage-backed securities, where our holdings are concentrated in instruments that are well protected from prepayment risk. We continue to rely on our risk management tools - a foundation of our investment process - which help us avoid having unintended market exposures, by evaluating issue quality, credit risk and sensitivity to interest rate changes.

-----------------------------------------
           TOP TEN HOLDINGS
-----------------------------------------
  (as a percentage of total net assets)

FNMA TBA Jan., 30 Yr.,
   7.500% due 01/01/30 ............ 11.2%
FNMA, TBA May, 30 Yr.,
   6.500% due 05/01/28 ............  9.9%
FNMA, Pool #535580,
   8.000% due 09/01/15 ............  7.2%
U.S. Treasury Bonds,
   8.875% due 02/15/19 ............  6.0%
U.S. Treasury Notes,
   6.125% due 11/15/27 ............  5.3%
Bloomingdale Life Time Fitness
   Ltd., Bonds,
   6.800% due 01/01/20 ............  3.6%
FNMA, Pool #B00688,
   9.000% due 09/01/05 ............  3.4%
FNMA, TBA Jan., 30 Yr.,
   7.500% due 01/15/30 ............  3.3%
IRT Property Company, Notes,
   7.450% due 04/01/01 ............  3.1%
FHLMC, 2098VA (PAC),
   6.000% due 10/15/05 ............  2.7%

-----------------------------------------
               ASSET MIX
-----------------------------------------
       (as a percentage of total
             investments)

Corporate Bonds and Notes ......... 28.7%
Agencies .......................... 21.0%
Mortgage Pass-throughs ............ 13.1%
Treasuries ........................ 11.7%
Collateralized Mortgage
Obligations .......................  9.7%
Asset-Backed Securities ...........  7.1%
Other .............................  8.7%

-----------------------------------------
           INVESTMENT GRADE
-----------------------------------------
       (AS A PERCENTAGE OF TOTAL
             INVESTMENTS)

AAA ............................... 56.5%
AA ................................  9.4%
A ................................. 10.0%
BAA ...............................  9.6%
NONRATED .......................... 14.5%

Portfolio holdings are subject to change and should not be considered a recommendation to buy individual securities.

66                     visit www.montgomeryfunds.com

                                                          THE MONTGOMERY FUNDS
                                                         TOTAL RETURN BOND FUND
                                                               Investments

PORTFOLIO INVESTMENTS
December 31, 2000 (Unaudited)

PRINCIPAL AMOUNT                                    VALUE (NOTE 1)
ASSET-BACKED SECURITIES - 8.2%
$     375,000  Chase Credit Card Master Trust,
               Series 1997-5 A,
               6.194% due 08/15/05 ...............  $    377,538
       50,000  Chase Credit Card Master Trust,
               Series 1999-3 A,
               6.660% due 01/15/07 ...............        51,192
       41,810  Chase Funding Mortgage Loan,
               Series 1998-2 IIA2,
               5.875% due 03/25/17 ...............        41,561
      305,000  Citibank Credit Card Master Trust I
               Series 1997-2 A,
               6.550% due 02/15/04 ...............       306,848
      490,000  First Union-Lehman Brothers-
               Bank of America,
               Series 1998-C2A2,
               6.560% due 11/18/08 ...............       495,737
       77,735  Ford Credit Auto Owner Trust,
               Series 1998-B A3,
               5.850% due 10/15/01 ...............        77,710
      100,000  Ford Credit Auto Owner Trust,
               Series 2000-A A4,
               7.090% due 11/17/03 ...............       101,520
      212,044  GE Capital Mortgage Services, Inc.,
               Series 1999-H E3,
               6.520% due 08/25/13 ...............       211,132
      100,000  Premier Auto Trust,
               Series 1999-1 A4,
               5.820% due 10/08/03 ...............       100,025
      320,000  Sears Credit Account Master Trust,
               Series 2000-2 A,
               6.750% due 09/16/09 ...............       329,795
       69,793  The Money Store Home Equity Trust,
               Series 1994-D A5,
               8.925% due 06/15/22 ...............        71,044
       84,530  The Money Store Home Equity Trust,
               Series 1995-CA9,
               6.375% due 09/15/11 ...............        84,315
       44,551  Union Acceptance Corporation,
               Series 1998-B A3,
               5.875% due 08/08/02 ...............        44,575

TOTAL ASSET-BACKED SECURITIES
(Cost $2,243,518) .............                        2,292,992
                                                      ----------
CORPORATE BONDS AND NOTES - 33.3%
      245,000  Alberta Energy Company Ltd., Notes,
               8.125% due 09/15/30 ...............       260,006

PRINCIPAL AMOUNT                                    VALUE (NOTE 1)
CORPORATE BONDS AND NOTES - CONTINUED
$   1,000,000  Bloomingdale Life Time
               Fitness Ltd., Bonds,
               6.800% due 01/01/20 ...............  $  1,000,000
       85,000  British Telecom PLC, Bonds,
               8.625% due 12/15/30 ...............        85,106
       75,000  British Telecom PLC, Notes,
               8.125% due 12/15/10................        76,031
      100,000  Burlington North Santa Fe,
               Debentures,
               7.950% due 08/15/30 ...............       104,625
      230,000  Canadian Government, Bonds,
               6.750% due 08/28/06 ...............       239,775
      250,000  Clear Channel Communications,
               Senior Notes,
               7.650% due 09/15/10 ...............       255,312
      320,000  Coastal Corporation, Notes,
               7.500% due 08/15/06 ...............       330,800
      245,000  Commonwealth Bank Australia, Notes,
               8.500% due 06/01/10 ...............       270,112
      310,000  Deutsche Telekom International
               Finance, Bonds,
               8.000% due 06/15/10 ...............       315,812
      140,000  Dominion Resources, Inc., Senior
               Notes,
               8.125% due 06/15/10 ...............       151,200
      150,000  Dow Chemical Company, Debentures,
               7.375% due 11/01/29 ...............       152,438
       70,000  Energy East Corporation, Notes,
               8.050% due 11/15/10 ...............        74,288
      200,000  Franchise Finance Corporation, MTN,
               6.780% due 02/20/02 ...............       200,250
      500,000  General Electric Capital
               Corporation, Debentures,
               8.850% due 04/01/05 ...............       551,875
      320,000  General Motors Acceptance
               Corporation, Notes,
               7.500% due 07/15/05 ...............       327,600
      145,000  Goldman Sachs Group, Inc., Senior
               Notes,
               7.800% due 01/28/10 ...............       152,431
      190,000  Household Finance Corporation,
               Notes,
               8.000% due 07/15/10 ...............       200,450
      875,000  IRT Property Company, Notes,
               7.450% due 04/01/01 ...............       875,000
      730,000  Kimco Realty Corporation, Senior
               Notes,
               6.500% due 10/01/03 ...............       726,350
      250,000  Lockheed Martin Corporation,
               Notes,
               7.200% due 05/01/36 ...............       256,250
      145,000  MBNA America Bank N.A., Senior
               Notes,
               7.750% due 09/15/05 ...............       146,088

                                                                            67

 The accompanying notes are an integral part of these financial statements.

 THE MONTGOMERY FUNDS
TOTAL RETURN BOND FUND
     Investments

PRINCIPAL AMOUNT                                    VALUE (NOTE 1)
CORPORATE BONDS AND NOTES - CONTINUED

$     175,000  Morgan Stanley Dean Witter, Notes,
               7.750% due 06/15/05 ...............  $    183,969
      110,000  Occidental Petroleum Corporation,
               MTN,
               9.750% due 06/15/01 ...............       111,238


      500,000  Ontario Electricity Financial,
               Notes,
               6.100% due 01/30/08 ...............       498,125
      290,000  Phillips Petroleum, Notes,
               8.750% due 05/25/10 ...............       331,325
       40,000  United Air Lines, Series 00-2,
               7.186% due 04/01/11 ...............        40,825
       75,000  Vastar Resources, Inc., MTN,
               6.390% due 01/15/08 ...............        74,625
      645,000  Vastar Resources, Inc., MTN,
               6.960% due 02/26/07 ...............       666,769
      315,000  Viacom, Inc., Notes,
               7.875% due 07/30/30 ...............       322,875
      290,000  Wells Fargo Bank N.A.,
               7.550% due 06/21/10 ...............       307,037

TOTAL CORPORATE BONDS AND NOTES
(Cost $9,063,313) ................................     9,288,587
                                                       ---------
FEDERAL HOME LOAN MORTGAGE CORPORATION
(FHLMC) - 5.4%
CMOs:
      488,981  16D (TAC), 10.000% due 10/15/19 ...       517,460
      738,236  2098VA (PAC), 6.000% due 10/15/05 .       738,121
      244,386  2114VM (AD), 6.000% due 09/15/04 ..       244,462

TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION
(Cost $1,493,917) ................................     1,500,043
                                                      ----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION
(FNMA) - 39.6%
Agencies:
    3,084,000  TBA Jan., 30 Yr., 7.500% due
               01/01/30+ .........................     3,129,304
    2,785,000  TBA May, 30 Yr., 6.500% due
               05/01/28+ .........................     2,746,706
                                                      ----------
                                                       5,876,010
CMOs:
      675,000  1637-GA (PAC), 5.800% due
               06/15/23 ..........................       667,325
      345,250  1988-16B (PAC), 9.500% due
               06/25/18 ..........................       368,514
      200,000  1993-135 (PAC), 6.250% due
               07/25/08 ..........................       201,184
      200,000  2241-PD (PAC), 7.500% due
               08/15/21 ..........................       203,882
                                                      ----------
                                                       1,440,905
Pass-throughs:
      308,211  Pool #323193, 9.000% due 09/01/07..       317,120
      283,059  Pool #419437, 6.000% due 03/01/13..       279,256
      150,297  Pool #500217, 6.500% due 06/01/14..       150,250
    1,950,805  Pool #535580, 8.000% due 09/01/15..     2,006,282
      933,816  Pool #B00688, 9.000% due 09/01/05..       949,465
                                                      ----------
                                                       3,702,373
TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION
(Cost $10,936,261) ...............................    11,019,288
                                                      ----------

PRINCIPAL AMOUNT                                    VALUE (NOTE 1)
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
(GNMA) - 6.0%
Agencies:
$     911,000  TBA Jan., 30 Yr. , 7.500% due
               01/15/30+ .........................  $    923,526
CMOs:
       24,679  8.500%, due 01/15/23 ..............        25,411
      158,513  8.500%, due 02/15/23 ..............       163,219
        7,764  8.500%, due 07/15/23 ..............         7,995
                                                      ----------
                                                         196,625
Pass-throughs:
      360,172  Pool #781039, 6.500% due 05/15/29#.       356,571
      175,449  Pool #781058, 9.000% due 11/15/09#.       184,248
                                                      ----------
                                                         540,819
TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
(Cost $1,657,185) ................................     1,660,970
                                                      ----------
MUNICIPAL BONDS AND NOTES - 2.2%
      600,000  Pennsylvania Economic Development,
               Financing Authority, Revenue Bonds,
               6.700% due 09/01/14
               (Cost $600,000) ...................       600,000
                                                      ----------
U.S. TREASURY BONDS - 6.0%
    1,215,000  U.S. Treasury Bonds,
               8.875% due 02/15/19
               (Cost $1,607,702) .................     1,669,677
                                                      ----------
U.S. TREASURY NOTES - 7.6%
    1,370,000  U.S. Treasury Notes, 6.125% due
               11/15/27...........................     1,474,560
    600,000    U.S. Treasury Notes, 6.000% due
               08/15/09...........................       633,096
                                                      ----------
TOTAL U.S. TREASURY NOTES
(Cost $2,030,477) ................................     2,107,656
                                                      ----------
SHARES
MONEY MARKET FUND - 0.5%
      144,526  Chase Vista Federal Money Market
               Fund
               (Cost $144,526)....................       144,526
                                                      ----------
TOTAL SECURITIES
(Cost $29,776,899)................................    30,283,739
                                                      ----------

68

 The accompanying notes are an integral part of these financial statements.

                                                          THE MONTGOMERY FUNDS
                                                         TOTAL RETURN BOND FUND
                                                               Investments

PRINCIPAL AMOUNT                                   VALUE (NOTE 1)
REPURCHASE AGREEMENT - 7.4%
$   2,059,000  Agreement with Greenwich Capital
               Markets, Tri-Party, 6.70% dated
               12/29/00, to be repurchased at
               $2,060,150 on 01/02/01,
               collateralized by $2,100,180
               market value of U.S. government
               and mortgage-backed securities,
               having various maturities and
               interest rates
               (Cost $2,059,000) .................  $  2,059,000
                                                      ----------

TOTAL INVESTMENTS - 116.2%
(Cost $31,835,899*) ..............................    32,342,739
                                                      ----------
OTHER ASSETS AND LIABILITIES - (16.2)%
(Net) ............................................   (4,497,235)
                                                      ----------
NET ASSETS - 100.0% ..............................   $ 27,845,504
                                                      ==========

                                                                           69

 The accompanying notes are an integral part of these financial statements.

THE MONTGOMERY FUNDS
   SHORT DURATION
GOVERNMENT BOND FUND
Portfolio Highlights
   (Unaudited)

INVESTMENT REVIEW

Q: HOW DID THE FUND PERFORM IN THE SIX MONTHS ENDED DECEMBER 31, 2000?

A: The Fund performed exactly in line with its benchmark, the Lehman Brothers Government Bond 1-3 Year Index. For the period the Fund had a total return of 5.02%, and the benchmark returned 5.02% as well.

In recognition of its consistently strong long-term risk-adjusted performance, the Fund was awarded an overall five-star rating by Morningstar for the one-year period ended December 31, 2000, among 1,769 taxable bond funds. The Fund also received five stars for the three- and five-year periods ended December 31, 2000, among 1,769 and 1,309 taxable bond funds, respectively.*

Q: WHAT MARKET FACTORS HAD THE GREATEST IMPACT ON THE FUND'S STRONG RELATIVE RETURNS DURING THE PERIOD?

A: Within an environment of market uncertainty, slowing economic growth and falling interest rates, bonds performed very well. The market rally contributed to the Fund's strong performance. In addition, the Fund outperformed because of its focus on more-conservative types of bonds. Treasuries, mortgage-backed securities and high-quality asset-backed securities attracted attention as the corporate bond market faltered due to concerns related to deteriorating credit quality and worries that a slower economy would have a negative impact on corporate profits. As a result, bond investors gravitated toward higher-quality bonds and bond-market sectors - precisely the kind of conservative investments on which the Fund focuses.

Within the mortgage-backed sector, we sought out well-structured collateralized mortgage obligations (CMOs) with solid credit quality. With asset-backed securities - bonds backed by credit-card and auto loan payments
- we targeted AAA-rated asset-backeds offering the highest credit quality. Finally, during the last half of 2000, we increased the Fund's duration relative to the benchmark -enhancing its sensitivity to changing interest rates - a move that helped contribute to performance as the market rallied and interest rates fell.

Q: HOW DID THE DIFFERENT SECTORS IN WHICH THE FUND INVESTS PERFORM?

A: Again, they did quite well, because investors sought conservative instruments in an environment where corporate bonds generally struggled. Treasuries performed well, as did mortgage-backed securities, within an environment of relatively stable interest rates. Agencies rebounded after fears related to congressional scrutiny of their implicit backing by the federal government subsided. And asset-backed securities also did well, provided they were of high credit quality.

Q: WHAT IS YOUR CURRENT OUTLOOK FOR THE BOND MARKET?

A: It looks as though the U.S. economy will encounter some difficulties in 2001, as business and consumer spending slow against a backdrop of continued softening in

---------------------------------------------
            PORTFOLIO MANAGEMENT
---------------------------------------------

William Stevens .... Senior Portfolio Manager
Marie Chandoha ............ Portfolio Manager

--------------------------------------------
               FUND PERFORMANCE
--------------------------------------------
        Average annual total returns
       for the period ended 12/31/00
--------------------------------------------
    MONTGOMERY SHORT DURATION GOVERNMENT
                  BOND FUND

Since inception (12/18/92) ........... 6.34%
One year ............................. 8.11%
Five years ........................... 6.01%
--------------------------------------------

        LEHMAN BROTHERS GOVERNMENT
            BOND 1-3 YEAR INDEX

Since 12/18/92 ....................... 5.78%
One year ............................. 8.17%
Five years ........................... 5.95%
--------------------------------------------

You cannot invest directly in an index.
Past performance is no guarantee of future results. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Fund performance presented is for Class R shares.


EDGAR REPRESENTATION OF DATA POINTS USED IN A PRINTED GRAPHIC

GROWTH OF A $10,000 INVESTMENT

Montgomery Short Duration Government Bond Fund
July ' 00          $15,779
Aug                $15,907
Sept               $16,050
Oct                $16,114
Nov                $16,276
Dec                $16,469

Index (Lehman(1)
July ' 00          $14,868
Aug                $14,981
Sept               $15,098
Oct                $15,180
Nov                $15,327
Dec                $15,515

Index (Lipper)(2)
July ' 00          $14,382
Aug                $14,489
Sept               $14,593
Oct                $14,676
Nov                $14,820
Dec                $14,974

(1) The Lehman Brothers Government Bond 1-3 Year Index comprises all U.S. government issues with maturities of one to three years.

(2) The Lipper Short U.S. Government Funds Average universe consists of 38 funds.

* Morningstar proprietary ratings on U.S.-domiciled funds reflect historical risk-adjusted performance as of 12/31/00. Ratings are subject to change monthly, and past performance is no guarantee of future results. Morningstar ratings on U.S.-domiciled funds are calculated from a fund's three-, five- and 10-year average annual returns (if applicable) in excess of 90-day Treasury bill returns with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day T-bill returns. The top 10% of the funds in a broad asset class receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. Ratings are for Class R shares only; other classes may vary.


70             Call toll-free 800.572.FUND [3863]

                                                           THE MONTGOMERY FUNDS
                                                              SHORT DURATION
                                                           GOVERNMENT BOND FUND
                                                           Portfolio Highlights
                                                                (Unaudited)

global economic growth. We are concerned that the Federal Reserve Board may have waited too long to lower interest rates, even though it did surprise the market with an unexpected 0.50 percentage point cut in short-term interest rates in early January 2001. If the Fed is too late, we could experience a "hard landing"-where economic growth slows so fast that the economy falls into a recession. Ironically, this environment favors bonds, because they offer lower risk.

Q: HOW IS THE FUND POSITIONED IN LIGHT OF THIS OUTLOOK?

A: We continue to pursue a conservative approach, favoring securities offering higher credit quality and choosing them for the Fund based on their relative value. That said, we love these tricky markets, which require a combination of insightful analysis, market feel, imagination and patience. We continue to rely on our risk management tools - a foundation of our investment process - which help us avoid unintended market exposures.

Q: HOW DO INVESTORS BENEFIT FROM HOLDING THE FUND IN THEIR PORTFOLIOS?

A: Over long periods the Fund provides higher returns on average than a money market fund, with only a bit more volatility. It's not as volatile as an intermediate or mortgage bond fund and it provides additional returns without taking on substantial added risk. But unlike money market funds, which have a steady net asset value, funds like this one may experience some volatility. Nevertheless, for investors willing to assume the additional risk of a fund that does not have a stable net asset value, the Short Duration Government Bond Fund may prove to be an attractive alternative for higher-yielding cash positions.

-----------------------------------------
            TOP TEN HOLDINGS
-----------------------------------------
  (as a percentage of total net assets)

U.S. Treasury Note,
   6.375% due 08/15/02 ............  8.8%
FNMA, TBA Jan., 30 Yr.,
   7.500% due 01/01/30 ............  7.3%
U.S. Treasury Note,
   4.250% due 11/15/03 ............  6.6%
FNMA, Pool #535580,
   8.000% due 09/01/15 ............  4.6%
FHLMC, 2121TA (PAC),
   6.000% due 04/15/08 ............  4.0%
FNMA, 1994-104,
   6.500% due 06/25/22 ............  3.5%
GNMA, TBA Jan., 30 Yr.,
   7.500% due 01/15/30 ............  2.9%
FHLMC, 16D (TAC),
   10.000% due 10/15/19 ...........  2.2%
FNMA, 1999-11B (AD),
   5.500% due 04/25/07 ............  2.2%
Onyx Acceptance Auto Trust,
   Series 1999-D A4,
   7.00% due 11/15/04 .............  2.2%

-----------------------------------------
               ASSET MIX
-----------------------------------------
  (as a percentage of total investments)

Mortgage Pass-throughs ............ 30.9%
Collateralized Mortgage
   Obligations .................... 25.9%
Asset-Backed Securities ........... 19.6%
Treasuries ........................ 13.9%
Corporate Bonds and Notes .........  4.3%
Other .............................  5.4%

Portfolio holdings are subject to change and should not be considered a recommendation to buy individual securities.

Note that U.S. government bonds are backed by the full faith and credit of the U.S. government and are guaranteed as to the timely payment of principal and interest. If you hold them to maturity, your rate of return is fixed and you will receive the principal of the bond in full. Investing in mutual funds involves certain risks, including the possible loss of principal value.

                          visit www.montgomeryfunds.com                     71

                                                        THE MONTGOMERY FUNDS
                                                      SHORT DURATION GOVERNMENT
                                                              BOND FUND
                                                             Investments


Portfolio Investments
December 31, 2000 (Unaudited)

PRINCIPAL AMOUNT                                    VALUE (NOTE 1)
ASSET-BACKED SECURITIES - 21.7%
$   1,017,767  Americredit Automobile
               Receivables Trust,
               Series 1999-A A3,
               5.74% due 02/12/03 ................  $  1,016,393
      174,171  Americredit Automobile
               Receivables Trust,
               Series 1999-D A1,
               6.41% due 02/12/02 ................       174,274
      648,656  Americredit Automobile
               Receivables Trust,
               Series 2000-A A2,
               6.54% due 10/14/02 ................       649,084
      842,396  Anrc Auto Owner Trust,
               Series 1999-A A2,
               6.54% due 11/15/02 ................       843,095
      555,716  Arcadia Automobile
               Receivables Trust,
               Series 1999-B A2,
               5.72% due 07/15/02 ................       555,422
      507,110  Arcadia Automobile
               Receivables Trust,
               Series 1997-D A3,
               6.20% due 05/15/03 ................       507,272
      948,523  BMW Vehicle Owner Trust,
               Series 1999-A A2,
               6.16% due 12/25/01 ................       948,485
    2,738,630  Capital Auto Receivables
               Asset Trust,
               Series 1999-1 A2,
               5.58% due 06/15/02 ................     2,734,824
       37,220  Case Equipment Loan Trust,
               Series 1998-B A3,
               5.81% due 05/15/03 ................        37,210
    1,054,026  Caterpillar Financial Asset Trust,
               Series 98-A A3,
               5.85% due 04/25/03 ................     1,052,687
    3,000,000  Chase Credit Card Master Trust,
               Series 1997-5 A,
               6.19% due 08/15/05 ................     3,020,306
      560,000  Chase Credit Card Master Trust,
               Series 1999-3 A,
               6.66% due 01/15/07 ................       573,348
      378,007  Chase Manhattan Auto Owner Trust,
               Series 1997-A A5,
               6.50% due 12/17/01 ................       378,245
    1,515,000  Chase Manhattan Auto Owner Trust,
               Series 1997-B A5,
               6.60% due 03/15/02 ................     1,517,515
    1,150,000  Citibank Credit Card Master
               Trust 1,
               Series 1996-1 A,
               0.00% due 02/07/03 .................    1,142,180
      153,229  Contimortgage Home Equity Loan Trust
               Series 1997-2 A6,
               7.12% due 03/15/16 .................      152,943
PRINCIPAL AMOUNT                                    VALUE (NOTE 1)
$     950,000  Daimler Chrysler Auto Trust,
               Series 2000-B A2,
               7.30% due 03/10/03 ................  $    955,643
    2,643,470  EQCC Home Equity Loan Trust,
               Series 1998-2 A3F,
               6.23% due 03/15/13 ................     2,634,693
    1,000,000  First Omni Bank Credit Master
               Trust,
               Series 1996-A 1661 PG,
               6.65% due 09/15/03 ................     1,000,700
      798,141  Ford Credit Auto Owner Trust,
               Series 1998-C A4,
               5.81% due 03/15/02 ................       797,493
    1,200,000  Ford Credit Auto Owner Trust,
               Series 1999-B A4,
               5.80% due 06/15/02 ................     1,198,680
      546,180  Ford Credit Auto Owner Trust,
               Series 1999-D A3,
               6.20% due 04/15/02 ................       546,202
    1,513,229  Ford Credit Auto Owner Trust,
               Series 2000-A A3,
               6.82% due 06/17/02 ................     1,516,497
      177,499  Green Tree Home Equity Loan Trust,
               Series 1997-B A5,
               7.15% due 06/15/28 ................       177,768
       21,366  Green Tree Home Equity Loan Trust,
               Series 1998-A A2,
               6.04% due 06/15/29 ................        21,363
      167,176  Green Tree Home Improvement Loan
               Trust, Series 1997-C HEA3,
               6.88% due 08/15/28 ................       167,383
    1,851,730  Green Tree Home Improvement Loan
               Trust, Series 1998-E HEA3,
               6.01% due 11/15/29 ................     1,849,930
       64,508  Household Automotive Trust,
               Series 1999-1 A2,
               5.72% due 05/17/02 ................        64,485
       18,507  John Deere Owner Trust,
               Series 1999-A A2,
               5.47% due 08/15/01 ................        18,501
      231,010  MMCA Automobile Trust,
               Series 1997-1 A4,
               6.17% due 04/15/03 ................       231,005
      292,795  Onyx Acceptance Auto Trust,
               Series 1999-C A2, 0
               6.18% due 04/15/02 ................       292,792
    4,300,000  Onyx Acceptance Auto Trust,
               Series 1999-D A4,
               7.00% due 11/15/04 ................     4,372,730
       34,510  Premier Auto Trust,
               Series 1997-1 A4,
               6.35% due 04/06/02 ................        34,511

72

  The accompanying notes are an integral part of these financial statements.

                                                        THE MONTGOMERY FUNDS
                                                      SHORT DURATION GOVERNMENT
                                                              BOND FUND
                                                             Investments

PRINCIPAL AMOUNT                                    VALUE (NOTE 1)
ASSET-BACKED SECURITIES - CONTINUED
$   3,600,000  Premier Auto Trust,
               Series 1999-1 A4,
               5.82% due 10/08/03 ................  $  3,600,900
      988,448  Residential Asset Securities
               Corporation,
               Series 1998-KSI AI4,
               6.39% due 11/25/22 ................       984,277
      663,029  The Money Store Home Equity
               Trust,
               Series 1994-D A5,
               8.93% due 06/15/22 ................       676,664
    1,089,408  The Money Store Home Equity
               Trust,
               Series 1996-B A7,
               7.55% due 02/15/20 ................     1,092,134
      759,647  The Money Store Home Equity Trust,
               Series 1997-C AV,
               6.89% due 05/15/26 ................       759,516
      556,846  The Money Store Home Equity Trust,
               Series 1998-A AF3,
               6.13% due 09/15/16 ................       555,397
    1,870,000  Toyota Auto Lease Trust,
               Series 1997-A A3,
               6.45% due 04/26/04 ................     1,870,391
    3,000,000  Toyota Auto Lease Trust,
               Series 1998-B A3,
               5.50% due 12/26/03 ................     2,984,158
      338,662  WFS Financial Owner Trust,
               Series 1999-C A1,
               6.41% due 07/20/02 ................       338,764

TOTAL ASSET-BACKED SECURITIES
(Cost $44,017,030) ...............................    44,045,860
                                                      ----------
CORPORATE BONDS AND NOTES - 4.7%
    3,000,000  Bloomingdale Life Time Fitness
               Ltd., Bonds,
               6.800% due 01/01/20++ .............     3,000,000
    3,000,000  Inter-American Development Bank,
               Bonds, 7.000% due 06/16/03.........     3,091,050
    1,000,000  International Bank
               Reconstruction & Development,
               Bonds,
               7.000% due 01/27/05 ...............     1,045,000
    1,300,000  KFW International Finance, Notes,
               7.000% due 02/15/05 ...............     1,361,750
    1,115,000  Province of Manitoba,
               Debentures, 6.750% due 03/01/03 ...     1,134,513

TOTAL CORPORATE BONDS AND NOTES
(Cost $9,496,428) ................................     9,632,313
                                                      ----------
FEDERAL HOME LOAN BANK (FHLB) - 1.1%
CMOs:
      500,000  3.530% (FLTR) due 07/29/03 ........       463,678

PRINCIPAL AMOUNT                                    VALUE (NOTE 1)
$   1,637,944  7.400% (FLTR) due 02/15/03 ........     $ 1,652,865
      105,643  5.500% (FLTR) due 03/15/07 ........         105,345

TOTAL FEDERAL HOME LOAN BANK
(Cost $2,203,268) ................................       2,221,888
                                                        ----------

FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) - 19.3%
CMOs:
    4,201,972  16D (TAC), 10.000% due 10/15/19 ...     4,446,703
    1,690,659  1166D (AD), 8.000% due 02/15/05 ...     1,686,653
    1,000,000  1606G (PAC), 5.750% due 01/15/08 ..       994,870
      249,787  1659PE (PAC), 5.750% due  05/15/07.       248,961
    1,500,000  1661PG, 6.000% due 03/15/08 .......     1,495,890
       53,241  1694PE (PAC), 5.750% due 03/15/19 .        53,097
    3,648,362  2098VA (PAC), 6.000% due 10/15/05 .     3,647,793
      974,549  2106BC (PAC), 5.500% due 06/15/17 .       965,380
    3,123,952  2114VM (AD), 6.000% due 09/15/04 ..     3,124,930
    8,186,555  2121TA (PAC), 6.000% due 04/15/08 .     8,168,004
    3,111,560  2122VA (AD), 6.000% due 09/15/05 ..     3,113,489
    2,222,670  2158PC (PAC), 6.000% due 11/15/06 .     2,216,291
    1,612,820  TBA, Feb. 30 Yr., 6.500% due
               02/25/19 ..........................     1,606,213
                                                      ----------
                                                      31,768,274
Notes:
    1,000,000  5.500% (FLTR), due 05/19/03 .......       961,819
Pass-throughs:
    3,133,534  Gold Pool #L74747, 5.500% due
               05/01/03 ..........................     3,080,656
    1,598,229  Pool #555472, 9.750% due
               07/01/11 ..........................     1,686,631
      273,961  Pool #781039, 6.500% due
               06/01/30 ..........................       273,794
      516,108  Pool #L74798, 5.000% due
               08/01/03 ..........................       498,818
    1,022,281  Pool #L74820, 5.000% due
               09/01/03 ..........................       988,035
                                                      ----------
                                                       6,527,934

TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION
(Cost $39,169,919) ...............................    39,258,027
                                                      ----------

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) - 37.2%
Agencies:
    4,090,000  6.030% , MTN, due 06/19/03 ........     4,077,804

CMOs:
      146,615  1992-165K (PO), 0.000% due
               09/25/22 ..........................       145,056
      119,864  1993-214EA (PAC), 5.300% due
               03/25/07 ..........................       119,302
      799,000  1993-99D (AD), 6.700% due
               03/25/04 ..........................       809,019
    7,065,000  1994-104PH, 6.500% due 06/25/22 ...     7,118,553
      653,859  1994-23PT (PAC), 5.125% due
               07/25/17 ..........................       650,590
      165,716  1994-23PV (PAC), 5.125% due
               07/25/17 ..........................       164,805
    2,500,000  1994-39PG (PAC), 6.150% due
               06/25/20 ..........................     2,491,400
    4,449,422  1999-11B (AD), 5.500% due
               04/25/07 ..........................     4,392,380

                                                                             73

  The accompanying notes are an integral part of these financial statements.

  THE MONTGOMERY FUNDS
SHORT DURATION GOVERNMENT
        BOND FUND
       Investments

PRINCIPAL AMOUNT                                    VALUE (NOTE 1)
FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) - CONTINUED
CMOs: continued
$   3,964,124  1999-34VE (AD), 6.500% due
               09/25/05...........................  $  3,998,965
                                                      ----------
                                                      19,890,070
Pass-throughs:
      785,519  Pool #B00688, 9.000% due 09/01/05 .       798,683
    1,145,074  Pool #E40290, 8.500% due 06/01/07 .     1,181,394
      466,103  Pool #G10007, 8.500% due 03/01/06 .       481,215
      365,999  Pool #L74820, 6.32% due 03/06/02 ..       366,186
    3,936,294  Pool #100220, 8.000% due 07/15/16 .     4,074,064
    2,326,127  Pool #251412, 8.500% due 10/01/27 .     2,390,822
      781,698  Pool #252432, 5.000% due 02/01/09 .       751,926
    2,253,803  Pool #323193, 9.000% due 09/01/07 .     2,318,952
    1,466,193  Pool #343, 8.000% due 01/01/09 ....     1,500,099
    1,019,655  Pool #348144, 8.500% due 04/01/10 .     1,056,139
    1,486,613  Pool #420599, 5.000% due 03/01/27 .     1,379,299
      755,174  Pool #457220, 10.000% due 09/01/12.       804,732
      599,705  Pool #458005, 9.000% due 08/15/09 .       616,314
    3,440,520  Pool #458009, 8.500% due 09/20/10 .     3,548,976
      104,453  Pool #500217, 6.500% due 06/01/14 .       104,420
    9,022,475  Pool #535580, 8.000% due 09/01/15 .     9,279,052
      460,782  Pool #70851, 9.500% due 06/01/06 ..       472,389
    3,385,758  Pool #736001, 9.500% due 01/01/06 .     3,527,405
    2,000,000  TBA May, 30 Yr., 6.500%
               due 05/01/28 ......................     1,972,500
   14,618,000  TBA Jan., 30 Yr., 7.500% due
               01/01/30...........................     14,832,738
                                                       ----------
                                                       51,457,305
Tiered Payments:
        4,447  Pool #730288, 8.500% due 07/01/06 .          4,527

TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION
(Cost $74,434,141) ...............................     75,429,706
                                                       ----------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) - 7.8%
CMO's:
    1,688,361  1996-22VA (AD), 7.000% due
               01/16/05 ..........................     1,715,402
    2,533,198  1998-18VK (AD), 6.500% due
               07/20/05 ..........................     2,555,561
                                                       ---------
                                                       4,270,963
Pass-throughs:
        5,792  Pool #1123, 10.500% due 01/20/19...         6,257
    3,472,118  Pool #354782, 8.000% due 03/15/24 .     3,557,836
    2,108,986  Pool# 781039, 6.500% due 05/15/29 .     2,087,897
    5,750,000  TBA Jan., 30 Yr., 7.500% due
               01/15/30 ..........................     5,829,063
                                                      ----------
                                                      11,481,053

TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
(Cost $15,779,413) ...............................    15,752,016
                                                      ----------

PRINCIPAL AMOUNT                                    VALUE (NOTE 1)
MUNICIPAL BONDS AND NOTES - 2.1%
$   2,900,000   Delaware County, Pennsylvania,
               College Authority Revenue,
               6.700% due 10/01/25................   $ 2,900,000
    1,400,000  Pennsylvania Economic
               Development, Financing
               Authority, 6.700% due 09/01/14.....     1,400,000

TOTAL MUNICIPAL BONDS
(Cost $4,300,000) ................................     4,300,000
                                                      ----------
U.S. TREASURY NOTES - 15.4%
   13,700,000  U.S. Treasury Note, 4.250% due
               11/15/03 ..........................    13,372,296
   17,590,000  U.S. Treasury Note, 6.375% due
               08/15/02...........................    17,892,513

TOTAL U.S. TREASURY NOTES
(Cost $31,133,940) ...............................    31,264,809
                                                      ----------
SHARES
MONEY MARKET FUND - 0.1%
      168,462  Chase Vista Federal Money Market
               Fund
               (Cost $168,462)....................       168,462

TOTAL SECURITIES
(Cost $220,702,601) ..............................   222,073,081
                                                     -----------
PRINCIPAL AMOUNT
REPURCHASE AGREEMENT - 1.4%
   $2,804,000  Agreement with Greenwich Capital
               6.700% dated 12/29/00 to be
               repurchased at $2,805,566 on
               01/02/01, collateralized by
               $2,860,080 market value of U.S.
               government and mortgage-backed
               securities, having various
               maturities and interest rates
               (Cost $2,804,000)..................     2,804,000

TOTAL INVESTMENTS - 110.8%
(Cost $223,506,601*) .............................   224,877,081
                                                     -----------
OTHER ASSETS AND LIABILITIES - (10.8%)
(Net) ............................................  (21,828,285)
                                                     -----------
NET ASSETS - 100.0% ............................... $ 203,048,796
                                                     ===========

74

  The accompanying notes are an integral part of these financial statements.

                                                          THE MONTGOMERY FUNDS
                                                           CALIFORNIA TAX-FREE
                                                         INTERMEDIATE BOND FUND
                                                          Portfolio Highlights
                                                              (Unaudited)

INVESTMENT REVIEW

Q: HOW DID THE FUND PERFORM DURING THE SIX MONTHS ENDED DECEMBER 31, 2000?

A: In a banner market for California municipal bonds, the Fund returned 5.27%, versus a return of 4.53% for its benchmark, the Merrill Lynch California Intermediate Municipal Bond Index, and a return of 5.34% for the Lipper California Intermediate Municipal Debt Funds Average.

In recognition of the Fund's strong long-term track record, it was awarded a five-star rating by Morningstar for its risk-adjusted returns for the period ended December 31, 2000, among 1,722 municipal bond funds. It was also awarded five stars for the three- and five-year periods ended December 31, 2000, among 1,722 and 1,479 municipal bond funds, respectively.*

Q: WHAT WAS THE BOND MARKET ENVIRONMENT LIKE DURING THE SIX-MONTH PERIOD?

A: Nearly all segments of the bond market enjoyed a significant rally as interest rates declined; when yields decline, bond prices rise. Economic growth slowed from the torrid pace it had set in early 2000, diminishing fears that rapid growth would lead to inflation - a negative for the bond market. Market sentiment began to reflect the expectation that the Federal Reserve Board would shift from a bias toward raising short-term interest rates to a stance favoring rate cuts to head off a recession. The one exception to this story was corporate bonds, which faltered due to concerns that slower economic growth would lead to increasing problems with credit quality.

Q: HOW DID MUNICIPAL BONDS FARE?

A: In the muni market, technical issues - those of supply and demand - played a significant part in causing that market to perform quite well relative to its taxable counterparts, especially on a tax-adjusted basis. A lack of new issue supply - which was down about 20% from the same time last year - combined with high demand caused municipal yields to fall sharply, with a concurrent increase in price. Demand was sparked by the volatility of the stock market, from which investors funneled significant assets due to equity market troubles. Many chose to reinvest in the municipal bond market. Munis offered exemption from taxes as well as security, as investors felt that they were more immune to an economic slowdown than were corporate bonds.

Q: HOW WAS THE MARKET FOR CALIFORNIA MUNICIPAL BONDS, SPECIFICALLY?

A: California represented a more intense version of the national muni market. More than $1 billion worth of new issuance came to market from September through November, but overall new issue supply was well off the previous year's levels. At the same time, there was insatiable demand for California muni bonds, as stock market investors - many of whom had become enamored of the high-

----------------------------------------------
             PORTFOLIO MANAGEMENT
----------------------------------------------

William Stevens ..... Senior Portfolio Manager

----------------------------------------------
                FUND PERFORMANCE
----------------------------------------------
         Average annual total returns
         for the period ended 12/31/00
----------------------------------------------
        MONTGOMERY CALIFORNIA TAX-FREE
            INTERMEDIATE BOND FUND

Since inception (7/1/93) ..............  5.24%
One year ..............................  9.32%
Five years ............................  5.17%
----------------------------------------------

          MERRILL LYNCH CALIFORNIA
      INTERMEDIATE MUNICIPAL BOND INDEX

Since 6/30/93 .........................  4.75%
One year ..............................  7.92%
Five years ............................  5.10%
----------------------------------------------

You cannot invest directly in an index.
Past performance is no guarantee of future results.
Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost.

Portfolio holdings are subject to change and should not be considered a recommendation to buy individual securities.

EDGAR REPRESENTATION OF DATA POINTS USED IN A PRINTED GRAPHIC


GROWTH OF A $10,000 INVESTMENT

Montgomery California Tax-Free Intermediate Bond Fund
July ' 00          $14,120
Aug                $14,346
Sept               $14,270
Oct                $14,341
Nov                $14,412
Dec                $14,674

Index (Merrill Lynch)(1)
July ' 00          $13,714
Aug                $13,855
Sept               $13,810
Oct                $13,940
Nov                $14,012
Dec                $14,194

Index (Lipper)(2)
July ' 00          $13,826
Aug                $14,040
Sept               $13,985
Oct                $14,075
Nov                $14,144
Dec                $14,397

(1) The Merrill Lynch California Intermediate Municipal Bond Index is composed of those issues contained in the broader Merrill Lynch California Municipal Bond Index whose maturities range from three to seven years.

(2) The Lipper California Intermediate Municipal Debt Funds Average universe consists of 12 funds.


                   Call toll-free 800.572.FUND [3863]                        75

 THE MONTGOMERY FUNDS
  CALIFORNIA TAX-FREE
INTERMEDIATE BOND FUND
 Portfolio Highlights
     (Unaudited)

flying technology sector, which has many companies headquartered in California - exited the equity market, looking for more-stable investments among municipal bonds. Investors eager to snatch up the meager supply drove prices up. As a result, California municipals performed exceptionally well.

Q: HOW DID YOU POSITION THE FUND DURING THE PERIOD?

A: We began the period with essentially the same average maturity and duration -a measure of the Fund's sensitivity to interest rates - as the benchmark's. In July and August, the lack of supply and added demand encouraged us to maintain a slightly longer duration than those of the Fund's peers. This strategy helped our relative performance through the end of the year.

Q: WHAT IS YOUR OUTLOOK?

A: The U.S. economy will most probably encounter some difficulties in 2001 because of reduced consumer and business spending. We also believe that global economic growth will continue to soften. As a result, we think the Federal Reserve Board might fail to lower interest rates fast enough to avoid a "hard landing" - where economic growth slows so fast that the economy falls into a recession. The Fed surprised the market with an unexpected 0.50 percentage point decrease in short-term rates early in 2001. Whether that was soon enough to head off problems remains to be seen. This backdrop should benefit the bond market, because fixed-income securities offer lower risk than do stocks. As far as municipals are concerned, it appears that supply will not increase. We therefore believe that munis should continue to outpace taxable fixed- income alternatives. We intend to seek out an overall higher-credit-quality profile for the Fund, because a slowing economy could affect revenues for municipalities.

-----------------------------------------
       TOP TEN LONG-TERM HOLDINGS
-----------------------------------------
  (as a percentage of total net assets)

California State, 6.125% due
   10/01/11 .......................  8.1%
Southern California, Public Power
   Authority Revenue (FSA Insured),
   6.750% due 07/01/12 ............  6.3%
Riverside County, California,
   Transportation Commission
   Sales Tax Revenue, Series A
   (FGIC Insured), 6.000%
   due 06/01/09 ...................  5.9%
San Diego Transportation Authority,
   4.150% due 01/11/01 ............  5.5%
Anaheim, California, Public
   Financing Authority, Lease
   Revenue, Series C (FSA Insured),
   6.000% due 09/01/12 ............  4.0%
Sacramento, California,
   Municipal Utilities, Electric
   Revenue Refunding, Series A
   (MBIA Insured),
   6.250% due 08/15/10 ............  2.5%
Commonwealth of Puerto Rico,
   Highway and Transportation
   Authority Revenue, Refunding,
   Series X (MBIA-IBC Insured),
   5.500% due 07/ 01/13 ...........  2.3%
Commonwealth of Puerto Rico,
   Electric Power Authority
   Revenue, Refunding, Series S
   (MBIA-IBC Insured),
   7.000% due 07/01/06 ............  2.2%
Castaic Lake, California, Water
   Agency, Certificates of
   Participation, Refunding,
   Water System Improvement
   Project, Series A
   (MBIA Insured),
   7.250% due 08/01/08 ............  2.1%
San Francisco City & County
   International Airport
   Revenue, AMT Second Series,
   8.000% due 05/01/09 ............  2.0%

-----------------------------------------
            INVESTMENT GRADE
-----------------------------------------
  (as a percentage of total net assets)

Aaa ..............................  78.6%
Aa ...............................  10.2%
A ................................   0.8%
Baa ..............................   1.5%
Nonrated .........................   8.9%

A portion of income may be subject to some state and/ or local taxes, and, for certain investors, a portion may be subject to the federal alternative minimum tax.

* Morningstar proprietary ratings on U.S.-domiciled funds reflect historical risk-adjusted performance as of 12/31/00. Ratings are subject to change monthly, and past performance is no guarantee of future results. Morningstar ratings on U.S.-domiciled funds are calculated from a fund's three-, five- and 10-year average annual returns (if applicable) in excess of 90-day Treasury bill returns with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day T-bill returns. The top 10% of the funds in a broad asset class receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. Ratings are for Class R shares only; other classes may vary.


76                      visit www.montgomeryfunds.com

                                                          THE MONTGOMERY FUNDS
                                                           CALIFORNIA TAX-FREE
                                                         INTERMEDIATE BOND FUND
                                                               Investments
PORTFOLIO INVESTMENTS
December 31, 2000 (Unaudited)

PRINCIPAL AMOUNT                                    VALUE (NOTE 1)
MUNICIPAL BONDS AND NOTES - 98.6%
               CALIFORNIA - 89.5%
   $1,000,000  Anaheim, California, Public
               Financing Authority, Lease
               Revenue, Series C
               (FSA Insured),
               6.000% due 09/01/12 ...............  $  1,155,000
      300,000  California Educational Authority
               Revenue, University of San
               Francisco,
               4.050% due 04/01/02 ...............       299,250
      250,000  California Educational Authority
               Revenue, University of San
               Francisco
               (MBIA Insured),
               6.000% due 10/01/08 ...............       281,250
       80,000  California Public Works Board High
               Technology Lease Revenue, San Jose
               Facilities, Series A (AMBAC
               Insured),
               7.750% due 08/01/06 ...............        89,600
      300,000  California Public Works Board
               Lease Revenue, Secretary of State,
               Series A (AMBAC Insured),
               6.200% due 12/01/05 ...............       329,625
               California State:
      115,000  7.000% due 04/01/06 ...............       130,813
      250,000  7.000% due 04/01/06 ...............       284,375
      100,000  6.500% due 02/01/08 ...............       114,500
      500,000  6.000% due 02/01/09 ...............       562,500
      145,000  7.000% due 08/01/09 ...............       173,819
      125,000  6.300% due 09/01/11 ...............       147,344
    2,015,000  6.125% due 10/01/11 ...............     2,342,437
      100,000  6.250% due 09/01/12 ...............       117,750
      400,000  5.500% due 04/01/13 ...............       441,500
      265,000  California State Public Works
               Board, Lease Revenue Department of
               Corrections,
               Series A (AMBAC Insured),
               6.000% due 01/01/06 ...............       288,850
      495,000  California State Public Works
               Board, Lease Revenue Various
               Community College Projects, Series
               A (AMBAC Insured),
               6.000% due 03/01/05 ...............       533,362
       70,000  California State Veterans Bonds,
               Series AL (AMBAC Insured),
               9.600% due 04/01/01 ...............        70,986
      100,000  California State, Veterans Bonds,
               Series AT,
               9.500% due 02/01/10 ...............       138,125
      250,000  California Statewide Communities
               Development Authority Revenue
               Certificates of Participation
               (Sutter Health System Group),
               6.500% due 07/01/04 ...............       270,937

PRINCIPAL AMOUNT                                    VALUE (NOTE 1)
               CALIFORNIA - CONTINUED
               Castaic Lake, California, Water
               Agency, Certificates of
               Participation, Refunding, Water
               System Improvement Project,
               Series A (MBIA Insured):
$     150,000  7.250% due 08/01/07 ...............  $    176,437
      500,000  7.250% due 08/01/08 ...............       600,000

               Chino Basin, California, Regional
               Financing Authority Revenue,
               Municipal Water and District Sewer
               Systems Project (AMBAC Insured):
      500,000  7.000% due 08/01/06 ...............       571,875

      240,000  7.000% due 08/01/08 ...............       284,100

      100,000  Coalinga, California, Public
               Financing Authority Revenue,
               Series A
               (AMBAC Insured),
               5.850% due 09/15/13 ...............       112,625
               Commerce, California, Community
               Development Commission, Tax
               Allocation, Merged Redevelopment
               Project,
               Series A Refunding:
      100,000  5.100% due 08/01/04 ...............       101,750
      190,000  5.200% due 08/01/05 ...............       194,512
      120,000  5.500% due 08/01/09 ...............       125,400
      300,000  Contra Costa, California,
               Transportation Authority, Series A
               (FGIC Insured),
               6.000% due 03/01/05 ...............       323,250
      250,000  Elsinore Valley, California,
               Municipal Water District,
               Certificates of Participation,
               Refunding, Series A (FGIC
               Insured),
               6.000% due 07/01/12 ...............       288,125
               Emeryville, California, Public
               Financing Authority Housing
               Revenue:
      140,000  5.600% due 09/01/06 ...............       148,225
      130,000  5.600% due 09/01/06 ...............       141,213
      290,000  Fresno, California, Sewer Revenue,
               Series A (MBIA Insured),
               6.000% due 09/01/07 ...............       322,625
               La Mesa, California, Improvement
               Board, Assessment District No.
               98-1:
      180,000  4.900% due 09/02/04 ...............       180,900
      100,000  5.500% due 09/02/11 ...............       101,625
      175,000  Lafayette, California,  Elementary
               School District,
               6.900% due 05/15/06 ...............       197,969
      100,000  Lancaster, California, Community
               Facilities District No.91-1,
               4.600% due 11/01/01 ...............       100,106

  The accompanying notes are an integral part of these financial statements.

 THE MONTGOMERY FUNDS
  CALIFORNIA TAX-FREE
INTERMEDIATE BOND FUND
      Investments


PRINCIPAL AMOUNT                                    VALUE (NOTE 1)
MUNICIPAL BONDS AND NOTES - CONTINUED
               CALIFORNIA - CONTINUED
$      50,000  Los Angeles County Public Works,
               Revenue Anticipation Notes,
               4.500% due 03/01/01 ...............  $     50,074
      200,000  Los Angeles County, California,
               Certificates of Participation,
               6.708% due 06/01/15 ...............       205,304
      300,000  Los Angeles County, California,
               Certificates of Participation,
               Antelope Valley Courthouse, Series
               A,
               5.750% due 11/01/15 ...............       339,000
      180,000  Los Angeles County, California,
               Transportation Commission, Sales
               Tax Revenue, Proposition C, Series
               A,
               6.200% due 07/01/04 ...............       192,600
      250,000  Mammoth, California, Community
               Water District,
               5.100% due 09/02/07 ...............       251,875
               Manteca, California, School
               District, Community Facilities
               District No. 89-1:
      120,000  5.400% due 09/01/10 ...............       120,750
      170,000  5.450% due 09/01/11 ...............       171,063
      200,000  Oakland, California, Redevelopment
               Agency Tax Allocation Notes,
               Central District Redevelopment
               (MBIA Insured),
               5.000% due 09/01/13 ...............       211,500
      250,000  Ontario, California, Redevelopment
               Financing Authority, Revenue
               Refunding (Ontario Redevelopment
               Project No. 1)  (MBIA Insured),
               6.550% due 08/01/06 ...............       280,312
      500,000  Orange County, California, Tax &
               Revenue Anticipation Notes
               Authority Revenue (MBIA Insured),
               6.000% due 02/15/08 ...............       558,125
               Piedmont, California, School
               District, Series A:
       75,000  8.300% due 08/01/01 ...............        76,972
       45,000  7.100% due 08/01/02 ...............        47,194
               Series C (MBIA Insured),
       40,000  7.100% due 08/01/02 ...............        40,815
               Pleasanton, California, Unified
               School District, Series E (FGIC
               Insured):
      100,000  8.250% due 08/01/05 ...............       117,000
      200,000  8.250% due 08/01/06 ...............       240,500
               Port of Redwood City, California:
      170,000  4.000% due 06/01/01 ...............       170,003
      160,000  4.100% due 06/01/02 ...............       159,400
      185,000  4.200% due 06/01/03 ...............       184,075
      190,000  4.350% due 06/01/04 ...............       188,575
      210,000  4.600% due 06/01/06 ...............       208,950
      225,000  4.800% due 06/01/08 ...............       224,719
PRINCIPAL AMOUNT                                    VALUE (NOTE 1)
               CALIFORNIA - CONTINUED
$      200,000 Rancho, California, Water District
               Financing Authority, Revenue
               Refunding (FGIC Insured),
               6.500% due 11/01/05 ...............  $    221,500
    1,500,000  Riverside County, California,
               Transportation Commission Sales
               Tax Revenue, Series A (FGIC
               Insured),
               6.000% due 06/01/09 ...............     1,695,000
      625,000  Sacramento, California, Municipal
               Utilities, Electric Revenue
               Refunding, Series A  (MBIA
               Insured),
               6.250% due 08/15/10 ...............       721,875
    1,600,000  San Diego Transportation
               Authority,
               4.150% due 01/11/01 ...............     1,600,000
               San Francisco City & County
               International Airport Revenue, AMT
               Second Series :
      445,000  8.000% due 05/01/06 ...............       522,319
      500,000  8.000% due 05/01/09 ...............       588,125
      240,000  San Mateo-Foster City, California,
               School District (MBIA Insured),
               7.750% due 08/01/06 ...............       283,200
               Santa Rosa, California, Central
               Packaging Service Facilities,
               Refunding:
      200,000  4.800% due 07/02/06 ...............       203,000
      100,000  4.900% due 07/02/07 ...............       101,375
      170,000  5.100% due 07/02/09 ...............       173,613
               South Tahoe, California, Joint
               Powers Financing Authority (South
               Tahoe Development Project), Series
               A:
       95,000  4.400% due 10/01/06 ...............        94,525
      105,000  4.625% due 10/01/08 ...............       105,131
      100,000  4.500% due 10/01/07 ...............        99,750
    1,500,000  Southern California, Public Power
               Authority Revenue (FSA Insured),
               6.750% due 07/01/12 ...............     1,830,000
      255,000  Tulare, California, Waste Water
               System Revenue,
               4.450% due 03/01/04 ...........           255,319
               Walnut Valley, California, School
               District, Series A (MBIA Insured):
      100,000  6.850% due 08/01/07 ...............       115,750
      215,000  8.000% due 08/01/09 ...............       271,437
      400,000  Westminster, California,
               Redevelopment Agency Multi-family
               Revenue
               (Brookhurst Royale Project)
               (LOC:Union Bank of California),
               4.800% due 12/01/33 ...........           400,000
               Wiseburn, California, School
               District, Series A (FGIC Insured):
      360,000  6.875% due 08/01/06 ...............       410,400
      395,000  6.875% due 08/01/07 ...............       457,706
                                                      ----------
                                                      25,931,591

  The accompanying notes are an integral part of these financial statements.

                                                          THE MONTGOMERY FUNDS
                                                           CALIFORNIA TAX-FREE
                                                         INTERMEDIATE BOND FUND
                                                               Investments

PRINCIPAL AMOUNT                                    VALUE (NOTE 1)
MUNICIPAL BONDS AND NOTES - CONTINUED
               PUERTO RICO - 9.1%
   $  135,000  Commonwealth of Puerto Rico,
               5.700% due 07/01/09 ...............  $    146,644
      550,000  Commonwealth of Puerto Rico,
               Electric Power Authority Revenue,
               Refunding, Series S (MBIA-IBC
               Insured),
               7.000% due 07/01/06 ...............       629,750
      595,000  Commonwealth of Puerto Rico,
               Highway and Transportation
               Authority Revenue, Refunding,
               Series X  (MBIA-IBC Insured),
               5.500% due 07/01/13 ...............       657,475
      220,000  Commonwealth of Puerto Rico,
               Infrastructure Financing Authority
               Special Obligation Bonds, Series
               A,
               4.750% due 10/01/05 ...............       227,425
      375,000  Commonwealth of Puerto Rico,
               Public Improvement Bonds (MBIA
               Insured),
               5.250% due 07/01/12 ...............       406,875
      500,000  Commonwealth of Puerto Rico,
               Revenue Bonds, Refunding (FSA
               Insured),
               5.500% due 07/01/11 ...............       551,875
                                                      ----------
                                                       2,620,044


TOTAL INVESTMENTS - 98.6%
(Cost $27,603,261*) ..............................  $ 28,551,635

OTHER ASSETS AND LIABILITIES - 1.4%................
(Net) ............................................       415,688
                                                      ----------
NET ASSETS - 100.0% ...............................   $ 28,967,323
                                                       ==========


      The Montgomery California Tax-Free Money Fund concentrates in California municipal securities. Certain California constitutional amendments, legislative measures, executive orders, administrative regulations, court decisions and voter initiatives could result in certain adverse consequences, including impairing the ability of certain issuers of California municipal securities to pay principal and interest on their obligations.

  The accompanying notes are an integral part of these financial statements.

THE MONTGOMERY FUNDS
MONEY MARKET FUNDS
Portfolio Highlights
(Unaudited)

INVESTMENT REVIEW

Q: HOW HAVE THE FUNDS PERFORMED DURING THE SIX MONTHS ENDED DECEMBER 31, 2000?

A: The Montgomery Government Money Market Fund and the Montgomery Federal Tax-Free Money Fund both performed very well over the six-month period. These Funds returned 3.16% and 1.91%, respectively, compared with their benchmarks, the Lipper U.S. Government Money Market Funds Average and the Lipper Tax-Exempt Money Market Funds Average, which returned 2.98% and 1.83%, respectively. The Montgomery California Tax-Free Money Fund returned 1.68%, versus a 1.62% return for its benchmark, the Lipper California Tax-Exempt Money Market Funds Average.

Q: WHAT FACTORS CHARACTERIZED THE MONEY MARKETS DURING THE PAST SIX MONTHS?

A: There was a major change in the interest rate environment. The Federal Reserve Board held interest rates steady, but a backdrop of slowing economic growth, an easing labor market and moderate inflation led market sentiment to shift as the period progressed. Instead of looking for higher interest rates, investors began anticipating a lowering of short-term rates to keep the economy from sliding into recession. In December 2000 the Fed shifted from a bias toward raising rates to cool growth and head off inflation, to a bias toward lowering rates to help sustain economic growth and revitalize the credit markets.

In June 2000 the prospectus for the Montgomery Government Money Market Fund was revised to allow the Fund to pursue investments in commercial paper and other corporate issues. Since the change we have concentrated our holdings in that sector in only the highest-quality issuers, given our concern about deteriorating credit quality and our commitment to a conservative strategy.

On the municipal side, a lack of supply coupled with torrid demand caused money market yields to decline. Because of the strong presence of Internet firms in California, money flooded into the municipal money markets as investors pulled their assets out of rapidly falling technology stocks and funneled them into safer short-term money market securities. Another issue that arose in the municipals market was a discussion of what effect the tax cut pursued by George W. Bush might have on demand in the market, if a new tax package were to alter tax brackets.

Q: WHAT IS YOUR CURRENT OUTLOOK FOR MONEY MARKET INSTRUMENTS?

A: Just days into 2001, the Fed surprised the market with a 0.50 percentage point decrease in the federal funds rate that it implemented between its December 2000 and late January 2001 meetings - a rare move. The Fed was clearly concerned about liquidity in the fixed-income market and that the economy might be slipping too far too fast. The market is currently pricing in further Fed rate cuts through the beginning of 2001, amid concerns that perhaps the Fed might not ease rates fast enough to halt the slowdown in the economy. If that is indeed the case, we could witness a protracted slowdown - and perhaps a recession - which would mean an extended period of declining interest rates.

Past performance is no guarantee of future results. Yields will fluctuate. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although these Funds seek to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Funds. A portion of income may be subject to some state and/or local taxes, and, for certain investors, a portion may be subject to the federal alternative minimum tax. Fund performance presented is for Class R shares only. You cannot invest directly in an index.

--------------------------------------------
            PORTFOLIO MANAGEMENT
--------------------------------------------

William Stevens ... Senior Portfolio Manager

--------------------------------------------
             FUND PERFORMANCE
--------------------------------------------
  MONTGOMERY GOVERNMENT MONEY MARKET FUND

Since inception (9/14/92) .........   4.75%
One year ..........................   6.11%
Five years ........................   5.26%
One-day yield .....................   6.17%
Seven-day yield ...................   6.14%

-------------------------------------------
   LIPPER U.S. GOVERNMENT MONEY MARKET
              FUNDS AVERAGE

Since 9/30/92 .....................   4.52%
One year ..........................   5.71%
Five years ........................   5.00%

-------------------------------------------
MONTGOMERY CALIFORNIA TAX-FREE MONEY  FUND

Since inception (9/30/94) .........   2.99%
One year ..........................   3.13%
Five years ........................   2.88%
One-day yield .....................   3.72%
Seven-day yield ...................   3.61%

-------------------------------------------
 LIPPER CALIFORNIA TAX-EXEMPT
   MONEY MARKET FUNDS AVERAGE

Since 9/30/94                         2.95%
One year                              3.09%
Five years                            2.86%

-------------------------------------------
              MONTGOMERY
      FEDERAL TAX-FREE MONEY FUND

Since inception (7/15/96)             3.22%
One year                              3.71%
Three years                           3.17%
One-day yield                         4.30%
Seven-day yield                       4.00%

-------------------------------------------
           LIPPER TAX-EXEMPT
      MONEY MARKET FUNDS AVERAGE

Since 7/31/96                         3.07%
One year                              3.52%
Three years                           3.05%

-------------------------------------------


80                      visit www.montgomeryfunds.com

                                                        THE MONTGOMERY FUNDS
                                                       GOVERNMENT MONEY MARKET
                                                               FUND
                                                            Investments
PORTFOLIO INVESTMENTS
December 31, 2000 (Unaudited)

PRINCIPAL
AMOUNT                                            VALUE (NOTE 1)
FEDERAL FARM CREDIT BANK (FFCB) - 11.8%
$ 30,000,000  Discount Note due 01/19/01 ........  $ 29,907,450
   3,390,000  6.280% due 01/22/01#...............     3,389,155
   1,000,000  5.510% due 01/25/01#...............       999,228
  29,027,000  Discount Note due 01/30/01 ........    28,877,817
  10,700,000  Discount Note due 02/01/01 ........    10,641,261
  10,000,000  6.894% due 02/01/01#...............    10,000,000
     500,000  5.520% due 02/05/01 ...............       499,514
   8,000,000  6.520% due 03/01/01 ...............     7,998,803
   1,000,000  5.700% due 03/05/01 ...............       998,147
   1,235,000  5.125% due 04/02/01 ...............     1,230,519
     723,000  6.500% due 04/03/01 ...............       722,215
   1,000,000  5.875% due 07/02/01 ...............       995,096
  10,000,000  6.930% due 07/03/01 ...............     9,999,299
  10,000,000  6.413% due 11/01/01#...............     9,997,588
                                                  ------------
                                                    116,256,092

FEDERAL HOME LOAN BANK (FHLB) - 36.8%
 114,136,000  Discount Note due 01/05/01 ........   114,058,243
  50,000,000  Discount Note due 01/16/01 ........    49,867,083
   8,000,000  4.875% due 01/26/01 ...............     7,991,937
   3,000,000  5.125% due 01/26/01 ...............     2,997,269
  15,000,000  Discount Note due 01/30/01 ........    14,923,150
   1,000,000  6.350% due 02/01/01 ...............       999,675
     500,000  5.510% due 02/06/01# ..............       499,496
  19,000,000  6.390% due 02/07/01# ..............    18,997,450
   1,600,000  5.540% due 02/20/01# ..............     1,597,684
   1,000,000  Strips due 02/25/01 ...............       990,723
   1,000,000  5.190% due 03/01/01# ..............       997,887
   1,000,000  5.375% due 03/02/01 ...............       997,993
   1,750,000  5.495% due 03/02/01 ...............     1,746,961
   2,750,000  6.170% due 03/08/01# ..............     2,747,825
  10,000,000  6.375% due 03/13/01 ...............     9,994,320
   1,690,000  6.480% due 03/20/01# ..............     1,689,301
  10,000,000  6.750% due 05/04/01 ...............     9,993,816
   1,000,000  6.555% due 05/22/01 ...............       999,258
   5,000,000  7.125% due 05/22/01 ...............     4,999,449
  23,000,000  5.880% due 05/23/01# ..............    23,000,000
  23,000,000  6.509% due 07/17/01# ..............    22,992,552
   5,000,000  5.875% due 08/15/01 ...............     4,970,413
  40,000,000  6.420% due 08/15/01# ..............    39,982,997
  25,000,000  6.520% due 08/15/01# ..............    24,989,373
   1,000,000  5.200% due 08/24/01 ...............       990,647
                                                  ------------
                                                    364,015,502

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) - 1.2%
   1,021,467  6.000% due 01/01/01 ...............     1,017,636
      28,295  6.000% due 01/01/01 ...............        28,114
     123,319  6.000% due 01/01/01 ...............       122,529

PRINCIPAL
AMOUNT                                            VALUE (NOTE 1)
FEDERAL NATIONAL MORTGAGE ASSOCIATION
(FNMA) - CONTINUED
$    47,171  6.000% due 01/01/01 ................ $     46,868
      6,284  6.000% due 01/01/01 ................        6,244
    195,426  6.000% due 01/01/01 ................      194,174
      6,178  6.000% due 01/01/01 ................        6,138
  4,000,000  5.240% due 01/19/01 ................    3,952,754
    150,397  6.000% due 03/01/01 ................      149,433
    125,748  6.000% due 03/01/01 ................      124,943
     74,143  6.000% due 03/01/01 ................       73,668
    213,188  6.000% due 03/01/01 ................      211,822
     10,666  6.000% due 03/01/01 ................       10,598
  5,901,740  5.500% due 04/01/01 ................    5,848,256
     33,988  6.000% due 04/01/01 ................       33,770
    398,765  6.000% due 04/01/01 ................      396,328
     68,040  6.000% due 04/01/01 ................       67,604
                                                  ------------
                                                    12,290,879

ASSET-BACKED SECURITIES - 2.5%
             Chase Manhattan Auto Owner Trust,
             Series 2000-A A1,
 25,000,000  6.470% due 12/15/01 ................   25,000,000

CORPORATE BONDS AND NOTES - 4.8%
 5,000,000   American Express, Debentures,
             8.500% due 08/15/01 ................    5,059,143
 5,000,000   Associates Corporation of North
             America, Senior Notes,
             6.750% due 08/01/01 ................    4,999,676
 1,000,000   Beneficial Corporation, Notes,
             6.270% due 07/09/01 ................      997,907
 2,010,000   Citifinancial, Notes,
             8.250% due 11/01/01 ................    2,038,765
             General Electric Capital Corporation,
             Notes,
   925,000   6.020% due 05/04/01 ................      922,623
 1,000,000   6.330% due 09/17/01 ................      997,982
 2,000,000   6.150% due 11/05/01 ................    1,995,389
 5,000,000   General Motors Acceptance
             Corporation, Notes:
             6.875% due 07/15/01 ................    5,000,579
             International Lease Finance Corporation,
             Notes:
 3,500,000   5.770% due 06/01/01 ................    3,486,130
 1,200,000   6.230% due 09/25/01 ................    1,195,370
 5,000,000   Merrill Lynch & Co, Notes,
             6.020% due 04/20/01 ................    4,989,895
 2,000,000   Morgan Stanley Dean Witter, Senior
             Notes, 6.700% due 05/01/01 .........    1,999,553


                                                                            81
The accompanying notes are an integral part of these financial statements.

 THE MONTGOMERY FUNDS
GOVERNMENT MONEY MARKET
         FUND
     Investments

PRINCIPAL
AMOUNT                                            VALUE (NOTE 1)
CORPORATE BONDS AND NOTES - CONTINUED
$    145,000 Southern Bell Telephone,
             Debentures,
             4.375% due 04/01/01 ................ $    144,091
   4,000,000 Target Corporation, Notes,
             6.800% due 10/01/01 ................    4,001,004
   5,000,000 Wal-Mart Stores, Inc., Notes,
             6.150% due 08/10/01 ................    4,983,523
   4,500,000 Well Fargo Financial, Senior Notes,
             7.750% due 08/15/01 ................    4,530,305
                                                  ------------
                                                    47,341,935

STUDENT LOAN MARKETING ASSOCIATION (SLMA) - 2.1%
  10,000,000 6.550% due 02/14/01 ................    9,999,313
   3,000,000 5.220% due 02/23/01 ................    2,973,622
   6,500,000 5.196% due 03/02/01 ................    6,482,168
   1,000,000 5.520% due 04/05/01 ................      992,282
                                                  ------------
                                                    20,447,385

TENNESSEE VALLEY AUTHORITY - 1.1%
  11,075,000 5.000% due 01/19/01 ................   11,066,218

MONEY MARKET FUNDS - 0.0%@
         621 Chase Vista Federal Money Market
             Fund ...............................          621
           9 Chase Vista U.S. Government Money
             Market Fund ........................            9
                                                  ------------
                                                           630

TOTAL SECURITIES ................................  596,418,641

REPURCHASE AGREEMENTS - 39.3%
 134,714,250 Agreement with Chase Manhattan
             Bank, Tri-Party, 6.70% dated
             12/29/00, to be repurchased at
             $134,789,465 on 01/02/01,
             collateralized by $137,408,535
             market value of U.S. government
             and mortgage- backed securities,
             having various maturities and
             interest rates .....................  134,714,250
 5,429,750   Agreement with Countrywide,
             Tri-Party, 6.70% dated 12/29/00,
             to be repurchased at $5,432,782 on
             01/02/01, collateralized by
             $5,538,345 market value of U.S.
             government and mortgage-backed
             securities, having various
             maturities and interest rates ......    5,429,750
 104,151,250 Agreement with Greenwich Capital
             Markets, Tri-Party, 6.70% dated
             12/29/00, to be repurchased at
             $104,209,401 on 01/02/01,
             collateralized by $106,234,275
             market value of U.S. government
             and mortgage-backed securities,
             having various maturities and
             interest rates .....................  104,151,250

PRINCIPAL
AMOUNT                                            VALUE (NOTE 1)
$144,257,750 Agreement with Merrill Lynch,
             Tri-Party, 6.70% dated 12/29/00,
             to be repurchased at $144,338,294
             on 01/02/01, collateralized by
             $147,142,905 market value of U.S.
             government and mortgage-backed
             securities, having various
             maturities and interest rates ...... $144,257,750
                                                  ------------

TOTAL REPURCHASE AGREEMENTS .....................  388,553,000
                                                  ------------

TOTAL INVESTMENTS - 99.6%
(At amoritized cost*) ...........................  984,971,641

OTHER ASSETS AND LIABILITIES - 0.4%
(Net) ...........................................    4,132,091
                                                  ------------

NET ASSETS - 100.0% ............................. $989,103,732
                                                  ============

82
   The accompanying notes are an integral part of these financial statements.

                                                        THE MONTGOMERY FUNDS
                                                      CALIFORNIA TAX-FREE MONEY
                                                               FUND
                                                            Investments
PORTFOLIO INVESTMENTS
December 31, 2000 (Unaudited)

PRINCIPAL
AMOUNT                                            VALUE (NOTE 1)
MUNICIPAL BONDS AND NOTES - 102.1%
             CALIFORNIA - 101.7%
             Anaheim, California, Unified
             School District, Certificates of
             Participation:
$ 1,300,000  3.989% due 09/01/13#................ $ 1,300,000
  2,300,000  3.871% due 09/01/29#................   2,300,000
             California Department of Water:
 13,288,000  3.700% due 02/14/01 ................  13,288,000
  3,300,000  3.700% due 02/23/01 ................   3,300,000
    265,000  California Educational Facilities
             Authority Revenue, College &
             University Project, Series A,
             3.450% due 04/01/01 ................     264,023
  5,000,000  California Educational Facilities
             Authority Revenue, Pepperdine
             University, Series B,
             4.189% due 11/01/29#................   5,000,000
    605,000  California Health Facilities
             Financing Authority Revenue,
             Insured Health Facilities, Series A,
             4.000% due 09/01/01 ................     605,000
  8,500,000  California Schools Cash Reserves
             Authority, Series A,
             5.250% due 07/03/01 ................   8,540,017
  2,225,000  California School Facilities
             Financing Corporation Capital
             Improvement Financing Project,
             Series B,
             Certificates of Participation,
             4.150% due 07/01/24#................   2,225,000
  1,675,000  California School Facilities
             Financing Corporation, Series C,
             Certificates of Participation,
             Refunding,
             4.150% due 07/01/22#................   1,675,000
             California State:
    865,000  4.000% due 12/01/01 ................     865,679
    300,000  4.500% due 08/01/01 ................     301,062
 10,000,000  5.036% due 03/01/03#................  10,000,000
  3,070,000  9.000% due 04/01/01 ................   3,109,103
    865,000  California State Public Works
             Board Leasing Revenue, Department
             of Justice, Series D,
             4.250% due 11/01/01 ................     866,721
  5,000,000  California State, Educational
             Facilities,
             3.850% due 04/06/01 ................   5,000,000
    275,000  California, Corona Community
             Facilities District No. 86-2 A
             (AMBAC Insured),
             4.000% due 09/01/01 ................     275,165
  1,685,000  Central Valley School District
             Finance, Series A (MBIA Insured),
             5.700% due 02/01/01 ................   1,687,139

PRINCIPAL
AMOUNT                                            VALUE (NOTE 1)
             CALIFORNIA - CONTINUED
$  400,000   Delta Diablo, California, Waste
             Water Facilities Expansion
             Project, Certificates of
             Participation (MBIA Insured),
             3.962% due 12/01/04#................ $   416,217
  3,000,000  Dublin San Ramon Services
             District, Certificates of
             Participation
             (MBIA Insured),
             4.238% due 11/01/36#................   3,000,000
    585,000  Fremont, California, Unified
             School District, Series B,
             12.000% due 09/01/01 ...............     615,695
  3,000,000  Fresno, California, TRANS,
             5.000% due 06/29/01 ................   3,010,293
  3,440,000  Government Development Bank,
             3.750% due 04/06/01 ................   3,440,000
  1,645,000  Hacienda, Los Angeles, California,
             Unified School District, Adult
             Education Financing Program,
             Certificates of Participation,
             4.488% due 10/01/09#................   1,645,000
  1,350,000  Jackson, California,
             Certificates of Participation,
             6.800% due 09/01/23 ................   1,400,970
  6,000,000  Kern County, California, Board of
             Education, TRANS,
             5.000% due 07/03/01#................   6,020,175
  2,705,000  Kern County, California,
             High School District (MBIA
             Insured),
             4.228% due 02/01/13 ................   2,705,000
    125,000  Lake Elsinore, California,
             Improvement Bonds Act 1915
             Assessment District 93-1,
             8.250% due 09/02/24 ................     128,441
 16,880,000  Long Beach, California,
             Health Facilities Revenue,
             4.238% due 10/01/16 ................  16,880,000
             Los Angeles County, California,
             Certificates of Participation:
  4,000,000  5.000% due 06/29/01 ................   4,016,360
  2,000,000  5.000% due 07/02/01 ................   2,006,980
  2,000,000  6.250% due 11/01/07 ................   2,075,883
 10,000,000  Los Angeles County, California,
             Unified School District, Series L,
             4.986% due 10/03/01#................  10,000,000
  7,800,000  Los Angeles, California, Community
             Redevelopment Agency,
             4.388% due 12/01/08#................   7,800,000
  1,500,000  Los Angeles, California,
             Metropolitian Transit Authority,
             Sales Tax Revenue,
             4.500% due 07/01/01 ................   1,501,499

                                                                            83
The accompanying notes are an integral part of these financial statements.

  THE MONTGOMERY FUNDS
CALIFORNIA TAX-FREE MONEY
         FUND
     Investments

PRINCIPAL
AMOUNT                                            VALUE (NOTE 1)
MUNICIPAL BONDS AND NOTES - CONTINUED
             CALIFORNIA - CONTINUED
$   470,000  Los Angeles, California, Series B,
             4.000% due 09/01/01 ................ $    470,285
             Los Angeles, California, Waste
             Water System Revenue:
  7,000,000  3.900% due 01/02/01 ................    7,000,000
  1,630,000  5.000% due 06/01/01 ................    1,636,645
             Series B,
    500,000  6.800% due 06/01/01 ................      504,996
    125,000  Mendocino County, California,
             Public Facilities Corporation,
             Certificates of Participation
             (MBIA Insured),
             4.000% due 06/01/01 ................      125,000
             Metropolitan Water District,
             Southern California Waterworks
             Revenue, Series C:
 28,000,000  4.338% due 07/01/27#................   28,000,000
    200,000  6.000% due 07/01/21 ................      201,739
  1,000,000  Milpitas, California, Tax
             Allocation, Redevelopment Project
             Area No.1
             (MBIA Insured),
             5.000% due 01/15/01 ................    1,000,459
  2,000,000  Modesto, California Irrigation
             District, Certificates of
             Participation
             (AMBAC Insured),
             3.800% due 06/13/01 ................    2,000,000
  3,200,000  Montebello, California, TRANS,
             4.600% due 06/29/01 ................    3,203,760
  1,350,000  Mt. Diablo, California, Unified
             School District, TRANS,
             4.500% due 01/19/01 ................    1,350,177
  5,000,000  Municipal Securities Trust,
             Certificates of Participation,
             Series 2000-97A,
             3.919% due 09/01/16 ................    5,000,000
             Newport Beach, California,
             Memorial Hospital Revenue,
             Series A,
  6,100,000  4.189% due 10/01/26#................    6,100,000
             Series B,
  5,100,000  4.189% due 10/01/26#................    5,100,000
             Series C,
 10,300,000  4.189% due 10/01/26#................   10,300,000
             Northern, California, TRANS:
  6,300,000  3.350% due 02/05/01 ................    6,300,000
  4,900,000  3.700% due 02/09/01 ................    4,900,000
 11,000,000  Oakland, California, Coliseum
             Authority Lease Revenue Bonds,
             Coliseum Project Series C-1,
             4.288% due 02/01/25#................   11,000,000
  1,120,000  Oakland, California, Economic
             Development Revenue,
             4.388% due 08/01/27#................    1,120,000

PRINCIPAL
AMOUNT                                            VALUE (NOTE 1)
             CALIFORNIA - CONTINUED
$   200,000  Orange County, California, Allen
             Temple Family Life Project, Civic
             Center Expansion Project,
             Certificates of Participation
             (AMBAC Insured),
             6.700% due 08/01/18 ................ $    207,035
  1,650,000  Orange County, California,
             Community Facilities District
             Special Tax 87-2,
             9.300% due 08/15/16#................    1,733,070
             Orange County, California,
             Recovery, Certificates of
             Participation
             (MBIA Insured):
  1,300,000  4.228% due 07/01/19 ................    1,300,000
  1,600,000  4.229% due 07/01/19 ................    1,600,000
  3,585,000  Orange County, California, Rental
             Housing Revenue,
             4.288% due 05/01/22#................    3,585,000
  3,600,000  Pajaro Valley, California, Unified
             School District, School Facilities
             Bridge Funding Project,
             Certificates of Participation,
             3.989% due 09/01/14#................    3,600,000
  4,000,000  Pasadena, California, Historical
             Rehabilitation,
             4.388% due 12/15/14#................    4,000,000
 11,470,000  Pittsburg, California, Mortgage
             Obligations, Series A,
             4.936% due 12/30/31#................   11,470,000
  3,540,000  Redondo Beach, California,
             Redevelopment Agency Multifamily
             Revenue,
             4.338% due 12/01/25#................    3,540,000
             Riverside County, California,
  1,500,000  Electric Revenue,
             6.000% due 10/01/15#................    1,523,762
 15,000,000  Riverside County, California,
             School Financing Authority
             Revenue, Series D,
             4.986% due 10/19/01 ................   15,000,000
  1,000,000  Riverside County, California,
             Transportation Commission Sales
             Tax Revenue, Series A (FGIC
             Insured),
             6.500% due 06/01/09 ................    1,029,796
  1,000,000  Riverside County, California,
             Water Revenue,
             9.000% due 10/01/01 ................    1,037,999
    685,000  Rowland, California, School
             District,
             Series A,
             3.900% due 09/01/01 ................      684,768
  5,000,000  Sacramento County, California,
             Office of Education,
             4.500% due 01/19/01 ................    5,001,711
  1,000,000  Sacramento County, California,
             TRAN,
             5.000% due 10/04/01 ................    1,008,930
  2,200,000  San Bernardino County, California,
             Certificates of Participation,
             Series B,
             7.000% due 08/01/28 ................    2,281,539

The accompanying notes are an integral part of these financial statements.

                                                        THE MONTGOMERY FUNDS
                                                      CALIFORNIA TAX-FREE MONEY
                                                               FUND
                                                            Investments

PRINCIPAL
AMOUNT                                            VALUE (NOTE 1)
MUNICIPAL BONDS AND NOTES - CONTINUED
             CALIFORNIA - CONTINUED
$17,350,000  San Bernardino County, California,
             Multi-Family Revenue (FHLMC Insured),
             5.734% due 04/01/32 ................ $ 17,350,000
    500,000  San Bernardino County, California,
             TRANS,
             5.500% due 09/28/01#................      506,008
  3,000,000  San Diego County, California,
             Certificates of Participation,
             (MBIA Insured), 4.328% due
             08/01/28#...........................    3,000,000
  2,650,000  San Diego County, California,
             Water Authority, Water Revenue,
             Certificates of Participation,
             6.375% due 05/01/06 ................    2,725,211
  4,000,000  San Diego, California, TRANS,
             4.000% due 01/11/01 ................    4,000,000
             San Diego, California,
             Transportation Authority:
  2,000,000  3.700% due 02/08/01 ................    2,000,000
  8,000,000  3.950% due 01/19/01 ................    8,000,000
  4,000,000  San Francisco, California, City
             and County Finance Corporation
             Lease Revenue, Moscone Center
             Expansion Project,
             Series 3,
             3.740% due 04/01/30#................    4,000,000
    175,000  San Francisco, California, City
             and County International Airport
             Revenue, AMT Second Series,
             6.000% due 05/01/01 ................      176,307
  9,300,000  San Francisco, California, City
             and County Redevelopment Agency,
             Bayside Village, Revenue Bonds,
             4.000% due 12/01/05#................    9,300,000
    200,000  San Francisco, California, City
             and County, Series D,
             5.700% due 06/15/01 ................      201,222
  2,500,000  San Francisco, California, TRANS,
             4.000% due 04/09/01 ................    2,500,000
             San Joaquin County, California,
             TRANS:
 15,000,000  3.750% due 02/06/01 ................   15,000,000
  1,000,000  4.250% due 01/01/01 ................    1,000,000
  8,100,000  San Jose, California,
             International Airport Revenue,
             3.800% due 03/15/01 ................    8,100,000
  8,300,000  Santa Ana, California, Health
             Facilities Revenue,
             3.790% due 10/01/20#................    8,300,000
  2,000,000  Santa Paula, California, School
             District, Revenue Bonds,
             5.000% due 06/29/01 ................    2,006,203
    500,000  Santa Rosa High School District,
             General Obligation Bonds (FGIC
             Insured),
             7.000% due 05/01/01 ................      505,310

PRINCIPAL
AMOUNT                                            VALUE (NOTE 1)
             CALIFORNIA - CONTINUED
$ 3,000,000  Stanislaus County, California,
             Office of Education, TRANS,
             5.000% due 08/10/01................$    3,017,499
 10,380,000  Vallejo, California, Certificates
             of Participation,
             4.338% due 09/01/40#................   10,380,000
 12,900,000  Watereuse Financing Authority,
             California, Revenue (FSA Insured),
             4.250% due 05/01/28#................   12,900,000
                                                  ------------
                                                   396,148,853

             PUERTO RICO - 0.4%
             Commonwealth of Puerto Rico,
             Electric Power Authority, Revenue
             (MBIA Insured):
  1,000,000  7.000% due 07/01/21.................    1,033,134
    400,000  6.000% due 07/01/01.................      403,521
    250,000  Commonwealth of Puerto Rico,
             Telephone Authority Revenue,
             5.750% due 01/01/08.................      256,828
                                                  ------------
                                                     1,693,483

TOTAL INVESTMENTS - 102.1%
(At amortized Cost*).............................  397,842,336
                                                  ------------
OTHER ASSETS AND LIABILITIES - (2.1)%
(Net)............................................   (8,078,276)
                                                  ------------
NET ASSETS - 100.0%............................... $389,764,060
                                                  ============

The Montgomery California Tax-Free Money Fund concentrates in California municipal securities. Certain California constitutional amendments, legislative measures, executive orders, administrative regulations, court decisions and voter initiatives could result in certain adverse consequences, including impairing the ability of certain issuers of California municipal securities to pay principal and interest on their obligations.

The accompanying notes are an integral part of these financial statements.

   THE MONTGOMERY FUNDS
         FEDERAL
    TAX-FREE MONEY FUND
       Investments

PORTFOLIO INVESTMENTS
December 31, 2000 (Unaudited)

PRINCIPAL
AMOUNT                                            VALUE (NOTE 1)
MUNICIPAL BONDS AND NOTES - 100.8%
ALASKA - 1.3%
$    420,000 Alaska Industrial Development &
             Experiment Authority Revenue, Lot
             12 (LOC: Bank of America),
             5.650% due 07/01/12 ...............  $    420,000
     970,000 Alaska Industrial Development &
             Experiment Authority Revenue, Lot
             5 (LOC: Bank of America),
             5.650% due 07/01/03 ...............       970,000
     250,000 Anchorage, Alaska, Revenue Bonds,
             (MBIA Insured),
             5.000% due 05/01/01 ...............       250,397
                                                  ------------
                                                     1,640,397

ARIZONA - 2.2%
   1,800,000 Maricopa County, Arizona
             Industrial Development Authority,
             Multi-Family Housing Revenue, Las
             Gardenias Apartments,
             4.750% due 04/15/33................     1,800,000
     920,000 Tucson, Arizona Industrial
             Development Authority Revenue,
             Geronimo Building Renovation,
             4.125% due 12/15/14................       920,000
                                                  ------------
                                                     2,720,000

COLORADO - 5.3%
     300,000 Boulder, Colorado, Water & Sewer
             Revenue,
             5.000% due 12/01/01................       301,723
   2,000,000 Colorado State, General Obligation
             Bonds, Tax & Revenue Anticipating
             Notes, Series B,
             5.000% due 06/27/01................     2,006,407
     500,000 Denver, Colorado, City & County
             Industrial Development Revenue
             Bonds (University of Denver
             Project),
             7.500% due 03/01/16................       512,424
     910,000 Donala, Colorado, Water &
             Sanitation District, Revenue
             Bonds, Series B,
             6.500% due 12/01/14................       943,119
   2,000,000 Jefferson County, Colorado, School
             District No. R-001, Tax
             Anticipation Notes,
             5.000% due 06/27/01................     2,006,389
     735,000 Lakewood, Colorado, Industrial
             Development Revenue Bonds (LOC:
             U.S. Bank N.A.),
             5.550% due 08/01/07................       735,000
                                                  ------------
                                                     6,505,062

PRINCIPAL
AMOUNT                                            VALUE (NOTE 1)
DISTRICT OF COLUMBIA - 3.5%
$    600,000 District of Colombia, General
             Obligation Bonds, Series A-6,
             Refunding (LOC: Bank of America),
             5.100% due 10/01/07#...............  $    600,000
   1,200,000 District of Columbia, General
             Obligation Bonds, Series A-1,
             Refunding (LOC: Societe Generale),
             5.100% due 10/01/07#...............     1,200,000
     400,000 District of Columbia, General
             Obligation Bonds, Series A-2,
             Refunding (LOC: Canadian Imperial
             Bank),
             5.100% due 10/01/07#...............       400,000
     500,000 District of Columbia, General
             Obligation Bonds, Series A-3,
             Refunding
             (LOC: Societe Generale),
             5.100% due 10/01/07#...............       500,000
     500,000 District of Columbia, General
             Obligation Bonds, Series A-4,
             Refunding (LOC: Societe Generale),
             5.100% due 10/01/07#...............       500,000
     500,000 District of Columbia, General
             Obligation Bonds, Series A-5,
             Refunding (LOC: Bank of Nova
             Scotia),
             5.100% due 10/01/07#...............       500,000
     620,000 District of Columbia, Housing
             Finance Agency Mortgage Revenue
             Bonds, Series E,
             4.600% due 07/23/01#...............       620,000
                                                  ------------
                                                     4,320,000

FLORIDA - 1.7%
   1,030,000 Florida Housing Finance Agency,
             Multi-Family Housing Revenue (LOC:
             Southtrust Bank of Alabama),
             4.700% due 06/01/07................     1,030,000
   1,000,000 Florida State Board of Education,
             Capital Outlay, Public Education,
             General Obligation Bonds, Series
             B,
             6.700% due 06/01/22................     1,019,457
                                                  ------------
                                                     2,049,457

HAWAII - 1.2%
   1,500,000 Hawaii State, General Obligation
             Bonds, Series BT, Refunding,
             6.000% due 02/01/04................     1,517,024

IDAHO - 2.4%
   3,000,000 American Falls, Idaho, Reservoir
             District Replacement Dam Revenue
             Bonds, Refunding,
             5.200% due 02/01/25#...............     3,000,000

The accompanying notes are an integral part of these financial statements.

                                                          THE MONTGOMERY FUNDS
                                                                FEDERAL
                                                           TAX-FREE MONEY FUND
                                                              Investments

PRINCIPAL
AMOUNT                                            VALUE (NOTE 1)
MUNICIPAL BONDS AND NOTES - CONTINUED
ILLINOIS - 11.5%
$  1,300,000 Illinois Development Financing
             Authority, Industrial Development
             Revenue (ARK Technologies, Inc.
             Project) (LOC: American National
             Bank & Trust),
             5.200% due 06/01/13#...............  $  1,300,000
   2,000,000 Illinois Development Financing
             Authority, Industrial Development
             Revenue (Harbortown Industries,
             Inc. Project), Series A (LOC:
             LaSalle Bank N.A.),
             5.140% due 12/01/20................     2,000,000
   1,655,000 Illinois Development Financing
             Authority, Industrial Development
             Revenue (Hoda LLC Project), Series
             A (LOC: American National Bank and
             Trust),
             5.200% due 12/01/20................     1,655,000
   1,450,000 Illinois Development Financing
             Authority, Industrial Development
             Revenue (HPL Illinois, Inc.
             Project) (LOC: American National
             Bank & Trust),
             5.200% due 09/01/17................     1,450,000
   1,850,000 Illinois Development Financing
             Authority, Industrial Development
             Revenue (MCL, Inc. Project) (LOC:
             American National Bank & Trust),
             5.200% due 06/01/17................     1,850,000
   1,000,000 Illinois Development Financing
             Authority, Provena Health, Revenue
             Bonds, Series C,
             5.250% due 05/01/28................     1,000,000
   1,700,000 Illinois Health Facilities
             Authority Revenue, Northwest
             Community Hospital,
             4.700% due 07/01/27................     1,700,000
     275,000 Kankakee, Illinois, Tax Increment,
             Series B, General Obligation Bonds
             (FGIC Insured),
             4.400% due 01/01/01................       275,000
   2,955,000 Lombard, Illinois, Multi-Family
             Housing Revenue (Clover Creek
             Apartments Project) (LOC: FNMA),
             5.050% due 12/15/30................     2,955,000
                                                  ------------
                                                    14,185,000

INDIANA - 3.9%
     785,000 Greenfield, Indiana, Economic
             Development Revenue Bonds,
             Refunding (LOC: Bank One
             Indianapolis),
             5.230% due 09/01/05................       785,000
     795,000 Greenwood, Indiana, Economic
             Development Revenue Bonds,
             Refunding (LOC: Bank One
             Indianapolis),
             5.230% due 09/01/05................       795,000

PRINCIPAL
AMOUNT                                            VALUE (NOTE 1)
INDIANA - CONTINUED
$    900,000 Indianapolis, Indiana, Economic
             Development Revenue, Pedcor
             Investments Waterfront, Revenue
             Bonds, Series B (LOC: Federal Home
             Loan Bank),
             5.330% due 01/01/32................  $    900,000
     610,000 Noblesville Hamilton County,
             Indiana, Building Authority
             Revenue Bonds, Prerefunded,
             7.000% due 02/01/13................       623,489
   1,400,000 South Bend, Indiana, Economic
             Development Revenue, (Colbert
             Packaging Corporation Project)
             (LOC: American National Bank &
             Trust),
             5.200% due 07/01/20................     1,400,000
     365,000 Wayne, Indiana, Metropolitan
             School District, General
             Obligation Bonds,
             4.300% due 07/15/01................       364,794
                                                  ------------
                                                     4,868,283

IOWA - 0.2%
     300,000 Dubuque, Iowa, Industrial
             Development Revenue, (Swiss Valley
             Farms Company Project) (LOC:
             Radobank Nederland),
             5.200% due 12/01/01................       300,000

KENTUCKY - 1.8%
     710,000 Kentucky Infrastructure Authority
             Revenue (Revolving Funds Project),
             Series E,
             6.500% due 06/01/05................       730,218
   1,535,000 Kentucky State Propriety &
             Buildings Common Revenue, Project
             No. 67,
             4.200% due 09/01/01................     1,533,668
                                                  ------------
                                                     2,263,886

LOUISIANA - 3.2%
   3,900,000 Louisana Public Facilites
             Authority Revenue, Multi-Family
             Housing, River View, Refunding
             (Connecticut General Life
             Insured),
             5.100% due 07/01/07................     3,900,000

MAINE - 0.5%
     600,000 Cumberland County, Maine, General
             Obligation Bonds,
             6.500% due 02/01/03................       613,820

MICHIGAN - 6.9%
     545,000 Buena Vista, Michigan, School
             District, General Obligation
             Bonds, Prerefunded,
             7.200% due 05/01/16................       560,150
   1,500,000 Goodrich, Michigan, Area School
             District, School Building & Site,
             General Obligation Bonds, Series B,
             4.750% due 05/01/30................     1,502,113
   1,200,000 Lanse Creuse, Michigan Public
             Schools, School Building & Site,
             General Obligation Bonds,
             5.000% due 05/01/01................     1,202,351

The accompanying notes are an integral part of these financial statements.

   THE MONTGOMERY FUNDS
         FEDERAL
    TAX-FREE MONEY FUND
       Investments

PRINCIPAL
AMOUNT                                            VALUE (NOTE 1)
MUNICIPAL BONDS AND NOTES - CONTINUED
MICHIGAN - CONTINUED
$    200,000 Michigan State, Comprehensive
             Transition Revenue, Refunding,
             Series B,
             5.400% due 05/15/01................  $    200,673
   5,000,000 Michigan State, Strategic Fund
             Ltd., Obligation Revenue (Kaspari
             Investments LLC Project) (LOC:
             Bank One Michigan),
             5.200% due 06/01/09#...............     5,000,000
                                                  ------------
                                                     8,465,287

MINNESOTA - 2.0%
   1,365,000 Eden Prairie, Minnesota,
             Industrial Development Revenue
             (Micro Dynamics Corporation
             Project) (LOC: U.S. Bank N.A.),
             4.850% due 11/01/05................     1,365,000
   1,100,000 Minneapolis & St Paul, Minnesota,
             Housing & Redevelopment Authority,
             Health Care System Revenue Bonds,
             Series B, Prerefunded,
             5.050% due 08/15/25................     1,100,000
                                                  ------------
                                                     2,465,000

MISSISSIPPI - 2.0%
   2,500,000 Flowood, Mississippi, Industrial
             Development Revenue (BSC Steel,
             Inc. Project) (LOC: Bank of
             America N.A.),
             5.200% due 11/01/01#...............     2,500,000

MISSOURI - 4.8%
     900,000 Jackson County, Missouri,
             Industrial Development Authority
             Revenue, Recreational Facilities
             Bonds (YMCA Greater Kansas
             Project), Series A,
             5.150% due 11/01/16................       900,000
   2,900,000 Kansas City, Missouri, Industrial
             Develpoment Authority, Hospital
             Revenue, Resh Health Services
             System (MBIA Insured),
             5.250% due 10/15/15................     2,900,000
   1,170,000 Missouri State, Economic and
             Industrial Development Revenue
             Bonds, Export and Infrastructure
             Board, Series E,
             5.100% due 09/01/10#...............     1,170,000
   1,000,000 Missouri State, Health and
             Educational Facilities Authority,
             Educational Facilities Revenue
             (St. Louis University),
             5.050% due 10/01/24#...............     1,000,000
                                                  ------------
                                                     5,970,000

NEBRASKA - 1.8%
     170,000 Blair, Nebraska, Water Systems
             Revenue, Refunding,
             4.700% due 06/15/01................       170,000
     645,000 Nebraska Educational
             Telecommunications Commission
             Revenue (DTV Project),
             4.350% due 02/01/01................       645,000

PRINCIPAL
AMOUNT                                            VALUE (NOTE 1)
NEBRASKA - CONTINUED
$    245,000 Omaha-Douglas, Nebraska, Public
             Building Commission Revenue Bonds,
             4.450% due 05/01/01................  $    244,960
   1,140,000 Sarpy County, Nebraska, Highway
             Allocation Fund, General
             Obligation Bonds,
             4.650% due 09/15/01................     1,140,000
                                                  ------------
                                                     2,199,960

NEVADA - 0.2%
     115,000 Nevada State, Nevada Municipal
             Bond Bank Project No. 4, General
             Obligation Bonds,
             6.700% due 02/01/01................       115,182
     135,000 West Wendover, Nevada, Recreation
             District, General Obligation
             Bonds, Refunding,
             5.800% due 12/01/01................       136,548
                                                  ------------
                                                       251,730

NEW MEXICO - 0.5%
     600,000 Silver City, New Mexico, Revenue
             Bonds, Series A, Refunding (LOC:
             Lasalle National Bank),
             5.150% due 11/15/10#...............       600,000

NEW YORK - 1.9%
     335,000 Nassau County, New York, General
             Obligation Bonds, Series W (FGIC
             Insured),
             4.600% due 09/01/01................       335,429
   2,000,000 Puttable Floating Option, Tax
             Exempt Receipts,
             4.600% due 01/31/01................     2,000,000
                                                  ------------
                                                     2,335,429

OHIO - 4.8%
     250,000 Columbus, Ohio, Series 1, General
             Obligation Bonds,
             6.400% due 09/15/01................       253,661
     800,000 Great Oaks Institute of Technology
             & Career Development, Board of
             Education, General Obligation
             Bonds,
             5.000% due 06/01/01................       802,058
     925,000 Montgomery County, Ohio,
             Industrial Development Revenue
             (Kroger Company Project) (LOC:
             Bank of Montreal),
             5.700% due 03/01/16................       925,000
     250,000 Ohio State, Building Authority
             Revenue (Transition Building
             Fund), Series A,
             6.125% due 09/01/01................       252,763
     470,000 Summit County, Ohio, Industrial
             Development Revenue (Ohio Camshaft
             Project) (LOC: Bank One Akron
             N.A.),
             4.850% due 10/01/04................       470,000

The accompanying notes are an integral part of these financial statements.

                                                          THE MONTGOMERY FUNDS
                                                                FEDERAL
                                                           TAX-FREE MONEY FUND
                                                              Investments

PRINCIPAL
AMOUNT                                            VALUE (NOTE 1)
MUNICIPAL BONDS AND NOTES - CONTINUED
OHIO - CONTINUED
$  2,400,000 Warren County, Ohio, Industrial
             Development Revenue (PAC
             Manufacturing Project) (LOC: U.S.
             Bank N.A.),
             5.200% due 12/01/25................  $  2,400,000
     800,000 Wooster, Ohio, Individual
             Development Revenue (The Allen
             Group, Inc.) (LOC: NBD Bank),
             4.900% due 12/01/10#...............       800,000
                                                  ------------
                                                     5,903,482

OKLAHOMA - 2.6%
   1,890,000 Muskogee, Oklahoma, Industrial
             Transportation Revenue, Warmack-
             Muskogee Ltd.,
             5.200% due 12/01/15................     1,890,000
     905,000 Pauls Valley, Oklahoma, Industrial
             Development Authority Revenue,
             (Covercraft Industries Project),
             Refunding, (LOC: Bank One Oklahoma
             N.A.),
             5.450% due 08/01/09................       905,000
     440,000 Tulsa County, Oklahoma,
             Independent School District No.
             003 Broken Arrow, General
             Obligation Bonds,
             4.250% due 07/01/01................       439,069
                                                  ------------
                                                     3,234,069

OREGON - 1.4%
   1,285,000 Oregon State Housing Educational &
             Cultural Facilities Authority
             Revenue (Reed College Project),
             Series A,
             6.750% due 07/01/11................     1,324,580
     400,000 Port of Portland, Oregon,
             Industrial Development Revenue
             (Oregon Transfer Company Project)
             (LOC: U.S. Bank N.A.),
             5.825% due 11/01/01................       400,000
                                                  ------------
                                                     1,724,580

PENNSYLVANIA - 2.6%
   1,900,000 Philadelphia, Pennsylvania,
             Hospitals & Higher Education
             Facilities Authority Revenue,
             (Philadelphia Protestant Home
             Project), Series A,
             8.625% due 07/01/21................     1,975,108
     200,000 Solanco, Pennsylvania, School
             District, Series B, General
             Obligation Bonds (FGIC Insured),
             5.050% due 02/01/01................       200,048
   1,000,000 Union County, Pennsylvania,
             Hospital Authority Revenue,
             Evangelical Community Hospital,
             Series B (LOC: Fulton Bank),
             4.750% due 10/01/23................     1,000,000
                                                  ------------
                                                     3,175,156

PRINCIPAL
AMOUNT                                            VALUE (NOTE 1)
RHODE ISLAND - 1.6%
$  1,970,000 Rhode Island State Industrial
             Development Revenue (Lenox, Inc.
             Project),
             5.250% due 12/01/05................  $  1,970,000

SOUTH CAROLINA - 0.4%
     500,000 Charleston, South Carolina,
             General Obligation Bonds,
             6.600% due 06/01/07................       514,483

TENNESSEE - 1.4%
   1,000,000 Sevier County, Tennessee,  Public
             Building Authority Revenue, Local
             Government Public Improvement,
             Series IV (FSA Insured),
             5.050% due 06/01/21................     1,000,000
     730,000 Tennessee State, Series B, General
             Obligation Bonds,
             6.200% due 06/01/01................       734,528
                                                  ------------
                                                     1,734,528

TEXAS - 10.0%
     500,000 Alief, Texas, Independent School
             District, General Obligation
             Bonds, Prerefunded (PSF-GTD
             Insured),
             6.000% due 02/15/08................       503,578
     200,000 Highland Park, Texas, Independent
             School District, General
             Obligation Bonds,
             5.500% due 02/15/01................       200,280
     150,000 La Porte, Texas, General
             Obligation Bonds (MBIA Insured),
             7.000% due 03/15/01................       150,725
   1,000,000 McAllen, Texas, Health Facilities
             Development Corporation Revenue
             (McAllen Associates No.1) (LOC:
             Texas Bank Commerce N.A.),
             4.850% due 12/01/24................     1,000,000
     250,000 Northside, Texas, Independent
             School District, General
             Obligation Bonds, Prerefunded
             (PSF-GTD Insured),
             6.625% due 02/01/05................       250,484
     150,000 Pecan Grove Municipal Utilities
             District, Texas, District No. 1,
             General Obligation Bonds,
             4.750% due 09/01/01................       150,427
   2,000,000 Richardson, Texas, Independent
             School District, General
             Obligation Bonds, Series B,
             (PSF-GTD Insured),
             6.875% due 02/15/01................     2,006,242
     500,000 Tarrant County, Texas, Water
             Control & Improvement District No.
             001 Water Revenue Bonds,
             Prerefunded,
             5.800% due 03/01/02................       501,151
   1,100,000 Tarrant County, Texas, Water
             Control & Improvement District No.
             001 Water Revenue Bonds,
             Refunding,
             5.700% due 03/01/01................     1,101,559

The accompanying notes are an integral part of these financial statements.

   THE MONTGOMERY FUNDS
         FEDERAL
    TAX-FREE MONEY FUND
       Investments

PRINCIPAL
AMOUNT                                            VALUE (NOTE 1)
MUNICIPAL BONDS AND NOTES - CONTINUED
TEXAS - CONTINUED
$    500,000 Tarrant County, Texas, Water
             Control & Improvement District No.
             001, Water Revenue Bonds,
             Prerefunded,
             6.000% due 03/01/10................  $    501,269
   6,000,000 Texas State, Revenue Notes, Series
             A-18,
             5.500% due 08/31/01................     6,000,000
                                                  ------------
                                                    12,365,715

UTAH - 1.7%
     290,000 Murray City, Utah, School
             District, General Obligation
             Bonds,
             5.000% due 08/01/01................       290,973
   1,765,000 Utah State Municipal Financial
             Cooperative, Local Government
             Revenue, Salt Lake University
             (University Hospital Project),
             6.700% due 05/15/01................     1,779,930
                                                  ------------
                                                     2,070,903

WASHINGTON - 5.0%
     300,000 Seattle, Washington, Municipal
             Light &  Power Revenue, Refunding,
             4.700% due 05/01/01................       300,193
     685,000 Washington State, Community
             Economics Revenue, Series 3, (LOC:
             Bank of America),
             4.800% due 07/01/10................       685,000
   1,450,000 Washington State, Economic
             Development Financing Authority
             Revenue, (Pioneer Human Services
             Project), Series H (LOC: Bank of
             Washington),
             5.100% due 09/01/18................     1,450,000
     390,000 Washington State, General
             Obligation Bonds, Series A,
             4.750% due 07/01/01................       390,604
     250,000 Washington State, Motor Vehicles,
             General Obligation Bonds, Series B,
             4.750% due 07/01/01................       250,387
     500,000 Washington State, Public Power
             Supply System Nuclear Project No.
             2 Revenue Bond, Series A,
             Refunding,
             6.000% due 07/01/12................       504,000
   2,500,000 Washington State, Public Power
             Supply System Nuclear Project No.
             2 Revenue Bonds, Series C,
             Refunding,
             7.625% due 07/01/10................     2,550,179
                                                  ------------
                                                     6,130,363

WEST VIRGINIA - 0.6%
     700,000 West Virginia State, Water
             Development Authority Revenue,
             4.400% due 11/01/31................       714,047

PRINCIPAL
AMOUNT                                            VALUE (NOTE 1)
WISCONSIN - 2.1%
$  1,500,000 Oconto, Wisconsin, Industrial
             Development Revenue (Unlimited
             Services of Wisconsin Project)
             (LOC: U.S. Bank N.A.),
             5.300% due 11/01/12................  $  1,500,000
   1,030,000 Wisconsin State Health &
             Educational Facilities Authority
             Revenue (Alverno College Project),
             5.050% due 11/01/17................     1,030,000
                                                  ------------
                                                     2,530,000

WYOMING - 7.8%
   2,580,000 Gillette, Wyoming, Environmental
             Improvement Revenue (Black Hills
             Power & Light Corporation
             Project),
             5.350% due 06/01/24#...............     2,580,000
   7,000,000 Green River, Wyoming, Rhone
             Puolenc Wyoming L.P., Revenue
             Bonds,
             5.500% due 10/01/18................     7,000,000
                                                  ------------
                                                     9,580,000
                                                  ------------
TOTAL INVESTMENTS - 100.8%
(At amortized Cost*)............................   124,317,661
                                                  ------------

OTHER ASSETS AND LIABILITIES - (0.8)%
(Net)...........................................      (916,521)
                                                  ------------
NET ASSETS - 100.0%..............................  $123,401,140
                                                  ============

The accompanying notes are an integral part of these financial statements.

                                                    THE MONTGOMERY FUNDS
                                                     SEMIANNUAL REPORT
                                                     December 31, 2000

Endnotes
*        Aggregate cost for federal tax purposes is substantially the same.
+        Non-income-producing security.
#        Floating-rate note reflects the rate in effect at June 30, 2000.
##       Security subject to dollar roll transactions. See notes 1 and 4.
^ Valued in good faith at fair value using procedures approved by the Board of Trustees.
@        Amount represents less than 0.1%.
\++      144A security. Certain conditions for public sale may exist.
\++\++   All or a portion of this security held as collateral for short sale.
(a) Restricted securities: At December 31, 2000, the Fund below owned a restricted security, which may not be publicly sold without registration under the Securities Act of 1933 (note 1). Additional information on the security is as follows:

                                Acquisition                        Value
EMERGING MARKETS FUND               Date       Shares    Cost    Per Share
----------------------------------------------------------------------------
Pepsi International Bottlers      3/20/97      18,970  $569,100    $4.25

ABBREVIATIONS

AD Accretion Directed: These bonds receive, as principal, the negative amortization from tranche(s) in a deal. These securities often have guaranteed final maturities.
ADR     American Depositary Receipt
AMBAC   American Municipal Bond Assurance Corporation
AMT     Alternative Minimum Tax
CGIC    Capital Guaranty Insurance Corporation
CMO     Collateralized Mortgage Obligation
(F)     Foreign or Alien Shares
FGIC    Federal Guaranty Insurance Corporation
FLTR Floating-Rate Securities: bonds with coupon rates that adjust in proportion to an index.
FSA     Financial Security Assurance
GDR     Global Depositary Receipt
GO      General Obligation
LOC     Letter of Credit
MBIA    Municipal Bond Investors Assurance
MTN     Medium-Term Notes
PAC     Planned Amortization Class: bonds with coupon rates
        that adjust in proportion to an index.
PCR     Pollution Control Revenue
PO      Principal Only
TAC Target Amortization Class: bond that pays principal based on a predetermined schedule which is derived by amortizing the collateral based on a single prepayment rate.
TBA     To-Be-Announced Security
TRANS   Tax and Revenue Anticipation Notes

   THE MONTGOMERY FUNDS
       STATEMENTS OF
  ASSETS AND LIABILITIES
     December 31, 2000
       (Unaudited)

                                                                                                  U.S. SELECT
ASSETS:                                                                                           20 PORTFOLIO
-----------------------------------------------------------------------------------------------------------------
Investments in securities, at value (note 1)
    Securities ............................................................................        $2,575,431
    Repurchase agreements .................................................................                --
Cash ......................................................................................                --
Net unrealized appreciation of forward foreign-currency exchange contracts.................                --
Receivables:
    Custodian..............................................................................                --
    Dividends .............................................................................             1,112
    Interest ..............................................................................                --
    Expenses absorbed by Manager ..........................................................           104,638
    Shares of beneficial interest sold ....................................................            30,081
    Investment securities sold ............................................................            56,681
Other assets ..............................................................................                28
                                                                                                   ----------
Total Assets ..............................................................................         2,767,971
                                                                                                   ----------

LIABILITIES:
-----------------------------------------------------------------------------------------------------------------
Payables:
    Shares of beneficial interest redeemed.................................................            85,847
    Investment securities purchased........................................................            21,902
    Management fees........................................................................            15,272
    Administration fees....................................................................               164
    Share marketing plan fees (note 3) (Class P shares only)...............................                --
    Custodian fees.........................................................................                55
    Trustees' fees and expenses............................................................               584
    Accounting fees........................................................................               439
    Cash overdrafts payable to custodian...................................................            33,046
    Transfer agency and servicing fees.....................................................             2,917
    Other accrued liabilities and expenses.................................................            15,786
                                                                                                   ----------
Total Liabilities .........................................................................           176,012
                                                                                                   ----------
Net Assets ................................................................................        $2,591,959
                                                                                                   ----------
Investments at identified cost.............................................................        $2,516,845

NET ASSETS CONSIST OF:
-----------------------------------------------------------------------------------------------------------------
Undistributed net investment income/(distributions in excess of net investment
    income/accumulated net investment loss)................................................        $  (11,744)
Accumulated net realized gain/(loss).......................................................          (695,985)
Net unrealized appreciation/(depreciation).................................................            58,586
Shares of beneficial interest..............................................................             2,794
Additional paid-in capital.................................................................         3,238,308
                                                                                                   ----------
Net Assets ................................................................................        $2,591,959

NET ASSETS:
-----------------------------------------------------------------------------------------------------------------
    Class R shares.........................................................................        $2,591,959
    Class P shares.........................................................................               N/A
                                                                                                   ----------
Net Assets.................................................................................        $2,591,959

Number of Fund shares outstanding:
    Class R shares outstanding.............................................................           279,373
    Class P shares outstanding.............................................................               N/A
Class R shares:  Net asset value, offering and redemption price per share outstanding......        $     9.28
                                                                                                   ----------
Class P shares:  Net asset value, offering and redemption price per share outstanding......               N/A
                                                                                                   ----------

The accompanying notes are an integral part of these financial statements.

                                                                                                                      U.S. EMERGING
                                                                                            GROWTH      MID CAP 20        GROWTH
ASSETS:                                                                                      FUND       PORTFOLIO          FUND
------------------------------------------------------------------------------------------------------------------------------------
Investments in securities, at value (note 1)
    Securities ........................................................................   $322,165,997   $1,608,941   $190,034,110
    Repurchase agreements .............................................................      7,647,000    1,143,000      7,215,000
Cash ..................................................................................             --           --             --
Net unrealized appreciation of forward foreign-currency exchange contracts.............             --           --             --
Receivables:
    Custodian..........................................................................             --           --             --
    Dividends .........................................................................        166,122          156            305
    Interest ..........................................................................          5,784          776          4,043
    Expenses absorbed by Manager ......................................................        124,286        4,731        486,666
    Shares of beneficial interest sold ................................................         89,934       83,121        362,079
    Investment securities sold ........................................................             --      265,093      7,250,914
Other assets ..........................................................................            438           --            577
                                                                                          ------------   ----------   ------------
Total Assets ..........................................................................    330,199,561    3,105,818    205,353,694
                                                                                          ------------   ----------   ------------

LIABILITIES:
------------------------------------------------------------------------------------------------------------------------------------
Payables:
    Shares of beneficial interest redeemed.............................................      1,171,057           --        441,417
    Investment securities purchased....................................................        469,518      398,562      6,989,689
    Management fees....................................................................        229,510        5,192        563,055
    Administration fees................................................................         22,773          155         12,007
    Share marketing plan fees (note 3) (Class P shares only)...........................            906
    Custodian fees.....................................................................          1,552                      19,392
    Trustees' fees and expenses........................................................          2,132           19            643
    Accounting fees....................................................................         82,976          342         47,703
    Cash overdrafts payable to custodian...............................................         16,685           --             --
    Transfer agency and servicing fees.................................................        528,644           --        232,172
    Other accrued liabilities and expenses.............................................        217,225        3,019        103,724
                                                                                          ------------   ----------   ------------
Total Liabilities .....................................................................      2,742,978      407,289      8,409,802
                                                                                          ------------   ----------   ------------
Net Assets ............................................................................   $327,456,583   $2,698,529   $196,943,892
                                                                                          ------------   ----------   ------------
Investments at identified cost.........................................................   $298,381,717   $2,817,263   $127,767,783

NET ASSETS CONSIST OF:
------------------------------------------------------------------------------------------------------------------------------------
Undistributed net investment income/(distributions in excess of net investment
    income/accumulated net investment loss)............................................   $ (1,434,651)  $     (441)  $ (1,215,332)
Accumulated net realized gain/(loss)...................................................     15,260,196     (312,961)    41,302,222
Net unrealized appreciation/(depreciation).............................................     31,431,280      (65,323)    69,481,327
Shares of beneficial interest..........................................................        195,135    3,074,241        118,991
Additional paid-in capital.............................................................    282,004,623        3,013     87,256,684
                                                                                          ------------   ----------   ------------
Net Assets ............................................................................   $327,456,583   $2,698,529   $196,943,892

NET ASSETS:
------------------------------------------------------------------------------------------------------------------------------------
    Class R shares.....................................................................   $327,330,081   $2,698,529   $196,943,892
    Class P shares.....................................................................        126,502          N/A            N/A
                                                                                          ------------   ----------   ------------
Net Assets.............................................................................   $327,456,583   $2,698,529   $196,943,892

Number of Fund shares outstanding:
    Class R shares outstanding.........................................................     19,506,019      301,268     11,899,069
    Class P shares outstanding.........................................................          7,488          N/A            N/A
Class R shares:  Net asset value, offering and redemption price per share outstanding..   $      16.78   $     8.96   $      16.55
                                                                                          ------------   ----------   ------------
Class P shares:  Net asset value, offering and redemption price per share outstanding..         $16.89          N/A            N/A
                                                                                          ------------   ----------   ------------
                                                                                                                      INTERNATIONAL
                                                                                          SMALL CAP     BALANCED          GROWTH
ASSETS:                                                                                     FUND          FUND             FUND
------------------------------------------------------------------------------------------------------------------------------------
Investments in securities, at value (note 1)
    Securities ........................................................................   $94,444,867   $54,185,663    $92,639,949
    Repurchase agreements .............................................................     1,939,000            --        948,000
Cash ..................................................................................        18,432            --             --
Net unrealized appreciation of forward foreign-currency exchange contracts.............            --            --          9,089
Receivables:
    Custodian..........................................................................       700,000            --             --
    Dividends .........................................................................         1,281        93,608         98,040
    Interest ..........................................................................         1,458       112,916         13,108
    Expenses absorbed by Manager ......................................................                      26,953        270,980
    Shares of beneficial interest sold ................................................        34,040        15,946         51,807
    Investment securities sold ........................................................     2,675,115       215,955      1,426,923
Other assets ..........................................................................           --            270            198
                                                                                          -----------   -----------    -----------
Total Assets ..........................................................................    99,814,193    54,651,311     95,458,094
                                                                                          -----------   -----------    -----------

LIABILITIES:
------------------------------------------------------------------------------------------------------------------------------------
Payables:
    Shares of beneficial interest redeemed.............................................     2,184,972       224,953      1,133,441
    Investment securities purchased....................................................     2,342,307            --      1,869,442
    Management fees....................................................................        39,085            --        273,552
    Administration fees................................................................        10,183            --          5,983
    Share marketing plan fees (note 3) (Class P shares only)...........................        37,806         2,475         25,947
    Custodian fees.....................................................................        11,477            --         56,669
    Trustees' fees and expenses........................................................           440           825            860
    Accounting fees....................................................................        23,279         8,071         38,146
    Cash overdrafts payable to custodian...............................................            --           237             --
    Transfer agency and servicing fees.................................................        45,294        55,994        131,616
    Other accrued liabilities and expenses.............................................        28,043        79,059         91,864
                                                                                          -----------   -----------    -----------
Total Liabilities .....................................................................     4,722,886       371,614      3,627,520
                                                                                          -----------   -----------    -----------
Net Assets ............................................................................   $95,091,307   $54,279,697    $91,830,574
                                                                                          -----------   -----------    -----------
Investments at identified cost.........................................................   $86,278,670   $60,579,789    $92,323,081

NET ASSETS CONSIST OF:
------------------------------------------------------------------------------------------------------------------------------------
Undistributed net investment income/(distributions in excess of net investment
    income/accumulated net investment loss)............................................   $  (454,629)  $ 2,888,419    $(1,300,419)
Accumulated net realized gain/(loss)...................................................      (922,981)   (4,884,170)    10,621,356
Net unrealized appreciation/(depreciation).............................................    10,105,197    (6,394,126)     1,254,879
Shares of beneficial interest..........................................................        79,781        39,263         58,544
Additional paid-in capital.............................................................    86,283,939    62,630,311     81,196,214
                                                                                          -----------   -----------    -----------
Net Assets ............................................................................   $95,091,307   $54,279,697    $91,830,574

NET ASSETS:
------------------------------------------------------------------------------------------------------------------------------------
    Class R shares.....................................................................   $75,629,322   $51,512,263    $84,547,059
    Class P shares.....................................................................    19,461,985     2,767,434      7,283,515
                                                                                          -----------   -----------    -----------
Net Assets.............................................................................   $95,091,307   $54,279,697    $91,830,574

Number of Fund shares outstanding:
    Class R shares outstanding.........................................................     6,312,546     3,726,055      5,390,342
    Class P shares outstanding.........................................................     1,665,512       200,244        464,041
Class R shares:  Net asset value, offering and redemption price per share outstanding..   $     11.98   $     13.82    $     15.68
                                                                                          -----------   -----------    -----------
Class P shares:  Net asset value, offering and redemption price per share outstanding..   $     11.69   $     13.82    $     15.70
                                                                                          -----------   -----------    -----------

     THE MONTGOMERY FUNDS
        STATEMENTS OF
   ASSETS AND LIABILITIES
      December 31, 2000
         (Unaudited)


                                                                                            INTERNATIONAL 20
ASSETS:                                                                                        PORTFOLIO
---------------------------------------------------------------------------------------------------------------
Investments in securities, at value (note 1)
    Securities ............................................................................    $ 421,233
    Repurchase agreements .................................................................        8,000
Cash ......................................................................................           --
Foreign currency, at value (Cost $755, $4,880,253, $10, $1564 and $117, respectively) .....           --
Net unrealized appreciation of forward foreign-currency exchange contracts (note 4) .......           --
Receivables:
    Dividends .............................................................................          129
    Interest ..............................................................................            6
    Expenses absorbed by Manager ..........................................................       42,753
    Shares of beneficial interest sold ....................................................           --
    Investment securities sold ............................................................       35,707
    Short sales ...........................................................................           --
Other assets ..............................................................................           --
                                                                                               ---------
Total Assets...............................................................................      507,828
                                                                                               ---------

LIABILITIES:
---------------------------------------------------------------------------------------------------------------
Short sales (proceeds $63,870,426) (note 1)................................................           --
Net unrealized depreciation of forward foreign-currency exchange contracts (note 4)........           15
Payables:
    Notes payable (note 4).................................................................           --
    Shares of beneficial interest redeemed.................................................       16,890
    Investment securities purchased........................................................       21,621
    Short sales............................................................................           --
    Management fees........................................................................       21,258
    Administration fees....................................................................           27
    Share marketing plan fees (note 3) (Class P shares only)...............................           --
    Custodian fees.........................................................................        1,507
    Dividends..............................................................................           --
    Trustees' fees and expenses............................................................          786
    Accounting fees........................................................................          383
    Cash overdrafts payable to custodian...................................................           --
    Transfer agency and servicing fees.....................................................        3,313
    Other accrued liabilities and expenses.................................................       13,364
                                                                                               ---------
Total Liabilities..........................................................................       79,164
                                                                                               ---------
Net Assets.................................................................................    $ 428,664
                                                                                               ---------
Investments at identified cost.............................................................    $ 462,219

NET ASSETS CONSIST OF:
---------------------------------------------------------------------------------------------------------------
Undistributed net investment income/(distributions in excess of net investment
    income/accumulated net investment loss)................................................    $ (22,073)
Accumulated net realized gain/(loss).......................................................     (334,684)
Net unrealized appreciation/(depreciation).................................................      (33,000)
Shares of beneficial interest..............................................................          536
Additional paid-in capital.................................................................      817,885
                                                                                               ---------
Net Assets.................................................................................    $ 428,664

NET ASSETS:
---------------------------------------------------------------------------------------------------------------
    Class B shares.........................................................................          N/A
    Class C shares.........................................................................          N/A
    Class R shares.........................................................................    $ 428,664
    Class P shares.........................................................................          N/A
                                                                                               ---------
Net Assets.................................................................................    $ 428,664
Number of Fund shares outstanding:
    Class B shares.........................................................................          N/A
    Class C shares.........................................................................          N/A
    Class R shares.........................................................................       51,558
    Class P shares.........................................................................          N/A
Class B shares:  Net asset value, offering and redemption price per share outstanding......          N/A
                                                                                               ---------
Class C shares:  Net asset value, offering and redemption price per share outstanding......          N/A
                                                                                               ---------
Class R shares:  Net asset value, offering and redemption price per share outstanding......    $    8.31
                                                                                               ---------
Class P shares:  Net asset value, offering and redemption price per share outstanding......          N/A
                                                                                               ---------

94

The accompanying notes are an integral part of these financial statements.

                                                                                           GLOBAL                       GLOBAL
                                                                                        OPPORTUNITIES   GLOBAL 20     LONG-SHORT
ASSETS:                                                                                     FUND        PORTFOLIO        FUND
------------------------------------------------------------------------------------------------------------------------------------
Investments in securities, at value (note 1)
    Securities ........................................................................ $62,590,302     $73,308,045   $185,577,243
    Repurchase agreements .............................................................   1,306,000       4,070,000             --
Cash ..................................................................................          --              --     51,091,063
Foreign currency, at value (Cost $755, $4,880,253, $10, $1564 and $117, respectively) .          --             732      4,880,253
Net unrealized appreciation of forward foreign-currency exchange contracts (note 4) ...       2,199              --             --
Receivables:
    Dividends .........................................................................      38,184           1,897         81,611
    Interest ..........................................................................         732           2,274        272,424
    Expenses absorbed by Manager ......................................................          --          89,979             --
    Shares of beneficial interest sold ................................................     191,748          15,664        175,229
    Investment securities sold ........................................................     397,049       2,173,903      6,178,285
    Short sales .......................................................................          --              --        125,778
Other assets ..........................................................................          --           1,504         11,909
                                                                                        -----------     -----------   ------------
Total Assets...........................................................................  64,526,214      79,663,998    248,393,795
                                                                                        -----------     -----------   ------------

LIABILITIES:
------------------------------------------------------------------------------------------------------------------------------------
Short sales (proceeds $63,870,426) (note 1)............................................          --              --     52,369,133
    Net unrealized depreciation of forward foreign-currency exchange contracts (note 4)          --              --         18,106
Payables:
    Notes payable (note 4).............................................................          --              --     14,600,000
    Shares of beneficial interest redeemed.............................................     187,986         430,736      4,434,427
    Investment securities purchased....................................................     323,663         595,882      1,554,687
    Short sales........................................................................          --                      1,342,973
    Management fees....................................................................      49,162         117,464        108,468
    Administration fees................................................................       3,851           4,806         15,557
    Share marketing plan fees (note 3) (Class P shares only)...........................          --             134        (13,268)
    Custodian fees.....................................................................      19,527          16,002        128,436
    Dividends..........................................................................          --              --             92
    Trustees' fees and expenses........................................................          55              --          2,470
    Accounting fees....................................................................      11,723          24,774        164,492
    Cash overdrafts payable to custodian...............................................          --           1,755          2,092
    Transfer agency and servicing fees.................................................       8,741         100,816        144,296
    Other accrued liabilities and expenses.............................................      25,466          59,901        220,789
                                                                                        -----------     -----------   ------------
Total Liabilities......................................................................     630,174       1,352,270     75,092,750
                                                                                        -----------     -----------   ------------
Net Assets............................................................................. $63,896,040     $78,311,728   $173,301,045
                                                                                        -----------     -----------   ------------
Investments at identified cost......................................................... $61,761,744     $76,138,085   $166,964,910

NET ASSETS CONSIST OF:
------------------------------------------------------------------------------------------------------------------------------------
Undistributed net investment income/(distributions in excess of net investment
    income/accumulated net investment loss)............................................ $  (547,586)      $(464,475)  $   (934,932)
Accumulated net realized gain/(loss)...................................................  (3,930,922)     (3,720,217)    10,708,935
Net unrealized appreciation/(depreciation).............................................   2,132,898       1,239,958     30,138,029
Shares of beneficial interest..........................................................      39,480          54,736        114,419
Additional paid-in capital.............................................................  66,202,170      81,201,726    133,274,594
                                                                                        -----------     -----------   ------------
Net Assets............................................................................. $63,896,040     $78,311,728   $173,301,045

NET ASSETS:
------------------------------------------------------------------------------------------------------------------------------------
    Class B shares.....................................................................         N/A             N/A   $ 13,381,599
    Class C shares.....................................................................         N/A             N/A      5,251,536
    Class R shares..................................................................... $63,896,040     $78,295,210    154,667,910
    Class P shares.....................................................................         N/A          16,518            N/A
                                                                                        -----------     -----------   ------------
Net Assets............................................................................. $63,896,040     $78,311,728   $173,301,045
Number of Fund shares outstanding:
    Class B shares.....................................................................         N/A             N/A        917,136
    Class C shares.....................................................................         N/A             N/A        408,162
    Class R shares.....................................................................   3,948,026       5,472,428     10,116,595
    Class P shares.....................................................................         N/A           1,188            N/A
Class B shares:  Net asset value, offering and redemption price per share outstanding..         N/A             N/A   $      14.59
                                                                                        -----------     -----------   ------------
Class C shares:  Net asset value, offering and redemption price per share outstanding..         N/A             N/A   $      12.87
                                                                                        -----------     -----------   ------------
Class R shares:  Net asset value, offering and redemption price per share outstanding.. $     16.18     $     14.31   $      15.29
                                                                                        -----------     -----------   ------------
Class P shares:  Net asset value, offering and redemption price per share outstanding..         N/A          $13.91            N/A
                                                                                        -----------     -----------   ------------

                                                                                            GLOBAL                        EMERGING
                                                                                       COMMUNICATIONS      EMERGING     MARKETS 20
ASSETS:                                                                                      FUND        MARKETS FUND    PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------
Investments in securities, at value (note 1)
    Securities ........................................................................  $244,093,723   $ 187,092,956  $ 5,423,367
    Repurchase agreements .............................................................    30,522,000       2,146,000      913,000
Cash ..................................................................................            --         490,092           18
Foreign currency, at value (Cost $755, $4,880,253, $10, $1564 and $117, respectively) .            10           1,563          117
Net unrealized appreciation of forward foreign-currency exchange contracts (note 4) ...         1,140              --           --
Receivables:
    Dividends .........................................................................       116,830         271,062        8,448
    Interest ..........................................................................        17,392           1,285          753
    Expenses absorbed by Manager ......................................................            --         418,185      (68,439)
    Shares of beneficial interest sold ................................................       145,741          67,145        8,457
    Investment securities sold ........................................................     1,804,570       1,649,639           --
    Short sales .......................................................................            --              --           --
Other assets ..........................................................................         1,056             584          947
                                                                                         ------------   -------------  -----------
Total Assets...........................................................................   276,702,462     192,138,511    6,286,668
                                                                                         ------------   -------------  -----------

LIABILITIES:
------------------------------------------------------------------------------------------------------------------------------------
Short sales (proceeds $63,870,426) (note 1)............................................            --              --           --
    Net unrealized depreciation of forward foreign-currency exchange contracts (note 4)            --              96           --
Payables:
    Notes payable (note 4).............................................................            --              --           --
    Shares of beneficial interest redeemed.............................................     1,344,530       2,401,202       49,380
    Investment securities purchased....................................................     6,874,997         331,653      607,658
    Short sales........................................................................
    Management fees....................................................................       136,940         455,329      (76,696)
    Administration fees................................................................        22,451          12,294          382
    Share marketing plan fees (note 3) (Class P shares only)...........................                           750
    Custodian fees.....................................................................        58,671         206,226        9,392
    Dividends..........................................................................                                      1,393
    Trustees' fees and expenses........................................................         1,086           1,340          805
    Accounting fees....................................................................        98,326          63,875          455
    Cash overdrafts payable to custodian...............................................       892,938
    Transfer agency and servicing fees.................................................       115,033         236,922       28,633
    Other accrued liabilities and expenses.............................................       116,854         121,227       43,513
                                                                                         ------------   -------------  -----------
Total Liabilities......................................................................     9,661,826       3,830,914      664,915
                                                                                         ------------   -------------  -----------
Net Assets.............................................................................  $267,040,636   $ 188,307,597  $ 5,621,753
                                                                                         ------------   -------------  -----------
Investments at identified cost.........................................................  $314,812,409   $ 209,828,103  $ 6,203,414

NET ASSETS CONSIST OF:
------------------------------------------------------------------------------------------------------------------------------------
Undistributed net investment income/(distributions in excess of net investment
    income/accumulated net investment loss)............................................  $ (1,811,615)  $  (1,947,474)     $(5,334)
Accumulated net realized gain/(loss)...................................................    22,736,393    (305,673,193)  (1,573,503)
Net unrealized appreciation/(depreciation).............................................   (40,196,490)    (20,583,244)     129,553
Shares of beneficial interest..........................................................       159,064         204,039        4,064
Additional paid-in capital.............................................................   286,153,284     516,307,469    7,066,973
                                                                                         ------------   -------------  -----------
Net Assets.............................................................................  $267,040,636   $ 188,307,597  $ 5,621,753

NET ASSETS:
------------------------------------------------------------------------------------------------------------------------------------
    Class B shares.....................................................................           N/A             N/A          N/A
    Class C shares.....................................................................           N/A             N/A          N/A
    Class R shares.....................................................................  $267,040,636   $ 188,060,383  $ 5,621,753
    Class P shares.....................................................................           N/A         247,214          N/A
                                                                                         ------------   -------------  -----------
Net Assets.............................................................................  $267,040,636   $ 188,307,597  $ 5,621,753
Number of Fund shares outstanding:
    Class B shares.....................................................................           N/A             N/A          N/A
    Class C shares.....................................................................           N/A             N/A          N/A
    Class R shares.....................................................................    15,906,431      20,376,458      400,595
    Class P shares.....................................................................           N/A          27,405          N/A
Class B shares:  Net asset value, offering and redemption price per share outstanding..           N/A             N/A          N/A
                                                                                         ------------   -------------  -----------
Class C shares:  Net asset value, offering and redemption price per share outstanding..           N/A             N/A          N/A
                                                                                         ------------   -------------  -----------
Class R shares:  Net asset value, offering and redemption price per share outstanding..  $      16.79   $        9.23  $     14.03
                                                                                         ------------   -------------  -----------
Class P shares:  Net asset value, offering and redemption price per share outstanding..           N/A           $9.02          N/A
                                                                                         ------------   -------------  -----------

    THE MONTGOMERY FUNDS
       STATEMENTS OF
   ASSETS AND LIABILITIES
      December 31, 2000
        (Unaudited)

                                                                                               EMERGING
ASSETS:                                                                                        ASIA FUND
---------------------------------------------------------------------------------------------------------------
Investments in securities, at value (note 1)
    Securities ............................................................................   $ 15,053,927
    Repurchase agreements .................................................................         27,000
Cash ......................................................................................             --
Receivables:
    Dividends .............................................................................          4,817
    Interest ..............................................................................             15
    Expenses absorbed by Manager ..........................................................        143,404
    Shares of beneficial interest sold ....................................................          4,864
    Investment securities sold ............................................................        198,496
Other assets ..............................................................................             --
                                                                                              ------------
Total Assets ..............................................................................     15,432,523
                                                                                              ------------
LIABILITIES:
---------------------------------------------------------------------------------------------------------------
Payables:
    Shares of beneficial interest redeemed.................................................        249,930
    Investment securities purchased........................................................             --
    Management fees........................................................................        136,525
    Administration fees....................................................................            936
    Share marketing plan fees (note 3) (Class P shares only)...............................             --
    Custodian fees.........................................................................         42,382
    Dividends..............................................................................             --
    Trustees' fees and expenses............................................................          1,124
    Accounting fees........................................................................          6,100
    Cash overdrafts payable to custodian...................................................          2,695
    Transfer agency and servicing fees.....................................................         35,917
    Other accrued liabilities and expenses.................................................         39,580
                                                                                              ------------
Total Liabilities .........................................................................        515,189
                                                                                              ------------
Net Assets ................................................................................   $ 14,917,334
                                                                                              ------------
Investments at identified cost.............................................................   $ 16,910,887

NET ASSETS CONSIST OF:
---------------------------------------------------------------------------------------------------------------
Undistributed net investment income/(distributions in excess of net investment
    income/accumulated net investment loss)................................................   $   (835,028)
Accumulated net realized gain/(loss).......................................................    (10,386,656)
Net unrealized appreciation/(depreciation).................................................     (1,829,870)
Shares of beneficial interest..............................................................         18,756
Additional paid-in capital.................................................................     27,950,132
                                                                                              ------------
Net Assets.................................................................................   $ 14,917,334

NET ASSETS:
---------------------------------------------------------------------------------------------------------------
    Class R shares.........................................................................   $ 14,917,334
    Class P shares.........................................................................            N/A
                                                                                              ------------
Net Assets.................................................................................   $ 14,917,334
Number of Fund shares outstanding:
    Class R shares.........................................................................      1,875,595
    Class P shares.........................................................................            N/A
Class R shares:  Net asset value, offering and redemption price per share outstanding......   $       7.95
                                                                                              ------------
Class P shares:  Net asset value, offering and redemption price per share outstanding......            N/A
                                                                                              ------------

The accompanying notes are an integral part of these financial statements.

                                                                                                                      CALIFORNIA
                                                                                                      SHORT DURATION  TAX-FREE
                                                                                        TOTAL RETURN     GOVERNMENT  INTERMEDIATE
ASSETS:                                                                                   BOND FUND      BOND FUND    BOND FUND
------------------------------------------------------------------------------------------------------------------------------------
Investments in securities, at value (note 1)
    Securities ........................................................................ $ 30,283,739   $222,073,081   $28,551,635
    Repurchase agreements .............................................................    2,059,000      2,804,000            --
Cash ..................................................................................           --             --        77,343
Receivables:
    Dividends .........................................................................           --             --            --
    Interest ..........................................................................      307,794      1,629,737       491,988
    Expenses absorbed by Manager ......................................................           --        278,772        19,505
    Shares of beneficial interest sold ................................................        8,853        877,584         6,120
    Investment securities sold ........................................................   10,519,606     23,957,562            --
Other assets ..........................................................................           --             --            --
                                                                                        ------------   ------------   -----------
Total Assets...........................................................................   43,178,992    251,620,736    29,146,591
                                                                                        ------------   ------------   -----------

LIABILITIES:
------------------------------------------------------------------------------------------------------------------------------------
Payables:
    Shares of beneficial interest redeemed.............................................      100,160        638,719       117,180
    Investment securities purchased....................................................   15,061,438     47,438,940            --
    Management fees....................................................................       (2,654)       291,169        23,711
    Administration fees................................................................        1,156          7,473           970
    Share marketing plan fees (note 3) (Class P shares only)...........................           --         19,372            --
    Custodian fees.....................................................................          914          4,038         2,337
    Dividends..........................................................................           --             --         8,504
    Trustees' fees and expenses........................................................           34            370           545
    Accounting fees....................................................................        5,137         27,434         6,004
    Cash overdrafts payable to custodian...............................................      137,865        107,792            --
    Transfer agency and servicing fees.................................................       17,440          4,663         3,868
    Other accrued liabilities and expenses.............................................       11,998         31,970        16,149
                                                                                        ------------   ------------   -----------
Total Liabilities .....................................................................   15,333,488     48,571,940       179,268
                                                                                        ------------   ------------   -----------
Net Assets ............................................................................ $ 27,845,504   $203,048,796   $28,967,323
                                                                                        ------------   ------------   -----------
Investments at identified cost......................................................... $ 31,835,899   $223,506,601   $27,603,261

NET ASSETS CONSIST OF:
------------------------------------------------------------------------------------------------------------------------------------
Undistributed net investment income/(distributions in excess of net investment
    income/accumulated net investment loss)............................................ $     40,714   $    (48,275)       $1,382
Accumulated net realized gain/(loss)...................................................     (699,207)    (1,773,601)     (111,696)
Net unrealized appreciation/(depreciation).............................................      506,840      1,370,480       948,374
Shares of beneficial interest..........................................................       23,645        201,148        22,245
Additional paid-in capital.............................................................   27,973,512    203,299,044    28,107,018
                                                                                        ------------   ------------   -----------
Net Assets............................................................................. $ 27,845,504   $203,048,796   $28,967,323

NET ASSETS:
------------------------------------------------------------------------------------------------------------------------------------
    Class R shares..................................................................... $ 27,845,504   $199,012,920   $28,967,323
    Class P shares.....................................................................          N/A      4,035,876           N/A
                                                                                        ------------   ------------   -----------
Net Assets............................................................................. $ 27,845,504   $203,048,796   $28,967,323
Number of Fund shares outstanding:
    Class R shares.....................................................................    2,364,452     19,714,345     2,224,509
    Class P shares.....................................................................          N/A        400,406           N/A
Class R shares:  Net asset value, offering and redemption price per share outstanding.. $      11.78   $      10.09   $     13.02
                                                                                        ------------   ------------   -----------
Class P shares:  Net asset value, offering and redemption price per share outstanding..          N/A         $10.08           N/A
                                                                                        ------------   ------------   -----------

                                                                                         GOVERNMENT      CALIFORNIA       FEDERAL
                                                                                        MONEY MARKET      TAX-FREE       TAX-FREE
ASSETS:                                                                                    FUND          MONEY FUND     MONEY FUND
------------------------------------------------------------------------------------------------------------------------------------
Investments in securities, at value (note 1)
    Securities .......................................................................  $596,418,641    $397,842,336   $124,317,661
    Repurchase agreements ............................................................   388,553,000              --             --
Cash .................................................................................            --              --             --
Receivables:
    Dividends ........................................................................            --              --             --
    Interest .........................................................................     4,691,637       3,409,622      1,125,148
    Expenses absorbed by Manager .....................................................            --              --             --
    Shares of beneficial interest sold ...............................................     6,862,801         146,417        242,679
    Investment securities sold .......................................................            --       1,200,000             --
Other assets .........................................................................         5,162           1,560            763
                                                                                        ------------    ------------   ------------
Total Assets .........................................................................   996,531,241     402,599,935    125,686,251
                                                                                        ------------    ------------   ------------

LIABILITIES:
------------------------------------------------------------------------------------------------------------------------------------
Payables:
    Shares of beneficial interest redeemed............................................     7,142,374       2,106,277             --
    Investment securities purchased...................................................            --              --             --
    Management fees...................................................................        73,013         141,975         33,642
    Administration fees...............................................................        36,003          19,008          5,422
    Share marketing plan fees (note 3) (Class P shares only)..........................
    Custodian fees....................................................................         6,103          16,010          8,497
    Dividends.........................................................................
    Trustees' fees and expenses.......................................................         3,011             810            446
    Accounting fees...................................................................        90,389          61,482         27,648
    Cash overdrafts payable to custodian..............................................         7,774      10,438,050      2,167,900
    Transfer agency and servicing fees................................................        30,009           8,970         13,508
    Other accrued liabilities and expenses............................................        38,833          43,293         28,048
                                                                                        ------------    ------------   ------------
Total Liabilities ....................................................................     7,427,509      12,835,875      2,285,111
                                                                                        ------------    ------------   ------------
Net Assets ...........................................................................  $989,103,732    $389,764,060   $123,401,140
                                                                                        ------------    ------------   ------------
Investments at identified cost........................................................  $984,971,641    $397,842,336   $124,317,661

NET ASSETS CONSIST OF:
------------------------------------------------------------------------------------------------------------------------------------
Undistributed net investment income/(distributions in excess of net investment
    income/accumulated net investment loss)...........................................  $     22,008         $10,005   $      3,214
Accumulated net realized gain/(loss)..................................................       109,241         (27,577)       (38,581)
Net unrealized appreciation/(depreciation)............................................
Shares of beneficial interest.........................................................     9,889,610       3,897,807      1,234,398
Additional paid-in capital............................................................   979,082,873     385,883,825    122,202,109
                                                                                        ------------    ------------   ------------
Net Assets............................................................................  $989,103,732    $389,764,060   $123,401,140

NET ASSETS:
------------------------------------------------------------------------------------------------------------------------------------
    Class R shares....................................................................  $989,103,245    $389,764,060   $123,401,140
    Class P shares....................................................................           487             N/A            N/A
                                                                                        ------------    ------------   ------------
Net Assets............................................................................  $989,103,732    $389,764,060   $123,401,140
Number of Fund shares outstanding:
    Class R shares....................................................................   988,960,502     389,780,740    123,439,837
    Class P shares....................................................................           486             N/A            N/A
Class R shares:  Net asset value, offering and redemption price per share outstanding.  $       1.00    $       1.00   $       1.00
                                                                                        ------------    ------------   ------------
Class P shares:  Net asset value, offering and redemption price per share outstanding.  $       1.00             N/A            N/A
                                                                                        ------------    ------------   ------------

        THE MONTGOMERY FUNDS
      STATEMENTS OF OPERATIONS
  Six Months Ended December 31, 2000
            (Unaudited)



                                                                 U.S.                                        U.S. Emerging
                                                               Select 20         Growth      Mid Cap 20         Growth
NET INVESTMENT INCOME:                                         Portfolio          Fund        Portfolio          Fund
-------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest.....................................................  $    4,644    $    249,994    $  12,280       $    318,365
Dividends (net of foreign withholding taxes).................       8,481       1,202,395          166            104,108
                                                               ----------    ------------    ---------       ------------
Total Income.................................................      13,125       1,452,389       12,446            422,473
                                                               ----------    ------------    ---------       ------------

EXPENSES:
Custodian fee................................................       4,738          21,766           --             16,003
Transfer agency and servicing fees...........................      44,104         568,096          395            264,091
Management fee (note 2)......................................      17,056       1,925,754        3,657          2,481,050
Administration fee (note 2)..................................       1,200         134,803          252             76,036
Share marketing plan fee (note 3) (Class P shares only)......          --             274           --                 --
Legal and audit fees.........................................      23,150          29,425        3,890             19,103
Trustees' fees...............................................          60           8,529           29              4,135
Registration fees............................................      11,089          23,634          563             14,131
Accounting fees..............................................         696         109,291          342             62,309
Printing fees................................................      12,354         134,248          396             61,221
Other........................................................      41,394          41,074          242             23,932
Interest expense.............................................         998           5,936           --             13,857
                                                               ----------    ------------    ---------       ------------
Total Expenses...............................................     156,839       3,002,830        9,766          3,035,868
Fees deferred and/or expenses absorbed by Manager (note 2)...    (131,970)       (115,790)      (4,731)        (1,398,063)
                                                               ----------    ------------    ---------       ------------
Net Expenses.................................................      24,869       2,887,040        5,035          1,637,805
                                                               ----------    ------------    ---------       ------------
NET INVESTMENT INCOME/(LOSS).................................     (11,744)     (1,434,651)       7,411         (1,215,332)
                                                               ----------    ------------    ---------       ------------

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
-----------------------------------------------------------------------------------------------------------------------------
Net realized gain/(loss) from:
      Securities transactions................................    (655,060)     18,522,312     (312,961)        22,213,725
      Foreign-currency transactions and other assets.........          --              --           --                 --
                                                               ----------    ------------    ---------       ------------
Net Realized Gain/(Loss) on Investments......................    (655,060)     18,522,312     (312,961)        22,213,725

Net change in unrealized appreciation/ (depreciation) of:
      Securities.............................................     (35,826)    (49,970,736)     (65,323)       (20,212,993)
      Forward foreign-currency exchange contracts............          --              --           --                 --
      Foreign-currency transactions and other assets.........          --              --           --                 --
                                                               ----------    ------------    ---------       ------------
Net Unrealized Appreciation/(Depreciation) of Investments....     (35,826)    (49,970,736)     (65,323)       (20,212,993)
                                                               ----------    ------------    ---------       ------------

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS.......    (690,886)    (31,448,424)    (378,284)         2,000,732
                                                               ----------    ------------    ---------       ------------
NET INCREASE/(DECREASE) IN NET ASSETS
      RESULTING FROM OPERATIONS..............................   $(702,630)   $(32,883,075)   $(370,873)      $    785,400
                                                               ----------    ------------    ---------       ------------

Foreign withholding taxes....................................   $      --    $         --    $      --       $         --
                                                               ----------    ------------    ---------       ------------

98

The accompanying notes are an integral part of these financial statements.

                                                                                                    International
                                                                 Small Cap        Balanced             Growth
NET INVESTMENT INCOME:                                              Fund            Fund                Fund
--------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest.....................................................  $    366,650       $    46,471       $     38,643
Dividends (net of foreign withholding taxes).................        22,780         4,966,188            517,222
                                                               ------------       -----------       ------------
Total Income.................................................       389,430         5,012,659            555,865
                                                               ------------       -----------       ------------

EXPENSES:
Custodian fee................................................        19,436                10             77,743
Transfer agency and servicing fees...........................        58,733            89,780            265,203
Management fee (note 2)......................................       598,985                --            988,857
Administration fee (note 2)..................................        41,929                --             45,714
Share marketing plan fee (note 3) (Class P shares only)......        32,168             3,542             10,209
Legal and audit fees.........................................        12,407             5,359             24,376
Trustees' fees...............................................         2,513             1,808              3,238
Registration fees............................................         2,734            12,416             28,024
Accounting fees..............................................        32,692            12,973             49,099
Printing fees................................................        19,586            23,257             57,068
Other........................................................        15,583            57,113             18,928
Interest expense.............................................         7,293                84            144,264
                                                               ------------       -----------       ------------
Total Expenses...............................................       844,059           206,342          1,712,723
Fees deferred and/or expenses absorbed by Manager (note 2)...            --          (154,801)          (481,560)
                                                               ------------       -----------       ------------
Net Expenses.................................................       844,059            51,541          1,231,163
                                                               ------------       -----------       ------------
NET INVESTMENT INCOME/(LOSS).................................      (454,629)        4,961,118           (675,298)
                                                               ------------       -----------       ------------

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
--------------------------------------------------------------------------------------------------------------------
Net realized gain/(loss) from:
      Securities transactions................................    (3,348,563)          138,977         (5,979,694)
      Foreign-currency transactions and other assets.........            --                --           (898,987)
                                                               ------------       -----------       ------------
Net Realized Gain/(Loss) on Investments......................    (3,348,563)          138,977         (6,878,681)

Net change in unrealized appreciation/ (depreciation) of:
      Securities.............................................   (22,712,266)       (6,055,374)       (13,825,896)
      Forward foreign-currency exchange contracts............            --                --                 --
      Foreign-currency transactions and other assets.........            --                --                775
                                                               ------------       -----------       ------------
Net Unrealized Appreciation/(Depreciation) of Investments....   (22,712,266)       (6,055,374)       (13,825,121)
                                                               ------------       -----------       ------------

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS.......   (26,060,829)       (5,916,397)       (20,703,802)
                                                               ------------       -----------       ------------
NET INCREASE/(DECREASE) IN NET ASSETS
      RESULTING FROM OPERATIONS..............................  $(26,515,458)      $  (955,279)      $(21,379,100)
                                                               ------------       -----------       ------------

Foreign withholding taxes....................................  $         --       $        --       $     52,035
                                                               ------------       -----------       ------------

                                                                                     Global
                                                               International     Opportunities      Global 20
NET INVESTMENT INCOME:                                         20 Portfolio          Fund           Portfolio
----------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest.....................................................     $     935       $     68,385      $    234,014
Dividends (net of foreign withholding taxes).................         2,086            143,697           200,054
                                                                  ---------       ------------      ------------
Total Income.................................................         3,021            212,082           434,068
                                                                  ---------       ------------      ------------

EXPENSES:
Custodian fee................................................         7,097             40,249            29,861
Transfer agency and servicing fees...........................         6,860             67,973           152,112
Management fee (note 2)......................................         6,285            581,548           655,586
Administration fee (note 2)..................................           400             26,183            34,592
Share marketing plan fee (note 3) (Class P shares only)......            --                 --                23
Legal and audit fees.........................................        18,258             19,062            12,728
Trustees' fees...............................................            33              1,396               650
Registration fees............................................         3,098             11,554            13,590
Accounting fees..............................................           417             18,908            32,941
Printing fees................................................         2,447             17,574            42,175
Other........................................................        17,539              9,140            17,585
Interest expense.............................................         1,243             51,514            11,674
                                                                  ---------       ------------      ------------
Total Expenses...............................................        63,677            845,101         1,003,517
Fees deferred and/or expenses absorbed by Manager (note 2)...       (53,000)           (83,665)         (104,974)
                                                                  ---------       ------------      ------------
Net Expenses.................................................        10,677            761,436           898,543
                                                                  ---------       ------------      ------------
NET INVESTMENT INCOME/(LOSS).................................        (7,656)          (549,354)         (464,475)
                                                                  ---------       ------------      ------------

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
--------------------------------------------------------------------------------------------------------------------
Net realized gain/(loss) from:
      Securities transactions................................      (160,506)       (12,042,905)      (12,277,900)
      Foreign-currency transactions and other assets                 (9,087)          (225,744)         (326,731)
                                                                  ---------       ------------      ------------
Net Realized Gain/(Loss) on Investments......................      (169,593)       (12,268,649)      (12,604,631)

Net change in unrealized appreciation/ (depreciation) of:
      Securities.............................................        (2,120)        (3,804,330)       (8,471,866)
      Forward foreign-currency exchange contracts............           135              5,268                --
      Foreign-currency transactions and other assets.........          (170)            (1,639)               83
                                                                  ---------       ------------      ------------
Net Unrealized Appreciation/(Depreciation) of Investments....        (2,155)        (3,800,701)       (8,471,783)
                                                                  ---------       ------------      ------------

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS.......      (171,748)       (16,069,350)      (21,076,414)
                                                                  ---------       ------------      ------------
NET INCREASE/(DECREASE) IN NET ASSETS
      RESULTING FROM OPERATIONS..............................     $(179,404)      $(16,618,704)     $(21,540,889)
                                                                  ---------       ------------      ------------

Foreign withholding taxes....................................     $     102       $     13,747      $     17,021
                                                                  ---------       ------------      ------------

         THE MONTGOMERY FUNDS
       STATEMENTS OF OPERATIONS
 Six Months Ended December 31, 2000
             (Unaudited)




                                                 GLOBAL            GLOBAL           EMERGING            EMERGING
                                               LONG-SHORT       COMMUNICATIONS       MARKETS           MARKETS 20
NET INVESTMENT INCOME:                            FUND              FUND              FUND             PORTFOLIO
--------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest.....................................    $ 2,823,447        984,354           140,924            35,251
Dividends (net of foreign withholding
taxes).......................................        436,801        392,911         1,269,070            37,075
                                                 -----------     -----------       -----------      -----------
Total Income                                       3,260,248      1,377,265         1,409,994            72,326
                                                 -----------     -----------       -----------      -----------

EXPENSES:
Custodian fee................................        170,488         90,380           328,570             5,335
Transfer agency and servicing fees...........        144,886        337,980           459,157            31,434
Management fee (note 2)......................      2,294,410      2,292,279         2,033,333            29,782
Administration fee (note 2)..................        107,489        131,235            83,563             1,895
Dividend expense due to short sales..........        141,632             --                --               --
Share marketing plan fee (note 3)............             --             --                --               --
Class P shares...............................             --             --             1,371               --
Class B shares...............................         74,901             --                --               --
Class C shares...............................         29,373             --                --               --
Legal and audit fees.........................         55,590         30,870            26,600            18,762
Trustees' fees...............................         12,270          8,729             5,528               148
Registration fees............................         49,736          5,579            19,999            12,559
Accounting fees..............................        131,919        136,584            83,066               971
Printing fees................................         40,301         87,496           107,823             3,393
Shareholder servicing fees (note 4)..........        254,847             --                --                --
Other........................................        118,655         37,645            33,358            54,453
Tax expense..................................         71,845             --            23,050             1,642
Interest expense.............................      1,212,804         17,720            91,701             3,599
                                                 -----------     -----------       -----------      -----------
Total Expenses                                     4,911,146      3,176,497         3,297,119           163,973
Fees deferred and/or expenses absorbed by
Manager (note 2).............................             --            --           (900,777)         (115,464)
                                                 -----------     -----------       -----------      -----------
Net Expenses                                       4,911,146      3,176,497         2,396,342            48,509
                                                 -----------     -----------       -----------      -----------
NET INVESTMENT INCOME/(LOSS)                      (1,650,898)    (1,799,232)         (986,348)           23,817
                                                 -----------     -----------       -----------      -----------

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
--------------------------------------------------------------------------------------------------------------------
Net realized gain/(loss) from:
      Securities transactions...............      (8,073,234)   (57,823,052)        2,174,823          (495,399)
      Securities sold short.................      17,703,488                               --               --
      Foreign-currency transactions and
      other assets..........................        (530,074)      (646,108)         (507,227)          (13,785)
                                                 -----------    -----------       -----------       -----------
Net Realized Gain/(Loss) on Investments            9,100,180    (58,469,160)        1,667,596          (509,184)

Net change in unrealized appreciation/
     (depreciation) of:
      Securities............................     (84,685,490)   (95,868,868)      (63,835,923)         (437,120)
      Forward foreign-currency exchange
      contracts.............................         (16,682)         3,827                --                --
      Securities sold short.................       4,930,477             --                --                --
      Futures contracts.....................              --             --                --            (3,629)
      Foreign-currency transactions and
      other assets..........................          59,275         19,682         1,027,272                --
                                                 -----------    -----------       -----------       -----------
Net Unrealized Appreciation/(Depreciation)
     of Investments                              (79,712,420)   (95,845,359)      (62,808,651)         (440,749)
                                                 -----------    -----------       -----------       -----------

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON
INVESTMENTS                                      (70,612,240)  (154,314,519)      (61,141,055)         (949,933)
                                                 -----------    -----------       -----------       -----------

NET INCREASE/(DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                       $(72,263,138) $(156,113,751)     $(62,127,403)        $(926,116)
                                                 -----------    -----------       -----------       -----------

Foreign withholding taxes...................          $9,764        $18,576           $39,482              $226
                                                 -----------    -----------       -----------       -----------

The accompanying notes are an integral part of these financial statements.

                                                                                                      CALIFORNIA
                                                                                  SHORT DURATION       TAX-FREE
                                                    EMERGING     TOTAL RETURN       GOVERNMENT       INTERMEDIATE
NET INVESTMENT INCOME:                             ASIA FUND       BOND FUND         BOND FUND         BOND FUND
------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest.......................................   $   10,762     $1,024,748         $7,323,898        $  680,156
Dividends (net of foreign withholding
taxes).........................................       76,501             --                 --                --
                                                  ----------     ----------         ----------        ----------
Total Income                                          87,263      1,024,748          7,323,898           680,156
                                                  ----------     ----------         ----------        ----------
EXPENSES:
Custodian fee..................................       45,647          4,272             10,775             1,628
Transfer agency and servicing fees.............       50,653         21,286             80,710             8,747
Management fee (note 2)........................      504,948        176,470            767,387           120,201
Administration fee (note 2)....................        7,023          7,293             47,310             6,993
Dividend expense due to short sales............           --             --                 --                --
Share marketing plan fee (note 3)..............           --             --                 --                --
Class P shares.................................           --             --              5,119                --
Class B shares.................................           --             --                 --                --
Class C shares.................................           --             --                 --                --
Legal and audit fees...........................       18,386          9,625             14,032             9,799
Trustees' fees.................................          614            481              3,435               511
Registration fees..............................       13,070         11,248             36,034               868
Accounting fees................................        6,896          7,564             42,684             7,804
Printing fees..................................       14,635          1,911             18,240             2,069
Shareholder servicing fees (note 4)............           --             --                 --                --
Other..........................................        8,041          9,168             20,269            12,279
Tax expense....................................           --             --                 --                --
Interest expense...............................       24,874          2,304          1,107,787                --
                                                  ----------     ----------         ----------        ----------
Total Expenses                                       694,787        251,622          2,153,782           170,899

Fees deferred and/or expenses absorbed by
Manager (note 2)...............................     (479,471)      (147,148)          (473,100)          (69,853)
                                                  ----------     ----------         ----------        ----------

Net Expenses                                         215,316        104,474          1,680,682           101,046
                                                  ----------     ----------         ----------        ----------
NET INVESTMENT INCOME/(LOSS)                       $(128,053)      $920,274         $5,643,216        $  579,110
                                                  -----------     ----------        ----------        ----------

NET REALIZED AND UNREALIZED GAIN/ (LOSS) ON INVESTMENTS:
------------------------------------------------------------------------------------------------------------------
Net realized gain/(loss) from:
      Securities transactions..................     (409,918)       450,832            993,861           195,407
      Securities sold short....................           --             --                 --                --
      Foreign-currency transactions and
      other assets.............................      (15,754)            --                 --                --
                                                  ----------     ----------         ----------        ----------
Net Realized Gain/(Loss) on Investments             (425,672)       450,832            993,861           195,407

Net change in unrealized appreciation/
     (depreciation) of:
      Securities...............................   (4,042,820)       625,295          2,732,777           690,658
      Forward foreign-currency exchange
      contracts................................           --             --                 --                --
      Securities sold short ...................           --             --                 --                --
      Futures contracts........................           94             --                 --                --
      Foreign-currency transactions and
      other assets.............................           --             --                 --                --

Net Unrealized Appreciation/(Depreciation)
     of Investments                               (4,042,726)       625,295          2,732,777           690,658
                                                  ----------     ----------         ----------        ----------

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON
INVESTMENTS                                       (4,468,398)     1,076,127          3,726,638           886,065
                                                  ----------     ----------         ----------        ----------

NET INCREASE/(DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                        $(4,596,451)    $1,996,401         $9,369,854        $1,465,175
                                                  ----------     ----------         ----------        ----------

Foreign withholding taxes .....................  $     6,941     $      --          $       --        $       --
                                                  ----------     ----------         ----------        ----------


                                                     GOVERNMENT        CALIFORNIA          FEDERAL
                                                    MONEY MARKET        TAX-FREE           TAX-FREE
NET INVESTMENT INCOME:                                  FUND           MONEY FUND         MONEY FUND
------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest.......................................      $32,650,226       $7,977,070         $3,031,913

Dividends (net of foreign withholding
taxes).........................................               --               --                 --
                                                      ----------       ----------         ----------
Total Income                                          32,650,226        7,977,070          3,031,913
                                                      ----------       ----------         ----------
EXPENSES:
Custodian fee..................................           12,635           15,810             11,044
Transfer agency and servicing fees.............           99,618           12,289             17,227
Management fee (note 2)........................        1,368,331          830,092            529,861
Administration fee (note 2)....................          210,653          103,761             34,850
Dividend expense due to short sales............               --               --                 --
Share marketing plan fee (note 3)..............               --               --                 --
Class P shares.................................               --               --                 --
Class B shares.................................               --               --                 --
Class C shares.................................               --               --                 --
Legal and audit fees...........................           25,674           15,651              9,868
Trustees' fees.................................           15,634            7,633              2,493
Registration fees..............................            3,480              110              9,988
Accounting fees................................          184,874           77,773             39,968
Printing fees..................................           33,968            3,085              2,892
Shareholder servicing fees (note 4)............               --               --                 --
Other..........................................           62,897           30,402             15,246
Tax expense....................................               --               --                 --
Interest expense...............................            6,120               --                 --
                                                      ----------       ----------         ----------
Total Expenses                                         2,023,884        1,096,606            673,437

Fees deferred and/or expenses absorbed by
Manager (note 2)...............................               --               --           (255,267)
                                                      ----------       ----------         ----------
Net Expenses                                           2,023,884        1,096,606            418,170
                                                      ----------       ----------         ----------
NET INVESTMENT INCOME/(LOSS)                         $30,626,342       $6,880,464         $2,613,743
                                                      ----------       ----------         ----------

NET REALIZED AND UNREALIZED GAIN/ (LOSS) ON INVESTMENTS:
------------------------------------------------------------------------------------------------------------------
Net realized gain/(loss) from:
      Securities transactions..................            81,299          (5,634)           (16,437)
      Securities sold short...................                --               --                 --
      Foreign-currency  transactions and
      other assets.............................               --               --                 --
                                                      ----------       ----------         ----------
Net Realized Gain/(Loss) on Investments                   81,299           (5,634)           (16,437)

Net change in unrealized appreciation/
     (depreciation) of:
      Securities...............................               --               --                 --
      Forward foreign-currency exchange
      contracts................................               --               --                 --
      Securities sold short....................               --               --                 --
      Futures contracts........................               --               --                 --
      Foreign-currency transactions and
      other assets............................                --               --                 --

Net Unrealized Appreciation/(Depreciation)
     of Investments                                           --                --                 --
                                                      ----------       ----------         ----------

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON
INVESTMENTS                                               81,299           (5,634)           (16,437)
                                                      ----------       ----------         ----------

NET INCREASE/(DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                            $30,707,641       $6,874,830         $2,597,306
                                                      ----------       ----------         ----------
Foreign withholding taxes........                    $        --      $       --          $       --
                                                      ----------       ----------         ----------

     THE MONTGOMERY FUNDS
       STATEMENTS OF
    CHANGES IN NET ASSETS
Six Months Ended December 31, 2000
         (Unaudited)


                                                                     U.S. SELECT     GROWTH          MID CAP       U.S. EMERGING
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:                  20 PORTFOLIO      FUND         20 PORTFOLIO      GROWTH FUND
----------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss) ...................................  $     (11,744)  $  (1,434,651)  $       7,411    $ (1,215,332)
Net realized gain/(loss) .......................................       (655,060)     18,522,312        (312,961)     22,213,725
Net unrealized appreciation/(depreciation) during the period ...        (35,826)    (49,970,736)        (65,323)    (20,212,993)
Net Increase/(Decrease) in Net Assets Resulting from Operations        (702,630)    (32,883,075)       (370,873)        785,400

DISTRIBUTIONS TO SHAREHOLDERS:
----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
    Class R shares .............................................             --              --          (7,852)             --
    Class P shares .............................................             --              --              --              --
Distributions to shareholders in excess of net investment income             --              --              --              --
Distributions to shareholders from net realized gains on
    investments
    Class R shares .............................................       (123,628)    (44,108,206)             --     (68,761,898)
    Class P shares .............................................             --         (17,493)             --              --
Distributions to shareholders in excess of net realized gains on
    investments                                                              --              --              --              --
Total distributions .............................................      (123,628)    (44,125,699)         (7,852)    (68,761,898)

BENEFICIAL INTEREST TRANSACTIONS:
----------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) from beneficial interest transactions
    (note 6) ...................................................         72,657     (11,805,326)      3,077,254      39,976,280
Net Increase/(Decrease) in Net Assets                                  (753,601)    (88,814,100)      2,698,529     (28,000,218)

NET ASSETS:
----------------------------------------------------------------------------------------------------------------------------------
Beginning of period ............................................      3,345,560     416,270,683              --     224,944,110
End of Period                                                     $   2,591,959   $ 327,456,583   $   2,698,529    $196,943,892
Accumulated Undistributed Net Investment Income/(Accumulated Net
    Investment Loss)                                              $     (11,744)  $  (1,434,651)  $        (441)   $ (1,215,332)


                                                                       GLOBAL         GLOBAL                          EMERGING
                                                                     LONG-SHORT   COMMUNICATIONS     EMERGING         MARKETS
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:                      FUND            FUND        MARKETS FUND    20 PORTFOLIO
----------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss) ...................................  $  (1,650,898)  $  (1,799,232)  $    (986,348)   $     23,817
Net realized gain/(loss) .......................................      9,100,180     (58,469,160)      1,667,596        (509,184)
Net unrealized appreciation/(depreciation) during the period ...    (79,712,420)    (95,845,359)    (62,808,651)       (440,749)
Net Increase/(Decrease) in Net Assets Resulting from Operations     (72,263,138)   (156,113,751)    (62,127,403)       (926,116)

DISTRIBUTIONS TO SHAREHOLDERS:
----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
    Class R Shares .............................................             --              --              --         (17,342)
Distributions to shareholders in excess of net investment income:            --              --              --              --
Distributions to shareholders from net realized gains on
    investments:
    Class B shares .............................................     (5,851,863)             --              --              --
    Class C shares .............................................     (2,507,739)             --              --              --
    Class R shares .............................................    (71,344,037)    (79,643,094)             --              --
    Class P shares .............................................             --              --              --              --
Distributions to shareholders in excess of
 net realized gains on investments:                                          --              --              --              --
Total distributions ............................................    (79,703,639)    (79,643,094)             --         (17,342)

BENEFICIAL INTEREST TRANSACTIONS:
----------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) from beneficial interest transactions
    (note 6) ...................................................    (76,293,256)      4,281,233     (46,600,531)      1,839,915
Net Increase/(Decrease) in Net Assets                              (228,260,033)   (231,475,612)   (108,727,934)        896,457

NET ASSETS:
----------------------------------------------------------------------------------------------------------------------------------
Beginning of period ............................................    401,561,078     498,516,248     297,035,531       4,725,296
End of period                                                     $ 173,301,045   $ 267,040,636   $  188,307,597   $   5,621,753
Accumulated Undistributed Net Investment Income/
(Accumulated Net Investment Loss)                                 $    (934,932)  $  (1,811,615)  $  (1,947,474)   $     (5,334)

The accompanying notes are an integral part of these financial statements.

INCREASE/(DECREASE) IN NET ASSETS                     SMALL CAP         BALANCED        INTERNATIONAL      INTERNATIONAL
FROM OPERATIONS:                                         FUND             FUND            GROWTH FUND      20 PORTFOLIO
----------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss) ..................    $   (454,629)      $ 4,961,118      $   (675,298)      $      (7,656)
Net realized gain/(loss) ......................      (3,348,563)          138,977        (6,878,681)           (169,593)
Net unrealized appreciation/ (depreciation)
 during the period ............................     (22,712,266)       (6,055,374)      (13,825,121)             (2,155)
Net Increase/(Decrease) in Net Assets
 Resulting from  Operations                         (26,515,458)         (955,279)      (21,379,100)           (179,404)

DISTRIBUTIONS TO SHAREHOLDERS:
----------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders
 from net investment income:
    Class R shares ............................              --        (2,021,548)               --                  --
    Class P shares ............................              --          (102,898)               --                  --
Distributions to shareholders in
 excess of net investment income...............              --                --                --                  --
Distributions to shareholders
 from net realized gains on
    investments
    Class R shares ............................     (25,678,165)       (4,252,121)       (9,246,149)                 --
    Class P shares ............................      (7,265,080)         (225,765)         (739,563)                 --
Distributions to shareholders
 in excess of net realized gains
 on investments
Total distributions ...........................     (32,943,245)       (6,602,332)       (9,985,712)                 --

BENEFICIAL INTEREST TRANSACTIONS:
----------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) from
 beneficial interest transactions
 (note 6) .....................................      24,000,984        (1,683,317)      (70,744,253)         (1,656,000)
Net Increase/(Decrease) in Net  Assets              (35,457,719)       (9,240,928)     (102,109,065)         (1,835,404)

NET ASSETS:
----------------------------------------------------------------------------------------------------------------------------
Beginning of period ...........................     130,549,026        63,520,625       193,939,639           2,264,068
End of Period                                      $ 95,091,307       $54,279,697     $  91,830,574         $   428,664
Accumulated Undistributed Net
 Investment Income/
 (Accumulated Net Investment Loss)                 $   (454,629)      $ 2,888,419     $  (1,300,419)        $   (22,073)

                                                                 GLOBAL
INCREASE/(DECREASE) IN NET ASSETS                             OPPORTUNITIES           GLOBAL 20
FROM OPERATIONS:                                                  FUND                PORTFOLIO
---------------------------------------------------------------------------------------------------
Net investment income/(loss) ............................     $    (549,354)      $    (464,475)
Net realized gain/(loss) ................................       (12,268,649)        (12,604,631)
Net unrealized appreciation/ (depreciation) during the
 period .................................................        (3,800,701)         (8,471,783)
Net Increase/(Decrease) in Net Assets Resulting from
 Operations                                                     (16,618,704)        (21,540,889)

DISTRIBUTIONS TO SHAREHOLDERS:
---------------------------------------------------------------------------------------------------
Distributions to shareholders
 from net investment income:
    Class R shares ......................................                --                  --
    Class P shares ......................................                --                  --
Distributions to shareholders in
 excess of net investment income                                         --                  --
Distributions to shareholders
 from net realized gains on
    investments
    Class R shares ......................................        (4,414,762)        (17,735,130)
    Class P shares ......................................                --              (3,656)
Distributions to shareholders
 in excess of net realized gains
 on investments
Total distributions .....................................        (4,414,762)        (17,738,786)

BENEFICIAL INTEREST TRANSACTIONS:
---------------------------------------------------------------------------------------------------
Net increase/(decrease) from  beneficial interest
 transactions  (note 6) .................................          (793,042)          1,732,435
Net Increase/(Decrease) in Net  Assets                          (21,826,508)        (37,547,240)

NET ASSETS:
---------------------------------------------------------------------------------------------------
Beginning of period .....................................        85,722,548         115,858,968
End of Period                                                  $ 63,896,040        $ 78,311,728
Accumulated Undistributed Net
 Investment Income/
 (Accumulated Net Investment Loss)                             $   (547,586)       $   (464,474)

                                                                                                            CALIFORNIA
                                                                                       SHORT DURATION        TAX-FREE
INCREASE/(DECREASE) IN NET ASSETS                   EMERGING        TOTAL RETURN         GOVERNMENT         INTERMEDIATE
 FROM OPERATIONS:                                  ASIA FUND         BOND FUND            BOND FUND           BOND FUND
---------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss) ..........        $   (128,053)     $    920,274          $   5,643,216        $   579,110
Net realized gain/(loss) ..............            (425,672)          450,832                993,861            195,407
Net unrealized appreciation/
 (depreciation) during the
  period ..............................          (4,042,726)          625,295              2,732,777            690,658
Net Increase/(Decrease) in Net
 Assets Resulting from Operations                (4,596,451)        1,996,401              9,369,854          1,465,175

DISTRIBUTIONS TO SHAREHOLDERS:
---------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders
from net investment income:
    Class R shares ....................                  --          (920,274)            (5,642,620)          (579,110)
Distributions to shareholders in
 excess of net investment income:                        --                --                     --                 --
Distributions to shareholders
 from net realized gains on
    investments:
    Class B shares ....................                  --                --                     --                 --
    Class C shares ....................                  --                --                     --                 --
    Class R shares ....................                  --                --                     --                 --
    Class P shares ....................
Distributions to shareholders
 in excess of net realized gains
 on investments:                                         --                --                     --                 --
Total distributions ...................                  --          (920,274)            (5,642,620)          (579,110)

BENEFICIAL INTEREST TRANSACTIONS:
---------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) from
 beneficial interest transactions
 (note 6) .............................          (5,328,886)       (1,342,291)            23,355,993            675,864
Net Increase/(Decrease)
 in Net Assets                                   (9,925,337)         (266,164)            27,083,227          1,561,929

NET ASSETS:
---------------------------------------------------------------------------------------------------------------------------
Beginning of period ...................          24,842,671        28,111,668            175,965,569         27,405,394
End of Period                                  $ 14,917,334      $ 27,845,504          $ 203,048,796        $28,967,323
Accumulated Undistributed Net
Investment Income/
(Accumulated Net Investment Loss)              $   (835,028)     $     40,714          $     (48,275)       $     1,382


                                                    GOVERNMENT        CALIFORNIA         FEDERAL
INCREASE/(DECREASE) IN NET ASSETS                  MONEY MARKET        TAX-FREE         TAX-FREE
 FROM OPERATIONS:                                      FUND           MONEY FUND       MONEY FUND
--------------------------------------------------------------------------------------------------
Net investment income/(loss) ..........           $ 30,626,342     $  6,880,464      $  2,613,743
Net realized gain/(loss) ..............                 81,299           (5,634)          (16,437)
Net unrealized appreciation/
 (depreciation) during the
  period ..............................                     --               --                --
Net Increase/(Decrease) in Net
 Assets Resulting from Operations                   30,707,641        6,874,830         2,597,306

DISTRIBUTIONS TO SHAREHOLDERS:
--------------------------------------------------------------------------------------------------
Distributions to shareholders
from net investment income:
    Class R shares ....................            (30,586,160)      (6,880,464)       (2,613,743)
Distributions to shareholders in
 excess of net investment income:                      (40,182)              --                --
Distributions to shareholders
 from net realized gains on
    investments:
    Class B shares ....................                     --               --                --
    Class C shares ....................                     --               --                --
    Class R shares ....................                     --               --                --
    Class P shares ....................
Distributions to shareholders
 in excess of net realized gains
 on investments:                                            --               --                --
Total distributions ...................            (30,626,342)      (6,880,464)       (2,613,743)

BENEFICIAL INTEREST TRANSACTIONS:
--------------------------------------------------------------------------------------------------
Net increase/(decrease) from
 beneficial interest transactions
 (note 6) .............................            185,737,796       10,950,545        (24,420,691)
Net Increase/(Decrease)
 in Net Assets                                     185,819,095       10,944,911        (24,437,128)

NET ASSETS:
---------------------------------------------------------------------------------------------------
Beginning of period ...................            803,284,637      378,819,149         147,838,268
End of Period                                     $989,103,732     $389,764,060        $123,401,140
Accumulated Undistributed Net
Investment Income/
(Accumulated Net Investment Loss)                 $     22,008     $     10,005        $      3,214

THE MONTGOMERY FUNDS
    STATEMENTS OF
CHANGES IN NET ASSETS
Year Ended June 30, 2000

                                                                                                                   U.S. EMERGING
                                                                               U.S. SELECT          GROWTH              GROWTH
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:                             20 PORTFOLIO          FUND                FUND
----------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss) .............................................    $     (1,001)     $     (93,993)     $  (3,138,469)
Net realized gain/(loss) on securities, forward foreign-currency exchange contracts, futures contracts and foreign-currency transactions and
    other assets during the period .......................................          83,704         76,142,505        107,314,389
Net unrealized appreciation/(depreciation) of securities, forward foreign-currency exchange contracts, foreign-currency transactions
    and other assets during the period ...................................          94,412        (81,165,810)       (20,040,356)
Net Increase/(Decrease) in Net Assets Resulting from Operations                    177,115         (5,117,298)        84,135,564

DISTRIBUTIONS TO SHAREHOLDERS:
----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
    Class R shares .......................................................              --         (4,220,939)                --
    Class P shares .......................................................              --               (644)                --
Distributions to shareholders from net realized gains on investments:
    Class B shares .......................................................              --                 --                 --
    Class C shares .......................................................              --                 --                 --
    Class R shares .......................................................              --        (72,316,628)       (33,705,710)
    Class P shares .......................................................              --            (19,865)                --
Distributions to shareholders in excess of net realized gains on investments:
    Class R shares .......................................................              --                 --                 --
    Class P shares .......................................................              --                 --                 --
Total distributions ......................................................              --        (76,558,076)       (33,705,710)

BENEFICIAL INTEREST TRANSACTIONS:
----------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) from beneficial interest transactions (note 6) ...       3,168,445       (172,061,248)      (207,968,254)
Net Increase/(Decrease) in Net Assets                                            3,345,560       (253,736,622)      (157,538,400)

NET ASSETS:
----------------------------------------------------------------------------------------------------------------------------------
Beginning of period ......................................................              --        670,007,305        382,482,510
End of Period                                                                 $  3,345,560      $ 416,270,683      $ 224,944,110
Accumulated Undistributed Net Investment Income/(Accumulated Net
    Investment Loss)                                                          $         --      $          --      $          --

                                                                                  GLOBAL                              EMERGING
                                                                              COMMUNICATIONS       EMERGING            MARKETS
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:                                 FUND          MARKETS FUND       20 PORTFOLIO
----------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss) .............................................    $ (5,037,820)     $  (3,399,226)     $      20,075
Net realized gain/(loss) on securities, forward foreign-currency exchange contracts, futures contracts, equity swaps and foreign-currency
    transactions during the period .......................................     206,684,456         58,580,892            454,303
Net unrealized appreciation/(depreciation) of securities, forward foreign-currency exchange contracts, equity swaps, foreign-currency
    transactions and other assets during the period ......................     (19,678,886)         6,442,069            (55,418)
Net Increase/(Decrease) in Net Assets Resulting from Operations                181,967,750         61,623,735            418,960

DISTRIBUTIONS TO SHAREHOLDERS:
----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
    Class R shares .......................................................              --                 --            (23,653)
    Class P shares .......................................................              --                 --                 --
Distributions to shareholders in excess of net investment income:
    Class R shares .......................................................              --                 --            (11,809)
    Class P shares .......................................................              --                 --                 --
Distributions to shareholders from net realized gains on investments:
    Class R shares .......................................................     (84,931,132)                --                 --
Distributions to shareholders in excess of net realized gains on investments:
    Class R shares .......................................................              --                 --                 --
Total distributions ......................................................     (84,931,132)                --            (35,462)

BENEFICIAL INTEREST TRANSACTIONS:
----------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) from beneficial interest transactions (note 6) ...      46,749,445       (110,015,380)         1,790,791
Net Increase/(Decrease) in Net Assets                                          143,786,063        (48,391,645)         2,174,289

NET ASSETS:
----------------------------------------------------------------------------------------------------------------------------------
Beginning of period ......................................................     354,730,185        345,427,176          2,551,007
End of Period                                                                 $498,516,248      $ 297,035,531      $   4,725,296
Accumulated Undistributed Net Investment Income/(Accumulated Net
    Investment Loss)                                                          $    (12,383)     $    (961,126)     $     (11,809)

    The accompanying notes are an integral part of these financial statements.

                                                                                              INTERNATIONAL         GLOBAL
                                                              SMALL CAP        BALANCED          GROWTH         OPPORTUNITIES
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:               FUND            FUND             FUND               FUND
------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss) ....                           $ (1,655,629)   $  1,766,179      $ (1,814,453)     $   (949,772)
Net realized gain/(loss) on securities, forward
    foreign-currency exchange contracts, futures
    contracts and foreign-currency transactions
    and other assets during the period .............          52,130,304       3,063,844        29,623,511        16,080,114
Net unrealized appreciation/(depreciation) of
    securities, forward foreign-currency exchange
    contracts, foreign-currency transactions and
    other assets during the period .................          (8,034,704)     (4,476,849)       10,142,637        (2,332,942)
Net Increase/(Decrease) in Net Assets Resulting
    from Operations                                           42,439,971         353,174        37,951,695        12,797,400


DISTRIBUTIONS TO SHAREHOLDERS:
------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
    Class R shares .................................                  --      (2,469,564)               --                --
    Class P shares .................................                  --         (56,456)               --                --
Distributions to shareholders from net realized gains on
    investments:
    Class B shares .................................                  --              --                --                --
    Class C shares .................................                  --              --                --                --
    Class R shares .................................              (2,347)     (1,296,646)       (4,202,087)       (5,240,294)
    Class P shares .................................                (471)         (1,055)          (75,380)               --
Distributions to shareholders in excess of net realized
    gains on investments:
    Class R shares ................................                   --        (544,818)               --                --
    Class P shares ................................                   --            (443)               --                --
Total distributions ...............................               (2,818)     (4,368,982)       (4,277,467)       (5,240,294)

BENEFICIAL INTEREST TRANSACTIONS:
------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) from beneficial interest
 transactions (note 6) ............................          (45,817,347)    (13,653,062)      (69,373,573)       21,019,902
Net Increase/(Decrease) in Net Assets                         (3,380,194)    (17,668,870)      (35,699,345)       28,577,008

NET ASSETS:
------------------------------------------------------------------------------------------------------------------------------
Beginning of period ................................         133,929,220      81,189,495       229,638,984        57,145,540
End of Period                                               $130,549,026    $ 63,520,625      $193,939,639      $ 85,722,548
Accumulated Undistributed Net Investment
    Income/(Accumulated Net Investment Loss)                $         --    $     51,747      $   (625,121)     $      1,768

                                                                                                             GLOBAL
                                                                   INTERNATIONAL        GLOBAL 20           LONG-SHORT
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:                 20 PORTFOLIO         PORTFOLIO              FUND
------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss) .......................             $     (3,550)        $ (2,372,232)       $ (8,054,515)
Net realized gain/(loss) on securities, forward
    foreign-currency exchange contracts, futures
    contracts and foreign-currency transactions
    and other assets during the period .............                 (179,508)          38,812,970         107,245,497
Net unrealized appreciation/(depreciation) of
    securities, forward foreign-currency exchange
    contracts, foreign-currency transactions and
    other assets during the period .................                  (30,845)         (15,548,497)         77,601,780
Net Increase/(Decrease) in Net Assets Resulting
    from Operations                                                  (213,903)          20,892,241         176,792,762


DISTRIBUTIONS TO SHAREHOLDERS:
------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
    Class R shares .................................                       --                   --                  --
    Class P shares .................................                       --                   --                  --
Distributions to shareholders from net realized gains on
 investments:
    Class B shares .................................                       --                   --          (1,713,891)
    Class C shares .................................                       --                   --            (763,244)
    Class R shares .................................                       --          (16,007,638)        (26,333,085)
    Class P shares .................................                       --                   --              (3,666)
Distributions to shareholders in excess of net realized
    gains on investments:
    Class R shares .................................                       --                   --                  --
    Class P shares .................................                       --                   --                  --
Total distributions ................................                       --          (16,011,304)        (28,810,220)

BENEFICIAL INTEREST TRANSACTIONS:
------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) from beneficial interest
 transactions (note 6) ..............................               2,477,971          (25,869,138)         11,365,473
Net Increase/(Decrease) in Net Assets                               2,264,068          (20,988,201)        159,348,015

NET ASSETS:
------------------------------------------------------------------------------------------------------------------------
Beginning of period .................................                      --          136,847,169         242,213,063
End of Period                                                    $  2,264,068         $115,858,968        $401,561,078
Accumulated Undistributed Net Investment
    Income/(Accumulated Net Investment Loss)                     $    (14,417)        $         --        $    715,966

                                                                                             SHORT DURATION    CALIFORNIA TAX-FREE
                                                           EMERGING        TOTAL RETURN         GOVERNMENT        INTERMEDIATE
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:        ASIA FUND          BOND FUND           BOND FUND          BOND FUND
----------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss) .....................     $   (335,104)       $  2,139,301        $  9,914,178      $  1,418,256
Net realized gain/(loss) on securities, forward
    foreign-currency exchange contracts, futures
    contracts, equity swaps and foreign-currency
    transactions during the period .                      3,615,224            (937,034)         (1,685,682)         (299,782)
Net unrealized appreciation/(depreciation) of
    securities, forward foreign-currency
    exchange contracts, equity swaps,
    foreign-currency transactions and other
    assets during the period .....................       (9,986,736)            278,253            (703,291)           47,167
Net Increase/(Decrease) in Net Assets Resulting
    from Operations                                      (6,706,616)          1,480,520           7,525,205         1,165,641

DISTRIBUTIONS TO SHAREHOLDERS:
----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net investment
    income:
    Class R shares ...............................       (1,751,948)         (2,065,411)         (9,649,353)       (1,418,257)
    Class P shares ...............................               --                  --            (215,954)               --
Distributions to shareholders in excess of net
    investment income:
    Class R shares ...............................         (706,975)                 --             (47,801)               --
    Class P shares ...............................               --                  --              (1,070)               --
Distributions to shareholders from net realized
    gains on investments:
    Class R shares ...............................               --                  --                  --                --
Distributions to shareholders in excess of net
    realized gains on investments:
    Class R shares ...............................               --            (440,674)                 --                --
Total distributions ..............................       (2,458,923)         (2,506,085)         (9,914,178)       (1,418,257)

BENEFICIAL INTEREST TRANSACTIONS:
--------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) from beneficial interest
    transaction (note 6) .......................        (29,187,679)         (9,338,436)         20,101,823       (13,358,879)
Net Increase/(Decrease) in Net Assets                   (38,353,218)        (10,364,001)         17,712,850       (13,611,495)

NET ASSETS:
--------------------------------------------------------------------------------------------------------------------------------
Beginning of period ..............................       63,195,889          38,475,669         158,252,719        41,016,889
End of Period                                          $ 24,842,671        $ 28,111,668        $175,965,569      $ 27,405,394
Accumulated Undistributed Net Investment
    Income/(Accumulated  Net Investment Loss) ....     $   (706,975)       $     40,714        $    (48,871)     $      1,382


                                                                     GOVERNMENT            CALIFORNIA            FEDERAL
                                                                    MONEY MARKET           TAX-FREE              TAX-FREE
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:                      FUND               MONEY FUND           MONEY FUND
-----------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss) .....................                  $ 36,029,825         $  8,788,460          $  4,810,404
Net realized gain/(loss) on securities, forward
    foreign-currency exchange contracts, futures
    contracts, equity swaps and foreign-currency
     transactions during the period ..............                        43,512              (15,207)              (21,154)
Net unrealized appreciation/(depreciation) of
    securities, forward foreign-currency
    exchange contracts, equity swaps,
    foreign-currency transactions and other
    assets during the period .....................                            --                   --                    --
Net Increase/(Decrease) in Net Assets Resulting
    from Operations                                                   36,073,337            8,773,253             4,789,250

DISTRIBUTIONS TO SHAREHOLDERS:
-----------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net investment
    income:
    Class R shares ...............................                   (35,843,506)          (8,779,520)           (4,806,981)
    Class P shares ...............................                      (186,297)                  --                    --
Distributions to shareholders in excess of net
    investment income:
    Class R shares ...............................                            --                   --                    --
    Class P shares ...............................                            --                   --                    --
Distributions to shareholders
 from net realized gains on
 investments:
    Class R shares ...............................                            --                   --                    --
Distributions to shareholders in
 excess of net realized gains on
 investments:
    Class R shares ...............................                            --                   --                    --
Total distributions ..............................                   (36,029,803)          (8,779,520)           (4,806,981)

BENEFICIAL INTEREST TRANSACTIONS:
-----------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) from beneficial
    interest transactions (note 6) ...............                   227,852,914           85,924,189            31,514,686
Net Increase/(Decrease) in Net Assets                                227,896,448           85,917,922            31,496,955

NET ASSETS:
-----------------------------------------------------------------------------------------------------------------------------
Beginning of period ..............................                   575,388,189          292,901,227           116,341,313
End of Period                                                       $803,284,637         $378,819,149          $147,838,268
Accumulated Undistributed Net Investment
    Income/(Accumulated Net Investment Loss) .....                  $     22,008         $     10,005          $      3,214

      THE MONTGOMERY FUNDS
    STATEMENTS OF CASH FLOWS
Six Months Ended December 31, 2000


GLOBAL LONG-SHORT FUND

CASH FLOWS FROM OPERATING ACTIVITIES:
----------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                                  $  (1,650,898)
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
    Decrease in interest receivable ........................................   $     354,882
    Decrease in dividend receivable ........................................          75,455
    Decrease in receivable for shares of beneficial interest sold ..........         120,623
    Decrease in receivable for investments sold ............................       2,510,643
    Decrease in receivable for short sales .................................       2,747,060
    Decrease in payable for investments purchased ..........................      (4,170,103)
    Decrease in payable for short sales ....................................      (3,208,930)
    Increase in payable for shares of beneficial interest redeemed .........       4,026,330
    Decrease in foreign currency ...........................................       7,322,454
    Increase in other assets and liabilities ...............................        (215,326)
    Decrease in accrued management fee payable .............................        (186,483)
                                                                               -------------
    Total adjustments ......................................................                               9,376,605
                                                                                                       -------------
Net Cash Provided by Operating Activities                                                                  7,725,707

CASH FLOWS FROM INVESTING ACTIVITIES:
----------------------------------------------------------------------------------------------------------------------------
    Proceeds from sales of investments .....................................     347,285,493
    Purchases of securities ................................................    (216,113,134)
    Purchases of short sales ...............................................      62,927,675
    Proceeds from short sales ..............................................    (153,502,283)
    Net realized gain on investments, securities sold short,
    Futures contracts, foreign-currency transactions and other assets ......       9,100,180
                                                                               -------------
Cash Provided by Investing Activities                                                                     49,697,931

CASH FLOWS FROM FINANCING ACTIVITIES:
----------------------------------------------------------------------------------------------------------------------------
    Net capital shares transactions ........................................     (76,293,256)
    Distributions paid .....................................................     (79,703,639)
    Payments on loans ......................................................        (100,000)
    Change in dividends payable ............................................         (38,961)
                                                                               -------------
Cash Used by Financing Activities                                                                       (156,135,856)

Decrease in cash ...........................................................                             (98,712,218)
Cash at beginning of period ................................................                             149,801,189
                                                                                                        -------------
Cash at End of Period                                                                                    $51,088,971

  The accompanying notes are an integral part of these financial statements.

                                                      THE MONTGOMERY FUNDS
                                                   STATEMENTS OF CASH FLOWS
                                             Six Months Ended December 31, 2000

TOTAL RETURN BOND FUND

CASH FLOWS FROM OPERATING ACTIVITIES:
----------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                                  $   920,274
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
    Decrease in interest receivable ........................................   $      43,681
    Decrease in receivable for shares of beneficial interest sold ..........         291,988
    Increase in receivable for investments sold ............................      (9,292,197)
    Increase in payable for investments purchased ..........................       6,581,456
    Increase in payable for shares of beneficial interest redeemed .........          60,219
    Decrease in other assets and liabilities ...............................         131,487
    Decrease in accrued management fee payable .............................         (62,044)
    Net amortization of premium ............................................           8,298
                                                                               -------------
    Total adjustments ......................................................                            (2,237,112)
                                                                                                       -----------
Net Cash Used by Operating Activities                                                                   (1,316,838)

CASH FLOWS FROM INVESTING ACTIVITIES:
----------------------------------------------------------------------------------------------------------------------------
    Proceeds from sales of investments .....................................     661,359,234
    Purchases of securities ................................................    (658,222,056)
    Net realized gain on investments .......................................         450,832
                                                                               -------------
Cash Provided by Investing Activities                                                                    3,588,010

CASH FLOWS FROM FINANCING ACTIVITIES:
----------------------------------------------------------------------------------------------------------------------------
    Net capital shares transactions ........................................      (1,342,291)
    Distributions paid .....................................................        (920,274)
    Net dollar roll transactions ...........................................          (5,908)
    Change in dividends payable ............................................          (2,699)
                                                                               -------------

Cash Used by Financing Activities                                                                       (2,271,172)

Decrease in cash ...........................................................                                    --
Cash at beginning of period ................................................                                    --
                                                                                                       -----------
Cash at End of Period                                                                                  $        --

      THE MONTGOMERY FUNDS
    STATEMENTS OF CASH FLOWS
Six Months Ended December 31, 2000


SHORT DURATION GOVERNMENT BOND FUND

CASH FLOWS FROM OPERATING ACTIVITIES:
----------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                                  $  5,643,216
    Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
    Increase in interest receivable ........................................   $      (616,564)
    Increase in receivable for shares of beneficial interest sold ..........            (3,427)
    Increase in receivable from Manager ....................................          (178,813)
    Increase in receivable for investments sold ............................       (18,306,379)
    Increase in payable for investments purchased ..........................        32,394,317
    Increase in payable for shares of beneficial interest redeemed .........           530,950
    Decrease in other assets and liabilities ...............................           105,354
    Increase in accrued management fee payable .............................           220,577
    Net amortization of premium ............................................           (61,428)
                                                                               ---------------
    Total adjustments ......................................................                             14,084,587
                                                                                                       ------------
Net Cash Provided by Operating Activities                                                                19,727,803

CASH FLOWS FROM INVESTING ACTIVITIES:
----------------------------------------------------------------------------------------------------------------------------
    Proceeds from sales of investments .....................................     4,970,771,435
    Purchases of securities ................................................    (5,009,084,912)
    Net realized gain on investments .......................................           993,860
                                                                               ---------------

Cash Used by Investing Activities                                                                       (37,319,617)

CASH FLOWS FROM FINANCING ACTIVITIES:
----------------------------------------------------------------------------------------------------------------------------
    Net capital shares transactions ........................................        23,355,993
    Distributions paid .....................................................        (5,642,620)
    Net dollar roll transactions ...........................................            (8,704)
    Change in dividends payable ............................................          (112,855)
                                                                               ---------------
Cash Provided by Financing Activities                                                                    17,591,814

Decrease in cash ...........................................................                                     --
Cash at beginning of period ................................................                                     --
                                                                                                       ------------
Cash at End of Period                                                                                  $         --

  The accompanying notes are an integral part of these financial statements.

                                                          THE MONTGOMERY FUNDS
                                                          FINANCIAL HIGHLIGHTS

                                                                                        U.S. SELECT 20 PORTFOLIO

Selected Per-Share Data for the Period Ended:                                                   PERIOD ENDED JUNE 30,
                                                                                    12/31/00    --------------------
                                                                                   (UNAUDITED)        2000(a)
NET ASSET VALUE - BEGINNING OF PERIOD                                              $ 11.53            $10.00
----------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss)                                                         (0.04)             0.00^
Net realized and unrealized gain/(loss) on investments                               (1.77)             1.53
----------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from investment operations           (1.81)             1.53
----------------------------------------------------------------------------------------------------------------------------
Distributions:
Distributions from net realized capital gains                                        (0.44)               --
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE - END OF PERIOD                                                    $  9.28            $11.53
----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN*                                                                       (15.98)%           15.30%
----------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in 000s)                                                $ 2,592            $3,346
----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income/(loss) to average net assets                          (0.69)%+          (0.08)%+
----------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss) before deferral of fees by Manager                    $ (0.43)           $(0.13)
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                                120%              247%+
----------------------------------------------------------------------------------------------------------------------------
Expense ratio including interest and tax expense                                      1.45%+            1.40%+
----------------------------------------------------------------------------------------------------------------------------
Expense ratio before deferral of fees by Manager, including interest and tax
    expense                                                                           9.87%+            4.37%+
----------------------------------------------------------------------------------------------------------------------------
Expense ratio excluding interest and tax expense                                      1.40%+            1.40%+
----------------------------------------------------------------------------------------------------------------------------

(a)     The U.S. Select 20 Portfolio commenced operations on December 31, 1999.
*       Total return represents aggregate total return for the period indicated.
+       Annualized.
^       Amount represents less than $0.01 per share.

THE MONTGOMERY FUNDS
FINANCIAL HIGHLIGHTS

                                                                                 GROWTH FUND

                                                                               CLASS R SHARES
Selected Per-Share Data for the Year or Period                           FISCAL YEAR ENDED JUNE 30,
    Ended:                                         12/31/2000   ------------------------------------------------------------
                                                  (UNAUDITED)   2000\++     1999\++     1998\++      1997\++        1996
NET ASSET VALUE - BEGINNING OF PERIOD             $  21.11     $  24.34    $  23.68   $    23.07   $    21.94    $  19.16
----------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss)                         (0.07)        0.00++#     0.09         0.17         0.15        0.17
Net realized and unrealized gain/(loss) on           (1.73)       (0.04)       2.24         3.51         3.90        4.32
    investments
----------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets                (1.80)       (0.04)       2.33         3.68         4.05        4.49
    resulting from investment operations
----------------------------------------------------------------------------------------------------------------------------
Distributions:
Dividends from net investment income                    --        (0.18)      (0.10)       (0.15)       (0.15)      (0.17)
Distributions from net realized capital gains        (2.53)       (3.01)      (1.57)       (2.92)       (2.77)      (1.54)
----------------------------------------------------------------------------------------------------------------------------
Total distributions                                  (2.53)       (3.19)      (1.67)       (3.07)       (2.92)      (1.71)
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE - END OF PERIOD                   $  16.78     $  21.11    $  24.34   $    23.68   $    23.07    $  21.94
----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN*                                        (9.08)%       0.47%      11.41%       17.31%       20.44%      24.85%
----------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (in 000s)                 $327,330     $414,632    $669,789   $1,382,874   $1,137,343    $926,382
----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income/(loss) to             (0.75)%+     (0.02)%      0.46%        0.71%        0.69%       0.78%
    average net assets
----------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss) before deferral      $  (0.08)      $ 0.00++     $0.09        $0.17           --          --
    of fees by Manager
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                 29%          79%         39%          54%          61%        118%
----------------------------------------------------------------------------------------------------------------------------
Expense ratio including interest and tax              1.50%+       1.49%       1.38%        1.20%        1.27%       1.35%
    expense
----------------------------------------------------------------------------------------------------------------------------
Expense ratio before deferral of fees by              1.56%+       1.49%       1.38%        1.20%          --          --
    Manager, including interest and tax expense
----------------------------------------------------------------------------------------------------------------------------
Expense ratio excluding interest and tax              1.50%+       1.46%       1.35%        1.19%          --          --
    expense
----------------------------------------------------------------------------------------------------------------------------


                                                                                   CLASS P SHARES
Selected Per-Share Data for the Year or Period                                 FISCAL YEAR ENDED JUNE 30,
    Ended:                                         12/31/2000  -------------------------------------------------------------
                                                  (UNAUDITED)   2000\++     1999\++     1998\++      1997\++     1996(a)
NET ASSET VALUE - BEGINNING OF PERIOD              $  21.26     $  24.51    $  23.77   $    23.12   $    21.94    $  19.22
----------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss)                         (0.14)       (0.07)       0.04         0.11         0.09        0.03
Net realized and unrealized gain/(loss) on
    investments                                      (1.70)       (0.07)       2.31         3.55         3.96        2.69
----------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets
    resulting from investment operations             (1.84)       (0.14)       2.35         3.66         4.05        2.72
----------------------------------------------------------------------------------------------------------------------------
Distributions:
Dividends from net investment income                    --        (0.10)      (0.04)       (0.09)       (0.10)         --
Distributions from net realized capital gains        (2.53)       (3.01)      (1.57)       (2.92)       (2.77)         --
----------------------------------------------------------------------------------------------------------------------------
Total distributions                                  (2.53)       (3.11)      (1.61)       (3.01)       (2.87)         --
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE - END OF PERIOD                    $  16.89     $  21.26    $  24.51   $    23.77   $    23.12    $  21.94
----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN*                                        (9.21)%       0.01%      11.62%       17.09%       20.41%      14.15%
----------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (in 000s)                 $    127     $  1,639    $    219   $      198   $      212    $     82
----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income/(loss) to             (0.93)%+     (0.32)%      0.21%        0.46%        0.44%       0.53%+
    average net assets
----------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss) before deferral
    of fees by Manager                              $(0.15)      $(0.07)      $0.04        $0.11           --          --
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                 29%          79%         39%          54%          61%        118%
----------------------------------------------------------------------------------------------------------------------------
Expense ratio including interest and tax
    expense                                           1.76%+       1.66%       1.63%        1.45%        1.52%       1.60%+
----------------------------------------------------------------------------------------------------------------------------
Expense ratio before deferral of fees by
    Manager, including interest and tax expense       1.82%+       1.66%       1.63%        1.45%          --          --
----------------------------------------------------------------------------------------------------------------------------
Expense ratio excluding interest and tax              1.76%+       1.63%       1.60%        1.44%          --          --
    expense
----------------------------------------------------------------------------------------------------------------------------

(a) The Growth Fund's Class P shares commenced operations on January 12, 1996.
*   Total return represents aggregate total return for the periods indicated.
+   Annualized.
++  Amount represents less than $0.01 per share.
# The amount shown in this caption for each share outstanding throughout the period may not be in accord with the net realized and unrealized gain/(loss) for the period because of the timing of purchases and withdrawal of shares in relation to the fluctuating market values of the portfolio.
\++ Per-share numbers have been calculated using the average share method, which more appropriately represents the per-share data for the period, since the use of the undistributed income method did not accord with results of operations.

  The accompanying notes are an integral part of these financial statements.

                                                          THE MONTGOMERY FUNDS
                                                          FINANCIAL HIGHLIGHTS

                                                                                                              MID CAP 20
                                                                                                              PORTFOLIO
Selected Per-Share Data for the Period Ended:
                                                                                                             12/31/00(a)
                                                                                                             (UNAUDITED)
NET ASSET VALUE - BEGINNING OF PERIOD                                                                           $10.00
----------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                                             0.03
Net realized and unrealized loss on investments                                                                  (1.04)
----------------------------------------------------------------------------------------------------------------------------
Net decrease in net assets resulting from investment operations                                                  (1.01)
----------------------------------------------------------------------------------------------------------------------------
Distributions
Dividends from net investment income                                                                             (0.03)
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE - END OF PERIOD                                                                                 $ 8.96
----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN*                                                                                                    (0.60)%
----------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in 000s)                                                                             $2,699
----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income/(loss) to average net assets                                                       2.22%+
----------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss) before deferral of fees by Manager                                                 $ 0.01
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                                                            124%
----------------------------------------------------------------------------------------------------------------------------
Expense ratio including interest and tax expense                                                                  1.40%+
----------------------------------------------------------------------------------------------------------------------------
Expense ratio before deferral of fees by Manager, including interest and tax expense                              2.71%+
----------------------------------------------------------------------------------------------------------------------------
Expense ratio excluding interest and tax expense                                                                  1.40%+
----------------------------------------------------------------------------------------------------------------------------

(a)The Mid Cap 20 Portfolio commenced operations on October 31, 1999.
* Total return represents aggregate total return for the period indicated. + Annualized.

THE MONTGOMERY FUNDS
FINANCIAL HIGHLIGHTS

                                                                           U.S. EMERGING GROWTH FUND

                                                                                 CLASS R SHARES
Selected Per-Share Data for the Year or Period                                   FISCAL YEAR ENDED JUNE 30,
 Ended:                                                12/31/00   ----------------------------------------------------------
                                                      (UNAUDITED)    2000        1999       1998\++     1997       1996
NET ASSET VALUE - BEGINNING OF PERIOD                 $  24.85       $  19.80    $  21.89   $  19.00    $  17.82   $  13.75
----------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss)                             (0.10)         (0.35)      (0.16)     (0.18)      (0.13)     (0.04)
Net realized and unrealized gain/(loss) on
    investments                                           0.24           8.07       (0.80)      4.21        2.54       4.26
----------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting
    from investment operations                            0.14           7.72       (0.96)      4.03        2.41       4.22
----------------------------------------------------------------------------------------------------------------------------
Distributions:
Dividends from net investment income                        --             --          --         --          --      (0.04)
Distributions from net realized capital gains            (8.44)         (2.67)      (1.13)     (1.14)      (1.23)     (0.11)
----------------------------------------------------------------------------------------------------------------------------
Total distributions                                      (8.44)         (2.67)      (1.13)     (1.14)      (1.23)     (0.15)
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE - END OF PERIOD                       $  16.55         $24.85      $19.80     $21.89      $19.00     $17.82
----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN*                                            (0.11)%        42.46%      (4.07)%    22.18%      14.77%     30.95%
----------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (in 000s)                     $196,944       $224,944    $382,483   $391,973    $317,812   $306,217
----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income/(loss) to average
    net assets                                           (1.12)%+       (1.19)%     (0.83)%    (0.84)%     (0.75)%    (0.11)%
----------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss) before deferral of
    fees by Manager                                   $  (0.22)      $  (0.45)   $  (0.16)  $  (0.18)         --   $  (0.05)
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                     34%            63%         76%        24%         79%        89%
----------------------------------------------------------------------------------------------------------------------------
Expense ratio including interest and tax expense          1.51%+         1.55%       1.66%      1.57%       1.71%      1.75%
----------------------------------------------------------------------------------------------------------------------------
Expense ratio before deferral of fees by Manager,
    including interest and tax expense                    2.81%+         1.92%       1.66%      1.57%         --       1.79%
----------------------------------------------------------------------------------------------------------------------------
Expense ratio excluding interest and tax expense          1.50%+         1.50%       1.66%      1.56%         --         --
----------------------------------------------------------------------------------------------------------------------------

*   Total return represents aggregate total return for the periods indicated.

\++ Per-share numbers have been calculated using the average share method, which more appropriately represents the per-share data for the period, since the use of the undistributed income method did not accord with results of operations.

The accompanying notes are an integral part of these financial statements.

                                                            THE MONTGOMERY FUNDS
                                                            FINANCIAL HIGHLIGHTS

                                                                              SMALL CAP FUND

                                                                               CLASS R SHARES
Selected Per-Share Data for the Year or Period                                   FISCAL YEAR ENDED JUNE 30,
    Ended:                                             12/31/00    --------------------------------------------------------
                                                      (UNAUDITED)    2000        1999\++    1998\++     1997       1996
NET ASSET VALUE - BEGINNING OF PERIOD                 $ 22.20        $  16.58    $  20.73   $  19.52    $  21.55   $  17.11
----------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss)                            (0.07)          (0.28)      (0.17)     (0.15)      (0.18)     (0.09)
Net realized and unrealized gain/(loss) on
    investments                                         (4.36)           5.90       (1.21)      4.33        1.43       6.31
----------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting
    from investment operations                          (4.43)           5.62       (1.38)      4.18        1.25       6.22
----------------------------------------------------------------------------------------------------------------------------
Distributions:
Distributions from net realized capital gains           (5.79)          (0.00)++    (2.07)     (2.97)      (3.28)     (1.78)
Distributions in excess of net realized capital
    gains                                                  --              --       (0.70)        --          --         --
----------------------------------------------------------------------------------------------------------------------------
Total distributions                                     (5.79)          (0.00)++    (2.77)     (2.97)      (3.28)     (1.78)
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE - END OF PERIOD                       $ 11.98        $  22.20     $ 16.58    $ 20.73     $ 19.52    $ 21.55
----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN*                                          (20.85)%         34.12%      (4.14)%    23.23%       6.81%     39.28%
----------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (in 000s)                     $75,629        $102,622    $113,323    $203,437    $198,298  $275,062
----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income/(loss) to
    average net assets                                  (0.71)%+        (1.14)%     (1.09)%     (0.70)%     (0.78)%   (0.47)%
----------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss) before deferral of
    fees by Manager                                   $ (0.07)       $  (0.28)   $  (0.17)   $  (0.15)         --        --
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                    57%             93%         71%         69%         59%       80%
----------------------------------------------------------------------------------------------------------------------------
Expense ratio including interest and tax expense         1.36%+          1.35%       1.32%       1.24%       1.20%     1.24%
----------------------------------------------------------------------------------------------------------------------------
Expense ratio before deferral of fees by
    Manager, including interest and tax expense          1.36%+          1.35%       1.32%       1.24%         --        --
----------------------------------------------------------------------------------------------------------------------------
Expense ratio excluding interest and tax expense         1.35%+          1.35%       1.32%       1.24%         --        --
----------------------------------------------------------------------------------------------------------------------------

                                                                                      CLASS P SHARES
SELECTED PER-SHARE DATA FOR THE YEAR OR PERIOD                                 FISCAL YEAR ENDED JUNE 30,
    ENDED:                                              12/31/00    -------------------------------------------------------
                                                      (UNAUDITED)    2000        1999\++    1998\++     1997(a)
NET ASSET VALUE - BEGINNING OF PERIOD                 $ 21.85        $ 16.35     $ 20.53    $ 19.48     $ 21.73
----------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss)                            (0.10)         (0.28)      (0.21)     (0.20)      (0.10)
Net realized and unrealized gain/(loss) on
    investments                                         (4.27)          5.78       (1.20)      4.22        1.13
----------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting
    from investment operations                          (4.37)          5.50       (1.41)      4.02        1.03
----------------------------------------------------------------------------------------------------------------------------
Distributions:
Distributions from net realized capital gains           (5.79)         (0.00)++    (2.07)     (2.97)      (3.28)
Distributions in excess of net realized capital
    gains                                                  --             --       (0.70)        --          --
----------------------------------------------------------------------------------------------------------------------------
Total distributions                                     (5.79)         (0.00)++    (2.77)     (2.97)      (3.28)
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE - END OF PERIOD                       $ 11.69        $ 21.85     $ 16.35    $ 20.53     $ 19.48
----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN*                                          (20.96)%        33.95%      (4.39)%    22.44%       5.74%
----------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (in 000s)                     $19,462        $27,927     $20,606    $21,548      $6,656
----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income/(loss) to
    average net assets                                  (0.96)%+       (1.40)%     (1.35)%    (0.95)%     (1.03)%+
----------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss) before deferral of
    fees by Manager                                   $ (0.10)       $ (0.28)    $ (0.21)   $ (0.20)         --
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                    57%            93%         71%        69%         59%
----------------------------------------------------------------------------------------------------------------------------
Expense ratio including interest and tax expense         1.61%+         1.61%       1.57%      1.49%       1.45%+
----------------------------------------------------------------------------------------------------------------------------
Expense ratio before deferral of fees by
    Manager, including interest and tax expense          1.61%+         1.61%       1.57%      1.49%         --
----------------------------------------------------------------------------------------------------------------------------
Expense ratio excluding interest and tax expense         1.60%+         1.61%       1.57%      1.49%         --
----------------------------------------------------------------------------------------------------------------------------

(a) The Small Cap Fund's Class P shares commenced operations on July 1, 1996.
*   Total return represents aggregate total return for the periods indicated.
+   Annualized.
++  Amount represents less than $0.01 per share.
\++ Per-share numbers have been calculated using the average share method, which more appropriately represents the per-share data for the period, since the use of the undistributed income method did not accord with results of operations.

THE MONTGOMERY FUNDS
FINANCIAL HIGHLIGHTS

                                                                                   BALANCED FUND

                                                                                         CLASS R SHARES
Selected Per-Share Data for the Year or Period Ended:                                 FISCAL YEAR ENDED JUNE 30,
                                                            12/31/00      -------------------------------------------------------
                                                           (UNAUDITED)    2000        1999\++    1998#       1997\++    1996
NET ASSET VALUE - BEGINNING OF PERIOD                      $ 16.00        $ 16.77     $ 19.08    $  19.89    $  19.33   $  16.33
---------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss)                                  1.78           0.49        0.48        1.66        0.48       0.26
Net realized and unrealized gain/(loss) on investments       (1.66)         (0.19)       1.23        0.99        2.13       3.54
---------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from
    investment operations                                     0.12           0.30        1.71        2.65        2.61       3.80
---------------------------------------------------------------------------------------------------------------------------------
Distributions:
Dividends from net investment income                         (0.51)         (0.63)      (0.93)      (0.93)      (0.39)     (0.25)
Dividends in excess of investment income                        --             --          --       (0.70)         --         --
Distributions from net realized capital gains                (1.79)         (0.31)      (1.68)      (1.83)      (1.66)     (0.55)
Distributions in excess of net realized capital gains           --          (0.13)      (1.41)         --          --         --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                          (2.30)         (1.07)      (4.02)      (3.46)      (2.05)     (0.80)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE - END OF PERIOD                            $ 13.82        $ 16.00     $ 16.77    $  19.08    $  19.89   $  19.33
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN*                                                (1.95)%         1.62%      11.93%      14.67%      14.65%     23.92%
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (in 000s)                          $51,512        $60,718     $81,133    $128,075    $127,214   $132,511
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income/(loss) to average net
    assets                                                   16.52%+         2.62%       2.63%       3.10%       2.55%      1.85%
---------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss) before deferral of fees by
    Manager                                                $  1.72        $  0.43     $  0.45    $   1.63    $   0.47    $  0.24
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                         24%            35%         36%         84%        169%       226%
---------------------------------------------------------------------------------------------------------------------------------
Expense ratio including interest and tax expense              0.15%+         0.13%       0.25%       0.26%       1.43%      1.42%
---------------------------------------------------------------------------------------------------------------------------------
Expense ratio before deferral of fees by Manager,
    including interest and tax expense                        0.67%+         0.60%       0.46%       0.31%       1.49%      1.55%
---------------------------------------------------------------------------------------------------------------------------------
Expense ratio excluding interest and tax expense              0.15%+         0.13%       0.25%       0.25%       1.31%      1.30%
---------------------------------------------------------------------------------------------------------------------------------
                                                                                             CLASS P SHARES
SELECTED PER-SHARE DATA FOR THE YEAR OR PERIOD ENDED:                                   FISCAL YEAR ENDED JUNE 30,
                                                             12/31/00    -------------------------------------------------------
                                                           (UNAUDITED)    2000        1999\++    1998#       1997\++    1996(a)
NET ASSET VALUE - BEGINNING OF PERIOD                      $ 15.99        $ 16.74     $ 19.11    $  19.89    $  19.33    $ 17.86
---------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss)                                  1.76           0.58        0.44        1.62        0.43       0.09
Net realized and unrealized gain/(loss) on investments       (1.64)         (0.31)       1.17        1.01        2.13       1.38
---------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from
    investment operations                                     0.12           0.27        1.61        2.63        2.56       1.47
---------------------------------------------------------------------------------------------------------------------------------
Distributions:
Dividends from net investment income                         (0.50)         (0.58)      (0.89)      (0.84)      (0.34)        --
Dividends in excess of net investment income                    --             --          --       (0.74)         --         --
Distributions from net realized capital gains                (1.79)         (0.31)      (1.68)      (1.83)      (1.66)        --
Distributions in excess of net realized capital gains           --          (0.13)      (1.41)         --          --         --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                          (2.29)         (1.02)      (3.98)      (3.41)      (2.00)        --
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE - END OF PERIOD                            $ 13.82        $ 15.99     $ 16.74    $  19.11    $  19.89    $ 19.33
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN*                                                (2.07)%         1.53%      11.15%      14.53%      14.35%      8.23%
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (in 000s)                          $ 2,768        $ 2,803     $    56    $     71    $     74    $    43
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income/(loss) to average net
    assets                                                   17.08%+         0.27%       2.68%       2.85%       2.30%      1.60%+
---------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss) before deferral of fees
    by Manager                                             $  1.71        $  0.09     $  0.41    $   1.59     $  0.42    $  0.08
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                         24%            35%         36%         84%        169%       226%
---------------------------------------------------------------------------------------------------------------------------------
Expense ratio including interest and tax expense              0.40%+         0.40%       0.50%       0.51%       1.68%      1.67%+
---------------------------------------------------------------------------------------------------------------------------------
Expense ratio before deferral of fees by Manager,
    including interest and tax expense                        0.92%+         0.87%       0.71%       0.56%       1.74%      1.80%+
---------------------------------------------------------------------------------------------------------------------------------
Expense ratio excluding interest and tax expense              0.40%+         0.40%       0.50%       0.50%       1.56%      1.55%+
---------------------------------------------------------------------------------------------------------------------------------

(a) The Balanced Fund's Class P shares commenced operations on January 3, 1996.
# The Fund converted to a fund-of-funds structure effective July 1, 1998. Expense ratios after that date do not reflect expenses borne indirectly.
*   Total return represents aggregate total return for the periods indicated.
+   Annualized.
\++ Per-share numbers have been calculated using the average share method, which more appropriately represents the per-share data for the period, since the use of the undistributed income method did not accord with results of operations.

The accompanying notes are an integral part of these financial statements.

                                                            THE MONTGOMERY FUNDS
                                                            FINANCIAL HIGHLIGHTS

                                                                               INTERNATIONAL GROWTH FUND

                                                                                     CLASS R SHARES
Selected Per-Share Data for the Year or Period Ended:                                   FISCAL YEAR ENDED JUNE 30,
                                                            12/31/00  ----------------------------------------------------------
                                                           (UNAUDITED)    2000\++     1999       1998\++     1997\++    1996(a)
NET ASSET VALUE - BEGINNING OF PERIOD                      $ 20.52        $  18.97    $  18.67   $ 16.24     $15.31     $ 12.00
---------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss)                                 (0.16)          (0.17)       0.09      0.04       0.08        0.02
Net realized and unrealized gain/(loss) on investments       (2.89)           2.11        0.31      3.48       2.53        3.29
---------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from
    investment operations                                    (3.05)           1.94        0.40      3.52       2.61        3.31
---------------------------------------------------------------------------------------------------------------------------------
Distributions:
Dividends from net investment income                            --              --          --     (0.02)         --          --
Distributions in excess of net investment income                --              --          --     (0.00)++      --          --
Distributions from net realized capital gains                (1.79)          (0.39)      (0.10)    (1.07)     (1.68)         --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                          (1.79)          (0.39)      (0.10)    (1.09)     (1.68)         --
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE - END OF PERIOD                             $ 15.68        $  20.52    $  18.97  $  18.67   $  16.24      $15.31
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN*                                               (14.88)%         10.16%       2.34%    23.27%     19.20%      27.58%
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (in 000s)                          $84,547        $184,588    $227,287   $64,820    $33,912     $18,303
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income/(loss) to average net         (1.02)%+        (0.83)%      0.41%     0.22%      0.57%       0.26%+
    assets
---------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss) before deferral of fees
    by Manager                                             $ (0.28)       $  (0.18)   $   0.09   $ (0.04)   $ (0.02)    $ (0.07)
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                         97%            207%        150%      127%        95%        239%
---------------------------------------------------------------------------------------------------------------------------------
Expense ratio including interest and tax expense              1.87%+          1.80%       1.66%     1.66%        --          --
---------------------------------------------------------------------------------------------------------------------------------
Expense ratio before deferral of fees by Manager,
    including interest and tax expense                        2.61%+          1.92%       1.74%     2.13%      2.37%       2.91%+
---------------------------------------------------------------------------------------------------------------------------------
Expense ratio excluding interest and tax expense              1.65%           1.65%       1.65%     1.65%      1.66%       1.65%+
---------------------------------------------------------------------------------------------------------------------------------

                                                                                 CLASS P SHARES
SELECTED PER-SHARE DATA FOR THE YEAR OR PERIOD ENDED:                                FISCAL YEAR ENDED JUNE 30,
                                                            12/31/00     --------------------------------------------------------
                                                           (UNAUDITED)    2000\++     1999       1998\++     1997\++    1996(a)
NET ASSET VALUE - BEGINNING OF PERIOD                      $ 20.57        $ 18.92     $ 18.64    $ 16.22     $ 15.31    $ 13.66
---------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss)                                 (0.11)         (0.25)       0.12      (0.01)      0.05        0.00++
Net realized and unrealized gain/(loss) on investments       (2.97)          2.29        0.26       3.50       2.54        1.65
---------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from
    investment operations                                    (3.08)          2.04        0.38       3.49       2.59        1.65
---------------------------------------------------------------------------------------------------------------------------------
Distributions:
Distributions in excess of net investment income                --             --          --      (0.00)++      --          --
Distributions from net realized capital gains                (1.79)         (0.39)      (0.10)     (1.07)     (1.68)         --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                          (1.79)         (0.39)      (0.10)     (1.07)     (1.68)         --
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE - END OF PERIOD                            $ 15.70        $ 20.57     $ 18.92    $ 18.64    $ 16.22     $ 15.31
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN*                                               (14.95)%        10.67%       2.18%     23.03%     19.13%      12.08%
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (in 000s)                          $ 7,284        $ 9,352     $ 2,352    $     5    $     5     $     1
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income/(loss) to average net
    assets                                                    1.30%+        (1.15)%      0.16%     (0.03)%     0.32%       0.01%+
---------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss) before deferral of fees
    by Manager                                             $ (0.18)       $ (0.27)    $  0.12    $ (0.08)   $ (0.06)    $ (0.05)
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                         97%           207%        150%       127%        95%        239%
---------------------------------------------------------------------------------------------------------------------------------
Expense ratio including interest and tax expense              2.11%+         2.05%       1.91%      1.91%        --          --
---------------------------------------------------------------------------------------------------------------------------------
Expense ratio before deferral of fees by Manager,
    including interest and tax expense                        2.85%+         2.17%       1.99%      2.38%      2.62%       3.16%+
---------------------------------------------------------------------------------------------------------------------------------
Expense ratio excluding interest and tax expense              1.89%+         1.90%       1.90%      1.90%      1.91%       1.90%+
---------------------------------------------------------------------------------------------------------------------------------

(a) The International Growth Fund's Class R shares and Class P shares commenced operations on July 3, 1995, and March 11, 1996, respectively.
*   Total return represents aggregate total return for the periods indicated.
+   Annualized.
++  Amount represents less than $0.01 per share.
\++ Per-share numbers have been calculated using the average share method, which more appropriately represents the per-share data for the period, since the use of the undistributed income method did not accord with results of operations.

THE MONTGOMERY FUNDS
FINANCIAL HIGHLIGHTS

Selected Per-Share Data for the Period Ended:                                                INTERNATIONAL 20 PORTFOLIO

                                                                                         12/31/00      PERIOD ENDED JUNE 30,
                                                                                        (UNAUDITED)           2000(a)
NET ASSET VALUE - BEGINNING OF PERIOD                                                    $ 10.01             $  10.00
----------------------------------------------------------------------------------------------------------------------------
Net investment loss                                                                        (0.43)               (0.02)
Net realized and unrealized gain/(loss) on investments                                     (1.27)                0.03++
----------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from investment operations                 (1.70)                0.01
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE - END OF PERIOD                                                           $  8.31             $  10.01
----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN*                                                                             (16.98)%               0.10%
----------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in 000s)                                                      $   429             $  2,264
----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income/(loss) to average net assets                                (1.34)%+             (0.35)%+
----------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss) before deferral of fees by Manager                          $ (3.04)            $  (0.20)
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                                      141%                 114%
----------------------------------------------------------------------------------------------------------------------------
Expense ratio including interest and tax expense                                            1.87%+               1.65%+
----------------------------------------------------------------------------------------------------------------------------
Expense ratio before deferral of fees by Manager, including interest and tax expense       16.32%+               5.59%+
----------------------------------------------------------------------------------------------------------------------------
Expense ratio excluding interest and tax expense                                            1.65%+               1.65%+
----------------------------------------------------------------------------------------------------------------------------

(a) The International 20 Portfolio commenced operations on December 31, 1999.
*   Total return represents aggregate total return for the period indicated.
+   Annualized.
++ The amounts shown in this caption for each share outstanding throughout the period may not be in accordance with the net realized and unrealized gain/(loss) for the period because of the timing of purchases and withdrawals of shares in relation to the fluctuating market values of the Portfolio.

116
The accompanying notes are an integral part of these financial statements.

                                                           THE MONTGOMERY FUNDS
                                                           FINANCIAL HIGHLIGHTS

                                                                           GLOBAL OPPORTUNITIES FUND

                                                                               CLASS R SHARES
Selected Per-Share Data for the Year or Period Ended:                              FISCAL YEAR ENDED JUNE 30,
                                                            12/31/2000 ------------------------------------------------------
                                                           (UNAUDITED)    2000       1999       1998\++   1997       1996
NET ASSET VALUE - BEGINNING OF PERIOD                       $ 21.73      $ 19.21    $ 19.19    $ 19.17   $ 16.96    $ 13.25
-----------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss)                                 (0.14)       (0.24)     (0.12)      0.00++   (0.11)     (0.06)
Net realized and unrealized gain/(loss) on investments       (4.24)        4.42       2.56       3.87      3.14       3.84
----------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from
    investment operations                                    (4.38)        4.18       2.44       3.87      3.03       3.78
----------------------------------------------------------------------------------------------------------------------------
Distributions:
Dividends from net investment income                            --           --      (0.22)        --        --      (0.07)
Distributions from net realized capital gains                (1.17)       (1.66)     (2.20)     (3.85)    (0.82)        --
----------------------------------------------------------------------------------------------------------------------------
Total distributions                                          (1.17)       (1.66)     (2.42)     (3.85)    (0.82)     (0.07)
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE - END OF PERIOD                            $ 16.18      $ 21.73    $ 19.21     $19.19    $19.17     $16.96
----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN*                                               (20.30)%      21.46%     15.68%     27.12%    18.71%     28.64%
----------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (in 000s)                          $63,896      $85,723    $57,146    $96,412   $32,371    $28,496
----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income/(loss) to average net
    assets                                                   (1.47)%+     (1.20)%    (0.61)%    (0.02)%   (0.62)%    (0.56)%
----------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss) before deferral of fees by
    Manager                                               $  (0.18)     $ (0.26)    $(0.14)   $  0.00++ $ (0.23)    $(0.16)
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                        121%         203%       172%       135%      117%       164%
----------------------------------------------------------------------------------------------------------------------------
Expense ratio including interest and tax expense              2.04%+       1.95%      2.01%      1.96%       --       2.05%
----------------------------------------------------------------------------------------------------------------------------
Expense ratio before deferral of fees by Manager,
    including interest and tax expense                        2.26%+       2.09%      2.40%      2.37%     2.62%      3.10%
----------------------------------------------------------------------------------------------------------------------------
Expense ratio excluding interest and tax expense              1.90%+       1.90%      1.90%      1.90%     1.90%      1.90%
----------------------------------------------------------------------------------------------------------------------------

*   Total return represents aggregate total return for the periods indicated.
++  Amount represents less than $0.01 per share.
\++ Per-share numbers have been calculated using the average share method, which more appropriately represents the per-share data for the period, since the use of the undistributed income method did not accord with results of operations.

THE MONTGOMERY FUNDS
FINANCIAL HIGHLIGHTS

                                                                            GLOBAL 20 PORTFOLIO

                                                                               CLASS R SHARES
Selected Per-Share Data for the Year or Period Ended:                            FISCAL YEAR ENDED JUNE 30,
                                                         12/31/00  ---------------------------------------------------------------
                                                       (UNAUDITED)     2000\++        1999 \++    1998\++     1997\++   1996(a)
NET ASSET VALUE - BEGINNING OF PERIOD                   $ 22.83      $ 22.20       $  20.98    $  20.01    $  16.46     $ 12.00
----------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss)                              (0.08)       (0.43)         (0.09)       0.12        0.01        0.06
Net realized and unrealized gain/(loss) on                (4.49)        4.17           2.70        2.70        4.16        4.45
    investments
----------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting
    from investment operations                            (4.57)        3.74           2.61        2.82        4.17        4.51
----------------------------------------------------------------------------------------------------------------------------------
Distributions:
Dividends from net investment income                         --           --          (0.24)         --       (0.10)      (0.04)
Distributions in excess of net investment income             --           --          (0.10)         --          --          --
Distributions from net realized capital gains             (3.95)       (3.11)         (1.05)      (1.85)      (0.52)         --
Distributions in excess of net realized capital
    gains                                                    --           --             --          --          --       (0.01)
----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                       (3.95)       (3.11)         (1.39)      (1.85)      (0.62)      (0.05)
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE - END OF PERIOD                         $ 14.31      $ 22.83         $22.20      $20.98      $20.01      $16.46
----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN*                                            (20.09)%      17.14%         13.89%      15.44%      26.35%      37.75%
----------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (in 000s)                       $78,295     $115,839       $136,792    $269,667    $172,509    $ 77,955
----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income/(loss) to average
    net assets                                            (0.94)%+     (1.87)%        (0.47)%      0.58%       0.04%       0.42%+
----------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss) before deferral of
    fees by Manager                                     $ (0.09)     $ (0.44)        $(0.09)    $  0.12      $(0.01)     $ 0.02
----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                      91%         181%           115%        151%        158%        106%
----------------------------------------------------------------------------------------------------------------------------------
Expense ratio including interest and tax expense           1.82%+       2.73%          1.76%       1.81%         --          --
----------------------------------------------------------------------------------------------------------------------------------
Expense ratio before deferral of fees by
    Manager, including interest and tax expense            2.04%+       2.76%          1.76%       1.81%       1.92%       2.11%+
----------------------------------------------------------------------------------------------------------------------------------
Expense ratio excluding interest and tax expense           1.80%+       1.80%          1.73%       1.80%       1.82%       1.80%+
----------------------------------------------------------------------------------------------------------------------------------

                                                                                        CLASS P SHARES
Selected Per-Share Data for the Year or Period  Ended:                                     FISCAL YEAR ENDED JUNE 30,
                                                                      12/31/00  --------------------------------------------------
                                                                    (UNAUDITED)        2000\++     1999\++     1998\++   1997(a)
NET ASSET VALUE - BEGINNING OF PERIOD                                $ 22.35         $ 21.83      $ 20.68     $ 19.98    $ 15.89
----------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss)                                           (0.09)          (0.47)       (0.14)       0.09      (0.02)
Net realized and unrealized gain/(loss) on                             (4.40)           4.10         2.64        2.46       4.11
    investments
----------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting                        (4.49)           3.63         2.50        2.55       4.09
    from investment operations
----------------------------------------------------------------------------------------------------------------------------------
Distributions:
Dividends from net investment income                                      --              --        (0.21)         --         --
Distributions in excess of net investment income                          --              --        (0.09)         --         --
Distributions from net realized capital gains                          (3.95)          (3.11)       (1.05)      (1.85)        --
----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                    (3.95)          (3.11)       (1.35)      (1.85)        --
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE - END OF PERIOD                                      $ 13.91         $ 22.35      $ 21.83     $ 20.68    $ 19.98
----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN*                                                         (20.07)%         16.91%       13.46%      14.12%     25.74%
----------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (in 000s)                                    $    17         $    20      $    55     $    52    $     9
----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income/(loss) to average
    net assets                                                         (1.19)%+        (1.99)%      (0.72)%      0.34%     (0.21)%+
----------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss) before deferral of
    fees by Manager                                                   $(0.10)        $ (0.66)     $ (0.14)    $  0.09    $ (0.03)
----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                   91%            181%         115%        151%       158%
----------------------------------------------------------------------------------------------------------------------------------
Expense ratio including interest and tax expense                        2.07%+          2.94%        2.01%       2.06%         --
----------------------------------------------------------------------------------------------------------------------------------
Expense ratio before deferral of fees by
    Manager, including interest and tax expense                         2.29%+          2.97%        2.01%       2.06%      2.17%+
----------------------------------------------------------------------------------------------------------------------------------
Expense ratio excluding interest and tax expense                        2.05%+          2.01%        1.98%       2.05%      2.07%+
----------------------------------------------------------------------------------------------------------------------------------

(a) The Global 20 Portfolio's (formerly the Montgomery Select 50 Fund) Class R shares and Class P shares commenced operations on October 2, 1995, and December 12, 1996, respectively.
*   Total return represents aggregate total return for the periods indicated.
+   Annualized.
\++ Per-share numbers have been calculated using the average share method, which more appropriately represents the per-share data for the period, since the use of the undistributed income method did not accord with results of operations.

118
The accompanying notes are an integral part of these financial statements.

                                                           THE MONTGOMERY FUNDS
                                                           FINANCIAL HIGHLIGHTS

                                                                                 GLOBAL LONG-SHORT FUND

                                                                                       CLASS R SHARES
Selected Per-Share Data for the Year or Period Ended:                                       FISCAL YEAR ENDED
                                                                                     JUNE 30,                  MARCH 31,
                                                                    12/31/00   -----------------------   ------------------------
                                                                  (UNAUDITED)    2000      1999(b)(c)     1999\++     1998(a)\++
NET ASSET VALUE - BEGINNING OF PERIOD                               $ 30.80      $ 19.65     $ 16.47       $ 12.70    $ 10.00
---------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss)                                           0.08        (0.60)      (0.06)        (0.05)      0.02
Net realized and unrealized gain/(loss) on investments                (6.47)       13.74        3.24          4.92       2.68
---------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from
    investment operations                                             (6.39)       13.14        3.18          4.87       2.70
---------------------------------------------------------------------------------------------------------------------------------
Distributions:
Distributions from net realized capital gains                         (9.12)       (1.99)         --         (1.10)        --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                   (9.12)       (1.99)         --         (1.10)        --
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE - END OF PERIOD                                     $ 15.29      $ 30.80     $ 19.65       $ 16.47    $ 12.70
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN*                                                        (23.35)%      67.54%      19.61%        39.87%     27.20%
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (in 000s)                                  $154,668     $368,301    $216,300       $83,638    $16,579
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income/(loss) to average net assets            0.48%+      (1.92)%     (2.30)%+      (0.35)%     0.65%+
---------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss) before deferral of fees by
    Manager                                                         $  0.08       $(0.60)   $  (0.06)      $ (0.09)    $(0.05)
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                  55%         204%         43%          226%        84%
---------------------------------------------------------------------------------------------------------------------------------
Expense ratio including interest and tax expense                       3.10%+       3.91%       4.18%+        3.40%      2.78%+
---------------------------------------------------------------------------------------------------------------------------------
Expense ratio before deferral of fees by Manager, including
    interest and tax expense                                           3.10%+       3.91%       4.61%+        3.79%      5.19%+
---------------------------------------------------------------------------------------------------------------------------------
Expense ratio excluding interest and tax expense                       2.88%+       2.06%       2.35%+        2.35%      2.35%+
---------------------------------------------------------------------------------------------------------------------------------


                                                                                       CLASS B SHARES
Selected Per-Share Data for the Year or Period Ended:                                       FISCAL YEAR ENDED
                                                                                     JUNE 30,                  MARCH 31,
                                                                    12/31/00   -----------------------   ------------------------
                                                                  (UNAUDITED)    2000       1999(c)       1999\++     1998(a)\++
NET ASSET VALUE - BEGINNING OF PERIOD                              $  29.98     $  19.35   $  16.25       $  12.64    $  10.00
---------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss)                                           0.04        (0.80)     (0.15)         (0.16)      (0.00)++
Net realized and unrealized gain/(loss) on investments                (6.31)       13.42       3.25           4.87        2.64
---------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from                  (6.27)       12.62       3.10           4.71        2.64
    investment operations
---------------------------------------------------------------------------------------------------------------------------------
Distributions:
Distributions from net realized capital gains                         (9.12)       (1.99)        --          (1.10)         --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                   (9.12)       (1.99)        --          (1.10)         --
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE - END OF PERIOD                                    $  14.59     $  29.98   $  19.35       $  16.25    $  12.64
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN*                                                        (23.62)%      65.83%     19.38%         38.88%      26.50%
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (in 000s)                                  $ 13,382     $ 23,333   $ 18,704       $ 17,031    $     61
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income/(loss) to average net assets            0.44%+      (2.65)%    (3.07)%+       (1.10)%     (0.10)%+
---------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss) before deferral of fees by Manager    $   0.04     $  (0.80)    $(0.16)      $  (0.28)   $   0.00++
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                  55%         204%        43%           226%         84%
---------------------------------------------------------------------------------------------------------------------------------
Expense ratio including interest and tax expense                       3.87%+       4.67%      4.93%+         4.15%       3.53%+
---------------------------------------------------------------------------------------------------------------------------------
Expense ratio before deferral of fees by Manager, including            3.87%+       4.67%      5.36%+         4.54%       5.94%+
    interest and tax expense
---------------------------------------------------------------------------------------------------------------------------------
Expense ratio excluding interest and tax expense                       2.88%+       2.82%      3.10%+         3.10%       3.10%+
---------------------------------------------------------------------------------------------------------------------------------

THE MONTGOMERY FUNDS
FINANCIAL HIGHLIGHTS

                                                                            GLOBAL LONG-SHORT FUND - CONTINUED

                                                                                       CLASS C SHARES
Selected Per-Share Data for the Year or Period Ended:                                       FISCAL YEAR ENDED
                                                                                     JUNE 30,                  MARCH 31,
                                                                    12/31/00   -----------------------   ------------------------
                                                                  (UNAUDITED)    2000       1999(c)       1999\++     1998(a)\++
NET ASSET VALUE - BEGINNING OF PERIOD                               $ 27.72     $ 18.01     $ 15.13       $ 11.83     $ 10.00
---------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss)                                           0.05       (0.71)      (0.13)        (0.15)       0.00++
Net realized and unrealized gain/(loss) on investments                (5.78)      12.41        3.01          4.55        1.83
---------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from
    investment operations                                             (5.73)      11.70        2.88          4.40        1.83
---------------------------------------------------------------------------------------------------------------------------------
Distributions:
Distributions from net realized capital gains                         (9.12)      (1.99)         --         (1.10)         --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                   (9.12)      (1.99)         --         (1.10)         --
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE - END OF PERIOD                                     $ 12.87     $ 27.72     $ 18.01       $ 15.13     $ 11.83
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN*                                                        (23.59)%     65.61%      19.37%        38.81%      18.50%
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (in 000s)                                   $ 5,251     $ 9,927     $ 7,209       $ 6,425     $   202
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income/(loss) to average net assets           0.45%+      (2.65)%     (3.07)%+      (1.10)%     (0.10)%+
---------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss) before deferral of fees by
    Manager                                                         $ 0.05      $ (0.71)     $(0.15)      $ (0.26)    $ (0.00)++
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                 55%         204%         43%          226%         84%
---------------------------------------------------------------------------------------------------------------------------------
Expense ratio including interest and tax expense                      3.87%+       4.67%       4.93%+        4.15%       3.53%+
---------------------------------------------------------------------------------------------------------------------------------
Expense ratio before deferral of fees by Manager, including
    interest and tax expense                                          3.87%+       4.67%       5.36%+        4.54%       5.94%+
---------------------------------------------------------------------------------------------------------------------------------
Expense ratio excluding interest and tax expense                      2.88%+       2.82%       3.10%+        3.10%       3.10%+
---------------------------------------------------------------------------------------------------------------------------------

(a) The Global Long-Short Fund commenced operations on December 31, 1997.
(b) On January 29, 1999, Class R shares were issued in exchange for Class A shares.
(c) The Fund changed its year end from March 31 to June 30.
*   Total return represents aggregate total return for the periods indicated.
+   Annualized.
++  Amount represents less than $0.01 per share.
\++ Per-share numbers have been calculated using the average share method, which more appropriately represents the per-share data for the period, since the use of the undistributed income method did not accord with results of operations.

120
The accompanying notes are an integral part of these financial statements.

                                                           THE MONTGOMERY FUNDS
                                                           FINANCIAL HIGHLIGHTS


                                                                             GLOBAL COMMUNICATIONS FUND

Selected Per-Share Data for the Year or Period                                      CLASS R SHARES
    Ended:                                          12/31/2000                 FISCAL YEAR ENDED JUNE 30,
                                                                  ----------------------------------------------------------
                                                    (UNAUDITED)    2000       1999       1998\++    1997       1996
NET ASSET VALUE - BEGINNING OF PERIOD                $  34.17   $  26.73    $  22.88   $  19.61   $  18.05    $  15.42
----------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss)                            (0.11)     (0.35)       0.01      (0.17)     (0.25)      (0.20)
Net realized and unrealized gain/(loss) on
    investments                                        (10.92)     14.04        6.35       7.19       2.72        2.83
----------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting
    from investment operations                         (11.03)     13.69        6.36       7.02       2.47        2.63
----------------------------------------------------------------------------------------------------------------------------
Distributions:
Distributions from net realized capital gains           (6.35)     (6.25)      (2.51)     (3.75)     (0.91)        --
----------------------------------------------------------------------------------------------------------------------------
Total distributions                                     (6.35)     (6.25)      (2.51)     (3.75)     (0.91)        --
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE - END OF PERIOD                      $  16.79   $  34.17    $  26.73   $  22.88   $  19.61    $  18.05
----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN*                                          (34.34)%    51.53%      31.66%     45.45%     14.43%      17.06%
----------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (in 000s)                    $267,041   $498,516    $354,730   $267,113   $153,955    $206,671
----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income/(loss) to average
    net assets                                          (0.92)%+   (1.01)%      0.02%     (0.85)%    (1.05)%     (1.01)%
----------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss) before deferral of
    fees by Manager                                  $  (0.11)  $  (0.35)   $   0.01   $  (0.17)  $  (0.27)   $  (0.22)
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                    77%       186%        146%        80%        76%        104%
----------------------------------------------------------------------------------------------------------------------------
Expense ratio including interest and tax expense         1.61%+     1.49%       1.69%      1.93%        --        2.01%
----------------------------------------------------------------------------------------------------------------------------
Expense ratio before deferral of fees by Manager,
    including interest and tax expense                   1.61%+     1.49%       1.69%      1.93%      2.00%       2.11%
----------------------------------------------------------------------------------------------------------------------------
Expense ratio excluding interest and tax expense         1.60%+     1.47%       1.68%      1.90%      1.91%       1.90%
----------------------------------------------------------------------------------------------------------------------------

* Total return represents aggregate total return for the periods indicated. \++ Per-share numbers have been calculated using the average share method, which more appropriately represents the per-share data for the period, since the use of the undistributed income method did not accord with results of operations.

THE MONTGOMERY FUNDS
FINANCIAL HIGHLIGHTS


                                                                               EMERGING MARKETS FUND
Selected Per-Share Data for the Year or                                            CLASS R SHARES
    Period Ended:                               12/31/2000                   FISCAL YEAR ENDED JUNE 30,
                                                              --------------------------------------------------------------
                                               (UNAUDITED)\++     2000\++     1999         1998         1997        1996

NET ASSET VALUE - BEGINNING OF PERIOD          $  12.04       $  10.24     $   9.86     $  16.85   $    14.19    $  13.17
----------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss)                      (0.04)         (0.12)        0.92         0.07         0.07        0.08
Net realized and unrealized gain/(loss) on
    investments                                   (2.77)          1.92        (0.54)       (6.58)        2.66        0.94
----------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets
    resulting from investment operations          (2.81)          1.80         0.38        (6.51)        2.73        1.02
----------------------------------------------------------------------------------------------------------------------------
Distributions:
Dividends from net investment income                --             --           --         (0.15)       (0.07)         --
Distributions from net realized capital gains       --             --           --         (0.33)         --           --
----------------------------------------------------------------------------------------------------------------------------
Total distributions                                 --             --           --         (0.48)       (0.07)         --
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE - END OF PERIOD                $   9.23       $  12.04     $  10.24     $   9.86   $    16.85    $  14.19
----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN*                                    (23.34)%        17.58%        3.85%      (39.20)%      19.34%       7.74%
----------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
    DATA:
----------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (in 000s)              $188,060       $290,505     $344,907     $758,911   $1,259,457    $994,378
----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income/(loss) to
    average net assets                            (0.82)%+       (1.03)%       0.01%        0.55%        0.48%       0.58%
----------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss) before
    deferral of fees by Manager                $  (0.06)      $  (0.13)    $   0.96     $   0.07          --           --
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                              45%           113%          86%          97%          83%        110%
----------------------------------------------------------------------------------------------------------------------------
Expense ratio including interest and tax
    expense                                        2.00%+         2.29%        2.05%        1.65%         --           --
----------------------------------------------------------------------------------------------------------------------------
Expense ratio before deferral of fees by
    Manager, including interest and tax
    expense                                        2.75%+         2.45%        2.15%        1.65%         --           --
----------------------------------------------------------------------------------------------------------------------------
Expense ratio excluding interest and tax
    expense                                        1.90%+         1.90%        1.90%        1.60%        1.67%       1.72%
----------------------------------------------------------------------------------------------------------------------------

Selected Per-Share Data for the Year or                                             CLASS P SHARES
    Period Ended:                            12 /31/2000                      FISCAL YEAR ENDED JUNE 30,
                                                             ----------------------------------------------------------------
                                             (UNAUDITED)\++   2000\++    1999          1998         1997         1996(a)
NET ASSET VALUE - BEGINNING OF PERIOD          $11.79       $10.05      $ 9.74        $16.77       $14.19       $12.62
-----------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss)                    (0.06)       (0.20)       0.00++        0.03         0.06         0.01
Net realized and unrealized gain/(loss) on
    investments                                 (2.71)        1.94        0.31         (6.61)        2.58         1.56
-----------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets           (2.77)        1.74        0.31         (6.58)        2.64         1.57
    resulting from investment operations
-----------------------------------------------------------------------------------------------------------------------------
Distributions:
Dividends from net investment income              --           --          --          (0.12)       (0.06)         --
Distributions from net realized capital gains     --           --          --          (0.33)         --           --
-----------------------------------------------------------------------------------------------------------------------------
Total distributions                               --           --          --          (0.45)       (0.06)         --
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE - END OF PERIOD                $ 9.02       $11.79      $10.05        $ 9.74       $16.77       $14.19
-----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN*                                  (23.41) %     17.43%       3.08%       (39.75)%      18.62%       12.44%
-----------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (in 000s)              $  247       $6,531      $  520        $  413       $  607       $    2
-----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income/(loss) to
    average net assets                          (1.03)%+     (1.72)%     (0.24)%        0.30%        0.23%        0.33%+
-----------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss) before deferral
    of fees by Manager                         $(0.08)      $(0.21 )    $ 0.01        $ 0.03          --           --
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                            45%         113%         86%           97%          83%         110%
-----------------------------------------------------------------------------------------------------------------------------
Expense ratio including interest and tax         2.22%+       2.58%       2.30%         1.90%         --           --
    expense
-----------------------------------------------------------------------------------------------------------------------------
Expense ratio before deferral of fees by         2.97%+       2.74%       2.40%         1.90%         --           --
    Manager, including interest and tax expense
-----------------------------------------------------------------------------------------------------------------------------
Expense ratio excluding interest and tax         2.12% +      2.19%       2.15%         1.85%        1.92%        1.97%+
    expense
-----------------------------------------------------------------------------------------------------------------------------

(a) The Emerging Markets Fund's Class P shares commenced operations on March 12, 1996.
*   Total return represents aggregate total return for the periods indicated.
+   Annualized.
++  Amount represents less than $0.01 per share.
\++ Per-share numbers have been calculated using the average share method, which more appropriately represents the per-share data for the period, since the use of the undistributed income method did not accord with results of operations.

  The accompanying notes are an integral part of these financial statements.

                                                           THE MONTGOMERY FUNDS
                                                           FINANCIAL HIGHLIGHTS


                                                                                EMERGING MARKETS 20 PORTFOLIO

                                                                                      CLASS R SHARES (a)
Selected Per-Share Data for the Year or Period                     FISCAL YEAR         THREE MONTHS           FISCAL YEAR
    Ended:                                          12/31/2000    ENDED JUNE 30,      ENDED JUNE 30,         ENDED MARCH 31,
                                                                  -------------      -------------------   ---------------------
                                                    (UNAUDITED)        2000                1999(c)         1999\++    1998(b)\++
NET ASSET VALUE - BEGINNING OF PERIOD                  $16.57        $13.15                $9.63           $11.43     $10.00
----------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss)                             0.07          0.19                 0.04             0.12       0.27
Net realized and unrealized gain/(loss) on
    investments                                         (2.57)         3.47                 3.48            (1.76)      1.16
----------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting
    from investment operations                          (2.50)         3.66                 3.52            (1.64)      1.43
----------------------------------------------------------------------------------------------------------------------------------
Distributions:
Dividends from net investment income                    (0.04)        (0.16)                 --             (0.16)        --
Dividends in excess of net investment income              --          (0.08)                 --               --          --
----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                     (0.04)        (0.24)                 --             (0.16)        --
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE - END OF PERIOD                        $14.03        $16.57               $13.15            $9.63     $11.43
----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN*                                          (15.08)%       27.91%               36.55%          (14.04)%    14.40%
----------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in 000s)                    $5,622        $4,725               $2,551           $1,655     $1,789
----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income/(loss) to average
    net assets                                           0.88%+        0.66%                0.05%+           1.24%     10.46%+
----------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss) before deferral of
    fees by Manager                                    $(0.18)       $(0.79)              $(0.10)          $(0.52)    $(0.07)
----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                    84%          264%                 200%             437%        71%
----------------------------------------------------------------------------------------------------------------------------------
Expense ratio including interest and tax expense         1.79%+        1.62%                1.73%+           2.10%      2.10%+
----------------------------------------------------------------------------------------------------------------------------------
Expense ratio before deferral of fees by Manager,
    including interest and tax expense                   6.06%+        6.15%                8.82%+           8.68%     15.34%+
----------------------------------------------------------------------------------------------------------------------------------
Expense ratio excluding interest and tax expense         1.60%+        1.60%                1.73%+           2.10%      2.10%+
----------------------------------------------------------------------------------------------------------------------------------

(a) Formerly named Institutional shares.
(b) The Emerging Markets 20 Portfolio commenced operations on December 31, 1997.
(c) For the period April 1, 1999, to June 30, 1999.
*   Total return represents aggregate total return for the periods indicated.
++  Annualized.
\++ Per-share numbers have been calculated using the average share method, which more appropriately represents the per-share data for the period, since the use of the undistributed income method did not accord with results of operations.

THE MONTGOMERY FUNDS
FINANCIAL HIGHLIGHTS

                                                                                           EMERGING ASIA FUND

                                                                                             CLASS R SHARES
Selected Per-Share Data for the Year or Period Ended:            12/31/2000             FISCAL YEAR ENDED JUNE 30,
                                                                              ----------------------------------------------
                                                                 (UNAUDITED)     2000       1999       1998        1997(a)
NET ASSET VALUE - BEGINNING OF PERIOD                              $ 10.08    $ 12.21    $  6.18    $ 18.91     $ 12.00
----------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss)                                         (0.16)     (0.68)     (0.01)      0.13       (0.01)
Net realized and unrealized gain/(loss) on investments               (1.97)     (0.81)      6.04     (11.74)       6.95
----------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from investment
    operations                                                       (2.13)     (1.49)      6.03     (11.61)       6.94
----------------------------------------------------------------------------------------------------------------------------
Distributions:
Dividends from net investment income                                   --       (0.46)     (0.00)++   (0.17)        --
Dividends in excess of net investment income                           --       (0.18)       --         --          --
Distributions from net realized capital gains                          --         --         --       (0.00)++    (0.03)
Distributions in excess of net realized capital gains                  --         --         --       (0.95)        --
----------------------------------------------------------------------------------------------------------------------------
Total distributions                                                    --       (0.64)       --       (1.12)      (0.03)
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE - END OF PERIOD                                    $  7.95    $ 10.08    $ 12.21    $  6.18     $ 18.91
----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN*                                                       (21.13)%   (12.56)%    97.44%    (63.45)%     57.80%
----------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (in 000s)                                  $14,917    $24,843    $63,196    $24,608     $68,095
----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income/(loss) to average net assets          (1.28)%    (0.85)%    (0.35)%     0.22%      (0.42)%+
----------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss) before deferral of fees by Manager    $ (0.75)   $ (0.30)    $(0.03)   $ (0.08)    $ (0.02)
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                  5%        64%       233%       154%         72%
----------------------------------------------------------------------------------------------------------------------------
Expense ratio including interest and tax expense                      2.15%+     2.12%      2.19%      1.91%       2.20%+
----------------------------------------------------------------------------------------------------------------------------
Expense ratio before deferral of fees by Manager, including
    interest and tax expense                                          6.94%+     3.09%      2.89%      2.27%       2.69%+
----------------------------------------------------------------------------------------------------------------------------
Expense ratio before excluding interest and tax expense               1.90%+     1.90%      1.90%      1.90%       1.80%+
----------------------------------------------------------------------------------------------------------------------------

(a) The Emerging Asia Fund's Class R shares commenced operations on September 30, 1996.
*   Total return represents aggregate total return for the periods indicated.
+   Annualized.
++  Amount represents less than $0.01 per share.


124

  The accompanying notes are an integral part of these financial statements.

                                                           THE MONTGOMERY FUNDS
                                                           FINANCIAL HIGHLIGHTS

                                                                                               TOTAL RETURN BOND FUND

                                                                                                    CLASS R SHARES
Selected Per-Share Data for the Year or Period Ended:                           12/31/00        FISCAL YEAR ENDED JUNE 30,
                                                                                             -------------------------------
                                                                               (UNAUDITED)     2000      1999    1998(a)
NET ASSET VALUE - BEGINNING OF PERIOD                                            $ 11.33     $ 11.66   $ 12.44   $ 12.00
----------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss)                                                        0.37        0.77      0.73      0.72
Net realized and unrealized gain/(loss) on investments                              0.45       (0.20)    (0.35)     0.56
----------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from investment operations          0.82        0.57      0.38      1.28
----------------------------------------------------------------------------------------------------------------------------
Distributions:
Dividends from net investment income                                               (0.37)      (0.75)    (0.73)    (0.72)
Distributions in excess of net investment income                                     --          --      (0.01)      --
Distributions from net realized capital gains                                        --          --      (0.42)    (0.12)
Distributions in excess of net realized capital gains                                --        (0.15)      --      (0.00)++
----------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                (0.37)      (0.90)    (1.16)    (0.84)
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE - END OF PERIOD                                                  $ 11.78     $ 11.33   $ 11.66   $ 12.44
----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN*                                                                       7.31%       4.96%     3.20 %   10.92%
----------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (in 000s)                                                $27,846     $28,112   $38,476   $77,694
----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income/(loss) to average net assets                         6.31%+      6.78%     5.88%     5.81%
----------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss) before deferral of fees by Manager                  $  0.31     $  0.75   $  0.72   $  0.71
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                              210%        176%      158%      390%
----------------------------------------------------------------------------------------------------------------------------
Expense ratio including interest and tax expense                                    0.72%+      0.80%     1.16%     1.29%
----------------------------------------------------------------------------------------------------------------------------
Expense ratio before deferral of fees by Manager, including interest and
    tax expense                                                                     1.72%+      1.13%     1.25%     1.34%
----------------------------------------------------------------------------------------------------------------------------
Expense ratio excluding interest and tax expense                                    0.70%+      0.70%     0.70%     0.70%
----------------------------------------------------------------------------------------------------------------------------

(a) The Total Return Bond Fund's Class R shares commenced operations on June 30, 1997.
*   Total return represents aggregate total return for the periods indicated.
++  Amount represents less than $0.01 per share.

THE MONTGOMERY FUNDS
FINANCIAL HIGHLIGHTS

                                                                                SHORT DURATION GOVERNMENT BOND FUND

                                                                                          CLASS R SHARES
Selected Per-Share Data for the Year or Period Ended:       12/31/00                FISCAL YEAR ENDED JUNE 30,
                                                                     -------------------------------------------------------
                                                          (UNAUDITED)      2000       1999       1998    1997\++       1996

NET ASSET VALUE - BEGINNING OF PERIOD                     $   9.90     $  10.04   $  10.14    $  9.99    $  9.92    $  9.95
----------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss)                                  0.30         0.58       0.53       0.57       0.59       0.60
Net realized and unrealized gain/(loss) on investments        0.19        (0.14)     (0.05)      0.16       0.07      (0.04)
----------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from
    investment operations                                     0.49         0.44       0.48       0.73       0.66       0.56
----------------------------------------------------------------------------------------------------------------------------
Distributions:
Dividends from net investment income                         (0.30)       (0.57)     (0.51)     (0.56)     (0.59)     (0.59)
Dividends in excess of net investment income                   --         (0.01)     (0.02)       --       (0.00)#    (0.00)#
Distributions from net realized capital gains                  --           --         --       (0.02)       --         --
Distributions in excess of net realized capital gains          --           --       (0.05)       --         --         --
----------------------------------------------------------------------------------------------------------------------------
Total distributions                                          (0.30)       (0.58)     (0.58)     (0.58)     (0.59)     (0.59)
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE - END OF PERIOD                           $  10.09     $   9.90   $  10.04    $ 10.14    $  9.99    $  9.92
----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN*                                                 5.02%        4.55%      4.82%      7.56%      6.79%      5.74%
----------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (in 000s)                         $199,013     $171,879   $154,365    $66,357    $47,265    $22,681
----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income/(loss) to average net
    assets                                                    5.97%+       5.84%      5.21%      5.83%      5.87%      5.88%
----------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss) before deferral of fees by
    Manager                                               $   0.27     $   0.56   $   0.48    $  0.51    $  0.54    $  0.52
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                        128%         188%       199%       502%       451%       350%
----------------------------------------------------------------------------------------------------------------------------
Expense ratio including interest and tax expense              1.77%+       1.11%      1.35%      1.15%      1.55%      1.55%
----------------------------------------------------------------------------------------------------------------------------
Expense ratio before deferral of fees by Manager,
    including interest and tax expense                        2.27%+       1.61%      1.85%      1.73%      2.05%      2.31%
----------------------------------------------------------------------------------------------------------------------------
Expense ratio excluding interest and tax expense              0.60%+       0.63%      0.62%      0.28%      0.60%      0.60%
----------------------------------------------------------------------------------------------------------------------------

                                                                                          CLASS P SHARES
Selected Per-Share Data for the Year or Period Ended:      12/31/00                 FISCAL YEAR ENDED JUNE 30,
                                                                     -------------------------------------------------------
                                                         (UNAUDITED)       2000       1999       1998       1997\++   1996(a)
NET ASSET VALUE - BEGINNING OF PERIOD                       $ 9.88      $ 10.03    $ 10.15     $ 9.99     $ 9.92     $ 9.98
----------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss)                                  0.29         0.56       0.41       0.61       0.59       0.16
Net realized and unrealized gain/(loss) on investments        0.20        (0.15)     (0.06)      0.12       0.06      (0.05)
----------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from
    investment operations                                     0.49         0.41       0.35       0.73       0.65       0.11
----------------------------------------------------------------------------------------------------------------------------
Distributions:
Dividends from net investment income                         (0.29)       (0.54)     (0.41)     (0.57)     (0.58)     (0.17)
Dividends in excess of net investment income                   --         (0.02)     (0.01)       --        0.00#       --
Distributions in excess of net realized capital gains          --           --       (0.05)       --         --         --
----------------------------------------------------------------------------------------------------------------------------
Total distributions                                          (0.29)       (0.56)     (0.47)     (0.57)     (0.58)     (0.17)
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE  END OF PERIOD                              $10.08       $ 9.88     $10.03     $10.15     $ 9.99     $ 9.92
----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN*                                                 5.00%        4.18%      4.47%      7.34%      6.69%      1.12%
----------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (in 000s)                           $4,036       $4,087     $3,887      $   3     $    0^    $    1
----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income/(loss) to average net
    assets                                                    1.91%+       5.60%      4.96%      5.58%      5.62%      5.63%+
----------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss) before deferral of fees by
    Manager                                                 $ 0.27       $ 0.54     $ 0.37     $ 0.55     $ 0.54     $ 0.14
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                        128%         188%       199%       502%       451%       350%
----------------------------------------------------------------------------------------------------------------------------
Expense ratio including interest and tax expense              2.00%+       1.36%      1.60%      1.40%      1.80%      1.80%+
----------------------------------------------------------------------------------------------------------------------------
Expense ratio before deferral of fees by Manager,
    including interest and tax expense                        2.50%+       1.86%      2.10%      1.98%      2.30%      2.56%+
----------------------------------------------------------------------------------------------------------------------------
Expense ratio excluding interest and tax expense              0.83%+       0.88%      0.87%      0.53%      0.85%      0.85%+
----------------------------------------------------------------------------------------------------------------------------

(a) The Short Duration Government Bond Fund's Class P shares commenced operations on March 11, 1996.
*        Total return represents aggregate total return for the
         periods indicated.
+        Annualized.
^        Amount represents less than $500.
#        Amount represents less than $0.01 per share.
\++ Per-share numbers have been calculated using the average share method, which more appropriately represents the per-share data for the period, since the use of the undistributed income method did not accord with results of operations.


126

  The accompanying notes are an integral part of these financial statements.

                                                           THE MONTGOMERY FUNDS
                                                           FINANCIAL HIGHLIGHTS


                                                                                     GOVERNMENT MONEY MARKET FUND

                                                                                            CLASS R SHARES
Selected Per-Share Data for the Year or Period Ended: 12/31/2000                     FISCAL YEAR ENDED JUNE 30,
                                                                     ----------------------------------------------------------
                                                     (UNAUDITED)       2000         1999          1998        1997        1996
NET ASSET VALUE - BEGINNING OF PERIOD                 $   1.00     $   1.00     $   1.00      $   1.00    $   1.00    $   1.00
-------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss)                             0.031        0.054        0.047         0.052       0.049       0.052
Net realized and unrealized gain/(loss) on
    investments                                          0.000^       0.000^       0.000^        0.000^      0.000^      0.000^
--------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from
    investment operations                                0.031        0.054        0.047         0.052       0.049       0.052
--------------------------------------------------------------------------------------------------------------------------------
Distributions:
Dividends from net investment income                    (0.031)      (0.054)      (0.047)       (0.052)     (0.049)     (0.052)
--------------------------------------------------------------------------------------------------------------------------------
Total distributions                                     (0.031)      (0.054)      (0.047)       (0.052)     (0.049)     (0.052)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE  END OF PERIOD                        $   1.00     $   1.00     $   1.00      $   1.00    $   1.00       $1.00
--------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN*                                             3.16%        5.49%        4.81%         5.27%       5.03%       5.28%
--------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (in 000s)                     $989,103     $794,632     $575,387      $724,619    $473,154    $439,423
--------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income/(loss) to average net
    assets                                                6.20%+       5.41%        4.71%         5.15%       4.93%       5.17%
--------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss) before deferral of fees
    by Manager                                        $  0.031     $  0.054     $  0.047      $  0.052    $  0.049    $  0.050
--------------------------------------------------------------------------------------------------------------------------------
Expense ratio including interest and tax expense          0.41%+       0.46%        0.50%         0.53%        --          --
--------------------------------------------------------------------------------------------------------------------------------
Expense ratio before deferral of fees by Manager,
    including interest and tax expense                    0.41%+       0.46%        0.50%         0.48%       0.62%       0.74%
--------------------------------------------------------------------------------------------------------------------------------
Expense ratio excluding interest and tax expense          0.41%+       0.46%        0.50%         0.53%       0.60%       0.60%
--------------------------------------------------------------------------------------------------------------------------------


                                                                                            CLASS P SHARES

SELECTED PER-SHARE DATA FOR THE YEAR OR PERIOD ENDED:       12/31/00                  FISCAL YEAR ENDED JUNE 30,
                                                                          --------------------------------------------------
                                                           (UNAUDITED)     2000       1999       1998       1997      1996(a)
NET ASSET VALUE - BEGINNING OF PERIOD                       $  1.00     $  1.00    $  1.00    $  1.00    $  1.00    $  1.00
----------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss)                                  0.030       0.051      0.045      0.049      0.048      0.014
Net realized and unrealized gain/(loss) on investments        0.000^      0.000^     0.000^     0.000^     0.000^     0.000^
----------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from
    investment operations                                     0.030       0.051      0.045      0.049      0.048      0.014
----------------------------------------------------------------------------------------------------------------------------
Distributions:
Dividends from net investment income                         (0.030)     (0.051)    (0.045)    (0.049)    (0.048)    (0.014)
----------------------------------------------------------------------------------------------------------------------------
Total distributions                                          (0.030)     (0.051)    (0.045)    (0.049)    (0.048)    (0.014)
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE  END OF PERIOD                              $  1.00     $  1.00    $  1.00    $  1.00    $  1.00    $  1.00
----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN*                                                  3.03%       5.19%      4.54%      5.00%      4.88%      1.38%
----------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (in 000s)                           $     1     $ 8,653    $     1        --         --     $     1
----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income/(loss) to average net assets    5.94%+      5.53%      4.52%      4.90%      4.68%      4.91%+
----------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss) before deferral of fees by
    Manager                                                 $ 0.030     $ 0.051    $ 0.045    $ 0.049    $ 0.048    $ 0.013
----------------------------------------------------------------------------------------------------------------------------
Expense ratio including interest and tax expense               0.67%+      0.72%      0.75%      0.78%       --         --
----------------------------------------------------------------------------------------------------------------------------
Expense ratio before deferral of fees by Manager, including    0.67%+      0.72%      0.75%      0.73%      0.87%      0.99%+
    interest and tax expense
----------------------------------------------------------------------------------------------------------------------------
Expense ratio excluding interest and tax expense               0.67%+      0.72%      0.75%      0.78%      0.85%      0.85%+
----------------------------------------------------------------------------------------------------------------------------


(a) The Government Money Market Fund's Class P shares commenced operations on March 11, 1996.
*        Total return represents aggregate total return for the
         periods indicated.
+        Annualized.
^        Amount represents less than $0.001 per share.

THE MONTGOMERY FUNDS
FINANCIAL HIGHLIGHTS


                                                                       CALIFORNIA TAX-FREE INTERMEDIATE BOND FUND


                                                                                     CLASS R SHARES
Selected Per-Share Data for the Year or Period Ended:          12/31/00              FISCAL YEAR ENDED JUNE 30,
                                                                         ---------------------------------------------------
                                                          (UNAUDITED)     2000       1999       1998       1997       1996
NET ASSET VALUE - BEGINNING OF PERIOD                      $ 12.62      $ 12.67    $ 12.86    $ 12.53    $ 12.23    $ 12.04
----------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss)                                  0.26         0.51       0.49       0.51       0.53       0.54
Net realized and unrealized gain/(loss) on investments        0.40        (0.04)     (0.16)      0.33       0.30       0.19
----------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from
    investment operations                                     0.66         0.47       0.33       0.84       0.83       0.73
----------------------------------------------------------------------------------------------------------------------------
Distributions:
Dividends from net investment income                         (0.26)       (0.52)     (0.46)     (0.51)     (0.53)     (0.54)
Dividends in excess of net investment income                   --           --       (0.03)       --         --         --
Distributions from net realized capital gains                  --           --       (0.03)       --         --         --
Distributions from net realized capital gains                  --           --       (0.00)++     --         --         --
----------------------------------------------------------------------------------------------------------------------------
Total distributions                                          (0.26)       (0.52)     (0.52)     (0.51)     (0.53)     (0.54)
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE  END OF PERIOD                             $ 13.02      $ 12.62    $ 12.67    $ 12.86    $ 12.53    $ 12.23
----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN*                                                 5.27%        3.83%      2.71%      6.85%      6.91%      6.11%
----------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (in 000s)                          $28,967      $27,405    $41,017    $35,667    $21,681    $13,948
----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income/(loss) to average net
    assets                                                    4.01%+       4.14%      3.93%      4.03%      4.27%      4.34%
----------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss) before deferral of fees by
    Manager                                                  $0.23        $0.50      $0.48      $0.44      $0.47      $0.43
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                         58%          49%       184%        42%        26%        58%
----------------------------------------------------------------------------------------------------------------------------
Expense ratio including interest and tax expense              0.70%+       0.70%      0.69%      0.69%      0.68%      0.61%
----------------------------------------------------------------------------------------------------------------------------
Expense ratio before deferral of fees by Manager,
    including interest and tax expense                        1.18%+       1.19%      1.19%      1.19%      1.18%      1.43%
----------------------------------------------------------------------------------------------------------------------------
Expense ratio excluding interest and tax expense              0.70%+       0.70%      0.69%      0.68%        --         --
----------------------------------------------------------------------------------------------------------------------------

* Total return represents aggregate total return for the periods indicated. ++ Amount represents less than $0.01 per share.


128

  The accompanying notes are an integral part of these financial statements.

                                                           THE MONTGOMERY FUNDS
                                                           FINANCIAL HIGHLIGHTS

                                                                               CALIFORNIA TAX-FREE MONEY FUND
                                                                                       CLASS R SHARES
Selected Per-Share Data for the Year or Period Ended:  12/31/00                  FISCAL YEAR ENDED JUNE 30,
                                                                   ---------------------------------------------------------------
                                                     (UNAUDITED)   2000          1999       1998        1997         1996
NET ASSET VALUE - BEGINNING OF PERIOD                $   1.00  $    1.00      $   1.00     $   1.00    $   1.00      $  1.00
----------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss)                            0.017      0.027         0.026        0.029       0.029        0.030
Net realized and unrealized gain/(loss) on investments  0.000^     0.000^        0.000^       0.000^      0.000^       0.000^
----------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from
    investments                                         0.017      0.027         0.026        0.029       0.029        0.030
----------------------------------------------------------------------------------------------------------------------------------
Distributions:
Dividends from net investment income                   (0.017)    (0.027)       (0.026)      (0.029)     (0.029)      (0.030)
----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                    (0.017)    (0.027)       (0.026)      (0.029)     (0.029)      (0.030)
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE  END OF PERIOD                          $1.00      $1.00         $1.00        $1.00       $1.00        $1.00
----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN*                                           1.68%      2.72%          2.59%        3.00%       2.95%        3.03%
----------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (in 000s)                    $389,764  $378,819       $292,901     $187,216    $118,723      $98,134
----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income/(loss) to
     average net assets                                  3.32%+    2.69%          2.55%        2.96%       2.91%        2.99%
----------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss) before deferral of
     fees by Manager                                 $  0.017+ $  0.023       $  0.021     $  0.029    $  0.028      $ 0.028
----------------------------------------------------------------------------------------------------------------------------------
Expense ratio including interest and tax expense         0.53%+    0.58%          0.58%        0.58%       0.58%        0.59%
-----------------------------------------------------------------------------------------------------------------------------------
Expense ratio before deferral of fees by Manager,
    including interest and tax expense                   0.53%+    0.58%          0.61%        0.68%       0.73%        0.80%
-----------------------------------------------------------------------------------------------------------------------------------
Expense ratio excluding interest and tax expense         0.53%+    0.58%          0.58%        0.58%        --           --
-----------------------------------------------------------------------------------------------------------------------------------

*        Total return represents aggregate total return for the periods indicated.
^        Amount represents less than $0.001 per share.

THE MONTGOMERY FUNDS
FINANCIAL HIGHLIGHTS



                                                                               FEDERAL TAX-FREE MONEY FUND


                                                                                           CLASS R SHARES
Selected Per-Share Data for the Year or Period Ended:                12/31/00          FISCAL YEAR ENDED, JUNE 30,
                                                                               ---------------------------------------------
                                                                  (UNAUDITED)  2000      1999       1998      1997(a)
NET ASSET VALUE - BEGINNING OF PERIOD                           $   1.00    $   1.00   $   1.00   $   1.00   $   1.00
----------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss)                                       0.019       0.032      0.028      0.031      0.032

Net realized and unrealized gain/(loss) on investments             0.000^      0.000^     0.000^     0.000^     0.000^
----------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from
    investment operations                                          0.019       0.032      0.028      0.031      0.032
----------------------------------------------------------------------------------------------------------------------------
Distributions:
Dividends from net investment income                              (0.019)     (0.032)    (0.028)    (0.031)    (0.032)
Distributions in excess of net investment income                     --          --      (0.000)^      --      (0.000)^
----------------------------------------------------------------------------------------------------------------------------
Total distributions                                               (0.019)     (0.032)    (0.028)    (0.031)    (0.032)
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE - END OF PERIOD                                    $1.00       $1.00      $1.00      $1.00      $1.00
----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN*                                                       1.91%       3.25%      2.82%      3.12%      3.26%
----------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (in 000s)                               $123,401    $147,838   $116,341   $117,283   $114,197
----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income/(loss) to average net assets         3.76%+       3.21%      2.80%      3.08%      3.24%+
----------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss) before deferral of fees by
    Manager                                                     $  0.019    $   0.030  $   0.026  $   0.031  $   0.030
----------------------------------------------------------------------------------------------------------------------------
Expense ratio including interest and tax expense                    0.60%+       0.60%      0.60%      0.60%      0.33%+
----------------------------------------------------------------------------------------------------------------------------
Expense ratio before deferral of fees by Manager, including
    interest and tax expense                                        0.97%+       0.77%      0.80%      0.81%      0.69%+
----------------------------------------------------------------------------------------------------------------------------
Expense ratio excluding interest and tax expense                    0.60%+       0.60%      0.60%      0.60%        --
----------------------------------------------------------------------------------------------------------------------------

(a) The Federal Tax-Free Money Fund's Class R shares commenced operations on July 15, 1996.
*       Total return represents aggregate total return for the
        periods indicated.
+       Annualized.
^       Amount represents less than $0.001 per share.


130

  The accompanying notes are an integral part of these financial statements.

                                                          THE MONTGOMERY FUNDS
                                                                  NOTES
                                                        to Financial Statements
                                                               (Unaudited)


The Montgomery Funds and The Montgomery Funds II (individually, the "Trust" and, collectively, the "Trusts") are registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as diversified, open-end management investment companies. As of December 31, 2000, the Trusts had 22 publicly offered series (individually, a "Fund" and, collectively, the "Funds"). The Montgomery Funds include the following: Montgomery U.S. Select 20 Portfolio, Montgomery Growth Fund, Montgomery Mid Cap 20 Portfolio, Montgomery U.S. Emerging Growth Fund, Montgomery Small Cap Fund, Montgomery International Growth Fund, Montgomery International 20 Portfolio, Montgomery Global Opportunities Fund, Montgomery Global 20 Portfolio, Montgomery Global Communications Fund, Montgomery Emerging Markets Fund, Montgomery Emerging Asia Fund, Montgomery Total Return Bond Fund, Montgomery Short Duration Government Bond Fund, Montgomery California Tax-Free Intermediate Bond Fund, Montgomery Government Money Market Fund, Montgomery California Tax-Free Money Fund, Montgomery Federal Tax-Free Money Fund and Montgomery New Power Fund. The Montgomery Mid Cap 20 Portfolio and the Montgomery New Power Fund commenced operations on October 31, 2000, and September 29, 2000, respectively. The financial statements for the Montgomery New Power Fund have been presented under separate cover. The Montgomery Funds II include the Montgomery Balanced Fund, the Montgomery Global Long-Short Fund and the Montgomery Emerging Markets 20 Portfolio, among other series. The financial statements for the other Funds in The Montgomery Funds II have been presented under separate covers.

The Montgomery Funds are organized as a Massachusetts business trust and commenced operations on May 10, 1990. The Montgomery Funds II is organized as a Delaware business trust and commenced operations on September 8, 1993.

Effective October 31, 2000, the Montgomery Emerging Markets Focus Fund changed its name to the Montgomery Emerging Markets 20 Portfolio.

Effective October 31, 2000, the Montgomery Equity Income Fund was liquidated.

1. SIGNIFICANT ACCOUNTING POLICIES:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosure in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies generally accepted in the United States.

In November 2000 the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000. Management of the Funds does not anticipate that the adoption of the Guide will have a significant effect on the Funds' financial statements.

a. PORTFOLIO VALUATION

Portfolio securities, including short sales, are valued using current market valuations: either the last reported sale price or, in the case of securities for which there is no reported last sale and in the case of fixed-income securities, the mean of the closing bid and ask prices.

Portfolio securities that are traded primarily on foreign securities exchanges or for which market quotations are readily available are generally valued at the last reported sale price on the respective exchanges or markets; except that when an occurrence subsequent to the time that a value was so established is likely to have changed said value, the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board of Trustees or its delegates. Securities traded on the over- the-counter market or on the Nasdaq national market are valued at the mean between the last available bid and ask prices prior to the time of valuation.

For the Government Money Market Fund, the California Tax-Free Money Fund and the Federal Tax-Free Money Fund, portfolio securities are valued at amortized cost, which approximates market value.

Securities for which market quotations are not readily available (including restricted securities that are subject to limitations as to their sale) are valued at fair value as determined in good faith by or under the supervision of the Trusts' officers in accordance with methods authorized by the Trusts' Board of Trustees. Short-term securities with maturities of 60 days or less are carried at amortized cost, which approximates market value.

b. FOREIGN CURRENCY

The accounting records of the Funds are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Funds denominated in a foreign currency are translated into U.S. dollars at the exchange rate each day. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate in effect on the date of the respective transactions.

c. FORWARD FOREIGN-CURRENCY EXCHANGE CONTRACTS

The Funds typically do not hedge against movements in currency exchange rates. In certain limited circumstances, however, certain Funds may engage in forward foreign-currency exchange contracts ("forward contracts") as a hedge in connection with portfolio purchases and sales of securities denominated in foreign currencies. A forward contract is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate.

Forward contracts are valued at the prevailing forward exchange rate of the underlying currencies, and unrealized gain/(loss) is recorded daily. Unrealized gains and losses that represent the difference between the value of the forward contract to buy and the forward contract to sell are included in net unrealized gain/(loss) from foreign-currency-related transactions.

Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward contracts to hedge,

  THE MONTGOMERY FUNDS
          NOTES
to Financial Statements
       (Unaudited)


a Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

The Funds do not isolate the portion of the fluctuations on investments resulting from changes in foreign-currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized gain/(loss) and unrealized appreciation/(depreciation) from investments and securities sold short.

d. REPURCHASE AGREEMENTS

Each Fund may engage in repurchase agreements either individually or jointly through a joint repurchase account with other series of the Trusts pursuant to a joint repurchase agreement. Under the terms of a typical repurchase agreement, a Fund takes possession of debt obligations as collateral. The Fund also agrees with the counterparty to allow the counterparty to repurchase, and the Fund to resell, the obligations at a specified date and price, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral is at least equal at all times to the total amount of the repurchase obligation, including interest. In the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There could be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period the Fund seeks to assert its rights. The Funds' Manager, acting under the supervision of the Board of Trustees, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements, to evaluate potential risks. The Funds may also participate on an individual or joint basis in tri-party repurchase agreements that involve a counterparty and a custodian bank.

e. DOLLAR ROLL TRANSACTIONS

Certain Funds may enter into dollar roll transactions with financial institutions to take advantage of opportunities in the mortgage market. A dollar roll transaction involves a sale by a Fund of securities with a simultaneous agreement to repurchase substantially similar securities at an agreed-upon price at a future date. The securities repurchased will bear the same interest as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. The Fund will invest the proceeds of the sale in additional instruments, the income from which, together with any additional fee income received for the dollar roll, may generate income for the Fund exceeding the yield on the securities sold. Dollar roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those securities.

f. REVERSE REPURCHASE AGREEMENTS

Certain Funds may enter into reverse repurchase agreement transactions with member banks on the Federal Reserve Bank of New York's list of reporting dealers. A reverse repurchase agreement involves a sale by the Fund of securities that it holds with an agreement by the Fund to repurchase the same securities at an agreed-upon price and date. A reverse repurchase agreement involves the risk that the market value of the securities sold by the Fund may decline below the repurchase price of the securities. Additionally, in the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the agreement may be restricted pending a determination by the broker, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. Each Fund establishes a segregated account with its custodian in which the Fund maintains cash, U.S. government securities or other high-grade liquid debt obligations equal in value to its obligations with respect to reverse repurchase agreements.

g. FUTURES CONTRACTS

Except to the extent used by the Montgomery Global Long-Short Fund, the Funds typically do not hedge against movements in interest rates, securities prices or currency exchange rates. Certain Funds, however, may enter into futures contracts. Upon entering into a futures contract, a Fund is required to deposit with the custodian on behalf of the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuation of the value of the contract. When futures contracts are closed, the difference between the opening value at the date of purchase and the value at closing is recorded as realized gain/(loss) in the Statement of Operations.

There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk a Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

h. EQUITY SWAPS

Certain Funds may enter into equity swap agreements to participate in foreign markets not currently accessible to those Funds. Pursuant to these agreements, a Fund pays a swap fee in cash, which is equal to a fixed percentage of the cost for the underlying security (the "notional amount"). Additionally, the Fund will make periodic payments to the swap counterparty equal to any capital depreciation on the underlying security, plus a floating-rate payment based on the notional amount and the six-month LIBOR rate. The swap counterparty will make periodic payments to the Fund equal to any capital appreciation and any dividends received on the underlying security. During the terms of the agreements, changes in the underlying value of the swaps are recorded as unrealized gains or losses and are based on changes in the value of the underlying security. Amounts received from/(paid to) the swap counterparty representing capital appreciation/ (depreciation) are recorded as a realized gain/(loss), whereas dividends on the underlying security are recorded when received. The Fund is exposed to credit risk in the event of non-performance

                                                          THE MONTGOMERY FUNDS
                                                                  NOTES
                                                        to Financial Statements
                                                               (Unaudited)

by the swap counterparty; the Fund does not anticipate non- performance by the counterparty, however.

i. SHORT SALES/FORWARD COMMITMENTS

Certain Funds may enter into short sales and forward commitments. Short sales are transactions in which a Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to deliver to the buyer upon the short sale; the Fund is then obligated to replace the security borrowed by purchasing it on the open market at some later date. The Fund will incur a loss if the market price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund will typically realize a gain if the security declines in value between those dates. Dividends declared on securities sold short are recorded on the ex-dividend date. For the six months ended December 31, 2000, the Global Long-Short Fund incurred $141,632 in short dividend expenses.

A Fund engaging in short sales maintains as collateral cash or liquid debt and equity securities sufficient to fully collateralize its obligation on the short position.

j. OPTIONS

Certain Funds may enter into options contracts. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option) or sell to (put option) the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by a Fund if the option is exercised.

If a Fund writes an option and the option expires unexercised, the Fund will realize a capital gain to the extent of the amount received for the option (the "premium"). If the Fund elects to close out the option, it will recognize a gain or loss based on the difference between the cost of closing the option and the initial premium received. If a Fund purchases an option and allows the option to expire, it will realize a loss to the extent of the premium paid. If the Fund elects to close out the option, it will recognize a gain or loss equal to the difference between the cost of acquiring the option and the amount realized upon the sale of the option.

The gain or loss recognized by a Fund upon the exercise of a written call or purchased put option is adjusted for the amount of option premium. If a written put or purchased call option is exercised, the Fund's cost basis of the acquired security or currency would be the exercise price adjusted for the amount of the option premium.

The liability representing a Fund's obligation under an exchange-traded written option or investment in the purchased option is valued at the last sale price or, in absence of a sale, the mean between the closing bid and ask prices or at the most recent ask price (bid for purchased options) if no bid and ask prices are available. Over-the-counter written or purchased options are valued using dealer-supplied quotations.

When a Fund writes a covered call option, the Fund forgoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security or currency above the exercise price.

When a Fund writes a put option, it accepts the risk of a decline in the market value of the underlying security or currency below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. A Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into options contracts, including the risk that an illiquid secondary market will limit a Fund's ability to close out an option contract prior to the expiration date, and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

k. DIVIDENDS AND DISTRIBUTIONS

Dividends from net investment income of the U.S. Select 20 Portfolio, Growth Fund, Mid Cap 20 Portfolio, U.S. Emerging Growth Fund, Small Cap Fund, Balanced Fund, International Growth Fund, International 20 Portfolio, Global Opportunities Fund, Global 20 Portfolio, Global Long-Short Fund, Global Communications Fund, Emerging Markets Fund, Emerging Markets 20 Portfolio and Emerging Asia Fund are declared and paid at least annually. Dividends from net investment income of the Total Return Bond Fund, Short Duration Government Bond Fund, California Tax-Free Intermediate Bond Fund, Government Money Market Fund, California Tax-Free Money Fund and Federal Tax-Free Money Fund are declared daily and paid monthly.

Distributions of net realized capital gains (including net short-term capital gains) earned by the Funds are distributed at least annually. Additional distributions of net investment income and capital gains for each Fund may be made to avoid the application of a 4% non- deductible excise tax on certain undistributed amounts of ordinary income and capital gains. Income distributions and capital-gain distributions are determined in accordance with income-tax regulations, which may differ from accounting principles generally accepted in the United States. These differences are primarily due to differing treatments of income and gains on various investment securities held by a Fund, timing differences and differing characterization of distributions made by a Fund.

l. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are recorded on a trade date basis (date the order to buy or sell is executed). Interest income is accrued daily and includes amortization of premium and accretion of discount on investments. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the Funds are informed of the ex-dividend date. Each multi-class Fund's investment income and realized and unrealized gains and losses are allocated among its classes based on the relative net assets of each class of shares.

m. FEDERAL INCOME TAXES

Each Fund has elected and qualified, and it is the intention of each Fund to continue to qualify, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), by complying with the provisions available

  THE MONTGOMERY FUNDS
          NOTES
to Financial Statements
       (Unaudited)


to certain investment companies, as defined in applicable sections of the Code, and to make distributions of taxable and tax-exempt income to shareholders sufficient to relieve each Fund of all or substantially all federal income and excise taxes. Therefore, no federal income-tax or excise-tax provision has been made.

The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based on the current interpretation of existing tax rules and regulations in the markets in which they invest.

n. CASH

Cash, as used in the Statement of Cash Flows, is the amount reported in the Statement of Assets and Liabilities, including the amounts held at the broker. The Funds issue and redeem their shares, invest in securities and distribute dividends from net investment income and net realized gains (which are either paid in cash or reinvested at the discretion of shareholders). These activities are reported in the Statement of Changes in Net Assets. Information on cash payments is presented in the Statement of Cash Flows. Accounting practices that do not affect reporting activities on a cash basis include unrealized gain or loss on investment securities, accretion income recognized on investment securities and amortization of organization costs.

o. EXPENSES

General expenses of the Trusts are allocated to the relevant Funds based on relative net assets. Operating expenses directly attributable to a Fund or a class of shares are charged to that Fund's or class' operations. Expenses of each Fund not directly attributable to the operations of any Fund or class of shares are prorated among the classes based on the relative average net assets of each Fund or class of shares.

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES AND OTHER CONTRACTUAL COMMITMENTS:

a. Montgomery Asset Management, LLC, is the Funds' manager (the "Manager"). The Manager, a Delaware limited liability company, is an investment adviser registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940, as amended. The Manager is a subsidiary of Commerzbank AG.

Pursuant to Investment Management Agreements (the "Agreements") between the Manager and the Trusts with respect to each Fund, the Manager provides each Fund with advice on buying and selling securities, manages the investments of each Fund including the placement of orders for portfolio transactions, furnishes each Fund with office space and certain administrative services, and provides the personnel needed by the Trusts with respect to the Manager's responsibilities under the Agreements. Under Operating Expense Agreements with each Trust, the Manager has agreed to reduce some or all of its management fee or absorb Fund expenses if necessary to keep each Fund's annual operating expenses, exclusive of Rule 12b-1 fees, dividend expense, interest, extraordinary expenses and taxes, at or below the following percentages of each Fund's average net assets: 0.60% for the Short Duration Government Bond Fund, the Government Money Market Fund, the California Tax-Free Money Fund and the Federal Tax-Free Money Fund; 0.70% for the Total Return Bond Fund and the California Tax-Free Intermediate Bond Fund; 1.30% for the Balanced Fund (including total expenses of the underlying Funds); 1.40% for the U.S. Select 20 Portfolio, the Mid Cap 20 Portfolio and the Small Cap Fund; 1.50% for the Growth Fund and the U.S. Emerging Growth Fund; 1.60% for the Emerging Markets 20 Portfolio; 1.80% for the International Growth Fund and the Global 20 Portfolio; 1.90% for the Global Opportunities Fund, the Global Communications Fund, the Emerging Markets Fund and the Emerging Asia Fund; and 2.35% for the Global Long-Short Fund. Any reductions or absorptions made to a Fund by the Manager are subject to recovery within the following three years, provided the Fund is able to effect such reimbursement and remain in compliance with applicable expense limitations. The Operating Expense Agreements have rolling 10-year terms, extendable for one year at the end of each fiscal year.

Montgomery Asset Management, LLC, serves as the Funds' administrator (the "Administrator"). The Administrator performs services with regard to various aspects of each Fund's administrative operations.

As compensation, each Fund has accrued a monthly management and administration fee (accrued daily) based on the average daily net assets of each Fund. The following effective management fee annual rates include current-year accrued fees and recoupment of prior-year deferrals, but do not include the effect of current-year fee deferrals or expense absorptions:


                                                                                  Management
                                                 Contractual    Effective       Fee Including
                                                 Management     Management        Effect of       Administration
Fund                                                 Fee            Fee          Fees Reduced          Fees
-----------------------------------------------------------------------------------------------------------------
U.S. Select 20 Portfolio ......................     1.00%          1.00%             1.00%             0.07%
Growth Fund ...................................     1.00           1.00              0.94              0.07
Mid Cap 20 Portfolio ..........................     1.00            --                --               0.07
U.S. Emerging Growth Fund .....................     1.39           2.29              1.00              0.07
Small Cap Fund ................................     1.00           1.00              1.00              0.07
Balanced Fund .................................      --             --                --                --
International Growth Fund .....................     1.10           1.52              0.78              0.07
International 20 Portfolio.....................     1.10           1.10               --               0.07
Global Opportunities Fund .....................     1.25           1.56              1.33              0.07
Global 20 Portfolio............................     1.25           1.33              1.12              0.07
Global Long-Short Fund ........................     1.45           1.45              1.45              0.07
Global Communications Fund ....................     1.16           1.16              1.16              0.07
Emerging Markets Fund .........................     1.24           1.69              0.94              0.07
Emerging Markets 20 Portfolio .................     1.10           1.10               --               0.07
Emerging Asia Fund ............................     1.25           5.04              0.25              0.07
Total Return Bond Fund ........................     0.50           1.21              0.20              0.05
Short Duration Government Bond Fund ...........     0.50           0.81              0.31              0.05
California Tax-Free Intermediate Bond Fund ....     0.48           0.83              0.35              0.05
Government Money Market Fund ..................     0.28           0.28              0.28              0.04
California Tax-Free Money Fund ................     0.40           0.40              0.40              0.05
Federal Tax-Free Money Fund ...................     0.40           0.76              0.39              0.05

                                                          THE MONTGOMERY FUNDS
                                                                  NOTES
                                                        to Financial Statements
                                                               (Unaudited)



The Manager recouped previously deferred fees during the six months ended December 31, 2000. These amounts have been included with current annual management fees in the Statement of Operations and are part of the effective management fee shown. The amounts recouped during the six months ended December 31, 2000, were $973,453, $270,496, $113,986, $37,869, $544,871,
$379,537, $103,543, $1,032,102, $306,661, and $251,063 for the U.S. Emerging
Growth Fund, International Growth Fund, Global Opportunities Fund, Global 20 Portfolio, Emerging Markets Fund, Emerging Asia Fund, Total Return Bond Fund, Short Duration Government Bond Fund, California Tax-Free Intermediate Bond Fund and Federal Tax-Free Money Fund, respectively.

Also included in other expenses are absorbed expenses recouped from the previous year of $23,537, $51,541, $10,680 and $48,509 for the U.S. Select 20
Portfolio, Balanced Fund, International 20 Portfolio and the Emerging Markets 20 Portfolio, respectively.

For the six months ended December 31, 2000, the Manager has deferred fees and/or absorbed expenses and has deferred management fees and absorbed expenses subject to recoupment as follows:

                                                                         Deferred
                                                                      Management Fees
                                                                       and Absorbed
                                                                         Expenses
                                        Fees           Expenses         Subject to
Fund                                  Reduced          Absorbed         Recoupment
------------------------------------------------------------------------------------
U.S. Select 20 Portfolio .........   $   17,135      $   114,835        $   143,995
Growth Fund ......................      115,791               --            115,791
Mid Cap 20 Porfolio ..............        3,657            1,066              4,731
U.S. Emerging Growth Fund ........    1,398,063                -          1,398,063
Balanced Fund ....................           --          154,801            419,447
International Growth Fund ........      481,560               --            481,560
International 20 Portfolio .......        6,285           46,715             82,645
Global Opportunities Fund ........       83,665               --             83,665
Global 20 Portfolio...............      104,974               --            104,974
Emerging Markets Fund ............      900,777               --            900,777
Emerging Markets 20 Portfolio.....       29,782           85,681            416,473
Emerging Asia Fund ...............      479,471               --            479,471
Total Return Bond Fund ...........      149,148               --            149,148
Short Duration
   Government Bond Fund ..........      473,100               --          1,210,916
California Tax-Free
   Intermediate Bond Fund ........       69,853               --            326,166
Federal Tax-Free Money Fund ......      255,267               --            255,267


b. Certain officers and Trustees of the Trusts are, with respect to the Trusts' Manager and/or principal underwriter, "affiliated persons" as defined in the 1940 Act. Each Trustee who is not an affiliated person will receive an annual retainer totaling $55,000 per annum, as well as reimbursement for expenses, for services as a Trustee of all Trusts advised by the Manager ($35,000 of which will be allocated to The Montgomery Funds and $15,000 to The Montgomery Funds II). As of July 1, 2000, the annual retainer was increased to $65,000 ($41,500 of which will be allocated to The Montgomery Funds and $17,500 to The Montgomery Funds II).

Each Trustee who is not an affiliated person may elect to participate in the Trustees' Deferred Compensation Plan (the "Compensation Plan"). Under the Compensation Plan, such Trustees may elect to defer payment of a percentage or all of their total fees earned as a Trustee of the Trusts. These deferred portions are treated, based on an election by the Trustee, as though they were either invested in certain Funds' shares or invested in U.S. Treasury bills, as defined under the Compensation Plan. The deferred fees payable, under the Compensation Plan, at December 31, 2000, are included in trustee's fees and expenses payable for the applicable Funds on the Statement of Assets and Liabilities.

c. Certain Funds are parties to agreements with financial intermediaries and recordkeepers related to the Funds' participation in various purchase, marketplace and retirement programs. The Funds that participate in the programs make payments to the financial intermediaries and recordkeepers for certain services provided to shareholders who own shares of the Funds through such programs. These fees are paid to shareholder servicing and recordkeeping and are reflected in the Funds' financial statement as "servicing fees." The Manager, out of its own resources, may make additional payments to financial intermediaries and recordkeepers in connection with the Funds' participation in these programs.

3. SHARE MARKETING PLAN:

Class P shares of each Fund, and Class B and Class C shares of the Global Long-Short Fund, have adopted a Share Marketing Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act (the "Rule"). Pursuant to the Rule, the Trusts' Board of Trustees has approved, and each Fund has entered into, the Plan with Funds Distributor, Inc., the Funds' distributor (the "Distributor"), as the distribution coordinator for the Class P, Class B and Class C shares. Under the Plan each Fund will pay distribution fees to the Distributor at an annual rate of up to 0.25% of the Fund's aggregate average daily net assets attributable to its Class P shares, and up to 0.75% of the Fund's aggregate average daily net assets attributable to its Class B and Class C shares, to reimburse the Distributor for its distribution costs with respect to that class (the "Class").

The Plan provides that the Distributor may use the distribution fees received from the Class to pay for the distribution expenses of that Class, including, but not limited to, (i) incentive compensation paid to the directors, officers and employees of, agents for and consultants to the Manager or any other broker-dealer or financial institution that engages in the distribution of that Class; and (ii) compensation to broker-dealers, financial institutions or other persons for providing distribution assistance with respect to that Class. Distribution fees may also be used for (i) marketing and promotional activities, including, but not limited to, direct-mail promotions and television, radio, newspaper, magazine and other mass media advertising for that Class; (ii) costs of printing and distributing prospectuses, statements of additional information and reports of the Funds to prospective investors in that Class; (iii) costs involved in preparing, printing and distributing sales literature pertaining to the Funds and that Class; and (iv) costs involved in obtaining whatever information, analysis and reports with respect to marketing and promotional activities that the Funds may, from time to time, deem advisable with respect to the distribution of that Class. Distribution fees are accrued daily, paid

  THE MONTGOMERY FUNDS
          NOTES
to Financial Statements
       (Unaudited)


monthly and charged as expenses of the Class P, Class B and Class C shares, as accrued.

4. SECURITIES TRANSACTIONS:

a. The aggregate amounts of purchases and sales of long-term securities, excluding long-term U.S. government securities, during the six months ended December 31, 2000, were:


Fund                               Purchases      Sales
-------------------------------------------------------------
U.S. Select 20 Portfolio........  $  3,960,747  $  3,964,205
Growth Fund ....................   107,860,142   149,879,568
Mid Cap 20 Portfolio............     2,904,269     1,058,455
U.S. Emerging Growth Fund.......    59,202,418    85,461,883
Small Cap Fund .................    66,468,342    75,831,009
Balanced Fund ..................    14,093,526    21,629,313
International Growth Fund.......   128,483,933   206,062,274
International 20 Portfolio......     1,632,413     3,162,490
Global Opportunities Fund.......    73,956,853    75,553,777
Global 20 Portfolio.............    84,382,604   101,465,426
Global Long-Short Fund .........   239,829,847   436,023,622
Global Communications Fund......   276,439,149   346,432,809
Emerging Markets Fund...........    14,493,111    10,251,409
Emerging Markets 20 Portfolio...     6,173,396     3,737,079
Emerging Asia Fund..............       945,187     5,649,114
Total Return Bond Fund..........    66,761,377    67,760,128
Short Duration
 Government Bond Fund...........   295,640,253   258,182,728
California Tax-Free
Intermediate Bond Fund..........    16,327,729    16,462,249

The aggregate amounts of purchases and sales of long-term U.S. government securities during the six months ended December 31, 2000, were:

FUND                                                PURCHASES      SALES
----------------------------------------------------------------------------
Total Return Bond Fund Short Duration..........  $104,438,251   $103,986,749
Government Bond Fund...........................   372,528,972    304,049,690


b. At December 31, 2000, aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value were as follows:

------------------------------------------------------------------------------------------------------------------------------
                                                      Tax Basis      Tax Basis       Net Tax Basis Unrealized      Cost for
                                                      Unrealized     Unrealized            Appreciation/         Federal Tax
Fund                                                 Appreciation   Depreciation          (Depreciation)           Purposes
------------------------------------------------------------------------------------------------------------------------------
U.S. Select 20 Portfolio........................   $   259,364        $   200,778          $    58,586            $  2,516,845
Growth Fund ....................................    76,543,031         45,111,751           31,431,280             298,381,717
Mid Cap 20 Portfolio............................        63,338            128,661              (65,323)              2,817,263
U.S. Emerging Growth Fund.......................    78,874,648          9,393,321           69,481,327             127,767,783
Small Cap Fund .................................    19,710,640          9,605,443           10,105,197              86,278,670
Balanced Fund ..................................        33,202          6,427,328           (6,394,126)             60,579,789
International Growth Fund.......................     8,457,474          7,192,606            1,264,868              92,323,081
International 20 Portfolio......................        26,001             58,987              (32,986)                462,219
Global Opportunities Fund.......................     7,529,182          5,394,624            2,134,558              61,761,744
Global 20 Portfolio.............................     8,616,427          7,376,467            1,239,960              76,138,085
Global Long-Short Fund..........................    47,498,331         28,885,998           18,612,333             166,964,910
Global Communications Fund......................    17,329,558         57,526,244          (40,196,686)            314,812,409
Emerging Markets Fund...........................    15,472,139         36,061,286          (20,589,147)            209,828,103
Emerging Markets 20 Portfolio...................       497,168            364,215              132,953               6,203,414
Emerging Asia Fund..............................     3,411,309          5,241,269           (1,829,960)             16,910,887
Total Return Bond Fund..........................       548,951             42,111              506,840              31,835,899
Short Duration Government Bond Fund.............     1,722,545            352,066            1,370,479             223,506,601
California Tax-Free Intermediate Bond Fund......       949,613              1,239              948,374              27,603,261


c. Information regarding transactions under dollar roll transactions was as follows:

                                                                                                          Average
                                         Maximum      Principal        Average            Average           Debt
                                          Amount        Amount          Amount            Shares          per Share
                                       Outstanding   Outstanding     Outstanding        Outstanding      Outstanding    Fee
                                          During        as of           During            During           During      Income
Fund                                    the Period     12/31/00       the Period        the Period        the Period   Earned
------------------------------------------------------------------------------------------------------------------------------
Total Return Bond Fund...............  $10,714,124    $8,600,000      $7,604,912         $2,517,200          $3.02     $36,815
Short Duration Government Bond Fund..   34,371,876           --       16,240,367         18,807,349           1.84      83,462

The average amount outstanding during the year was calculated by totaling borrowings at the end of each day and dividing the sum by the number of days in the six months ended December 31, 2000.

                                                          THE MONTGOMERY FUNDS
                                                                  NOTES
                                                        to Financial Statements
                                                               (Unaudited)


d. Information regarding reverse repurchase agreements was as follows:

                                                                                             Average
                                           Maximum        Average         Average             Debt
                                            Amount         Amount          Shares           per Share
                                         Outstanding    Outstanding     Outstanding        Outstanding   Average
                                            During        During           During            During      Interest   Interest
Fund                                     the Period     the Period       the Period        the Period      Rate      Expense
------------------------------------------------------------------------------------------------------------------------------
Short Duration Government Bond Fund.. $141,256,800   $16,663,139     $18,807,349             $0.89       6.91%       $1,105,183


The average amount outstanding during the year was calculated by totaling borrowings at the end of each day and dividing the sum by the number of days in the six months ended December 31, 2000. There were no reverse repurchase agreements outstanding at December 31, 2000.

e. The schedule of forward foreign-currency exchange contracts at December 31, 2000, was as follows:


                                                                                  Net Unrealized
     Foreign-Currency                                              In Exchange     Appreciation/
         Amount                        Settlement Date               for ($US)      (Depreciation)
-----------------------------------------------------------------------------------------------
INTERNATIONAL GROWTH FUND:
Forward Foreign-Currency Exchange Contracts to Receive
    404,869     British Pound             01/02/01                $  270,906          $  3,332
    10,821      European Union Euro       01/02/01                    11,525               126
    329,558     Danish Krone              01/03/01                 2,618,568             2,955
    740,335     European Union Euro       01/03/01                   788,516             5,832
                                                                  ----------          --------
                Total                                             $3,689,515          $ 12,245
                                                                  ==========          ========


Forward Foreign-Currency Exchange Contracts to Deliver
       102,604  European Union Euro       01/02/01                $   96,334          $ (1,221)
       190,313  European Union Euro       01/03/01                   178,684              (532)
    60,747,238  British Pound             01/05/01                   531,404            (1,403)
                                                                  ----------          --------
                Total                                             $  806,422          $ (3,156)
                                                                  ==========          ========
                Net Unrealized Appreciation                                           $  9,089
                                                                                      ========

INTERNATIONAL 20 PORTFOLIO:
Forward Foreign-Currency Exchange Contracts to Deliver
         5,190  European Union Euro       01/03/01                $    4,873          $    (15)

GLOBAL OPPORTUNITIES FUND:
Forward Foreign-Currency Exchange Contracts to Receive
       267,181  British Pound             01/02/01                $  178,776          $  2,199

GLOBAL LONG-SHORT FUND:
Forward Foreign-Currency Exchange Contracts to Deliver
       683,977  British Pound             01/02/01                $  223,532          $     20
     1,743,481  Hong Kong Dollar          01/02/01                 1,022,204           (18,126)
                                                                  ----------          --------
                Total                                             $1,245,736          $(18,106)
                                                                  ==========          ========

  THE MONTGOMERY FUNDS
          NOTES
to Financial Statements
       (Unaudited)


                                                                                  Net Unrealized
     Foreign-Currency                                              In Exchange     Appreciation/
         Amount                        Settlement Date               for ($US)    (Depreciation)
-----------------------------------------------------------------------------------------------
GLOBAL COMMUNICATIONS FUND:
Forward Foreign-Currency Exchange Contracts to Receive
       508,742  European Union Euro       01/02/01                $   541,851          $ 6,820
       644,867  Japenese Yen              01/05/01                 73,805,059              913
                                                                  -----------          -------
                Total                                             $74,346,910          $ 7,733
                                                                  ===========          =======

Forward Foreign-Currency Exchange Contracts to Deliver
       541,851  European Union Euro       01/02/01                $   508,742          $(6,593)
                                                                  -----------          -------
                Net Unrealized Appreciation                                            $ 1,140
                                                                                       =======

EMERGING MARKETS FUND:
Forward Foreign-Currency Exchange Contracts to Receive
       357,207  South African Rand        01/02/01                $    47,206          $   (96)


f. Under an agreement with Chase Manhattan Bank, each Fund has the ability to lend securities to approved brokers, dealers and other financial institutions. Loans of portfolio securities are collateralized by cash. The cash collateral received is invested in short-term securities at the discretion of the custodian. A portion of the income generated by the investments of the collateral, net of any rebates paid by Chase to borrowers, is remitted to Chase, as lending agent, and the remainder is paid to the Fund. Generally, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There would be a potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral. The Fund bears the risk in the event that investment collateral is not sufficient to meet obligations due on the loans.

At December 31, 2000, the Funds had no securities on loans. Income earned from securities lending transactions is included in securities lending income on the Statement of Operations.

g. Under an unsecured Revolving Credit Agreement with Deutsche Bank, New York, each of the Funds of The Montgomery Funds and The Montgomery Funds II, except the Global Long-Short Fund, may, for one year starting August 13, 1999 and ending on November 7, 2000, borrow (consistent with applicable law and its investment policies) up to one-third of its net asset value (or such lower limit applicable to such Fund), provided the aggregate funds borrowed do not exceed $175,000,000. The Funds pay their pro rata shares of the quarterly commitment fee of 0.08% per annum of the unutilized credit line balance. For the one year starting November 8, 2000, the fund entered into a new unsecured Revolving Credit Agreement with Bank of America, N.A., specifying aggregate funds borrowed not to exceed $150,000,000 and a commitment fee of 0.10% per annum. For the six months ended December 31, 2000, borrowings by the Funds under the agreement were as follows:


                           Amount Outstanding  Average Amount     Maximum          Average      Average     Average Debt
Fund                           at 12/31/00      Outstanding  Debt Outstanding  Interest Rate     Shares      per Share
------------------------------------------------------------------------------------------------------------------------
U.S. Emerging Growth Fund....     $ --           $   78,142      $ 8,700,000         6.99%      8,933,825        $0.01
Small Cap Fund...............       --               44,809        5,000,000         7.24       6,084,549         0.01
International Growth Fund....       --            3,235,519       38,100,000         6.98       6,881,811         0.47
International 20 Portfolio...       --               20,765        1,800,000         7.02         118,901         0.17
Global Opportunities Fund....       --              729,508       15,000,000         6.98       3,786,135         0.19
Global 20 Portfolio..........       --                5,464        1,000,000         6.95       4,853,314         0.00
Emerging Markets Fund........       --            2,292,896       28,500,000         6.96      22,219,568         0.10

Under a Credit Agreement dated August 28, 1999, as amended, the Global Long-Short Fund may borrow cash of up to one-third of its total net asset value from Bank of America NT&SA. This Fund makes quarterly payments of a 0.12% annual commitment fee of the unutilized credit line balance. For the six months ended December 31, 2000, the Global Long-Short Fund incurred $1,212,804 of interest expense.

For the six months ended December 31, 2000, borrowings by the Global Long-Short Fund under the Credit Agreement were as follows:


                           Amount Outstanding  Average Amount       Maximum          Average      Average     Average Debt
Fund                           at 12/31/00      Outstanding    Debt Outstanding  Interest Rate     Shares      per Share
------------------------------------------------------------------------------------------------------------------------
Global Long-Short Fund....... $5,400,000        $12,814,754       $69,000,000        7.25%        11,390,885     $1.13

The average amount outstanding during the year was calculated by totaling borrowings at the end of each day and dividing the sum by the number of days in the six months ended December 31, 2000.

                                                          THE MONTGOMERY FUNDS
                                                                  NOTES
                                                        to Financial Statements
                                                               (Unaudited)

5. FOREIGN SECURITIES:

Certain Funds may purchase securities on foreign security exchanges. Securities of foreign companies and foreign governments involve risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include, among others, revaluation of currencies, less-reliable information about issuers, different securities transactions clearance and settlement practices, and potential future adverse political and economic developments. These risks are heightened for investments in emerging markets countries. Moreover, securities of many foreign companies and governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

6. TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST:

The Trusts have authorized an unlimited number of shares of beneficial interest which have a par value of $0.01. Because the Government Money Market Fund, the California Tax-Free Money Fund and the Federal Tax-Free Money Fund are money market funds, and money market funds sell shares, issue shares for reinvestment of dividends and redeem shares normally at a constant net asset value of $1 per share, the numbers of shares represented by such sales, reinvestments and redemptions are the same as the dollar amounts shown for such transactions.

Effective June 30, 2000, the Growth Fund, U.S. Emerging Growth Fund, Small Cap Fund, Balanced Fund, Global Opportunities Fund, Global 20 Portfolio, Global Long-Short Fund, Global Communications Fund, Emerging Markets Fund, Emerging Markets 20 Portfolio and Emerging Asia Fund will each deduct a redemption fee of 2% from the net proceeds of shares redeemed (or exchanges) within three months after purchase. The fee is intended to compensate each Fund for the increased expenses to longer-term shareholders and the disruptive effect on that Fund's portfolio caused by short-term investments and is included in additional paid-in capital on the Statement of Assets and Liabilities.



                                                                                    GLOBAL LONG-SHORT FUND

                                                                   SIX MONTHS ENDED 12/31/00           YEAR ENDED 6/30/00
R SHARES:                                                           SHARES         DOLLARS             SHARES      DOLLARS
----------------------------------------------------------------------------------------------------------------------------
Sold                                                                805,170    $  20,714,993        7,426,035  $ 205,790,074
Issued as reinvestment of dividends                               3,812,434       64,277,641          859,683     23,821,807
Redeemed                                                         (6,460,208)    (161,560,126)      (7,333,613)  (212,171,350)
----------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease)                                          (1,842,604)   $ (76,567,492)         952,105  $  17,440,531
----------------------------------------------------------------------------------------------------------------------------

B SHARES:
----------------------------------------------------------------------------------------------------------------------------

Sold                                                                274,761      $ 4,462,280           51,660    $ 1,432,102
Issued as reinvestment of dividends                                  24,075          387,364            3,689        100,078
Redeemed                                                           (159,899)     $(4,222,614)        (243,789)    (6,483,279)
----------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease)                                             138,937      $   627,030         (188,440)   $(4,951,099)
----------------------------------------------------------------------------------------------------------------------------

C SHARES:
----------------------------------------------------------------------------------------------------------------------------
Sold                                                                139,018      $ 1,994,724           25,837    $   655,803
Issued as reinvestment of dividends                                   7,663          108,730              876         22,011
Redeemed                                                            (96,639)      (2,456,248)         (68,785)    (1,801,773)
----------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease)                                              50,042      $  (352,794)         (42,072)   $(1,123,959)
----------------------------------------------------------------------------------------------------------------------------


                                                                                  U.S. SELECT 20 PORTFOLIO

                                                                    SIX MONTHS ENDED 12/31/00      PERIOD ENDED 6/30/00
R SHARES:                                                            SHARES         DOLLARS        SHARES       DOLLARS
----------------------------------------------------------------------------------------------------------------------------
Sold                                                                232,965      $ 2,673,748          336,575    $ 3,688,869
Issued as reinvestment of dividends
                                                                     12,439          123,392              --           --
Redeemed                                                           (256,284)      (2,724,483)         (46,321)      (520,424)
----------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease)                                             (10,880)     $    72,657          290,254    $ 3,168,445
----------------------------------------------------------------------------------------------------------------------------

                                                                         MID CAP 20
                                                                         PORTFOLIO

                                                                   SIX MONTHS ENDED 12/31/00
R SHARES:                                                          SHARES        DOLLARS
------------------------------------------------------------------------------------------------
Sold                                                                351,770      $ 3,513,059
Issued as reinvestment of dividends                                     742            7,012
Redeemed                                                            (51,244)        (442,817)
------------------------------------------------------------------------------------------------
Net increase/(decrease)                                             301,268      $3,077,254
------------------------------------------------------------------------------------------------

                                                                            139

THE MONTGOMERY FUNDS
       NOTES
to Financial Statements
   (Unaudited)

TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST


                                                                                        GROWTH FUND

                                                                   SIX MONTHS ENDED 12/31/00        YEAR ENDED 6/30/00
R SHARES:                                                           SHARES         DOLLARS         SHARES       DOLLARS
--------------------------------------------------------------------------------------------------------------------------------
Sold                                                              1,694,358    $  35,701,752       14,003,652   $  305,532,629
Issued as reinvestment of dividends                               2,466,721       43,340,289        3,704,085       74,415,078
Redeemed                                                         (4,298,557)     (89,345,423)     (25,584,599)    (553,484,206)
--------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease)                                            (137,478)   $ (10,303,382)      (7,876,862)  $ (173,536,499)
--------------------------------------------------------------------------------------------------------------------------------

P SHARES:
--------------------------------------------------------------------------------------------------------------------------------
Sold                                                                 69,839    $   1,491,718        1,304,933   $   28,008,428
Issued as reinvestment of dividends                                     989           17,493            1,010           20,496
Redeemed                                                           (140,435)      (3,011,154)      (1,237,764)     (26,553,673)
--------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease)                                             (69,607)   $  (1,501,943)          68,179   $    1,475,251
--------------------------------------------------------------------------------------------------------------------------------


                                                                                 U.S. EMERGING GROWTH FUND

                                                                   SIX MONTHS ENDED 12/31/00        YEAR ENDED 6/30/00
R SHARES:                                                           SHARES         DOLLARS         SHARES       DOLLARS
--------------------------------------------------------------------------------------------------------------------------------
Sold                                                                666,546    $  16,480,547        5,766,884    $ 126,300,729
Issued as reinvestment of dividends                               3,969,558       67,006,137        1,667,736       32,837,733
Redeemed                                                         (1,787,916)     (43,510,404)     (17,697,064)    (367,106,716)
--------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease)                                           2,848,188    $  39,976,280      (10,262,444)   $(207,968,254)
--------------------------------------------------------------------------------------------------------------------------------



                                                                                 INTERNATIONAL GROWTH FUND

                                                                   SIX MONTHS ENDED 12/31/00        YEAR ENDED 6/30/00
R SHARES:                                                           SHARES         DOLLARS         SHARES       DOLLARS
--------------------------------------------------------------------------------------------------------------------------------
Sold                                                                484,141    $   9,218,263       30,551,675    $ 663,070,403
Issued in exchange for shares of Montgomery International
 Small Cap Fund                                                          --               --        1,265,707       27,748,104
Issued as reinvestment of dividends                                 571,633        8,928,907          183,389        4,045,551
Redeemed                                                         (4,659,288)     (88,918,723)     (34,990,975)    (770,997,386)
--------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease)                                          (3,603,514)   $ (70,771,553)      (2,990,204)   $ (76,133,328)
--------------------------------------------------------------------------------------------------------------------------------


P SHARES:
--------------------------------------------------------------------------------------------------------------------------------
Sold                                                                133,226    $   2,358,087        3,156,566     $ 71,473,123
Issued in exchange for shares of Montgomery International Small          --               --              136            2,965
   Cap Fund
Issued as reinvestment of dividends                                     662           10,348              175            3,861
Redeemed                                                           (124,597)      (2,341,135)      (2,826,438)     (64,720,194)
--------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease)                                               9,291    $      27,300          330,439     $  6,759,755
--------------------------------------------------------------------------------------------------------------------------------



                                                                                 GLOBAL OPPORTUNITIES FUND

                                                                   SIX MONTHS ENDED 12/31/00        YEAR ENDED 6/30/00
R SHARES:                                                           SHARES         DOLLARS         SHARES       DOLLARS
--------------------------------------------------------------------------------------------------------------------------------
Sold                                                              2,123,892    $  44,945,268       10,248,923    $ 235,157,152
Issued as reinvestment of dividends                                 260,417        4,299,475          221,318        5,083,663
Redeemed                                                         (2,380,376)     (50,037,785)      (9,500,934)    (219,220,913)
--------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease)                                               3,933    $    (793,042)         969,307    $  21,019,902
--------------------------------------------------------------------------------------------------------------------------------


                                                          THE MONTGOMERY FUNDS
                                                                  NOTES
                                                        to Financial Statements
                                                               (Unaudited)



                                                                                     SMALL CAP FUND

                                                                  SIX MONTHS ENDED 12/31/00        YEAR ENDED 6/30/00
R SHARES:                                                          SHARES         DOLLARS         SHARES        DOLLARS
---------------------------------------------------------------------------------------------------------------------------------
Sold                                                                190,573      $ 3,423,369        2,881,534    $  60,948,220
Issued as reinvestment of dividends                               2,006,410       24,859,419              109            2,279
Redeemed                                                           (507,495)      (8,881,939)      (5,095,176)    (107,780,765)
---------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease)                                           1,689,488      $19,400,849       (2,213,533)   $ (46,830,266)
---------------------------------------------------------------------------------------------------------------------------------

P SHARES:
---------------------------------------------------------------------------------------------------------------------------------
Sold                                                                 96,880      $ 1,939,732          454,868      $ 9,259,550
Issued as reinvestment of dividends                                 601,414        7,265,080               23              471
Redeemed                                                           (310,819)      (4,604,677)        (437,231)      (8,247,102)
---------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease)                                             387,475      $ 4,600,135           17,660      $ 1,012,919
---------------------------------------------------------------------------------------------------------------------------------


                                                                                       BALANCED FUND

                                                                   SIX MONTHS ENDED 12/31/00        YEAR ENDED 6/30/00
R SHARES:                                                          SHARES        DOLLARS         SHARES        DOLLARS
--------------------------------------------------------------------------------------------------------------------------------
Sold                                                                 47,285      $   765,937          848,970     $ 14,033,052
Issued as reinvestment of dividends                                 441,882        6,169,892          262,775        4,193,173
Redeemed                                                           (558,430)      (8,970,455)      (2,155,169)      34,752,120
--------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease)                                             (69,263)     $(2,034,626)      (1,043,424)    $(16,525,895)
--------------------------------------------------------------------------------------------------------------------------------

P SHARES:
--------------------------------------------------------------------------------------------------------------------------------
Sold                                                                 17,509        $ 281,242          175,299       $2,931,313
Issued as reinvestment of dividends                                  23,564          328,662            3,622           57,954
Redeemed                                                            (16,061)        (258,595)          (7,051)        (116,434)
--------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease)                                              25,012        $ 351,309          171,870       $2,872,833
--------------------------------------------------------------------------------------------------------------------------------




                                                                               EMERGING MARKETS 20 PORTFOLIO

                                                                  SIX MONTHS ENDED 12/31/00       PERIOD ENDED 6/30/00
R SHARES:                                                           SHARES         DOLLARS       SHARES        DOLLARS
--------------------------------------------------------------------------------------------------------------------------------
Sold                                                                187,340      $ 2,936,758          217,215      $ 3,655,713
Issued as reinvestment of dividends                                   1,088           15,534            1,259           20,159
Redeemed                                                            (73,018)      (1,112,377)        (127,280)      (1,885,081)
--------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease)                                             115,410      $ 1,839,915           91,194      $ 1,790,791
--------------------------------------------------------------------------------------------------------------------------------



                                                                                 INTERNATIONAL 20 PORTFOLIO

                                                                   SIX MONTHS ENDED 12/31/00       PERIOD ENDED 6/30/00
R SHARES:                                                          SHARES         DOLLARS         SHARES        DOLLARS
---------------------------------------------------------------------------------------------------------------------------------
Sold                                                                  2,325      $    20,187          269,598       $2,906,363
Issued as reinvestment of dividends                                     --               --               --               --
Redeemed                                                           (176,880)      (1,676,187)         (43,485)        (428,392)
---------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease)                                            (174,555)     $(1,656,000)         226,113       $2,477,971
---------------------------------------------------------------------------------------------------------------------------------




                                                                                     GLOBAL 20 PORTFOLIO

                                                                   SIX MONTHS ENDED 12/31/00         YEAR ENDED 6/30/00
R SHARES:                                                           SHARES         DOLLARS         SHARES         DOLLARS
--------------------------------------------------------------------------------------------------------------------------------
Sold                                                                316,073     $  6,609,860        3,964,823    $  91,767,662
Issued in exchange for shares of Montgomery International
 Small Cap Fund                                                         --               --               --               --
Issued as reinvestment of dividends                               1,180,505       17,011,080          686,490       15,294,998
Redeemed                                                         (1,099,015)     (21,892,440)      (5,738,075)    (132,841,369)
--------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease)                                             397,563     $  1,728,500       (1,086,762)   $ (25,778,709)


P SHARES:
--------------------------------------------------------------------------------------------------------------------------------
Sold                                                                     16           $  303          320,225      $ 7,338,250
Issued in exchange for shares of Montgomery International Small
   Cap Fund                                                             --               --               --               --
Issued as reinvestment of dividends                                     259            3,631              167            3,647
Redeemed                                                                --               --          (322,023)      (7,432,326)
--------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease)                                                 275           $3,934           (1,631)     $   (90,429)
--------------------------------------------------------------------------------------------------------------------------------



                                                                                   EMERGING MARKETS FUND

                                                                   SIX MONTHS ENDED 12/31/00       YEAR ENDED 6/30/00
R SHARES:                                                           SHARES        DOLLARS         SHARES        DOLLARS
--------------------------------------------------------------------------------------------------------------------------------
Sold                                                              3,841,384     $ 41,879,594       51,074,497    $ 598,964,106
Issued in exchange for shares of Montgomery International
 Small Cap Fund                                                        --               --             --                --
Issued as reinvestment of dividends                                    --               --             --                --
Redeemed                                                         (7,593,670)     (82,253,474)    (60,616,996)     (713,842,379)
--------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease)                                          (3,752,286)    $(40,373,880)     (9,542,499)    $(114,878,273)
--------------------------------------------------------------------------------------------------------------------------------

P SHARES:
--------------------------------------------------------------------------------------------------------------------------------
Sold                                                                720,170     $  8,318,721       11,830,121    $ 140,438,637
Issued in exchange for shares of Montgomery International Small
   Cap Fund                                                            --              --               --              --
Issued as reinvestment of dividends                                    --              --               --              --
Redeemed                                                         (1,246,702)     (14,545,372)     (11,327,916)    (135,575,744)
--------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease)                                            (526,532)    $ (6,226,651)         502,205    $   4,862,893




                                                                                 GLOBAL COMMUNICATIONS FUND

                                                                  SIX MONTHS ENDED 12/31/00         YEAR ENDED 6/30/00
R SHARES:                                                          SHARES         DOLLARS         SHARES         DOLLARS
--------------------------------------------------------------------------------------------------------------------------------
Sold                                                              1,767,022    $  55,990,461       20,586,299    $ 732,677,750
Issued as reinvestment of dividends                               4,126,865       77,873,939        2,436,866       82,219,864
Redeemed                                                         (4,577,081)    (129,583,167)     (21,706,433)    (768,148,169)
--------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease)                                           1,316,806    $   4,281,233        1,316,732    $  46,749,445
--------------------------------------------------------------------------------------------------------------------------------



                                                                                     EMERGING ASIA FUND

                                                                  SIX MONTHS ENDED 12/31/00       YEAR ENDED 6/30/00
R SHARES:                                                          SHARES        DOLLARS         SHARES        DOLLARS
--------------------------------------------------------------------------------------------------------------------------------
Sold                                                                280,914      $ 2,425,588        2,498,798     $ 28,588,188
Issued as reinvestment of dividends                                     --               --           192,844        2,132,855
Redeemed                                                           (869,901)      (7,754,474)      (5,403,267)     (59,908,722)
--------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease)                                            (588,987)     $(5,328,886)     (2,711,625)     $(29,187,679)
--------------------------------------------------------------------------------------------------------------------------------

                                                                            141

THE MONTGOMERY FUNDS
       NOTES
to Financial Statements
   (Unaudited)



TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST


                                                                                   TOTAL RETURN BOND FUND

                                                                    SIX MONTHS ENDED 12/31/00       YEAR ENDED 6/30/00
R SHARES:                                                            SHARES         DOLLARS        SHARES       DOLLARS
--------------------------------------------------------------------------------------------------------------------------------
Sold                                                                438,402      $ 5,038,493          448,134     $  4,974,812
Issued as reinvestment of dividends                                  78,619          906,568          234,682        2,676,890
Redeemed                                                           (633,189)      (7,287,352)      (1,501,387)     (16,990,138)
--------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease)                                            (116,168)     $(1,342,291)        (818,571)    $ (9,338,436)
--------------------------------------------------------------------------------------------------------------------------------



                                                                            SHORT DURATION GOVERNMENT BOND FUND

                                                                  SIX MONTHS ENDED 12/31/00         YEAR ENDED 6/30/00
R SHARES:                                                           SHARES        DOLLARS         SHARES        DOLLARS
--------------------------------------------------------------------------------------------------------------------------------
Sold                                                              4,610,212     $ 45,968,326       18,561,253    $ 184,566,653
Issued as reinvestment of dividends                                 510,330        5,096,615          936,813        9,303,853
Redeemed                                                         (2,766,024)     (27,578,094)     (17,508,875)    (174,025,703)
--------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease)                                           2,354,518     $ 23,486,847        1,989,191    $  19,844,803
--------------------------------------------------------------------------------------------------------------------------------

P SHARES:
--------------------------------------------------------------------------------------------------------------------------------
Sold                                                                158,529      $ 1,577,841          274,982      $ 2,712,071
Issued as reinvestment of dividends                                     114            1,118            3,763           37,715
Redeemed                                                           (171,698)      (1,709,814)        (252,958)      (2,492,766)
--------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease)                                             (13,055)     $  (130,855)          25,787      $   257,020
--------------------------------------------------------------------------------------------------------------------------------





                                                                        CALIFORNIA TAX-FREE INTERMEDIATE BOND FUND

                                                                   SIX MONTHS ENDED 12/31/00        YEAR ENDED 6/30/00
R SHARES:                                                           SHARES         DOLLARS         SHARES       DOLLARS
--------------------------------------------------------------------------------------------------------------------------------
Sold                                                                338,615      $ 4,344,449          413,988     $  5,170,700
Issued as reinvestment of dividends                                  41,179          529,098          116,853        1,467,569
Redeemed                                                           (326,502)      (4,197,683)      (1,597,742)     (19,997,148)
--------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease)                                              53,292      $   675,864       (1,066,901)    $(13,358,879)
--------------------------------------------------------------------------------------------------------------------------------






                                                                                GOVERNMENT MONEY MARKET FUND

                                                                    SIX MONTHS ENDED 12/31/00        YEAR ENDED 6/30/00
R SHARES:                                                              SHARES AND DOLLARS            SHARES AND DOLLARS
-----------------------------------------------------------------------------------------------------------------------------
Sold                                                                 $ 837,896,793                    $ 1,884,333,694
Issued as reinvestment of dividends                                     34,005,907                         32,733,944
Redeemed                                                              (677,512,390)                    (1,697,866,337)
-----------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease)                                              $ 194,390,310                    $   219,201,301
-----------------------------------------------------------------------------------------------------------------------------

P SHARES:
-----------------------------------------------------------------------------------------------------------------------------
Sold                                                                  $ 15,926,655                      $ 244,957,597
Issued as reinvestment of dividends                                         16,398                             50,302
Redeemed                                                               (24,595,567)                      (236,356,286)
-----------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease)                                               $ (8,652,514)                     $   8,651,613
-----------------------------------------------------------------------------------------------------------------------------





                                                                               CALIFORNIA TAX-FREE MONEY FUND

                                                                    SIX MONTHS ENDED 12/31/00        YEAR ENDED 6/30/99
R SHARES:                                                              SHARES AND DOLLARS            SHARES AND DOLLARS
-----------------------------------------------------------------------------------------------------------------------------
Sold                                                                 $ 513,614,321                      $ 862,563,593
Issued as reinvestment of dividends                                      7,649,209                          8,745,120
Redeemed                                                              (510,312,985)                      (785,384,524)
-----------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease)                                              $  10,950,545                      $  85,924,189
-----------------------------------------------------------------------------------------------------------------------------


                                                                                FEDERAL TAX-FREE MONEY FUND

                                                                    SIX MONTHS ENDED 12/31/00        YEAR ENDED 6/30/00
R SHARES:                                                              SHARES AND DOLLARS            SHARES AND DOLLARS
-----------------------------------------------------------------------------------------------------------------------------
Sold                                                                 $ 205,791,423                      $ 756,884,288
Issued as reinvestment of dividends                                      2,982,231                          4,328,017
Redeemed                                                              (233,194,345)                      (729,697,619)
-----------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease)                                              $ (24,420,691)                     $  31,514,686
-----------------------------------------------------------------------------------------------------------------------------


                                                          THE MONTGOMERY FUNDS
                                                                  NOTES
                                                        to Financial Statements
                                                               (Unaudited)



7. CAPITAL LOSS CARRYFORWARDS:

At June 30, 2000, the following Funds had available for federal tax purposes unused capital losses as follows:


Fund                                  Expiring in 2004     Expiring in 2006    Expiring in 2007     Expiring in 2008
----------------------------------------------------------------------------------------------------------------------------
Emerging Markets Fund..............        --             $83,822,425          $199,540,290         $22,330,736
Emerging Markets 20 Portfolio......        --                 676,866               381,957                 --
Emerging Asia Fund ................        --               2,085,531             7,682,883                 --
Total Return Bond Fund.............        --                     --                   --              484,122
Short Duration Government
   Bond Fund ......................        --                     --                   --            1,280,617
California Tax-Free Intermediate
   Bond Fund ......................        --                     --                   --               51,827
California Tax-Free Money Fund.....     $6,712                     23                  --                2,649
Federal Tax-Free Money Fund                --                     873                   45              20,320


The following Funds utilized capital loss carryforward during the year:

Fund                                              Amount
-----------------------------------------------------------
Small Cap Fund....................              $6,876,862
Emerging Markets 20 Portfolio.....                 473,898
Emerging Asia Fund ...............               2,220,279


Under current tax law, net capital and currency losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year ending June 30, 2001. The following Funds elected to defer losses occurring between November 1, 1999, and June 30, 2000, under these rules as follows:

Fund                                              Amount
-----------------------------------------------------------
Emerging Markets 20 Portfolio.................   $   11,809
Emerging Asia Fund............................       42,044
Total Return Bond Fund........................      504,544
Short Duration Government Bond Fund...........    1,226,722
California Tax-Free Intermediate Bond Fund....      255,276
California Tax-Free Money Fund................       12,558
Federal Tax Free Money Fund...................          906



8. REORGANIZATION:

On October 31, 2000, the Montgomery Balanced fund, as listed below ("Acquiring Fund"), acquired the assets and liabilities of the Montgomery Equity Income Fund, as listed below ("Acquired Fund"). A tax-free reorganization was effected whereby Montgomery Equity Income Fund made a distribution-in-kind of the assets of the Fund to the sole shareholder, Montgomery Balanced Fund pursuant to a plan of reorganization approved by the Board of Trustees and shareholders of the Acquired Fund. Net assets as of the reorganization date were as follows:


                                                                                     Total Net Assets of
                                      Total Net Assets of   Total Net Assets of      Acquiring Fund After         Acquired Fund
Acquiring Fund       Acquired Fund      Acquired Fund        Acquiring Fund              Acquisition        Unrealized Depreciation
----------------------------------------------------------------------------------------------------------------------------------
Balanced Fund     Equity Income Fund      $7,897,411           $58,215,066              $58,215,066                $(5,678)


This report and the financial statements contained herein are provided for the general information of the shareholders of The Montgomery Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the Federal Deposit Insurance Corporation (FDIC) or any other agency and are subject to investment risk, including the possible loss of principal. Neither The Montgomery Funds nor Montgomery Asset Management is a bank.

For more information on any Montgomery Fund, including charges and expenses, visit our Web site at www.montgomeryfunds.com or call (800) 572-FUND [3863] for a free prospectus. Please read it carefully before you invest.

Funds Distributor, Inc. 2/01

[OWL LOGO]
INVEST WISELY.-Registered Trademark-









GUIDED BY DEEP GLOBAL PERSPECTIVE,
      Montgomery is distinguished as an innovative investment management firm. Our seasoned experts are dedicated to the goal of exceptional investment performance through disciplined growth strategies.
   By empowering investors with access to our experience and insight, we help you INVEST WISELY.-Registered Trademark-

                                                           THE MONTGOMERY FUNDS
                                                              NEW POWER FUND
                                                           Portfolio Highlights
                                                               (Unaudited)


-----------------------------------------
           PORTFOLIO MANAGEMENT
-----------------------------------------

David Whitall ......... Portfolio Manager

-----------------------------------------
             FUND PERFORMANCE
-----------------------------------------
            Total returns
     for the period ended 12/31/00

-----------------------------------------
        MONTGOMERY NEW POWER FUND

Since inception (9/29/00) ...... (14.94)%

-----------------------------------------
          MSCI UTILITIES INDEX

Since 9/29/00 ..................... 5.71%

-----------------------------------------
You can not invest directly in an index.

Past performance is no guarantee of future results.
Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost.

EDGAR REPRESENTATION OF DATA POINTS USED IN A PRINTED GRAPHIC

GROWTH OF A $10,000 INVESTMENT

Montgomery New Power Fund
Oct                 $9,915
Nov                 $7,749
Dec                 $8,063

Index (MCSI)(1)
Oct                $10,000
Nov                 $9,909
Dec                $10,669

Index (Lipper)
Oct                 $9,925
Nov                 $8,742
Dec                 $9,540

(1) The Morgan Stanley Capital International Utilities Index is a capitalization weighted index that monitors the performance of utility stocks.

 THE MONTGOMERY FUNDS
    NEW POWER FUND
Portfolio Highlights
   (Unaudited)


--------------------------------------
           TOP TEN HOLDINGS
--------------------------------------
(as a percentage of total net assets)

Dynergy, Inc...... .............  5.6%
Southern Energy, Inc............  5.3%
General Electric Company........  4.8%
Enron Corporation. .............  4.8%
Calpine Corporation.............  4.5%
Capstone Turbine Corporation ...  4.0%
Vestas Wind Systems A/S.........  3.8%
Electricidade de Portugal, S.A..  3.5%
Emerson Electric Company........  3.4%
DTE Energy Company .............  3.4%

--------------------------------------
           TOP FIVE COUNTRIES
--------------------------------------
(as a percentage of total net assets)

United States..................  70.2%
United Kingdom ................   7.3%
Denmark........................   3.8%
Portugal ......................   3.5%
Switzerland ...................   3.2%

Portfolio holdings are subject to change and should not be considered a recommendation to buy individual securities.

Investors should be aware that there are risks associated with investing in funds of this type that invest in securities of foreign countries, such as erratic market conditions, economic and political instability, and fluctuations in currency exchange rates.

                    visit www.montgomeryfunds.com
2

                                                           THE MONTGOMERY FUNDS
                                                               NEW POWER FUND
                                                                Investments


PORTFOLIO INVESTMENTS
December 31, 2000 (Unaudited)

COMMON STOCKS - 93.1%

CANADA - 2.7%
          300    Ballard Power Systems, Inc.+ (Electrical Products) .......   $    18,938
DENMARK - 3.8%
          490    Vestas Wind Systems A/S+ (Electrical Products) ...........        26,517
PORTUGAL - 3.5%
        7,300    Electricidade de Portugal, S.A.+ (Electric Utilities) ....        24,126
SPAIN - 2.4%
          700    Grupo Auxiliar Metalurgico S.A.+ (Aerospace/Defense) .....        16,825
SWITZERLAND - 3.2%
          210    ABB Ltd. (Industrial Conglomerates) ......................        22,380
UNITED KINGDOM - 7.3%
        4,600    Centrica PLC (Gas Distributors) ..........................        17,616
        5,700    Innogy Holdings PLC  (Electric Utilities) ................        15,909
        4,640    International Power PLC (Alternative Power ...............        16,868
                 Generation)
                                                                            -------------
                                                                                   50,393

UNITED STATES - 70.2%
          400    Active Power, Inc.+ (Electrical Products) ...................      8,775
          400    AES Corporation (Alternative Power Generation) ..............     22,150
          300    American Superconductor Corporation (Electrical .............      8,588
                 Products)
          400    Artesyn Technologies, Inc.+ (Electronic Components) .........      6,450
          300    AstroPower, Inc.+ (Electrical Products) .....................      9,422
          700    Calpine Corporation+ (Alternative Power Generation) .........     31,544
          800    Caminus Corporation+ (Package Software) .....................     18,650
        1,000    Capstone Turbine Corporation+ (Electrical Products) .........     28,062
          600    DTE Energy Company (Electric Utilities) .....................     23,362
          700    Dynergy, Inc. (Electric Utilities) ..........................     39,244
          300    El Paso Energy Corporation (Oil & Gas Pipelines) ............     21,487
          300    Emerson Electric Company (Electrical Products) ..............     23,644
          400    Enron Corporation (Oil & Gas Pipelines) .....................     33,250



UNITED STATES - CONTINUED
        1,300    Evergreen Solar, Inc.+ (Electrical Products) ............. $       8,694
          300    FPL Group, Inc. (Electric Utilities) .....................        21,525
          200    FuelCell Energy, Inc.+ (Aerospace/Defense) ...............        13,706
          700    General Electric Company (Industrial Conglomerates) ......        33,556
          400    International Rectifier Corporation+ (Semiconductors) ....        12,000
        1,700    Itron, Inc.+ (Electronic Equipment/Instruments) ..........         6,056
        1,500    Proton Energy Systems, Inc.+ (Electrical Products) .......        15,797
        1,300    Southern Energy, Inc.+ (Electric Utilities) ..............        36,806
        1,800    TNPC, Inc.+ (Gas Distributors) ...........................        17,663
          400    TXU Corporation (Electric Utilities) .....................        17,725
          200    United Technologies Corporation (Aerospace/Defense) ......        15,725
          500    UtiliCorp United, Inc. (Electric Utilities) ..............        15,500
                                                                           --------------
                                                                                  489,381
TOTAL COMMON STOCKS
(Cost $724,656) ........................................................          648,560
                                                                           --------------
TOTAL INVESTMENTS - 93.1%
(Cost $724,656*) .......................................................          648,560
OTHER ASSETS AND LIABILITIES - 6.9%
(Net) ..................................................................           48,379
                                                                           --------------
NET ASSETS - 100.0% ....................................................   $      696,939
                                                                          ===============

* Aggregate cost for federal tax purposes is substantially the same.

+ Non-income-producing security.

                                                                             3

  The accompanying notes are an integral part of these financial statements.

  THE MONTGOMERY FUNDS
     STATEMENTS OF
ASSETS AND LIABILITIES
  December 31, 2000
     (Unaudited)

ASSETS:                                                                                 NEW POWER
                                                                                           FUND
--------------------------------------------------------------------------------------------------
Investments in securities, at value (note 1)
      Securities ..................................................................      $648,560
Total Investments                                                                         648,560
Receivables:
      Investment securities sold ..................................................       499,159
      Expenses absorbed by Manager ................................................        10,282
      Dividends ...................................................................         1,688
                                                                                        ---------
Total Assets                                                                            1,159,689
                                                                                        ---------

LIABILITIES:
--------------------------------------------------------------------------------------------------
Forward foreign-currency exchange contracts:
      Net unrealized depreciation of forward foreign-currency
          exchange contracts (note 4) .............................................           917
Payables:
      Cash overdrafts payable to custodian ........................................       451,714
      Management fees (note 2) ....................................................         4,650
      Transfer agency and servicing fees ..........................................           316
      Accounting fees .............................................................           237
      Administration fees .........................................................            77
      Trustees' fees and expenses (note 2) ........................................            20
      Other accrued liabilities and expenses ......................................         4,819
                                                                                         --------
Total Liabilities                                                                         462,750
                                                                                     -------------
Net Assets                                                                               $696,939
                                                                                    -------------
Investments at identified cost ....................................................      $724,656

NET ASSETS CONSIST OF:
--------------------------------------------------------------------------------------------------
Undistributed net investment income ...............................................        $1,723
Accumulated net realized loss on securities sold. forward foreign-currency
    exchange contracts and foreign-currency transactions ..........................      (209,143)
Net unrealized depreciation of investments, forward foreign-currency
    exchange contracts, foreign-currency transactions and other assets ............       (76,292)
Shares of beneficial interest .....................................................           828
Additional paid-in capital ........................................................       979,823
                                                                                        ---------
Net Assets                                                                               $696,939

NET ASSETS:
--------------------------------------------------------------------------------------------------
Net Assets                                                                               $696,939
Number of Fund shares outstanding .................................................        82,784
Net asset value, offering and redemption price per share outstanding ..............         $8.42
                                                                                         --------

   The accompanying notes are an integral part of these financial statements.

                                                      THE MONTGOMERY FUNDS
                                                    STATEMENTS OF OPERATIONS
                                                 Period Ended December 31, 2000
                                                         (Unaudited)

                                                                                NEW POWER
NET INVESTMENT INCOME:                                                             FUND
-----------------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest ..................................................................   $    6,364
Dividends (net of foreign withholding taxes of $40) .......................        2,129
                                                                              ----------
Total Income                                                                       8,493
                                                                              ----------
EXPENSES:
Legal and audit fees ......................................................        5,875
Registration fees .........................................................        4,339
Management fee (note 2) ...................................................        3,620
Printing fees .............................................................          532
Transfer agency and servicing fees ........................................          341
Accounting expenses .......................................................          296
Administration fee ........................................................          253
Trustees' fees (note 2) ...................................................           25
Other .....................................................................          244
                                                                              ----------
Total Expenses                                                                    15,525
Fees deferred and/or expenses absorbed by Manager (note 2) ................      (10,282)
                                                                              ----------
Net Expenses                                                                       5,243
                                                                              ----------
----------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                              3,250
                                                                              ----------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
-----------------------------------------------------------------------------------------
Net realized loss from:
      Securities transactions .............................................    (194,941)
      Foreign-currency transactions and other assets ......................      (2,034)
                                                                              ----------
Net Realized Gain/(Loss) on Investments                                        (196,975)
Net change in unrealized appreciation/(depreciation) of:
      Securities ..........................................................     (76,096)
      Forward foreign-currency exchange contracts .........................        (196)
                                                                              ----------
Net Unrealized Depreciation of Investments                                      (76,292)
                                                                              ----------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS                                (273,267)
                                                                              ----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                          $(270,017)
                                                                              ----------


                                                                              5

  The accompanying notes are an integral part of these financial statements.

 THE MONTGOMERY FUNDS
   STATEMENTS OF
CHANGES IN NET ASSETS


                                                                                            NEW POWER
                                                                                               FUND
-------------------------------------------------------------------------------------------------------
                                                                                           PERIOD ENDED
                                                                                             12/31/00
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:                                          (UNAUDITED)
-------------------------------------------------------------------------------------------------------
Net investment income ...............................................................     $     3,250
Net realized loss on securities, forward foreign-currency exchange contracts,
    foreign-currency transactions and other assets during the period ................        (196,975)
Net unrealized depreciation of securities, forward foreign-currency exchange contracts, foreign-currency transactions and other assets during
    the period ......................................................................         (76,292)
                                                                                          ------------
Net Decrease in Net Assets Resulting from Operations ................................        (270,017)

DISTRIBUTIONS TO SHAREHOLDERS:
-------------------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income ............................          (1,527)
Distributions to shareholders from net realized gains on investments ................         (12,168)
                                                                                          ------------
Total Distributions .................................................................         (13,695)

BENEFICIAL INTEREST TRANSACTIONS:
-------------------------------------------------------------------------------------------------------
Net increase from beneficial interest transactions (note 4) .........................         980,651
                                                                                          -----------
Net Increase in Net Assets ..........................................................         696,939

NET ASSETS:
-------------------------------------------------------------------------------------------------------
Beginning of Period .................................................................              --
End of Period .......................................................................     $   696,939
Undistributed Net Investment Income .................................................     $     1,723


6

  The accompanying notes are an integral part of these financial statements.

                                                           THE MONTGOMERY FUNDS
                                                           FINANCIAL HIGHLIGHTS


                                                                                               NEW POWER FUND
Selected Per-Share Data for the Period Ended:                                                    12/31/00(a)
                                                                                                 (UNAUDITED)

NET ASSET VALUE  BEGINNING OF PERIOD                                                              $10.00
-------------------------------------------------------------------------------------------------------------
Net investment income                                                                               0.03
Net realized and unrealized loss on investments                                                    (1.52)
-------------------------------------------------------------------------------------------------------------
Net decrease in net assets resulting from investment operations                                    (1.49)
-------------------------------------------------------------------------------------------------------------
Distributions
Dividends from net investment income                                                               (0.01)
Dividends from net realized gains                                                                  (0.08)
-------------------------------------------------------------------------------------------------------------
Total distributions                                                                                (0.09)
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE  END OF PERIOD                                                                     $8.42
-------------------------------------------------------------------------------------------------------------
TOTAL RETURN*                                                                                     (14.94)%
-------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------------------
Net assets, end of year (in 000s)                                                                   $697
-------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                                                0.95%+
-------------------------------------------------------------------------------------------------------------
Net investment loss before deferral of fees by Manager                                            $(0.07)
-------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                                              154%
-------------------------------------------------------------------------------------------------------------
Expense ratio including interest and tax expense                                                    1.45%+
-------------------------------------------------------------------------------------------------------------
Expense ratio before deferral of fees by Manager, including interest and tax expense                4.29%+
-------------------------------------------------------------------------------------------------------------
Expense ratio excluding interest and tax expense                                                    1.45%+
-------------------------------------------------------------------------------------------------------------

(a) The Montgomery New Power Fund commenced operations on September 29, 2000.

*   Total return represents aggregate total return for the period indicated.

+   Annualized.

  THE MONTGOMERY FUNDS
         NOTES
to Financial Statements
      (Unaudited)


The Montgomery Funds and the Montgomery Funds II (individually, the "Trust" and, collectively, the "Trusts") are registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end management investment companies. As of December 31, 2000, the Trust had 21 publicly offered series (individually, a "Fund" and, collectively, the "Funds"). The Montgomery Funds include the following: Montgomery U.S. Select 20 Portfolio, Montgomery Growth Fund, Montgomery Mid Cap 20 Portfolio, Montgomery U.S. Emerging Growth Fund, Montgomery Small Cap Fund, Montgomery International Growth Fund, Montgomery International 20 Portfolio, Montgomery Global Opportunities Fund, Montgomery Global 20 Portfolio, Montgomery Global Communications Fund, Montgomery Emerging Markets Fund, Montgomery Emerging Asia Fund, Montgomery Total Return Bond Fund, Montgomery Short Duration Government Bond Fund, Montgomery Government Money Market Fund, Montgomery California Tax-Free Intermediate Bond Fund, Montgomery California Tax-Free Money Fund, Montgomery Federal Tax-Free Money Fund and the Montgomery New Power Fund. The Montgomery Funds II include the Montgomery Balanced Fund, the Montgomery Global Long-Short Fund and the Montgomery Emerging Markets 20 Portfolio, among other series. The Montgomery New Power Fund commenced operations on September 29, 2000. Information presented in these financial statements pertains to the Montgomery New Power Fund. The financial statements for the other Funds have been presented under separate covers.

The Montgomery Funds are organized as a Massachusetts business trust and commenced operations on May 10, 1990. The Montgomery Funds II is organized as a Delaware business trust and commenced operations on September 8, 1993.

1. SIGNIFICANT ACCOUNTING POLICIES:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies.

a. PORTFOLIO VALUATION
Portfolio securities are valued using current market valuations: either the last reported sale price or, in the case of securities for which there is no reported last sale and in the case of fixed-income securities, the mean between the closing bid and ask prices.

Portfolio securities that are traded primarily on foreign securities exchanges or for which market quotations are readily available are generally valued at the last reported sale price on the respective exchanges or markets; except that when an occurrence subsequent to the time that a value was so established is likely to have changed said value, the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board of Trustees or its delegates.

Securities traded on the over-the-counter market or on the Nasdaq national market are valued at the mean between the last available bid and ask prices prior to the time of valuation.

Securities for which market quotations are not readily available (including restricted securities that are subject to limitations as to their sale) are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in accordance with methods authorized by the Trust's Board of Trustees. Short-term securities with maturities of 60 days or less are carried at amortized cost, which approximates market value.

b. FOREIGN CURRENCY
The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Funds denominated in a foreign currency are translated into U.S. dollars at the exchange rate each day. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate in effect on the date of the respective transactions.

The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign-currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized gain/(loss) and unrealized appreciation/(depreciation) from investments.

c. FORWARD FOREIGN-CURRENCY EXCHANGE CONTRACTS
The Fund typically does not hedge against movements in currency exchange rates. In certain limited circumstances, however, the Fund may engage in forward foreign-currency exchange contracts ("forward contracts") as a hedge in connection with portfolio purchases and sales of securities denominated in foreign currencies. A forward contract is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate.

Forward contracts are valued at the prevailing forward exchange rate of the underlying currencies, and unrealized gain/(loss) is recorded daily. Realized and unrealized gains and losses that represent the difference between the value of the forward contract to buy and the forward contract to sell are included in net realized and unrealized gain/(loss) from foreign-currency-related transactions.

Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

d. REPURCHASE AGREEMENTS
The Fund may engage in repurchase agreements individually or jointly through a joint repurchase account with other series of the Trust and affiliated series of another registered investment company, pursuant to a joint repurchase agreement. Under the terms of a typical repurchase agreement, the Fund takes possession of a government debt obligation as collateral. The Fund also agrees with the counterparty to allow the counterparty to repurchase, and the Fund to resell, the obligation at a specified date and price,

                                                        THE MONTGOMERY FUNDS
                                                                NOTES
                                                       to Financial Statements
                                                              (Unaudited)

thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral is at least equal at all times to the total amount of the repurchase obligation, including interest. In the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There could be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities, during the period in which the Fund seeks to assert its rights.The Funds' Manager, acting under the supervision of the Board of Trustees, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements, to evaluate potential risks. The Fund may also participate on an individual or joint basis in tri-party repurchase agreements that involve a counterparty and a custodian bank.

e. DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income of the Fund are declared and paid annually. Distributions of net realized capital gains (including net short-term capital gains) earned by the Fund are distributed at least annually unless they can be offset by capital losses. Additional distributions of net investment income and capital gains for the Fund may be made in order to avoid the application of a 4% non-deductible excise tax on certain undistributed amounts of ordinary income and capital gains. Income distributions and capital-gain distributions are determined in accordance with income-tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

f. SECURITIES TRANSACTIONS AND INVESTMENT INCOME
Securities transactions are recorded on a trade date basis (date the order to buy or sell is executed). Interest income is accrued daily and includes amortization of premium and accretion of discount on investments. Realized gain and loss from securities transactions are recorded on the specific identified cost basis. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date.

g. FEDERAL INCOME TAXES
The Fund has elected and qualified, and it is the intention of the Fund to continue to qualify, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), by complying with the provisions available to certain investment companies, as defined in applicable sections of the Code and to make distributions of taxable income to shareholders sufficient to relieve the Fund of all or substantially all federal income and excise taxes. Therefore, no federal income-tax or excise-tax provision has been provided.

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based on the current interpretation of existing tax rules and regulations in the markets in which it invests.

h. EXPENSES

General expenses of the Trust are allocated to the Fund and other series of the Trust based on relative net assets. Operating expenses directly attributable to the Fund are charged to the Fund's operations.

2. MANAGEMENT FEES AND OTHER
TRANSACTIONS WITH AFFILIATES:

a. Montgomery Asset Management, LLC, is the Fund's manager (the "Manager"). The Manager, a Delaware limited liability company, is an investment adviser registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940, as amended. The Manager is a subsidiary of Commerzbank AG.

Pursuant to the Investment Management Agreement (the "Agreement") between the Manager and the Trust with respect to the Fund, the Manager provides the Fund with advice on buying and selling securities, manages the investments of the Fund including the placement of orders for portfolio transactions, furnishes the Fund with office space and certain administrative services, and provides the personnel needed by the Trust with respect to the Manager's responsibilities under the Agreement. For the period ended December 31, 2000, the effective management fee, management fee including effect of fees reduced, effective administration fee and contractual management fee was 1.00%, 0.00%, 1.00% and 1.00%, respectively.

Under an Operating Expense Agreement with the Trust, the Manager has agreed to reduce some or all of its management fee or absorb Fund expenses if necessary to keep the Fund's annual operating expenses, exclusive of any Rule 12b-1 fees, interest, extraordinary expenses or taxes, at or below 1.45% of the average daily net assets of the Fund. Any reductions or absorptions made to the Fund by the Manager are subject to recovery within the following three years, provided the Fund is able to effect such reimbursement and remain in compliance with applicable expense limitations. The Operating Expense Agreement has a rolling 10-year term, extendable for one year at the end of each fiscal year.

For the period ended December 31, 2000, the Manager has deferred fees and/or absorbed expenses subject to recoupment totaling $10,282.

b. Certain officers and Trustees of the Trust are, with respect to the Trust's Manager and/or principal underwriter, "affiliated persons" as defined in the Investment Company Act of 1940, as amended. Each Trustee who is not an affiliated person will receive an annual retainer and quarterly meeting fee totaling $65,000 per annum, as well as reimbursement for expenses, for services as a Trustee of all Trusts advised by the Manager ($17,500 of which is allocated to The Montgomery Funds II).

  THE MONTGOMERY FUNDS
         NOTES
to Financial Statements
      (Unaudited)

3. SECURITIES TRANSACTIONS:

a. The aggregate amount of purchases and sales of long-term securities, excluding long-term U.S. government securities, for the period ended December 31, 2000, was $1,894,911 and $975,314, respectively.

b. At December 31, 2000, aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value for federal income tax purposes were $41,945 and $118,041, respectively.

c. Under an unsecured Revolving Credit Agreement with Deutsche Bank, New York, the Fund, along with other Funds of The Montgomery Funds, The Montgomery Funds II and The Montgomery Funds III, may, for one year starting August 13, 1999, borrow (consistent with applicable law and its investment policies) up to one-third of its net asset value (or such lower limit applicable to such Fund), provided the aggregate funds borrowed do not exceed $175,000,000. The Fund pays its pro rata shares of the quarterly commitment fee of 0.08% per annum of the unutilized credit line balance. For the one year starting November 8, 2000, the Fund entered into a new unsecured Revolving Credit Agreement with Bank of America, N.A., specifying aggregate funds borrowed not to exceed $150,000,000 and a commitment fee of 0.10% per annum. For the period ended December 31, 2000, there were no borrowings under this agreement.

d. The schedule of forward foreign-currency exchange contracts at December 31, 2000, was as follows:

                                                                                                 Net Unrealized
     Foreign-Currency                           Settlement                                        Appreciation/
         Amount                                    Date            In Exchange for ($US)         (Depreciation)
------------------------------------------------------------------------------------------------------------------
Forward Foreign-Currency Exchange Contracts to Deliver
         173,565       Danish Krone              01/02/01                 $21,844                     $(254)
          31,451       European Union Euro       01/02/01                  29,529                      (343)
          28,464       Swiss Franc               01/03/01                  17,560                      (231)
          24,326       British Pound             01/04/01                  36,360                       (89)
                                                                         --------                     ------
                       Total                                             $105,293                     $(917)
                                                                         ========                     ======

4. TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST:

The Trust has authorized an unlimited number of shares of beneficial interest which have a par value of $0.01. Transactions in shares of beneficial interest for the periods indicated below were:


                                                                                             NEW POWER FUND
                                                                                          PERIOD ENDED 12/31/00
                                                                                        Shares            Dollars
------------------------------------------------------------------------------------------------------------------
Sold                                                                                   159,158         $1,636,512
Issued as reinvestment of dividends                                                      1,624             13,695
Redeemed                                                                               (77,998)          (669,556)
------------------------------------------------------------------------------------------------------------------
Net increase                                                                            82,784           $980,651
------------------------------------------------------------------------------------------------------------------

5. FOREIGN SECURITIES:

The Fund purchases securities on foreign securities exchanges. Securities of foreign companies and foreign governments involve risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include revaluation of currencies, less-reliable information about issuers, different securities transactions clearance and settlement practices, and potential future adverse political and economic developments. These risks are heightened for investments in emerging markets countries. Moreover, securities of many foreign companies and governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.